File Nos. 333-110037
                                                                       811-21460

    As filed with the Securities and Exchange Commission on April 27, 2007


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933                       [X]

                           Pre-Effective Amendment No. ___         [ ]

                           Post-Effective Amendment No. 14         [X]

                                     and/or

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                            COMPANY ACT OF 1940                    [X]

                              Amendment No. 15                     [X]

                        (Check appropriate box or boxes)

                             PIONEER SERIES TRUST II
               (Exact Name of Registrant as Specified in Charter)

                  60 State Street, Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (617) 742-7825

             Dorothy E. Bourassa, Secretary, Pioneer Series Trust II
                  60 State Street, Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b)
     [X]  on May 1, 2007 pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on [date] pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on [date] pursuant to paragraph (a)(3)of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PIONEER
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GROWTH LEADERS FUND
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                              Prospectus

                              May 1, 2007

                              Class A, Class B and Class C Shares



                              Contents
                              --------------------------------------------------


                              Basic information about the fund ..............  1

                              Management .................................... 11

                              Buying, exchanging and selling shares ......... 13

                              Dividends, capital gains and taxes ............ 45

                              Financial highlights .......................... 46


Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

[LOGO]PIONEER
      Investments(R)

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An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Contact your investment professional to discuss how the fund fits into your portfolio.
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Basic information about the fund


Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in common and preferred stocks and securities convertible into stocks. Securities convertible into stocks include depositary receipts on stocks, convertible debt securities, warrants and rights. The fund offers a broad investment program for the equity portion of an investor's portfolio, with an emphasis on mid and large capitalization issuers traded in the U.S. However, the fund may invest in issuers of any capitalization.

The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets in common and preferred stocks and securities convertible into stocks.


The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Pioneer has engaged L. Roy Papp & Associates, LLP to act as the fund's subadviser under Pioneer's supervision. The fund purchases equity securities that the subadviser believes have favorable prospects for capital appreciation because these securities are trading at prices that, in the subadviser's opinion, do not fully reflect their value relative to the market as a whole. The subadviser evaluates an issuer's prospects for capital appreciation by considering, among other factors, growth over extended periods of time, profitability created through operating efficiency rather than financial leverage, and whether cash flows confirm the sustainability of growth. The subadviser follows a "buy and hold" strategy.
Once a security is purchased, the fund ordinarily retains an investment as long as the subadviser continues to believe that the security's prospects for appreciation continue to be favorable and that the security is not overvalued in the marketplace. The subadviser does not attempt to time the market.


Principal risks of investing in the fund
You could lose money on your investment or not make as much as if you invested elsewhere if:

o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)
o Growth stocks fall out of favor with investors
o The subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

The fund may invest in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

Basic information about the fund



Risks of mid-cap companies

The fund also has risks associated with investing in mid-cap companies. Compared to large companies, mid-cap companies, and the market for their equity securities, are likely to:
o Be more sensitive to changes in the economy, earnings results and investor expectations
o Have more limited product lines and capital resources
o Experience sharper swings in market values
o Be harder to sell at the times and prices the subadviser thinks appropriate

o Offer greater potential for gain and loss


Market segment risks

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The fund's past performance

The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund acquired the assets and liabilities of Papp Stock Fund (the predecessor fund) on February 20, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.

In the reorganization, the predecessor fund exchanged its assets for Class A shares of the fund. The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's single class of shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance
The chart shows the year-by-year performance of the fund's Class A shares. Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

Basic information about the fund

Annual return Class A shares (%)
(Year ended December 31)
[THE FOLLOWING DATA WAS REPRESENTED IN THE PRINTED MATERIAL AS A BAR CHART]

'97                    32.79
'98                    26.67
'99                    14.70
'00                    -6.26
'01                   -12.91
'02                   -24.17
'03                    23.66
'04                     0.21
'05                     5.70
'06                     5.93


The highest calendar quarterly return was 23.42% (9/30/1998 to 12/31/1998)

The lowest calendar quarterly return was -17.43% (3/31/2002 to 6/30/2002)

Comparison with the Russell 1000 Growth Index

The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Russell 1000 Growth Index. This index measures the performance of large-cap U.S. growth stocks.


Unlike the fund, the index is not managed and does not incur expenses. The table:
o Reflects sales charges applicable to the class
o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2006)



                                                                          Since  Inception
                                        1 Year   5 Years   10 Years   Inception     Date#
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Class A                                                                          11/29/89
Return before taxes                      -0.14     -0.17       4.56       8.51
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Return after taxes
on distributions                         -4.09     -2.29       3.15       7.35
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Return after taxes
on distributions
and sale of shares                        5.14     -0.25       3.86       7.43
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Class B                                                                          11/29/89
Return before taxes                       1.65     -0.10       4.20       7.95
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Class C                                   4.64     -0.18       4.16       7.93   11/29/89
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Russell 1000 Growth Index
(reflects no deduction for taxes)         9.07      2.69       5.44       9.30
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# Inception date of the predecessor fund's single class of shares. Class B and Class C shares commenced operations on February 21, 2004.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Basic information about the fund


Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees

paid directly from your investment                             Class A   Class B  Class C
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Maximum sales charge (load) when you buy shares
as a percentage of offering price                                5.75%      None      None
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Maximum deferred sales charge (load) as a percent-
age of offering price or the amount you receive when
you sell shares, whichever is less                              None(1)        4%       1%
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Annual fund operating expenses


paid from the assets of the fund
as a percentage of average daily net assets                  Class A   Class B    Class C
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Management Fee                                                  0.75%     0.75%      0.75%
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Distribution and Service (12b-1) Fee                            0.25%     1.00%      1.00%
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Other Expenses                                                  0.65%     1.07%      1.18%
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Total Annual Fund Operating Expenses(2)                         1.65%     2.82%      2.93%
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Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's total operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                 If you sell your shares           If you do not sell your shares
          ------------------------------------- -------------------------------------
                              Number of years you own your shares
          ---------------------------------------------------------------------------
             1         3         5        10       1         3         5        10
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Class A   $733    $1,065    $1,420    $2,417    $733    $1,065    $1,420    $2,417
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Class B    685     1,174     1,589     2,868     285       874     1,489     2,868
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Class C    396       907     1,543     3,252     296       907     1,543     3,252
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1 Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."

2 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Basic information about the fund


Non-principal investment strategies and related risks
As discussed, the fund invests primarily in common and preferred stocks and securities convertible into stocks.


The following sections describe additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. The fund's secondary, or non-principal, investment policies and strategies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Non-U.S. securities
The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent the fund invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser might not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the fund's investments
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect the securities markets
o Withholding and other non-U.S. taxes may decrease the fund's return


Debt securities

The fund may invest in debt securities of corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The fund invests in debt securities when the subadviser believes they are consistent with the fund's investment objective of capital appreciation, to diversify the fund's portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains. See "Financial highlights" for actual annual turnover rates.


Derivatives

The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:

o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
o As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Basic information about the fund


Even a small investment in derivatives can have a significant impact on the fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The fund will only invest in derivatives to the extent the subadviser believes these investments do not prevent the fund from seeking its investment objective.

Management


Pioneer, the fund's investment adviser,
oversees the fund's operations and supervises the fund's subadviser, which is responsible for the day-to-day management of the fund's portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.

Investment subadviser

L. Roy Papp & Associates, LLP ("Papp"), the fund's subadviser, is an investment adviser to individuals, trusts, retirement plans, endowments and foundations. As of December 31, 2006, Papp's assets under management were approximately $529 million. Papp's main office is located at 2201 E. Camelback Road, Suite 227B, Phoenix, AZ 85016.


Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of L. Roy Papp and Rosellen C. Papp, who have managed the fund since its commencement. L. Roy Papp and Rosellen C. Papp have been investment professionals since 1955 and 1981, respectively.

Management

The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.

Management fee



The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.75% of the fund's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2006, the fund paid management fees equivalent to 0.75% of the fund's average daily net assets.


Pioneer, and not the fund, pays a portion of the fee it receives from the fund to Papp as compensation for Papp's subadvisory services to the fund.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders, dated December 31, 2006.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Disclosure of portfolio holdings

The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Buying, exchanging and selling shares

Net asset value


The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

The fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Buying, exchanging and selling shares

You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

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Share price

The net asset value per share calculated on the day of your transaction,

adjusted for any applicable sales charge.
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Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
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Choosing a class of shares
The fund offers three classes of shares through this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o How long you expect to own the shares
o The expenses paid by each class
o Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

Distribution plans

The fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


Additional payments to financial intermediaries

There are two principal ways you compensate the financial intermediary through which you buy shares of the fund - directly, by the payment of sales commissions, if any; and indirectly, as a result of the fund paying Rule 12b-1 fees.


Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.


Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.


Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment may exceed the intermediary's costs.


The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Buying, exchanging and selling shares


Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

Comparing classes of shares


                    Class A                     Class B                     Class C
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Why you might       Class A shares may be       You may prefer Class B      You may prefer Class C
prefer each class   your best alternative if    shares if you do not        shares if you do not
                    you prefer to pay an        want to pay an initial      wish to pay an initial
                    initial sales charge and    sales charge, or if you     sales charge and you
                    have lower annual           plan to hold your invest-   would rather pay higher
                    expenses, or if you         ment for at least five      annual expenses over
                    qualify for any reduction   years.                      time.
                    or waiver of the initial
                    sales charge.
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Initial sales       Up to 5.75% of the          None                        None
charge              offering price, which is
                    reduced or waived for
                    large purchases and
                    certain types of inves-
                    tors. At the time of your
                    purchase, your invest-
                    ment firm may receive a
                    commission from the
                    distributor of up to 5%,
                    declining as the size of
                    your investment
                    increases.
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Contingent          None, except in certain     Up to 4% is charged if      A 1% charge if you sell
deferred sales      circumstances when          you sell your shares.       your shares within one
charges             the initial sales charge    The charge is reduced       year of purchase. Your
                    is waived.                  over time and not           investment firm may
                                                charged after five years.   receive a commission
                                                Your investment firm        from the distributor at
                                                may receive a commis-       the time of your pur-
                                                sion from the distributor   chase of up to 1%.
                                                at the time of your pur-
                                                chase of up to 4%.
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Distribution and    Up to 0.25% of average      Up to 1% of average         Up to 1% of average
service fees        daily net assets.           daily net assets.           daily net assets.
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Annual expenses     Lower than Class B or       Higher than Class A         Higher than Class A
(including          Class C.                    shares; Class B shares      shares; Class C shares
distribution and                                convert to Class A          do not convert to any
service fees)                                   shares after eight          other class of shares.
                                                years.                      You continue to pay
                                                                            higher annual expenses.
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Exchange            Class A shares of other     Class B shares of other     Class C shares of other
privilege           Pioneer mutual funds.       Pioneer mutual funds.       Pioneer mutual funds.
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Maximum             None                        $49,999                     $999,999
purchase amount
(per transaction)
---------------------------------------------------------------------------------------------------

Buying, exchanging and selling shares


Sales charges: Class A shares

You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund. You do not pay a contingent deferred sales charge when you sell shares purchased through reinvestment of dividends or capital gain distributions.

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Offering price
The net asset value per share plus any initial sales charge.
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Sales charges for Class A shares

                                                            Sales charge as % of
                                                        ------------------------
                                                          Offering    Net amount
Amount of purchase                                           price      invested
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Less than $50,000                                             5.75          6.10
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$50,000 but less than $100,000                                4.50          4.71
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$100,000 but less than $250,000                               3.50          3.63
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$250,000 but less than $500,000                               2.50          2.56
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$500,000 but less than $1 million                             2.00          2.04
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$1 million or more                                             -0-           -0-
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The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.

Reduced sales charges
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares over time if:
o The amount of shares you own plus the amount you are investing now is at least $50,000 (Rights of accumulation)
o You plan to invest at least $50,000 over the next 13 months (Letter of intent)

Rights of accumulation

If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.



Letter of intent
You can use a letter of intent to qualify for reduced sales charges in two situations:
o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months

o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A, Class B or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Buying, exchanging and selling shares


Qualifying for a reduced Class A sales charge

In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.


For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.

You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.


Class A purchases at a reduced initial sales charge or net asset value are also available to:
Group plans if the sponsoring organization:
o recommends purchases of Pioneer mutual funds to,
o permits solicitation of, or
o facilitates purchases by its employees, members or participants.

Class A purchases at net asset value
You may purchase Class A shares at net asset value (without a sales charge) as follows.

Investments of $1 million or more and certain retirement plans

You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more, are a participant in an employer-sponsored retirement plan with at least $1 million in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a deferred sales charge if you sell your Class A shares within 18 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.


If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

Class A purchases at net asset value are available to:

o Current or former trustees and officers of the fund;
o Partners and employees of legal counsel to the fund (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);
o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;

o Employees of AmSouth Bank (at the time of initial share purchase) investing through an account held with AmSouth Investment Services, Inc.;
o Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Pioneer or any of its affiliates serve as investment adviser or manager;
o In connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
o Certain unit investment trusts;

Buying, exchanging and selling shares



o Employer-sponsored retirement plans with at least $1 million in total plan assets;

o Employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
  (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;
o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;

o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;

o Shareholders of record (i.e., not held in the name of your broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date;
o Shareholders of record (i.e. not held in the name of your broker or an omnibus account) on the date of the reorganization of Papp Stock Fund into the fund and shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Reinstatement privilege for Class A and Class B shares
If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
o You must send a written request to the transfer agent no more than 90 days after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.


When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.


You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

Class A shares that are subject to a contingent deferred sales charge

Purchases of Class A shares of $1 million or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 18 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code that has at least $1 million in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).


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Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
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Buying, exchanging and selling shares


Sales charges: Class B shares

You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.

Contingent deferred sales charge
--------------------------------------------------------------------------------

On shares sold                                                         As a % of
before the                                                 dollar amount subject
end of year                                                  to the sales charge
1                                                                              4
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2                                                                              4
--------------------------------------------------------------------------------
3                                                                              3
--------------------------------------------------------------------------------
4                                                                              2
--------------------------------------------------------------------------------
5                                                                              1
--------------------------------------------------------------------------------
6+                                                                             0
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Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased.


Conversion to Class A shares
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares eight years after the date of purchase except that:
o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account
o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

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Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class B shares so that you pay the lowest possible
CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
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--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
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Buying, exchanging and selling shares


Sales charges: Class C shares

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class C shares so that you pay the lowest possible
CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Waiver or reduction of contingent deferred sales charges
(CDSC)
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

Class A, Class B and Class C shares
The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue
  Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
  - It is a required minimum distribution due to the attainment of age 701/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
  - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
  - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
  - A return of excess employee deferrals or contributions;
  - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;
  - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year; or
  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or
o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares


Opening your account

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:


Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Telephone transaction privileges

If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.


When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

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By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFone(SM) at any time.
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Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o For new accounts, complete the online section of the account application

o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Buying, exchanging and selling shares


General rules on buying, exchanging and selling your fund shares

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

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Good order means that:
o You have provided adequate instructions
o There are no outstanding claims against your account
o There are no transaction limitations on your account

o The purchase payment has cleared for shares you are requesting to redeem


o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o Your request includes a signature guarantee if you:
  - Are selling over $100,000 or exchanging over $500,000 worth of shares
  - Changed your account registration or address within the last 30 days
  - Instruct the transfer agent to mail the check to an address different from the one on your account
  - Want the check paid to someone other than the account owner(s)
  - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
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Buying
You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

Minimum investment amounts

Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.


Maximum purchase amounts
Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.

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Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
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Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an

Buying, exchanging and selling shares


account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Exchanging
You may exchange your shares for shares of the same class of another Pioneer mutual fund.


Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Your exchanges are subject to certain limitations. See "Shareowner Account Policies - Exchange Limitation."


Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling
Your shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as broker-dealers, receives your request in good order.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.


If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

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You may have to pay income taxes on a sale or an exchange.
--------------------------------------------------------------------------------
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Consult your investment professional to learn more about buying, exchanging or selling fund shares.
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Buying shares


Through your investment firm
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o You established your bank account of record at least 30 days ago
o Your bank information has not changed for at least 30 days
o You are not purchasing more than $25,000 worth of shares per account per day
o You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.


In writing, by mail

You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

Buying, exchanging and selling shares


Exchanging shares

Through your investment firm
Normally, your investment firm will send your exchange request to the fund's transfer agent. Consult your investment professional for more information about exchanging your shares.

By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day

o You can provide the proper account identification information

In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The class of shares you are exchanging
o The dollar amount or number of shares you are exchanging

Selling shares


Through your investment firm

Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.


By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Buying, exchanging and selling shares

How to contact us


By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website

www.pioneerinvestments.com


By fax
Fax your exchange and sale requests to:
1-800-225-4240

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.


While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

Buying, exchanging and selling shares

In addition to monitoring trades, the policies and procedures provide that:

o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B or Class C shares that may occur in any calendar year. See "Exchange limitation."


The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Account options
See the account application form for more details on each of the following options.

Automatic investment plans
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class B or Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.

Pioneer Investomatic Plan
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.


If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount instead of sending a check. Additional shares will be purchased at the then current net asset value.


Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Buying, exchanging and selling shares


Systematic withdrawal plans

When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.


To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)


These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.


Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.

Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareowner services


Pioneer website
www.pioneerinvestments.com

The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Your current account information
o Prices, returns and yields of all publicly available Pioneer mutual funds

o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

o A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o Request account statements


If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).


Household delivery of fund documents

With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.


Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Buying, exchanging and selling shares


Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

TDD 1-800-225-1997
If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.

Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies

Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o Requesting certain types of exchanges or sales of fund shares
o Redeeming shares for which you hold a share certificate
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Exchange limitation
You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access

You may have difficulty contacting the fund by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


Share certificates
The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Other policies
The fund and the distributor reserve the right to:
o reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

Buying, exchanging and selling shares

o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

For U.S. federal income tax purposes, distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains are taxable as ordinary income. Dividends are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal, state, local and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of qualified dividend income and other U.S. federal income tax considerations that may affect the fund and its shareowners.

--------------------------------------------------------------------------------
Sales and exchanges may be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights


The financial highlights table helps you understand the fund's financial performance for the past five years.


Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class B and Class C shares of the fund (assuming reinvestment of all dividends and distributions).


The information below for the fiscal years ended December 31, 2004 through December 31, 2006 has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

For the fiscal years ended December 31, 2002 and December 31, 2003, the financial highlights were audited by other auditors whose report dated January 23, 2004 expressed an unqualified opinion on those financial highlights.

Pioneer Growth Leaders Fund

Class A shares


                                            Year Ended      Year Ended    Year Ended (b)   Year Ended    Year Ended
                                            ------------ --------------- ---------------- ------------ -------------
                                              12/31/06        12/31/05        12/31/04       12/31/03      12/31/02
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  19.22          $21.05          $28.21         $23.87        $31.40
                                            ------------------------------------------------------------------------
Net increase (decrease) from
  investment operations:
 Net investment income (loss)                $   0.01         $  0.01         $  0.19        $ (0.05)     $  (0.06)
 Net realized and unrealized gain (loss)
   on investments                                1.11            1.13           (0.13)          5.77         (7.47)
                                            ------------------------------------------------------------------------
   Net increase (decrease) from
    investment operations                    $   1.12         $  1.14         $  0.06        $  5.72      $  (7.53)
Distributions to shareowners:
 Net investment income                           0.00(a)         0.00(a)        (0.18)             -             -
 Net realized gain                              (5.34)          (2.97)          (7.04)         (1.38)            -
                                             ------------------------------------------------------------------------
Net increase (decrease) in net
  asset value                                $  (4.22)       $  (1.83)        $ (7.16)       $  4.34      $  (7.53)
                                             ------------------------------------------------------------------------
Net asset value, end of period               $  15.00        $  19.22         $ 21.05        $ 28.21      $  23.87
                                             ========================================================================
Total return*                                    5.93%           5.70%           0.25%         23.97%       (23.98)%
Ratio of net expenses to average
  net assets+                                    1.25%           1.25%           1.25%          1.22%         1.14%
Ratio of net investment income (loss) to
  average net assets+                            0.06%           0.01%           0.58%         (0.01)%       (0.04)%
Portfolio turnover rate                            21%              3%              6%             3%            4%
Net assets, end of period (in thousands)     $ 42,169        $ 56,040         $40,568        $57,286      $ 52,528
Ratios with no waiver of management
  fees by Pioneer and no reduction for
  fees paid indirectly:
 Net expenses                                    1.65%           1.59%           1.49%          1.22%         1.14%
 Net investment income (loss)                    0.34%         (0.35)%           0.34%         (0.01)%       (0.04)%
Ratios with waiver of management fees
  by Pioneer and reduction for fees paid
  indirectly:
 Net expenses                                    1.25%           1.25%           1.25%          1.22%         1.14%
 Net investment income (loss)                    0.06%           0.01%           0.58%         (0.01)%       (0.04)%
--------------------------------------------------------------------------------------------------------------------



(a)  Amount rounds to less than one cent per share.
(b)  Effective February 20, 2004 Pioneer Investment Management became the advisor.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

Financial highlights

Pioneer Growth Leaders Fund

Class B shares


                                                            Year Ended   Year Ended      2/21/04 to
                                                             12/31/06     12/31/05       12/31/04(a)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 18.69       $20.81          $28.39
                                                             ------------------------------------
Net increase (decrease) from investment operations:
  Net investment loss                                        $ (0.11)     $ (0.08)      $   (0.11)
  Net realized and unrealized gain (loss) on investments        0.97         0.93          ( 0.43)
                                                             ------------------------------------
   Net increase (decrease) from investment operations        $  0.86      $  0.85       $   (0.54)
Distributions to shareowners:
  Net realized gain                                            (5.34)       (2.97)          (7.04)
                                                             ------------------------------------
Net decrease in net asset value                              $ (4.48)     $ (2.12)      $   (7.58)
                                                             ------------------------------------
Net asset value, end of period                               $ 14.21      $ 18.69       $   20.81
                                                             ====================================
Total return*                                                   4.69%        4.34%          (1.88)%(b)
Ratio of net expenses to average net assets+                    2.39%        2.34%           3.18%**
Ratio of net investment loss to average net assets+            (1.02)%      (1.02)%         (0.78)%**
Portfolio turnover rate                                           21%           3%              6%
Net assets, end of period (in thousands)                     $ 1,389      $   904       $      52
Ratios with no waiver of management fees by Pioneer
  and no reduction for fees paid indirectly:
  Net expenses                                                  2.82%        2.67%           3.48%**
  Net investment loss                                           1.44%       (1.35)%         (1.08)%**
Ratios with waiver of management fees by Pioneer and
  reduction for fees paid indirectly:
  Net expenses                                                  2.37%        2.33%           3.18%**
  Net investment loss                                          (1.00)%      (1.01)%         (0.78)%**
-------------------------------------------------------------------------------------------------------



(a)  Class B shares were first publicly offered on February 21, 2004.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

Pioneer Growth Leaders Fund

Class C shares


                                                            Year Ended   Year Ended      2/21/04 to
                                                             12/31/06     12/31/05      12/31/04 (a)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $18.59       $20.69       $28.39
                                                             ------------------------------------------
Net increase (decrease) from investment operations:
  Net investment loss                                        $ (0.13)     $ (0.07)      $   (0.09)
  Net realized and unrealized gain (loss) on investments        0.98         0.94           (0.57)
                                                             ------------------------------------------
   Net increase (decrease) from investment operations        $  0.85      $  0.87       $   (0.66)
Distributions to shareowners:
  Net realized gain                                            (5.34)       (2.97)          (7.04)
                                                             ------------------------------------------
Net decrease in net asset value                              $ (4.49)     $ (2.10)      $   (7.70)
                                                             ------------------------------------------
Net asset value, end of period                               $ 14.10      $ 18.59       $   20.69
                                                             ==========================================
Total return*                                                   4.64%        4.44%          (2.30)%(b)
Ratio of net expenses to average net assets+                    2.53%        2.32%           3.80%**
Ratio of net investment loss to average net assets+            (1.20)%      (0.95)%         (1.36)%**
Portfolio turnover rate                                           21%           3%              6%
Net assets, end of period (in thousands)                     $   453      $   406       $      24
Ratios with no waiver of management fees by Pioneer
  and no reduction for fees paid indirectly:
  Net expenses                                                  2.93%        2.66%           4.11%**
  Net investment loss                                          (1.60)%      (1.29)%         (1.68)%**
Ratios with waiver of management fees by Pioneer and
  reduction for fees paid indirectly:
  Net expenses                                                  2.51%        2.32%           3.80%**
  Net investment loss                                          (1.18)%      (0.95)%         (1.36)%**
-------------------------------------------------------------------------------------------------------



(a)  Class C shares were first publicly offered on February 21, 2004.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

                                     Notes

                                     Notes

                                     Notes

Pioneer
Growth Leaders Fund


You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com.

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website

www.pioneerinvestments.com


You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-21460)


[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19265-01-0507
                                         (C)2007 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

                           PIONEER GROWTH LEADERS FUND

                            (Pioneer Series Trust II)
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION


                       Class A, Class B and Class C Shares

                                   May 1, 2007

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B and Class C shares prospectus dated May 1, 2007, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of each prospectus from our website at: www.pioneerinvestments.com. The fund's financial statements for the fiscal year ended December 31, 2006 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.

                                TABLE OF CONTENTS
                                                                                        Page
                                                                                        ----
1.    Fund History...................................................................      2
2.    Investment Policies, Risks and Restrictions....................................      2
3.    Trustees and Officers..........................................................     24
4.    Investment Adviser.............................................................     33
5.    Principal Underwriter and Distribution Plans...................................     37
6.    Shareholder Servicing/Transfer Agent...........................................     42
7.    Custodian......................................................................     42
8.    Independent Registered Public Accounting Firm..................................     42
9.    Portfolio Management...........................................................     42
10.   Portfolio Transactions.........................................................     46
11.   Description of Shares..........................................................     47
12.   Sales Charges..................................................................     49
13.   Redeeming Shares...............................................................     55
14.   Telephone and Online Transactions..............................................     56
15.   Pricing of Shares..............................................................     58
16.   Tax Status.....................................................................     59
17.   Investment Results.............................................................     65
18.   Financial Statements...........................................................     65
19.   Annual Fee, Expense and Other Information......................................     66
20.   Appendix A - Description of Short-Term Debt, Corporate Bond and
      Preferred Stock Ratings........................................................     71
21.   Appendix B - Proxy Voting Policies and Procedures..............................     76

1. FUND HISTORY


The fund is a diversified series of Pioneer Series Trust II (the "Trust"), an open-end management investment company. The fund originally was established as Papp Stock Fund, Inc., a Maryland corporation, on September 15, 1989. Prior to April 1999, Papp Stock Fund, Inc. was named The L. Roy Papp Stock Fund, Inc. Pursuant to an agreement and plan of reorganization, the fund was reorganized as a series of the Trust, a Delaware statutory trust, on February 20, 2004. From February 20, 2004 to April 30, 2005, the fund's name was Pioneer Papp Stock Fund. On May 1, 2005, the fund's name was changed to Pioneer Growth Leaders Fund. Pioneer Investment Management Inc., ("Pioneer") is the fund's investment adviser.


2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS


The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.


Illiquid Securities


The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer or L. Roy Papp & Associates, LLP ("Papp" or "subadviser") the subadviser. Pioneer or the subadviser determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.


Investments in Initial Public Offerings

To the extent consistent with its investment objective, the fund may invest in initial public offerings ("IPOs") of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

Debt Securities Selection

In selecting debt securities for the fund, Pioneer or the subadviser gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given the outlook of Pioneer or the subadviser for the equity markets and the fund's liquidity requirements. Once Pioneer or the subadviser determines to allocate a portion of the fund's assets to debt securities, Pioneer or the subadviser generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer or the subadviser selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Convertible Debt Securities

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Debt Securities Rating Criteria


Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade,, Pioneer or the subadviser will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "C" or better, or comparable unrated securities.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.


Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer or the subadviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.


Short-Term Investments


For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of corporate issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

U.S. Government Securities

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration,

Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Debt Obligations of Non-U.S. Governments

The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer or the subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

Withholding and Other Taxes. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Real Estate Investment Trusts ("REITs") and Associated Risk Factors

REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

Investments in Depositary Receipts

The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Other Investment Companies


The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if, as a result, (i) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (ii) more than 5% of the fund's total assets would be invested in any one investment company, or
(iii) more than 10% of the fund's total assets would be invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").


The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Exchange Traded Funds

Subject to the limitations on investment in other investment companies, the fund may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, Power SharesQQQ (QQQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the

National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Short Sales Against the Box

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times own an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a

"constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Portfolio Turnover

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.

Foreign Currency Transactions

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer or the subadviser.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

Options on Foreign Currencies

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.


The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.


The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

Options on Securities and Securities Indices

For hedging purposes or to seek to increase total return, the fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Call and Put Options on Securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.

All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

Writing Call and Put Options on Securities Indices. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


The fund may purchase and sell both options that are traded on U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer or the subadviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer or the subadviser to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer or the subadviser, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer or the subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The fund will engage in futures and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.


The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.


Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

Equity Swaps, Caps, Floors and Collars

The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer or the subadviser is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Warrants and Stock Purchase Rights

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred Shares

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

Lending of Portfolio Securities

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and may pay a portion of the income or fee earned thereon to the borrower, lending agent or other intermediary. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

Disclosure of Portfolio Holdings


The Board of Trustees has adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other funds and accounts that have substantially similar investment strategies, these policies and procedures only relate to the disclosure of portfolio information of registered management investment companies.


Generally, Pioneer will make the fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish the fund's full portfolio holdings thirty (30) days after the end of each month. Such information shall be made available on the fund's website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding the fund's top ten holdings (including the percentage of the fund's assets represented by each security), the percentage breakdown of the fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.


Pioneer may provide the fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). As of the date of this statement of additional information, Pioneer had not provided the fund's portfolio holdings information to any entity prior to the date such information was made public. The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the fund.

Compliance with the fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The fund's portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the fund's custodian, fund accounting agent, principal underwriter, investment subadviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the fund, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of the fund's portfolio holdings information.

In addition, the fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of the fund's fiscal quarter.

Investment Restrictions

Fundamental Investment Restrictions. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2.    more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that the fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, the fund may: (a) borrow from banks or through reverse repurchase agreements or mortgage dollar rolls that are accounted for as financings in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed); (b) borrow up to an additional 5% of the fund's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; and (d) purchase securities on margin to the extent permitted by applicable laws. In the opinion of the SEC, the fund's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if

      (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of this SAI, the fund relied on MSCI Global Industry Classification Standard (GICS) classifications. The fund's policy does not apply to investments in U.S. government securities.

For purposes of investment restriction (2) above, mortgage dollar rolls accounted for as financings involve the sale by the fund of a mortgage-backed security to a financial institution and an agreement by the fund to repurchase the security at a later date at a price agreed upon at the time of the sale to provide cash for short-term purposes such as to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.

Non-Fundamental Investment Restrictions

The following restrictions have been designated as non-fundamental and may be changed by a vote of the trust's Board of Trustees without approval of shareholders. The fund may not:

(1) Engage in short sales, except short sales against the box.

(2) Purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

(3) Invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G), such as one of the series of Pioneer Asset Allocation Series.

3. TRUSTEES AND OFFICERS


The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 82 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

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                                        Term of
                     Position Held      Office and
Name, Age and        With the           Length of             Principal Occupation                         Other Directorships
Address              Fund               Service               During Past Five Years                       Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------------------------------------------------------
John F.              Chairman of the    Trustee since 2003.   Deputy Chairman and a Director of Pioneer    Director of ICI Mutual
Cogan, Jr.           Board, Trustee     Serves until a        Global Asset Management S.p.A. ("PGAM");     Insurance Company
(80)*                and President      successor trustee     Non-Executive Chairman and a Director of
                                        is elected or         Pioneer Investment Management USA Inc.
                                        earlier retirement    ("PIM-USA"); Chairman and a Director of
                                        or removal.           Pioneer; Chairman and Director of Pioneer
                                                              Institutional Asset Management, Inc.
                                                              (since 2006); Director of Pioneer
                                                              Alternative Investment Management Limited
                                                              (Dublin); President and a Director of
                                                              Pioneer Alternative Investment Management
                                                              (Bermuda) Limited and affiliated funds;
                                                              Director of PIOGLOBAL Real Estate
                                                              Investment Fund (Russia) (until June
                                                              2006); Director of Nano-C, Inc. (since
                                                              2003); Director of Cole Management Inc.
                                                              (since 2004); Director of Fiduciary
                                                              Counseling, Inc.; President and Director
                                                              of Pioneer Funds Distributor, Inc.
                                                              ("PFD") (until May 2006); President of
                                                              all of the Pioneer Funds; and Of Counsel,
                                                              Wilmer Cutler Pickering Hale and Dorr LLP
                                                              (counsel to PIM-USA and the Pioneer Funds)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
David R. Bock        Trustee            Trustee since 2005.   Executive Vice President and Chief           Director of The
(63)                                    Serves until a        Financial Officer, I-trax, Inc. (publicly    Enterprise Social
3050 K. Street                          successor trustee     traded health care services company)         Investment Company
NW,                                     is elected or         (2004 - present); Partner, Federal City      (privately-held
Washington, DC                          earlier retirement    Capital Advisors (boutique merchant          affordable housing
20007                                   or removal.           bank)(1997 to 2004); and Executive Vice      finance company); and
                                                              President and Chief Financial Officer,       Director of New York
                                                              Pedestal Inc. (internet-based mortgage       Mortgage Trust (publicly
                                                              trading company) (2000-2002)                 traded mortgage REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush         Trustee            Trustee since 2003.   President, Bush International, LLC           Director of Brady
(59)                                    Serves until a        (international financial advisory firm)      Corporation (industrial
3509 Woodbine                           successor trustee                                                  identification and
Street,                                 is elected or                                                      specialty coated material
Chevy Chase,                            earlier retirement                                                 products manufacturer);
MD 20815                                or removal.                                                        Director of Briggs &
                                                                                                           Stratton Co. (engine
                                                                                                           manufacturer); Director
                                                                                                           of UAL Corporation
                                                                                                           (airline holding company)
                                                                                                           and Director of Mantech
                                                                                                           International Corporation
                                                                                                           (national security,
                                                                                                           defense, and intelligence
                                                                                                           technology firm)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.        Trustee            Trustee since 2003.   Founding Director, Vice-President and        None
Graham (59)                             Serves until a        Corporate Secretary, The Winthrop Group,
1001 Sherbrooke                         successor trustee     Inc. (consulting firm); and Desautels
Street West,                            is elected or         Faculty of Management, McGill University
Montreal,                               earlier retirement
Quebec, Canada                          or removal.
H3A1G5
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Thomas J. Perna      Trustee            Trustee since 2006.   Private investor (2004 - present); and       Director of Quadriserv
(56)                                    Serves until a        Senior Executive Vice President, The Bank    Inc. (technology products
89 Robbins                              successor trustee     of New York (financial and securities        for securities lending
Avenue,                                 is elected or         services) (1986 - 2004)                      industry)
Berkeley Heights,                       earlier retirement
NJ 07922                                or removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A.        Trustee            Trustee since 2003.   President and Chief Executive Officer,       Director of New America
Piret (58)                              Serves until a        Newbury, Piret & Company, Inc.               High Income Fund, Inc.
200 State Street,                                                                                          (closed-end investment
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        successor trustee     (investment banking firm)                    company)
12th Floor,                             is elected or
Boston, MA                              earlier retirement
021098                                  or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop        Trustee            Trustee since 2003.   President, John Winthrop & Co., Inc.         None
(70)                                    Serves until a        (private investment firm)
One North                               successor trustee
Adgers Wharf,                           is elected or
Charleston, SC                          earlier retirement
29401                                   or removal.
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Fund Officers:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Other Directorships Held
                                                                                                           by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Daniel K.            Executive Vice     Since March 2007.     Director, CEO and President of Pioneer
Kingsbury            President          Serves until a        Investment Management USA Inc.; Pioneer
(48)*                                   successor trustee     Investment Management, Inc. and Pioneer
                                        is elected or         Institutional Asset Management, Inc.
                                        earlier retirement    (since March 2007); Executive Vice
                                        or removal.           President of all of the Pioneer Funds
                                                              (since March 2007); Director of Pioneer
                                                              Global Asset Management S.p.A. (since
                                                              March 2007); Head of New Markets
                                                              Division, Pioneer Global Asset Management
                                                              S.p.A. (2000-2007)
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E.           Secretary          Since 2003. Serves    Secretary of PIM-USA; Senior Vice            None
Bourassa (59)                           at the discretion     President- Legal of Pioneer;
                                        of the Board          Secretary/Clerk of most of PIM-USA's
                                                              subsidiaries; and Secretary of all of the
                                                              Pioneer Funds since September 2003
                                                              (Assistant Secretary from November 2000
                                                              to September 2003)
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Christopher J.       Assistant          Since 2003. Serves    Vice President and Senior Counsel of         None
Kelley (42)          Secretary          at the discretion     Pioneer since July 2002; Vice President
                                        of the Board          and Senior Counsel of BISYS Fund
                                                              Services, Inc. (April 2001 to June 2002);
                                                              Senior Vice President and Deputy General
                                                              Counsel of Funds Distributor, Inc. (July
                                                              2000 to April 2001); and Assistant
                                                              Secretary of all of the Pioneer Funds
                                                              since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher          Assistant          Since 2006. Serves    Partner, Wilmer Cutler Pickering Hale and    None
P. Harvey            Secretary          at the discretion     Dorr LLP; and Assistant Secretary of all
(45)                                    of the Board          of the Pioneer Funds since July 2006
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave         Treasurer          Since 2003. Serves    Vice President-Fund Accounting,              None
(61)                                    at the discretion     Administration and Controllership
                                        of the Board          Services of Pioneer; and Treasurer of all
                                                              of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E.              Assistant          Since 2004. Serves    Deputy Treasurer of Pioneer since 2004;      None
Bradley (47)         Treasurer          at the discretion     Treasurer and Senior Vice President, CDC
                                        of the Board          IXIS Asset Management Services from 2002
                                                              to 2003; and Assistant Treasurer of all
                                                              of the Pioneer Funds since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I.              Assistant          Since 2003. Serves    Assistant Vice President-Fund Accounting,    None
Presutti (42)        Treasurer          at the discretion     Administration and Controllership
                                        of the Board          Services of Pioneer; and Assistant
                                                              Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan        Assistant          Since 2003. Serves    Fund Accounting Manager - Fund               None
(49)                 Treasurer          at the discretion     Accounting, Administration and
                                        of the Board          Controllership Services of Pioneer; and
                                                              Assistant Treasurer of all of the Pioneer
                                                              Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Katherine            Assistant          Since 2003. Serves    Fund Administration Manager - Fund           None
Kim Sullivan         Treasurer          at the discretion     Accounting, Administration and
(33)                                    of the Board          Controllership Services since June 2003;
                                                              Assistant Vice President - Mutual Fund
                                                              Operations of State Street Corporation
                                                              from June 2002 to June 2003 (formerly
                                                              Deutsche Bank Asset Management); Pioneer
                                                              Fund Accounting, Administration and
                                                              Controllership Services (Fund Accounting
                                                              Manager from August 1999 to May 2002);
                                                              and Assistant Treasurer of all of the
                                                              Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Teri W.              Chief Compliance   Since January 2007.   Chief Compliance Officer of Pioneer since    None
Anderholm            Officer            Serves at the         December 2006 and of all the Pioneer
(47)                                    discretion of the     Funds since January 2007; Vice President
                                        Board                 and Compliance Officer, MFS Investment
                                                              Management (August 2005 to December
                                                              2006); Consultant, Fidelity Investments
                                                              (February 2005 to July 2005): Independent
                                                              Consultant (July 1997 to February 2005

*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.


Board Committees


During the most recent fiscal year, the Board of Trustees held 11 meetings. Each Trustee attended at least 75% of such meetings.


The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit

David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Independent Trustees

David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret and John Winthrop

Nominating

Mary K. Bush, Marguerite A. Piret, and John Winthrop (Chair)

Valuation

David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Policy Administration

Mary K. Bush (Chair), Thomas J. Perna and John Winthrop


During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Valuation, and Policy Administration Committees held 16, 13, 3, 4 and 9 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;


o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;


o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

o review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

o review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

o receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.


The Agreement and Declaration of Trust provides that the Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or the fund or that such indemnification would relieve any officer or Trustee of any liability to the Trust or the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


Compensation of Officers and Trustees

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

Sales Loads. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.


As of December 31, 2006, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):


o     the fund

o     an officer of the fund

o     a related fund

o     an officer of any related fund

o     Pioneer

o     PFD

o     an officer of Pioneer or PFD

o     any affiliate of Pioneer or PFD

o     an officer of any such affiliate


During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $173,353 and $287,452.56 in each of 2005 and 2006.

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:


o     Pioneer

o     PFD

o     UniCredito Italiano

o     any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:


o     the fund

o     any related fund

o     Pioneer

o     PFD

o     any affiliated person of the fund, Pioneer or PFD

o     UniCredito Italiano

o     any other entity in a control relationship to the fund, Pioneer or PFD

Share Ownership. See "Annual Fee, Expense and Other Information" for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.


Proxy Voting Policies. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's "Proxy Voting Policies and Procedures" are attached as "Appendix B".


4. INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

Pioneer has engaged L. Roy Papp & Associates, LLP (as previously defined, "Papp") to act as the fund's subadviser. As the fund's investment adviser, Pioneer oversees the fund's operations and supervises Papp, which is responsible for the day-to-day management of the fund's portfolio (see "Investment Subadviser" below). Except as otherwise provided under "Investment Subadviser" below, Pioneer also maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors;
(c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or other agent appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the laws or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.


Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.75% of the fund's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. The fee is computed daily and paid monthly.

Prior to the reorganization of Papp Stock Fund into the fund, the subadviser was the fund's investment adviser. The investment advisory services of Papp were performed under an investment advisory agreement, pursuant to which the fund paid Papp an annual fee equal to 1.00% of the average daily net assets of the fund.


See the table in Annual Fee, Expense and Other Information for management fees paid during recently completed fiscal years.

Investment Subadviser. As described in the prospectus, Papp serves as the fund's investment subadviser with respect to a portion of the fund's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate Papp as being responsible for the management of all the fund's assets, with the exception of the fund's cash balances, which will be invested by Pioneer. Papp will, among other things, continuously review and analyze the investments in the fund's portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the fund's assets. Papp, an investment adviser to individuals, trusts, retirement plans, endowments and foundations, Papp is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), was established in 1978 and had approximately $529 million in assets under management as of December 31, 2006. Papp is an Arizona limited liability partnership owned and controlled by its partners: L. Roy Papp, Harry
A. Papp, Rosellen C. Papp, Jeffrey N. Edwards, Victoria S.

Cavallero, Julie A. Hein, Jane E. Couperus, Russell A. Biehl and Timothy K. Hardaway. L. Roy Papp owns a majority interest in the partnership. Papp's principal place of business is located at 2201 E. Camelback Road, Suite 227B Phoenix, AZ 85016.


Pioneer and Papp have entered into a subadvisory agreement, dated as of February 20, 2004, pursuant to which Papp has agreed, among other things, to:

      o comply with the provisions of the trust's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the fund;

      o cause the trust to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;

      o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

      o be responsible for voting proxies and acting on other corporate actions if the Board of Trustees has delegated proxy voting authority to the subadviser;

      o maintain separate books and detailed records of all matters pertaining to the portion of the fund's assets advised by Papp required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the fund;

      o ensure that its "access persons" comply in all respects with Papp's Code of Ethics, as in effect from time to time; and

      o     furnish reports to the Trustees and Pioneer.

Subadvisory Fee. For its services, Papp is entitled to a subadvisory fee from Pioneer at an annual rate of 0.40% of the fund's average daily net assets up to $500 million and 0.30% of the fund's average daily net assets greater than $500 million. The fee will be paid monthly in arrears. The fund does not pay a fee to the subadviser.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the trust's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser.

Continuance of Management Contract and Subadvisory Agreement. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act, as applicable. Pursuant to the management and subadvisory contracts, neither Pioneer nor the subadviser will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer or the subadviser. Pioneer and the subadviser, however, are not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its their duties or by reason of its their reckless disregard of its their obligations and duties under the management or subadvisory contract. The management contract and subadvisory agreement terminate if assigned and may be terminated without penalty upon not more than 60 days' nor less than 30 days' written notice to the other party or by vote of a majority of the fund's outstanding voting securities.


Certain Agreements between Pioneer and Papp. In connection with the reorganization of (i) Papp America Pacific-Rim Fund into Pioneer Papp America-Pacific Rim Fund; (ii) Papp Small & Mid-Cap Growth Fund into Pioneer Papp Small and Mid Cap Growth Fund; and (iii) Papp Stock Fund into Pioneer Papp Stock Fund, Pioneer and Papp entered into an agreement dated as of September 18, 2003 (the "Transfer Agreement"). The Transfer Agreement provides, among other things, that (i) Pioneer shall make a payment in the amount of $3 million to Papp upon the closing of the reorganization, (ii) Papp shall enter into and perform its obligations under a subadvisory agreement to serve as subadviser of the relevant fund, (iii) Pioneer shall pay Papp a fee, if within five years of the closing of the reorganization Pioneer terminates the subadvisory agreement with Papp without cause, equal to the greater of (a) $500,000 for each subadvisory agreement terminated or (b) the immediately preceding twelve months' fees payable under the relevant subadvisory agreement (based on assets as of December 31, 2006, this amount would be $72,958.44 for Pioneer AmPac Growth Fund, $251,146.44 for Pioneer Small and Mid Cap Growth Fund and $171,646.92 for Pioneer Growth Leaders Fund; provided that all such fees shall not exceed $5 million in the aggregate with respect to all three subadvisory agreements, (iv) Pioneer guarantees a minimum aggregate amount of subadvisory fees received from the funds during the initial three year period following the closing of the reorganization, and (v) Papp will be subject to certain non-competition provisions. The termination fee would not be triggered if a subadvisory agreement is terminated by a fund or its shareholders with or without cause. The termination fee may create a potential conflict of interest between a fund and Pioneer. The termination fee could cause Pioneer to recommend that a fund continue to engage Papp as the fund's subadviser to avoid the fee in circumstances under which the appointment of a new subadviser or the direct management of the fund by Pioneer may be in the best interests of the fund. While underperformance of a fund may permit Pioneer to terminate Papp for cause and avoid the termination fee, the fund must substantially underperform relative to its peer group for two and one-half years in order for cause due to underperformance to exist. While these potential conflicts of interest could arise, the board of trustees of a fund does not intend to consider the potential for Pioneer incurring a termination fee in evaluating whether to continue Papp's appointment as subadviser to the fund. The provisions of the termination fee were disclosed to the board of trustees of each fund prior to their approval of the relevant subadvisory agreement. The terms of the subadvisory agreement with Papp are discussed in the section "Investment Subadviser."

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting, administration and legal services are performed by Pioneer and pursuant to which Pioneer receives a fee at the annual rate of 0.0225% of the fund's average daily net assets. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.


Potential Conflicts of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

Principal Underwriter

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.


Distribution Plans

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan and Class C Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.


Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See "Annual Fee, Expense and Other Information" for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.


Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.


The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

      o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

                  o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

                  o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

      o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

      o     issued prior to the date of any termination or modification;

      o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

      o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

      o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

      o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B shares of the fund; or

      o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

      o as provided in the fund's prospectus or statement of additional information; or

      o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.

Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.


The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers that enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefore, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.


See "Annual Fee, Expense and Other Information" for fund expenses under the Class A Plan, Class B Plan, Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC.


6. SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $26.60 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7. CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.


9. PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers


Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                            Number of
                                                                            Accounts Managed    Assets Managed
                                                                            for which           for which
Name of Portfolio                         Number of          Total Assets   Advisory Fee is     Advisory Fee is
Manager             Type of Account       Accounts Managed   Managed        Performance-Based   Performance-Based
-----------------------------------------------------------------------------------------------------------------
L. Roy Papp         Other Registered      3                  $81.7M         0                   0
                    Investment
                    Companies

                    Other Pooled          1                  $11.6M         0                   0
                    Investment
                    Vehicles

                    Other Accounts        9                  $30.3M         0                   0

                                                                            Number of
                                                                            Accounts Managed    Assets Managed
                                                                            for which           for which
Name of Portfolio                         Number of          Total Assets   Advisory Fee is     Advisory Fee is
Manager             Type of Account       Accounts Managed   Managed        Performance-Based   Performance-Based
-----------------------------------------------------------------------------------------------------------------
Rosellen Papp       Other Registered      3                  $81.7M         0                   0
                    Investment
                    Companies

                    Other Pooled          1                  $11.6M         0                   0
                    Investment Vehicles

                    Other Accounts        5                  $6.3M          0                   0

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. The fund's investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise. See "Compensation of Portfolio Managers" below.

      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.


      o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.


      o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. For the current fiscal year of the fund, each portfolio manager receives a monthly fixed salary plus a percentage of L. Roy Papp & Associates, LLP partnership profits.


Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

Name of Portfolio Manager                Beneficial Ownership of the Fund*
--------------------------------------------------------------------------
L. Roy Papp                              F

Rosellen Papp                            E


* Key to Dollar Ranges

A.    None

B.    $1 - $10,000

C.    $10,001 - $50,000

D.    $50,001 - $100,000

E.    $100,001 - $500,000

F.    $500,001 - $1,000,000

G.    Over $1,000,000

10. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Papp, subject to Pioneer's supervision, pursuant to authority contained in the management contract and subadvisory contract. Pioneer and Papp seek to obtain the best execution on portfolio trades on behalf of the fund. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer and Papp consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer or Papp may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer or Papp over which they or their affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer or Papp determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer or Papp maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer or Papp are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer or Papp in rendering investment management services to the fund as well as other investment companies or other accounts managed by them, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer or Papp in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables each of them to avoid the additional expenses which might otherwise be incurred if they were to attempt to develop comparable information through their own staffs.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in Annual Fee, Expense and Other Information for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's and Papp's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

11. DESCRIPTION OF SHARES


As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The Agreement and Declaration of Trust, dated as of September 2, 2003 (the "Declaration of Trust"), as amended from time to time, permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of seven series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A, Class B, and Class C shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the Trust are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Trust vote together as a class on matters that affect all series of the Trust in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.

As a Delaware statutory trust, the Trust's operations are governed by the Declaration of Trust. A copy of the Trust's Certificate of Trust dated September 2, 2003 as amended, is on file with the office of the Secretary of State of Delaware. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust is organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could become subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees,
(ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Trust may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


The Declaration of Trust provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a Trustee of the Trust or other investment companies for which Pioneer acts as investment adviser.


12. SALES CHARGES


The fund continuously offers the following classes of shares designated as Class A, Class B, and Class C shares, as described in the prospectuses. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.


Class A Share Sales Charges

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                            Sales Charge as a % of
                                            ----------------------
                                            Offering   Net Amount   Dealer
Amount of Purchase                          Price      Invested     Reallowance

Less than $50,000                           5.75       6.10         5.00
$50,000 but less than $100,000              4.50       4.71         4.00
$100,000 but less than $250,000             3.50       3.63         3.00
$250,000 but less than $500,000             2.50       2.56         2.00
$500,000 but less than $1,000,000           2.00       2.04         1.75
$1,000,000 or more                          0.00       0.00         see below


The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.


No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

Accounts Other than Employer-Sponsored Retirement Plans

1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

Employer-Sponsored Retirement Plans

0.50%             Up to $50 million
0.25%             Over $50 million


These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $1 million in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 18 months of purchase.


Letter of Intent ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within five years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the five-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                                 CDSC as a % of Dollar
         Year Since Purchase                    Amount Subject to CDSC

         First                                            4.0
         Second                                           4.0
         Third                                            3.0
         Fourth                                           2.0
         Fifth                                            1.0
         Sixth and thereafter                             0.0

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any CDSC that applied to the shares you originally purchased.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

Additional Payments to Financial Intermediaries

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

Revenue Sharing Payments. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.


The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.


Administrative and Processing Support Payments. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

Other Payments. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the

Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.



As of January 1, 2007, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:

A.G. Edwards & Sons Inc.
ADP Clearing & Outsourcing Services
AIG VALIC
Ameriprise Financial Services, Inc.
AmSouth Investment Services, Inc.
AXA Advisors, LLC
Bear, Stearns & Co. Inc.
Charles Schwab & Co., Inc.
Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Citistreet Equities LLC
Commonwealth Financial Network
D.A. Davidson & Co.
Delaware Distributors, L.P.
Edward D. Jones & Co., L.P.
Eisner Retirement Solutions LLC
Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
H&R Block Financial Advisors, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.
Morgan Stanley DW Inc.
Mutual of Omaha Investor Services, Inc.

Mutual Services Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
National Investor Services Corp.
Nationwide Securities, Inc.
OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc
Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Reliance Securities, LLC
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Scottrade, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.
Symetra Investment Services, Inc.
UnionBanc Investment Services LLC
UBS Financial Services Inc.
Wachovia Securities
Wells Fargo Investments, LLC


Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13. REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.


Systematic Withdrawal Plan(s) ("SWP") (Class A, Class B and Class C shares). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.


While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

Reinstatement Privilege (Class A and Class B Shares). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

14. TELEPHONE AND ONLINE TRANSACTIONS


You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.


Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

o     For new accounts, complete the online section of the account application


o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.


Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.

FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.


FactFone(SM) allows shareholders to hear the following recorded fund information:

      o     net asset value prices for all Pioneer mutual funds;

      o     annualized 30-day yields on Pioneer's fixed income funds;

      o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

      o dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

15. PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The fund generally values its portfolio securities using closing market prices or readily available market quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's Trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.


The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

16. TAX STATUS

The fund is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders (provided that the distribution requirements set forth below are satisfied). In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or
(3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships-other than qualified publicly traded partnerships-or trusts) will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the fund does not qualify as a regulated investment company for any taxable year, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless shareholders specify otherwise, all distributions from the fund will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code from the fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. Dividends received by the fund from REITS generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.


Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions, including the portion of such distributions which may qualify for treatment as qualified dividend income, will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Annual Fee, Expense and Other Information for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A shares in the fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.


Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

Dividends received by the fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares unless the acquisition of the fund shares was debt-financed. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. The fund does not expect to be a "U.S. real property holding corporation" as defined in section 897(c)(2) of the Code and, therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If the fund were a U.S. real property holding corporation, certain distributions by the fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

17. INVESTMENT RESULTS

See "Annual Fee, Expense and Other Information" for performance information for each class of fund shares as of the most recently completed fiscal year.

18. FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended December 31, 2006 appearing in the fund's annual report, filed with the SEC on March 1, 2007 (Accession No. 0000276776-07-000021) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

19. ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover

The fund's annual portfolio turnover rate for the fiscal years ended December
31,


2006                                        2005
--------------------------------------------------------------------------------
21%                                          3%
--------------------------------------------------------------------------------


Share Ownership
--------------------------------------------------------------------------------
As of March 31, 2007, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of March 31, 2007:


----------------------------------------------------------------------------------
Record Holder                          Share Class   Number of Shares   % of Class
----------------------------------------------------------------------------------
Schwab Reinvestment of Distribution    A             799,958.477        31.89
101 Montgomery Street
San Francisco CA 94104

Pershing LLC                           B             4,981.846          5.73
PO Box 2052
Jersey City NJ  07303-2052

D A Davidson & Co                      C             4,785.191          17.78
for its customer
PO Box 5015
Great Falls MT 59403-5015

ADP Clearing & Outsourcing             C             1,525.588          5.66
for its customer
26 Broadway
New York NY 10004-1703

First Clearing LLC                     C             1,538.622          5.71
for its customer
114 Palmer Ln.
Trenton NJ 08618-3208

First Clearing LLC                     C             3,518.649          13.07
for its customer
10 Evergreen CT
Bethalto IL 62010-1062

PIM USA 401(K) TTEE for                C             2,593.368          9.63
N & V Investigative Services LLC.
for its customer
5790 Rives Dr.
Alpharetta GA 30004-7879

Trustee Ownership of Shares of the Fund and Other Pioneer Funds


The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer. Funds in the aggregate as of December 31, 2006. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2006. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2006. The dollar ranges in this table are in accordance with SEC requirements.

                                               Aggregate Dollar Range of Equity
                        Dollar Range of        Securities in All Registered Investment
                        Equity Securities in   Companies Overseen by Trustee in the
Name of Trustee         the Fund               Pioneer Family of Funds
--------------------------------------------------------------------------------------
Interested Trustees
John F. Cogan, Jr.                      None                             Over $100,000
Independent Trustees
David R. Bock                           None                             Over $100,000
Mary K. Bush                            None                             Over $100,000
Margaret B.W. Graham                    None                             Over $100,000
Thomas J. Perna*                        None                             Over $100,000
Marguerite A. Piret                     None                             Over $100,000
John Winthrop                           None                             Over $100,000


Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.


                                            Pension or
                                            Retirement Benefits   Total Compensation from
                        Aggregate           Accrued as Part of    the Fund and Other Pioneer
                        Compensation from   Fund Expenses         Funds***
Name of Trustee         Fund**
Interested Trustees:
John F. Cogan, Jr.*            $   200.00                $ 0.00                 $  35,300.00
Independent Trustees:
David R. Bock                  $ 1,000.00                $ 0.00                 $ 149,500.00
Mary K. Bush                   $ 1,000.00                $ 0.00                 $ 148,250.00
Margaret B.W. Graham           $ 1,000.00                $ 0.00                 $ 155,750.00
Thomas J. Perna+               $   916.75                $ 0.00                 $ 126,053.12
Marguerite A. Piret            $ 1,000.00                $ 0.00                 $ 178,250.00
John Winthrop                  $ 1,000.00                $ 0.00                 $ 140,500.00
                               ----------                                       ------------
Total                          $ 6,116.75                $ 0.00                 $ 933,603.12

* Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.

**    For the fiscal year ended December 31, 2006.

*** For the calendar year ended December 31, 2006. There are 82 U.S. registered investment portfolios in the Pioneer Family of Funds.

+     Mr. Perna became a Trustee on February 7, 2006.


Approximate Management Fees the Fund Paid or Owed Pioneer

The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.


For the Fiscal Years Ended December 31,
                   2006       2005       2004
Gross Fee          $378,104   $318,856   $386,080
Incurred
Net Fee Paid       $176,468   $170,252   $267,812


Fees the Fund Paid to Pioneer under the Administration Agreement


For the Fiscal Years Ended December 31,
2006               2005       2004
$19,594            $ 20,107   $ 15,417


Carryover of Distribution Expenses

As of December 31, 2006 the carryover of distribution expenses under the Class A Plan was:

$0

Underwriting Expenses and Commissions


For the fiscal years ended December 31,
                                           2006         2005         2004
--------------------------------------------------------------------------------
Approximate Net                            $    2,848   $    1,898   $        0
Underwriting Expenses
Retained by PFD

Approximate Commissions                    $   13,633   $   10,863       $,2000
Reallowed to Dealers (Class
A shares)

Approximate Commissions                    $        0   $        0   $        0
Reallowed to Dealers (Class
C shares)

Approximate Brokerage and                  $2,163,000   $1,300,000   $   64,000
Underwriting Commissions
(Portfolio Transactions)


Fund Expenses under the Distribution Plans


For the Fiscal Year Ended December 31, 2006
Class A Plan                          Class B Plan   Class C Plan   Class R Plan
$122,477                              $10,382        $3,683         $4


--------------------------------------------------------------------------------
CDSCs


--------------------------------------------------------------------------------
During the fiscal year ended December 31, 2006, the following CDSCs were paid to
PFD:

$5,072

Capital Loss Carryforwards as of December 31, 2006

At December 31, 2006, the fund had the following net capital loss carryforward:

$0


Fund Performance


The fund acquired the assets and liabilities of Papp Stock Fund (the predecessor fund) on February 20, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.

In the reorganization, the predecessor fund exchanged its assets for Class A shares of the fund. The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's single class of shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

Average Annual Total Returns as of December 31, 2006


The table reflects sales charges applicable to the class.


                                                  Average Annual Total Return (%)
                                                Five Years   Ten Years       Since   Inception
Class of Shares                      One Year                            Inception        Date
Class A Shares                                                                       11/29/89#
Return before taxes                     -0.14        -0.17        4.56        8.51
Return after taxes on distributions     -4.09        -2.29        3.15        7.35
Return after taxes on distributions      5.14        -0.25        3.86        7.43
and sale of shares
Class B Shares                                                                       11/29/89#
Return before taxes                      1.65        -0.10        4.20        7.95
Return after taxes on distributions     -2.65        -2.26        2.78        6.80
Return after taxes on distributions      6.78        -0.17        3.57        6.93
and sale of shares
Class C Shares                                                                       11/29/89#
Return before taxes                      4.64        -0.18        4.16        7.93
Return after taxes on distributions      0.32        -2.34        2.74        6.77
Return after taxes on distributions      8.76        -0.24        3.53        6.91
and sale of shares

# Inception date of the predecessor fund's single class of shares. Class B and Class C shares commenced operations on February 21, 2004.

20. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

Moody's Investors Service, Inc. ("Moody's") Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Moody's Debt Ratings

----------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

            o     Nature of and provisions of the obligation;

            o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

21. Appendix B

                    Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or
(3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment subadvisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

      o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

      o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

      o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

      o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

      o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

      o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

      o     Retains a record of the vote cast;

      o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

      o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

      o     A record memorializing the basis for each referral vote cast;

      o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

      o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group are
Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                              Proxy Voting Policies

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

      o     Corporate name change.

      o     A change of corporate headquarters.

      o     Stock exchange listing.

      o     Establishment of time and place of annual meeting.

      o     Adjournment or postponement of annual meeting.

      o     Acceptance/approval of financial statements.

      o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

      o     Approval of minutes and other formalities.

      o Authorization of the transferring of reserves and allocation of income.

      o     Amendments to authorized signatories.

      o     Approval of accounting method changes or change in fiscal year-end.

      o     Acceptance of labor agreements.

      o     Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

      o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

      o     Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

      o     Seek bids from other auditors.

      o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

      o     Indemnify auditors.

      o Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

      o Audit, compensation and nominating committees composed of independent directors exclusively.

      o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

      o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

      o     Election of an honorary director.

We will vote against:

      o     Minimum stock ownership by directors.

      o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

      o Requirements for union or special interest representation on the board.

      o     Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

      o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

      o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

      o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

      o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

      o Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

      o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

      o     Contested election of directors.

      o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

      o     Mandatory retirement policies.

      o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

      o     Cumulative voting.

      o     Increase ability for shareholders to call special meetings.

      o     Increase ability for shareholders to act by written consent.

      o     Restrictions on the ability to make greenmail payments.

      o     Submitting rights plans to shareholder vote.

      o     Rescinding shareholder rights plans ("poison pills").

      o     Opting out of the following state takeover statutes:

      o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

      o Control share cash-out provisions, which require large holders to acquire shares from other holders.

      o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

      o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

      o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

      o     Fair price provisions.

      o     Authorization of shareholder rights plans.

      o     Labor protection provisions.

      o     Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

      o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

      o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

      o     Proposals that allow shareholders to nominate directors.

We will vote against:

      o     Classified boards, except in the case of closed-end mutual funds.

      o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

      o     Classes of shares with unequal voting rights.

      o     Supermajority vote requirements.

      o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

      o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

      o     Extension of advance notice requirements for shareholder proposals.

      o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

      o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

      o     Changes in par value.

      o     Reverse splits, if accompanied by a reduction in number of shares.

      o Share repurchase programs, if all shareholders may participate on equal terms.

      o     Bond issuance.

      o     Increases in "ordinary" preferred stock.

      o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

      o     Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

      o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

      o Increase in authorized common stock. We will make a determination considering, among other factors:

      o     Number of shares currently available for issuance;

      o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

      o     Proposed use of the additional shares; and

      o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

      o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

      o     Proposals to submit private placements to shareholder vote.

      o     Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

      o     401(k) benefit plans.

      o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

      o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

      o     Amendments to performance plans to conform with OBRA;

      o     Caps on annual grants or amendments of administrative features;

      o     Adding performance goals; and

      o     Cash or cash-and-stock bonus plans.

      o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

      o     Require that option repricings be submitted to shareholders.

      o     Require the expensing of stock-option awards.

      o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

      o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

      o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

            o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                  Dilution = (A + B + C) / (A + B + C + D), where


                  A = Shares reserved for plan/amendment,

                  B = Shares available under continuing plans,

                  C = Shares granted but unexercised and

                  D = Shares outstanding.

            o     The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

      o We are generally in favor of proposals that increase participation beyond executives.

      o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

      o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

      o We generally support proposals asking companies to adopt stock holding periods for their executives.

      o     All other employee stock purchase plans.

      o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

      o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

      We will vote against:

      o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

      o     Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

      o     Limits on executive and director pay.

      o     Stock in lieu of cash compensation for directors.

Corporate Governance

      Pioneer will vote for:

      o     Confidential Voting.

      o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

      o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

      o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

      o Bundled proposals. We will evaluate the overall impact of the proposal.

      o     Adopting or amending the charter, bylaws or articles of association.

      o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

      o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

      o     Limitations on stock ownership or voting rights.

      o     Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

      o     Mergers and acquisitions.

      o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

      o     Debt restructurings.

      o     Conversion of securities.

      o     Issuance of shares to facilitate a merger.

      o     Private placements, warrants, convertible debentures.

      o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

      o     Establishment of new classes or series of shares.

      o     Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

      o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

      o     Approval of new or amended advisory contracts.

      o     Changes from closed-end to open-end format.

      o     Authorization for, or increase in, preferred shares.

      o     Disposition of assets, termination, liquidation, or mergers.

      o Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

      o Conduct studies regarding certain issues of public concern and interest;

      o Study the feasibility of the company taking certain actions with regard to such issues; or o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

PIONEER
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SMALL AND MID CAP
GROWTH FUND

Prospectus

May 1, 2007

Class A, Class B and Class C Shares



Contents
---------------------------------------------------
Basic information about the fund ..............  1
Management .................................... 11
Buying, exchanging and selling shares ......... 13
Dividends, capital gains and taxes ............ 45
Financial highlights .......................... 46

[LOGO]PIONEER
      Investments(R)

Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

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An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Contact your investment professional to discuss how the fund fits into your portfolio.
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Basic information about the fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets in equity securities of small and mid-capitalization issuers.

There is no minimum percentage of assets which must be invested in either small-cap or mid-cap issuers and the fund has the flexibility to invest substantially in either small or mid-cap issuers when the fund's subadviser believes such focus is warranted.

The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Pioneer has engaged L. Roy Papp & Associates, LLP to act as the fund's subadviser under Pioneer's supervision. The subadviser evaluates an issuer's prospects for capital appreciation by considering, among other factors, growth over extended periods of time, profitability created through operating efficiency rather than financial leverage, and whether cash flows confirm the sustainability of growth. The subadviser follows a "buy and hold" strategy. Once a security is purchased, the fund ordinarily retains an investment as long as the subadviser continues to believe that the security's prospects for appreciation continue to be favorable and that the security is not overvalued in the marketplace. The subadviser does not attempt to time the market.


Principal risks of investing in the fund
You could lose money on your investment or not make as much as if you invested elsewhere if:

o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)
o  Small or mid-cap companies fall out of favor with investors

Basic information about the fund

o The subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

The fund may invest in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.



Risks of small- and mid-cap companies

The fund also has risks associated with investing in small and mid-cap companies. Compared to large companies, small and mid-cap companies, and the market for their equity securities, are likely to:

o Be more sensitive to changes in the economy, earnings results and investor expectations
o  Have more limited product lines and capital resources
o  Experience sharper swings in market values
o  Be harder to sell at the times and prices the subadviser thinks appropriate
o  Offer greater potential for gain and loss

The fund may at times be invested primarily in small cap stocks.


Market segment risks

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund acquired the assets and liabilities of Papp Small & Mid-Cap Growth Fund (the predecessor fund) on February 20, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the fund.

The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's single class of shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.


The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance
The chart shows the year-by-year performance of the fund's Class A shares.

Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

Basic information about the fund

Annual return Class A shares (%)
(Year ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'99   12.76
'00   30.98
'01    0.87
'02  -18.50
'03   29.85
'04    5.45
'05    4.86
'06    6.16


The highest calendar quarterly return was 22.82% (9/30/1999 to 12/31/1999)

The lowest calendar quarterly return was -17.30% (6/30/2002 to 9/30/2002)



Comparison with the Russell 2500 Growth Index and the Russell MidCap Growth
Index

The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Russell 2500 Growth Index and the Russell MidCap Growth Index. The Russell 2500 Growth Index measures the performance of U.S. small and mid-cap growth stocks. The Russell MidCap Growth Index measures the performance of U.S. mid-cap growth stocks.


Unlike the fund, the indices are not managed and do not incur expenses. The table:

o  Reflects sales charges applicable to the class
o  Assumes that you sell your shares at the end of the period
o  Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2006)



                                                               Since  Inception
                                        1 Year   5 Years   Inception      Date#
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Class A                                                                12/15/98
Return before taxes                      0.07      3.21         8.19
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Return after taxes on distributions     -0.01      3.19         8.06
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Return after taxes on distributions
and sale of shares                       0.14      2.75         7.17
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Class B                                                                12/15/98
Return before taxes                      1.15      3.57         8.12
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Class C                                                                12/15/98
Return before taxes                      5.37      3.64         8.17
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Russell 2500 Growth Index
(reflects no deduction for taxes)       12.26      7.62         6.70
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Russell MidCap Growth Index
(reflects no deduction for taxes)       10.66      8.22         5.90
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# Inception date of the predecessor fund's single class of shares. Class B and Class C shares commenced operations on February 21, 2004.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Basic information about the fund

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareowner fees
paid directly from your investment                      Class A   Class B  Class C
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Maximum sales charge (load) when you buy shares
as a percentage of offering price                       5.75%     None     None
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Maximum deferred sales charge (load) as a percent-
age of offering price or the amount you receive when
you sell shares, whichever is less                      None(1)     4%       1%
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Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets       Class A   Class B    Class C
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Management Fee                                      0.85%     0.85%      0.85%
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Distribution and Service (12b-1) Fee                0.25%     1.00%      1.00%
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Other Expenses                                      0.52%     0.74%      0.56%
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Total Annual Fund Operating Expenses(2)             1.62%     2.59%      2.41%
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Less: Fee Waiver and Expense Limitation(3)         -0.37%    -0.44%     -0.26%
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Net Expenses(3)                                     1.25%     2.15%      2.15%
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Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                 If you sell your shares           If you do not sell your shares
          ------------------------------------- -------------------------------------
                              Number of years you own your shares
          ---------------------------------------------------------------------------
                1         3         5        10       1         3         5        10
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Class A      $695    $1,023    $1,373    $2,357    $695    $1,023    $1,373    $2,357
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Class B       618     1,064     1,436     2,654     218       764     1,336     2,654
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Class C       318       727     1,262     2,727     218       727     1,262     2,727
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(1) Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."

(2) Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.


(3) Net expenses in the table reflect the expense limitations currently in effect, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through May 1, 2008. There can be no assurance that Pioneer will extend the expense limitations beyond such time. See the statement of additional information for details regarding the expense limitation agreement.

Basic information about the fund

Non-principal investment strategies and related risks
As discussed, the fund invests primarily in equity securities of small and mid-capitalization issuers.


The following sections describe additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. The fund's secondary, or non-principal, investment policies and strategies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Non-U.S. securities
The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent the fund invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser might not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the fund's investments
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect the securities markets
o  Withholding and other non-U.S. taxes may decrease the fund's return



Debt securities

The fund may invest in debt securities of corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The fund invests in debt securities when the subadviser believes they are consistent with the fund's investment objective of long term capital growth, to diversify the fund's portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains. See "Financial highlights" for actual annual turnover rates.


Derivatives

The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:

o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
o  As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Basic information about the fund

Even a small investment in derivatives can have a significant impact on the fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The fund will only invest in derivatives to the extent the subadviser believes these investments do not prevent the fund from seeking its investment objective.

Management

Pioneer, the fund's investment adviser,
oversees the fund's operations and supervises the fund's subadviser, which is responsible for the day-to-day management of the fund's portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer.



Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.


Investment subadviser

L. Roy Papp & Associates, LLP ("Papp"), the fund's subadviser, is an investment adviser to individuals, trusts, retirement plans, endowments and foundations. As of December 31, 2006, Papp's assets under management were approximately $529 million. Papp's main office is located at 2201 E. Camelback Road, Suite 227B, Phoenix, AZ 85016.



Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of L. Roy Papp and Rosellen C. Papp, who have managed the fund since its commencement. L. Roy Papp and Rosellen C. Papp have been investment professionals since 1955 and 1981, respectively.

Management

The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.


Management fee

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.85% of the fund's average daily net assets up to $1 billion and 0.80% on assets over $1 billion. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2006, the fund paid management fees equivalent to 0.85% of the fund's average daily net assets.


Pioneer, and not the fund, pays a portion of the fee it receives from the fund to Papp as compensation for Papp's subadvisory services to the fund.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders, dated December 31, 2006.



Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


Disclosure of portfolio holdings

The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Buying, exchanging and selling shares

Net asset value


The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

The fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these

Buying, exchanging and selling shares

funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

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Share price
The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge.
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Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
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Choosing a class of shares
The fund offers three classes of shares through this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o How long you expect to own the shares
o The expenses paid by each class
o Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.


Distribution plans

The fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

Additional payments to financial intermediaries
There are two principal ways you compensate the financial intermediary through which you buy shares of the fund - directly, by the payment of sales commissions, if any; and indirectly, as a result of the fund paying Rule 12b-1 fees.

Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment may exceed the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this

Buying, exchanging and selling shares


prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.


Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

Comparing classes of shares


                    Class A                     Class B                     Class C
----------------------------------------------------------------------------------------------------
Why you might       Class A shares may be       You may prefer Class B      You may prefer Class C
prefer each class   your best alternative if    shares if you do not        shares if you do not
                    you prefer to pay an        want to pay an initial      wish to pay an initial
                    initial sales charge and    sales charge, or if         sales charge and you
                    have lower annual           you plan to hold your       would rather pay higher
                    expenses, or if you         investment for at least     annual expenses
                    qualify for any reduction   five years.                 over time.
                    or waiver of the initial
                    sales charge.
----------------------------------------------------------------------------------------------------
Initial sales       Up to 5.75% of the          None                        None
charge              offering price, which is
                    reduced or waived for
                    large purchases and
                    certain types of inves-
                    tors. At the time of your
                    purchase, your invest-
                    ment firm may receive
                    a commission from
                    the distributor of up
                    to 5%, declining as
                    the size of your invest-
                    ment increases.
----------------------------------------------------------------------------------------------------
Contingent          None, except in certain     Up to 4% is charged if      A 1% charge if you sell
deferred sales      circumstances when          you sell your shares.       your shares within one
charges             the initial sales charge    The charge is reduced       year of purchase. Your
                    is waived.                  over time and not           investment firm may
                                                charged after five years.   receive a commission
                                                Your investment firm        from the distributor at
                                                may receive a commis-       the time of your pur-
                                                sion from the distributor   chase of up to 1%.
                                                at the time of your pur-
                                                chase of up to 4%.
----------------------------------------------------------------------------------------------------
Distribution and    Up to 0.25% of average      Up to 1% of average         Up to 1% of average
service fees        daily net assets.           daily net assets.           daily net assets.
----------------------------------------------------------------------------------------------------
Annual expenses     Lower than Class B or       Higher than Class A         Higher than Class A
(including          Class C.                    shares; Class B shares      shares; Class C shares
distribution and                                convert to Class A          do not convert to any
service fees)                                   shares after eight          other class of shares.
                                                years.                      You continue to pay
                                                                            higher annual expenses.
----------------------------------------------------------------------------------------------------
Exchange            Class A shares of other     Class B shares of other     Class C shares of other
privilege           Pioneer mutual funds.       Pioneer mutual funds.       Pioneer mutual funds.
----------------------------------------------------------------------------------------------------
Maximum             None                        $49,999                     $999,999
purchase amount
(per transaction)
----------------------------------------------------------------------------------------------------

Buying, exchanging and selling shares

Sales charges: Class A shares


You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund. You do not pay a contingent deferred sales charge when you sell shares purchased through reinvestment of dividends or capital gain distributions.

--------------------------------------------------------------------------------
Offering price
The net asset value per share plus any initial sales charge.
--------------------------------------------------------------------------------

Sales charges for Class A shares

                                      Sales charge as % of
                                    ------------------------
                                      Offering    Net amount
Amount of purchase                       price      invested
------------------------------------------------------------
Less than $50,000                       5.75          6.10
------------------------------------------------------------
$50,000 but less than $100,000          4.50          4.71
------------------------------------------------------------
$100,000 but less than $250,000         3.50          3.63
------------------------------------------------------------
$250,000 but less than $500,000         2.50          2.56
------------------------------------------------------------
$500,000 but less than $1 million       2.00          2.04
------------------------------------------------------------
$1 million or more                      -0-           -0-
------------------------------------------------------------

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.


Reduced sales charges
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares over time if:
o The amount of shares you own plus the amount you are investing now is at least $50,000 (Rights of accumulation)
o You plan to invest at least $50,000 over the next 13 months (Letter of intent)

Rights of accumulation
If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.


Letter of intent
You can use a letter of intent to qualify for reduced sales charges in two situations:
o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months

o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A, Class B or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Buying, exchanging and selling shares

Qualifying for a reduced Class A sales charge


In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.


You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.



Class A purchases at a reduced initial sales charge or net asset value are also available to:
Group plans if the sponsoring organization:
o  recommends purchases of Pioneer mutual funds to,
o  permits solicitation of, or
o  facilitates purchases by its employees, members or participants.


Class A purchases at net asset value
You may purchase Class A shares at net asset value (without a sales charge) as follows.

Investments of $1 million or more and certain retirement plans

You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more, are a participant in an employer-sponsored retirement plan with at least $1 million in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a deferred sales charge if you sell your Class A shares within 18 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.


If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.


Class A purchases at net asset value are available to:
o Current or former trustees and officers of the fund;

o Partners and employees of legal counsel to the fund (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);
o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;

o Employees of AmSouth Bank (at the time of initial share purchase) investing through an account held with AmSouth Investment Services, Inc.;
o  Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o  Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Pioneer or any of its affiliates serve as investment adviser or manager;
o In connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
o  Certain unit investment trusts;

o Employer-sponsored retirement plans with at least $1 million in total plan assets;

Buying, exchanging and selling shares

o Employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
   (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;
o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;

o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;

o Shareholders of record (i.e., not held in the name of your broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date;
o Shareholders of record (i.e. not held in the name of your broker or an omnibus account) on the date of the reorganization of Papp Small & Mid-Cap Growth Fund into the fund and shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner.


In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Reinstatement privilege for Class A and Class B shares
If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
o You must send a written request to the transfer agent no more than 90 days after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.


When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.


Class A shares that are subject to a contingent deferred sales charge

Purchases of Class A shares of $1 million or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 18 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code that has at least $1 million in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Sales charges: Class B shares

You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.


Contingent deferred sales charge
------------------------------------------------------------------------------
On shares sold                                                       As a % of
before the                                               dollar amount subject
end of year                                                to the sales charge
------------------------------------------------------------------------------
1                                                                           4
------------------------------------------------------------------------------
2                                                                           4
------------------------------------------------------------------------------
3                                                                           3
------------------------------------------------------------------------------
4                                                                           2
------------------------------------------------------------------------------
5                                                                           1
------------------------------------------------------------------------------
6+                                                                          0
------------------------------------------------------------------------------


Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased.



Conversion to Class A shares
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares eight years after the date of purchase except that:
o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account
o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares


Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class B shares so that you pay the lowest possible
CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o  You do not pay a CDSC on reinvested dividends or distributions
o  If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Sales charges: Class C shares


You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class C shares so that you pay the lowest possible
CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o  You do not pay a CDSC on reinvested dividends or distributions
o  If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------


Waiver or reduction of contingent deferred sales charges (CDSC)
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.


Class A, Class B and Class C shares
The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o  You become disabled (within the meaning of Section 72 of the Internal Revenue
   Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
   - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
   - It is a required minimum distribution due to the attainment of age 701/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
   - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
   - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
   -  A return of excess employee deferrals or contributions;
   - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;
   - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year; or
   - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or
o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares

Opening your account


If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.


Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:


Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292


Telephone transaction privileges
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

--------------------------------------------------------------------------------
By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFone(SM) at any time.
--------------------------------------------------------------------------------

Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o  For new accounts, complete the online section of the account application

o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com



To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Buying, exchanging and selling shares

General rules on buying, exchanging and selling your fund shares

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

--------------------------------------------------------------------------------
Good order means that:
o  You have provided adequate instructions
o  There are no outstanding claims against your account
o  There are no transaction limitations on your account

o  The purchase payment has cleared for shares you are requesting to redeem

o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o  Your request includes a signature guarantee if you:
   - Are selling over $100,000 or exchanging over $500,000 worth of shares
   - Changed your account registration or address within the last 30 days
   - Instruct the transfer agent to mail the check to an address different from the one on your account
   - Want the check paid to someone other than the account owner(s)
   - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

Buying
You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.


Minimum investment amounts
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.



Maximum purchase amounts
Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.

--------------------------------------------------------------------------------
Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
--------------------------------------------------------------------------------


Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

Buying, exchanging and selling shares

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.


Exchanging
You may exchange your shares for shares of the same class of another Pioneer mutual fund.


Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Your exchanges are subject to certain limitations. See "Shareowner Account Policies - Exchange Limitation."


Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.


Selling
Your shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as broker-dealers, receives your request in good order.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

--------------------------------------------------------------------------------
You may have to pay income taxes on a sale or an exchange.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Consult your investment professional to learn more about buying, exchanging or selling fund shares.
--------------------------------------------------------------------------------

Buying shares

Through your investment firm
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.


By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o  You established your bank account of record at least 30 days ago
o  Your bank information has not changed for at least 30 days
o  You are not purchasing more than $25,000 worth of shares per account per day
o  You can provide the proper account identification information


When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.



In writing, by mail

You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

Buying, exchanging and selling shares

Exchanging shares


Through your investment firm
Normally, your investment firm will send your exchange request to the fund's transfer agent. Consult your investment professional for more information about exchanging your shares.


By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o  The fund into which you are exchanging offers the same class of shares
o  You are not exchanging more than $500,000 worth of shares per account per day
o  You can provide the proper account identification information


In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o  The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o  The class of shares you are exchanging
o  The dollar amount or number of shares you are exchanging

Selling shares


Through your investment firm
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.


By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record


In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Buying, exchanging and selling shares

How to contact us



By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997


By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Pioneer website

www.pioneerinvestments.com



By fax
Fax your exchange and sale requests to:
1-800-225-4240

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs.
An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o  You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.


The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.


While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

Buying, exchanging and selling shares

In addition to monitoring trades, the policies and procedures provide that:

o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B or Class C shares that may occur in any calendar year. See "Exchange limitation."



The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.


Account options
See the account application form for more details on each of the following options.


Automatic investment plans
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class B or Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.


Pioneer Investomatic Plan
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.


Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:

o  You must select exchanges on a monthly or quarterly basis
o  Both the originating and receiving accounts must have identical registrations
o  The originating account must have a minimum balance of $5,000


You may have to pay income taxes on an exchange.


Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.


If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount instead of sending a check. Additional shares will be purchased at the then current net asset value.



Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.


Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

Buying, exchanging and selling shares

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o  You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)


These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.


Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.


Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.


Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareowner services



Pioneer website
www.pioneerinvestments.com

The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o  Your current account information
o  Prices, returns and yields of all publicly available Pioneer mutual funds

o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

o  A copy of Pioneer's privacy notice


If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.


FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o  Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o  Request account statements


If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).


Household delivery of fund documents

With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.



Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Buying, exchanging and selling shares

Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.


TDD 1-800-225-1997
If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.


Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.


Shareowner account policies


Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o  Requesting certain types of exchanges or sales of fund shares
o  Redeeming shares for which you hold a share certificate
o  Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


Exchange limitation
You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached,

Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.


Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.


Telephone and website access

You may have difficulty contacting the fund by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.



Share certificates
The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.


Other policies
The fund and the distributor reserve the right to:
o  reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

Buying, exchanging and selling shares

The fund reserves the right to:
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.


Taxes

For U.S. federal income tax purposes, distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains are taxable as ordinary income. Dividends are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.


When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal, state, local and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of qualified dividend income and other U.S. federal income tax considerations that may affect the fund and its shareowners.

--------------------------------------------------------------------------------
     Sales and exchanges may be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand the fund's financial performance for the past five years.


Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class B and Class C shares of the fund (assuming reinvestment of all dividends and distributions).

The information below for the fiscal years ended December 31, 2004 through December 31, 2006 has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

For the fiscal years ended December 31, 2002 and December 31, 2003, the financial highlights were audited by other auditors whose report dated January 23, 2004 expressed an unqualified opinion on those financial highlights.

Pioneer Small and Mid Cap Growth Fund


Class A shares



                                        Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                         12/31/06     12/31/05     12/31/04     12/31/03      12/31/02
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 27.39      $ 26.12      $ 24.76      $ 19.02      $  23.28
                                         -------      -------      -------      -------      --------
Increase (decrease) from investment
  operations:
  Net investment loss                    $ (0.18)     $ (0.15)     $ (0.16)     $ (0.10)     $  (0.01)
  Net realized and unrealized gain
   (loss) on investments                    1.87         1.42         1.52         5.84         (4.25)
                                         -------      -------      -------      -------      --------
   Net increase (decrease) from
     investment operations               $  1.69      $  1.27      $  1.36      $  5.74      $  (4.26)
Distributions to shareowners:
  Net realized gain                        (0.15)           -            -            -             -
                                         -------      -------      -------      -------      --------
Net increase (decrease) in net
  asset value                            $  1.54      $  1.27      $  1.36      $  5.74      $  (4.26)
                                         -------      -------      -------      -------      --------
  Net asset value, end of period         $ 28.93      $ 27.39      $ 26.12      $ 24.76      $  19.02
                                         -------      -------      -------      -------      --------
Total return*                               6.16%        4.86%        5.49%       30.18%       (18.30)%
Ratio of net expenses to average
  net assets+                               1.26%        1.25%        1.25%        1.25%         1.25%
Ratio of net investment loss to
  average net assets+                      (0.56)%      (0.64)%      (0.78)%      (0.83)%       (0.88)%
Portfolio turnover rate                       13%          13%           8%           4%            5%
Net assets, end of period (in
  thousands)                             $42,654      $53,321      $40,504      $26,245      $ 15,659
Ratios assuming no waiver of
  management fees and assumption
  of expenses by Pioneer and no
  reduction for fees paid indirectly:
Net expenses                                1.62%        1.71%        1.79%        1.38%         1.56%
Net investment loss                        (0.92)%      (1.10)%      (1.33)%      (0.96)%       (1.19)%
Ratios assuming waiver of
  management fees and assumption
  of expenses by Pioneer and
  reduction for fees paid indirectly:
Net expenses                                1.25%        1.25%        1.25%        1.25%         1.25%
Net investment loss                        (0.55)%      (0.64)%      (0.78)%      (0.83)%       (0.88)%
--------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

Financial highlights


Pioneer Small and Mid Cap Growth Fund


Class B shares



                                                     Year Ended    Year Ended   2/21/04 (a)
                                                      12/31/06      12/31/05    to 12/31/04
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 26.95      $ 25.94       $ 25.32
                                                        -------      -------       -------
Increase (decrease) from investment operations:
  Net investment loss                                   $ (0.50)     $ (0.29)      $ (0.20)
  Net realized and unrealized gain                         1.89         1.30          0.82
                                                        -------      -------       -------
   Net increase from investment operations              $  1.39      $  1.01       $  0.62
Distributions to shareowners:
  Net realized gain                                       (0.15)           -             -
                                                        -------      -------       -------
Net increase in net asset value                         $  1.24      $  1.01       $  0.62
                                                        -------      -------       -------
Net asset value, end of period                          $ 28.19      $ 26.95       $ 25.94
                                                        -------      -------       -------
Total return*                                              5.15%        3.89%         2.45%(b)
Ratio of net expenses to average net assets+               2.22%        2.17%         2.16%* *
Ratio of net investment loss to average net assets+       (1.52)%      (1.56)%       (1.68)%**
Portfolio turnover rate                                      13%          13%            8%
Net assets, end of period (in thousands)                $ 4,684      $ 7,062       $ 3,927
                                                        -------      -------       -------
Ratios assuming no waiver of management fees and
  assumption of expenses by Pioneer and no
  reduction for fees paid indirectly:
  Net expenses                                             2.59%        2.62%         2.74%* *
  Net investment loss                                     (1.89)%      (2.01)%       (2.26)%**
Ratios assuming waiver of management fees and
  assumption of expenses by Pioneer and reduction
  for fees paid indirectly:
  Net expenses                                             2.21%        2.16%         2.16%* *
Net investment loss                                       (1.51)%      (1.55)%       (1.68)%**
----------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Class B Shares were first publicly offered on February 21, 2004.
(b) Not Annualized.

Pioneer Small and Mid Cap Growth Fund


Class C shares



                                                     Year Ended   Year Ended     2/21/04 (a)
                                                      12/31/06     12/31/05       12/31/04
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 26.99      $ 25.96       $ 25.32
                                                      -------      -------       -------
Increase (decrease) from investment operations:
  Net investment loss                                 $ (0.44)     $ (0.29)      $ (0.17)
  Net realized and unrealized gain on investments        1.89         1.32          0.81
                                                      -------      -------       -------
   Net increase from investment operations            $  1.45      $  1.03       $  0.64
Distributions to shareowners:
  Net realized gain                                     (0.15)           -             -
                                                      -------      -------       -------
Net increase in net asset value                       $  1.30      $  1.03       $  0.64
                                                      -------      -------       --------
Net asset value, end of period                        $ 28.29      $ 26.99       $ 25.96
                                                      -------      -------       -------
Total return*                                            5.37%        3.97%         2.53%(b)
Ratio of net expenses to average net assets+             2.05%        2.10%         2.07%* *
Ratio of net investment loss to average
  net assets+                                           (1.35)%      (1.48)%       (1.59)%**
Portfolio turnover rate                                    13%          13%            8%
Net assets, end of period (in thousands)              $ 8,531      $11,054       $ 5,860
Ratios assuming no waiver of management fees and
  assumption of expenses by Pioneer and no
  reduction for fees paid indirectly:
Net expenses                                             2.41%        2.55%         2.67%* *
Net investment loss                                     (1.71)%      (1.93)%       (2.19)%**
Ratios assuming waiver of management fees and
  assumption of expenses by Pioneer and reduction
  for fees paid indirectly:
Net expenses                                             2.04%        2.09%         2.07%* *
Net investment loss                                     (1.34)%      (1.47)%       (1.59)%**
----------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Class C Shares were first publicly offered on February 21, 2004.
(b) Not Annualized.

                                     Notes

                                     Notes

                                     Notes

Pioneer
Small and Mid Cap Growth Fund


You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com.



Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.


Visit our website

www.pioneerinvestments.com


You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-21460)


[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                  19263-01-0507
www.pioneerinvestments.com              (C)2007 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

PIONEER
--------------------------------------------------------------------------------
SMALL AND MID CAP GROWTH FUND


                              Prospectus

                              May 1, 2007

                              Class Y Shares




                              Contents
                              --------------------------------------------------

                              Basic information about the fund ..............  1

                              Management .................................... 11

                              Buying, exchanging and selling shares ......... 13

                              Dividends, capital gains and taxes ............ 31

                              Financial highlights .......................... 32

Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

[LOGO]PIONEER
      Investments(R)

--------------------------------------------------------------------------------
 An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Contact your investment professional to discuss how the fund fits into your portfolio.

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Basic information about the fund

Investment objective
Long-term capital growth.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets in equity securities of small and mid-capitalization issuers.

There is no minimum percentage of assets which must be invested in either small-cap or mid-cap issuers and the fund has the flexibility to invest substantially in either small or mid-cap issuers when the fund's subadviser believes such focus is warranted.

The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Pioneer has engaged L. Roy Papp & Associates, LLP to act as the fund's subadviser under Pioneer's supervision. The subadviser evaluates an issuer's prospects for capital appreciation by considering, among other factors, growth over extended periods of time, profitability created through operating efficiency rather than financial leverage, and whether cash flows confirm the sustainability of growth. The subadviser follows a "buy and hold" strategy. Once a security is purchased, the fund ordinarily retains an investment as long as the subadviser continues to believe that the security's prospects for appreciation continue to be favorable and that the security is not overvalued in the marketplace. The subadviser does not attempt to time the market.

Principal risks of investing in the fund
You could lose money on your investment or not make as much as if you invested elsewhere if:
o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)
o    Small or mid-cap companies fall out of favor with investors

Basic information about the fund

o The subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

The fund may invest in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.


Risks of small- and mid-cap companies

The fund also has risks associated with investing in small and mid-cap companies. Compared to large companies, small and mid-cap companies, and the market for their equity securities, are likely to:
o Be more sensitive to changes in the economy, earnings results and investor expectations
o    Have more limited product lines and capital resources
o    Experience sharper swings in market values
o    Be harder to sell at the times and prices the subadviser thinks appropriate
o    Offer greater potential for gain and loss

The fund may at times be invested primarily in small cap stocks.

Market segment risks

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund acquired the assets and liabilities of Papp Small & Mid-Cap Growth Fund (the predecessor fund) on February 20, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the fund. The performance of Class A shares of the fund includes the net asset value performance of the predecessor fund's single class of shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.


The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance

The chart shows the year-by-year performance of the fund's Class A shares.

Since Class Y shares had not yet commenced operations as of May 1, 2007 and do not have a performance record, the annual return and average annual total return information is the net asset value performance of the fund's Class A shares, which has not been restated to reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

Class A shares are offered in a separate prospectus. Since assets attributable to Class Y shares will be invested in the same portfolio of securities, the performance of Class Y shares would be substantially similar to that of Class A shares, and would differ only to the extent that the classes have different expenses.

The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return. You do not pay a sales charge on purchases or redemptions of Class Y shares.

Basic information about the fund

Annual return Class A shares (%)
(Year ended December 31)
[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL AS A BAR CHART]


'99                     12.76
'00                     30.98
'01                      0.87
'02                    -18.50
'03                     29.85
'04                      5.45
'05                      4.86
'06                      6.16



The highest calendar quarterly return was 22.82% (9/30/1999 to 12/31/1999)

The lowest calendar quarterly return was -17.30% (6/30/2002 to 9/30/2002)

Comparison with the Russell 2500 Growth Index and the Russell MidCap Growth
Index

The table shows the average annual total returns for Class A shares of the fund over time and compares these returns to the returns of the Russell 2500 Growth Index and the Russell MidCap Growth Index. The Russell 2500 Growth Index measures the performance of U.S. small and mid-cap growth stocks. The Russell MidCap Growth Index measures the performance of U.S. mid-cap growth stocks.


Unlike the fund, the indices are not managed and do not incur expenses.
The table:
o    Assumes that you sell your shares at the end of the period

o    Assumes that you reinvest all of your dividends and distributions

Since Class Y shares have not yet commenced operations and do not have a performance record, the annual return and average annual total return information is the net asset value performance of the fund's Class A shares, which has not been restated to reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

Class A shares are offered in a separate prospectus. Since assets attributable to Class Y shares will be invested in the same portfolio of securities, the performance of Class Y shares would be substantially similar to that of Class A shares, and would differ only to the extent that the classes have different expenses.

You do not pay a sales charge on purchases or redemptions of Class Y shares.

Basic information about the fund


Average annual total return (%)

(for periods ended December 31, 2006)



                                                               Since      Inception
                                        1 Year   5 Years     Inception      Date#
--------------------------------------------------------------------------------
Class A                                                                  12/15/98
Return before taxes                       6.16      4.44       8.89
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Return after taxes on distributions       6.08      4.42       8.87
--------------------------------------------------------------------------------
Return after taxes on distribution
and sale of shares                        4.11      3.82       7.90
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Russell 2500 Growth Index
(reflects no deduction for taxes)        12.26      7.62       6.70
--------------------------------------------------------------------------------
Russell MidCap Growth Index
(reflects no deduction for taxes)        10.66      8.22       5.90
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# Inception date of the predecessor fund's single class of shares. As of May 1, 2007, Class Y shares had not yet commenced operations.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class Y shares will vary from the after-tax returns presented for Class A shares.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees


paid directly from your investment                                       Class Y
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Maximum sales charge (load) when you buy shares                             None
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Maximum deferred sales charge (load) when you sell shares                   None
--------------------------------------------------------------------------------


Annual fund operating expenses

paid from the assets of the fund
as a percentage of average daily net assets                              Class Y
--------------------------------------------------------------------------------
Management Fee                                                             0.85%
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Distribution and Service (12b-1) Fee                                       0.00%
--------------------------------------------------------------------------------
Other Expenses(1)                                                          0.08%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                                    0.93%
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Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's total operating expenses remain the same.


Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                Number of years you own your shares
                            ----------------------------------------------------
                                                     1       3       5        10
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 Class Y                                           $95    $296    $515    $1,143
--------------------------------------------------------------------------------

1    Other expenses are based on estimated amounts for the current fiscal year.


2 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Basic information about the fund


Non-principal investment strategies and related risks

As discussed, the fund invests primarily in equity securities of small and mid-capitalization issuers.


The following sections describe additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. The fund's secondary, or non-principal, investment policies and strategies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Non-U.S. securities
The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent the fund invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser might not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the fund's investments
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect the securities markets
o    Withholding and other non-U.S. taxes may decrease the fund's return


Debt securities

The fund may invest in debt securities of corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The fund invests in debt securities when the subadviser believes they are consistent with the fund's investment objective of long term capital growth, to diversify the fund's portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains. See "Financial highlights" for actual annual turnover rates.

Derivatives

The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:

o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
o    As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Basic information about the fund

Even a small investment in derivatives can have a significant impact on the fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The fund will only invest in derivatives to the extent the subadviser believes these investments do not prevent the fund from seeking its investment objective.

Management

Pioneer, the fund's investment adviser,
oversees the fund's operations and supervises the fund's subadviser, which is responsible for the day-to-day management of the fund's portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.

Investment subadviser

L. Roy Papp & Associates, LLP ("Papp"), the fund's subadviser, is an investment adviser to individuals, trusts, retirement plans, endowments and foundations. As of December 31, 2006, Papp's assets under management were approximately $529 million. Papp's main office is located at 2201 E. Camelback Road, Suite 227B, Phoenix, AZ 85016.


Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of L. Roy Papp and Rosellen C. Papp, who have managed the fund since its commencement. L. Roy Papp and Rosellen C. Papp have been investment professionals since 1955 and 1981, respectively.

Management

The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.

Management fee

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.85% of the fund's average daily net assets up to $1 billion and 0.80% on assets over $1 billion. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2006, the fund paid management fees equivalent to 0.85% of the fund's average daily net assets.


Pioneer, and not the fund, pays a portion of the fee it receives from the fund to Papp as compensation for Papp's subadvisory services to the fund.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders, dated December 31, 2006.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Disclosure of portfolio holdings

The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Buying, exchanging and selling shares

Net asset value

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

The fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Buying, exchanging and selling shares

You buy or sell Class Y shares at the share price.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

Distribution of Class Y shares
The distributor incurs the expenses of distributing the fund's Class Y shares, none of which are reimbursed by the fund or the Class Y shareowners. Distribution expenses include fees paid to broker-dealers which have sales agreements with the distributor and other parties, advertising expenses and the cost of printing and mailing prospectuses to potential investors.

Additional payments to financial intermediaries
Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the

Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment may exceed the intermediary's costs.


The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.


Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

Buying, exchanging and selling shares


Opening your account

If you are an individual or other non-institutional investor, open your Class Y share account by completing an account application and sending it to the transfer agent by mail or by fax. If you are any other type of investor, please call the transfer agent to obtain a Class Y share account application and an account number.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.

P.O. Box 55150
Boston, Massachusetts 02205-5150
Telephone 1-800-665-8839


Telephone transaction privileges
If your account is registered in your name, you can exchange or sell Class Y shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

--------------------------------------------------------------------------------
By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-665-8839 between 9:00 a.m. and 5:30 p.m. Eastern time on any weekday that the New York Stock Exchange is open.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

General rules on buying, exchanging and selling your fund shares

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

--------------------------------------------------------------------------------
Good order means that:
o    You have provided adequate instructions
o    There are no outstanding claims against your account
o    There are no transaction limitations on your account

o    The purchase payment has cleared for shares you are requesting to redeem

o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o    Your request includes a signature guarantee if you:
     - Are selling over $100,000 worth of shares and
     - Want the sale proceeds sent to an address other than your bank account of record or
     - Want the sale proceeds to be made payable to someone other than the account's record owners or
     - The account registration, address of record or bank account of record has changed within the last 30 days
     - Are selling or exchanging over $5 million worth of shares
     - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

Buying
You can buy Class Y shares at net asset value per share. The fund does not impose any initial, contingent deferred or asset based sales charge on Class Y shares. The distributor may reject any order until it has confirmed it in writing and received payment.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.


Minimum investment amount

Your initial Class Y share investment must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The fund may waive the initial investment amount.


Waivers of the minimum investment amount

The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c) The account is not represented by a broker/dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or


(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The

Buying, exchanging and selling shares

intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or


(f)  The investment is made by another Pioneer fund

The fund reserves the right to waive the initial investment minimum in other circumstances.

Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.


Exchanging
You may exchange your Class Y shares for the Class Y shares of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your Class Y shares at net asset value without charging you either an initial or contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling
Your Class Y shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as broker-dealers, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently purchased the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

--------------------------------------------------------------------------------
Other requirements
If you must use a written request to exchange or sell your Class Y shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
You may have to pay income taxes on a sale or an exchange.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares


Buying shares


In writing, by mail

You can purchase Class Y shares by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

If you are registering an account in the name of a corporation or other fiduciary, you must send your completed account set-up forms to the transfer agent prior to making your initial purchase.

By wire
If you have an existing Class Y account, you may wire funds to purchase Class Y shares. Note, however, that:
o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
o    Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:
Receiving Bank:         State Street Bank
                        and Trust Company
                        225 Franklin Street
                        Boston, MA 02101
                        ABA Routing No. 011000028

For further credit to:  Shareholder Name
                        Existing Pioneer
                        Account No.
                        Pioneer Small and Mid Cap Growth Fund

Through your investment firm
Consult your investment professional for more information.

Exchanging shares

In writing, by mail or by fax
You can exchange Class Y shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $5 million. Include in your letter:
o    The name and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $5 million
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o    The dollar amount or number of Class Y shares you are exchanging

By phone
After you establish your Class Y account, you can exchange fund shares by phone if:
o You are using the exchange to establish a new account, provided the new account has a registration identical to the original account
o    The fund into which you are exchanging offers Class Y shares
o You are not exchanging more than $5 million worth of shares per account per day
o    You can provide the proper account identification information

Through your investment firm
Consult your investment professional for more information about exchanging your shares.

Buying, exchanging and selling shares


Selling shares

In writing, by mail or by fax
You can sell some or all of your Class Y shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the dollar amount or number of Class Y shares to be sold and any other applicable requirements as described below.
o The transfer agent will send the sale proceeds to your address of record unless you provide other instructions
o    Your request must be signed by all registered owners
o The transfer agent will not process your request until it is received in good order

By fax
o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record



By phone or wire

o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record

You may sell fund shares held in a retirement plan account by phone only if your account is an IRA. You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

Through your investment firm
Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

How to contact us

By phone
For information or to request a telephone transaction between 9:00 a.m. and 5:30 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-665-8839

To use FactFone(SM) call
1-800-225-4321

By mail

Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55150 Boston, Massachusetts 02205-5150


Pioneer website

www.pioneerinvestments.com


By fax
Fax your exchange and sale requests to: 1-888-294-4485

Buying, exchanging and selling shares

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.


While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Account options

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.


If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount instead of sending a check. Additional shares will be purchased at the then current net asset value.

Buying, exchanging and selling shares


Shareowner services

Pioneer website
www.pioneerinvestments.com

The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o    Your current account information
o    Prices, returns and yields of all publicly available Pioneer mutual funds

o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

o    A copy of Pioneer's privacy notice

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Request account statements

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies
Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o    Requesting certain types of exchanges or sales of fund shares
o    Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access

You may have difficulty contacting the fund by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center accordingly. If you are unable to access pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


Share certificates
The fund does not offer share certificates. Shares are electronically recorded.

Buying, exchanging and selling shares

Other policies
The fund and the distributor reserve the right to:
o    reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o    stop offering Class Y shares
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

For U.S. federal income tax purposes, distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains are taxable as ordinary income. Dividends are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares. When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.


You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal, state, local and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of qualified dividend income and other U.S. federal income tax considerations that may affect the fund and its shareowners.

--------------------------------------------------------------------------------
Sales and exchanges may be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand the fund's financial performance for the past five years.

Class A share information is presented because Class Y shares have no operating history. Class Y shares will have different performance and different annual operating expenses.


Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A shares of the fund (assuming reinvestment of all dividends and distributions).

The information below for the fiscal years ended December 31, 2004 through December 31, 2006 has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

For the fiscal years ended December 31, 2002 and December 31, 2003, the financial highlights were audited by other auditors whose report dated January 23, 2004 expressed an unqualified opinion on those financial highlights.

Pioneer Small and Mid Cap Growth Fund

Class A shares



                                        Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                         12/31/06     12/31/05     12/31/04     12/31/03      12/31/02
                                        ---------------------------------------------------------------
Net asset value, beginning of period     $ 27.39      $ 26.12      $ 24.76      $ 19.02      $  23.28
                                         -------      -------      -------      -------      --------
Increase (decrease) from investment
    operations:
Net investment loss                      $ (0.18)     $ (0.15)     $ (0.16)     $ (0.10)     $  (0.01)
  Net realized and unrealized gain
   (loss) on investments                    1.87         1.42         1.52         5.84        ( 4.25)
                                        ---------------------------------------------------------------
   Net increase (decrease) from
     investment operations               $  1.69      $  1.27      $  1.36      $  5.74      $  (4.26)
Distributions to shareowners:
  Net realized gain                        (0.15)           -            -            -             -
                                        ---------------------------------------------------------------
Net increase (decrease) in net
  asset value                            $  1.54      $  1.27      $  1.36      $  5.74      $  (4.26)
                                        -------------------------------------------------------------
Net asset value, end of period           $ 28.93      $ 27.39      $ 26.12      $ 24.76      $  19.02
                                        =============================================================
Total return*                               6.16%        4.86%        5.49%       30.18%       (18.30)%
Ratio of net expenses to average         -------      -------      -------      -------      --------
  net assets+                               1.26%        1.25%        1.25%        1.25%         1.25%
Ratio of net investment loss to          -------      -------      -------      -------      --------
  average net assets+                      (0.56)%      (0.64)%      (0.78)%      (0.83)%       (0.88)%
Portfolio turnover rate                       13%          13%           8%           4%            5%
Net assets, end of period                -------      -------      -------      -------      --------
  (in thousands)                         $42,654      $53,321      $40,504      $26,245      $ 15,659
Ratios assuming no waiver of             -------      -------      -------      -------      --------
  management fees and assumption
  of expenses by Pioneer and no
  reduction for fees paid indirectly:
  Net expenses                              1.62%        1.71%        1.79%        1.38%         1.56%
  Net investment loss                      (0.92)%      (1.10)%      (1.33)%      (0.96)%       (1.19)%
Ratios assuming waiver of                 --------     --------     --------     --------     ---------
  management fees and assumption
  of expenses by Pioneer and
  reduction for fees paid indirectly:
  Net expenses                              1.25%        1.25%        1.25%        1.25%         1.25%
  Net investment loss                      (0.55)%      (0.64)%      (0.78)%      (0.83)%       (0.88)%
-------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

                                      Notes

                                      Notes

                                      Notes

                                      Notes

Pioneer
Small and Mid Cap Growth Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-665-8839.


The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com.


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website

www.pioneerinvestments.com


You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-21460)

[LOGO]PIONEER
      Investments(R)


Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                   20717-00-0507
                                         (C)2007 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

                      PIONEER SMALL AND MID CAP GROWTH FUND

                            (Pioneer Series Trust II)
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION


                  Class A, Class B, Class C and Class Y Shares

                                   May 1, 2007

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B, and Class C shares prospectus and its Class Y shares prospectus, each dated May 1, 2007, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of each prospectus from our website at: www.pioneerinvestments.com. The fund's financial statements for the fiscal year ended December 31, 2006 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

1.    Fund History.......................................................      2
2.    Investment Policies, Risks and Restrictions........................      2
3.    Trustees and Officers..............................................     24
4.    Investment Adviser.................................................     33
5.    Principal Underwriter and Distribution Plans.......................     37
6.    Shareholder Servicing/Transfer Agent...............................     42
7.    Custodian..........................................................     42
8.    Independent Registered Public Accounting Firm......................     43
9.    Portfolio Management...............................................     43
10.   Portfolio Transactions.............................................     46
11.   Description of Shares..............................................     47
12.   Sales Charges......................................................     49
13.   Redeeming Shares...................................................     56
14.   Telephone and Online Transactions..................................     57
15.   Pricing of Shares..................................................     58
16.   Tax Status.........................................................     59
17.   Investment Results.................................................     66
18.   Financial Statements...............................................     66
19.   Annual Fee, Expense and Other Information..........................     66
20.   Appendix A - Description of Short-Term Debt, Corporate Bond and
      Preferred Stock Ratings............................................     71
21.   Appendix B - Proxy Voting Policies and Procedures..................     76

1. FUND HISTORY


The fund is a diversified series of Pioneer Series Trust II (the "Trust"), an open-end management investment company. The fund originally was established as Papp Small & Mid-Cap Growth Fund, Inc., a Maryland corporation, on September 14, 1998. Pursuant to an agreement and plan of reorganization, the fund was reorganized as a series of the Trust, a Delaware statutory trust, on February 20, 2004. From February 20, 2004 to April 30, 2005, the fund's name was Pioneer Papp Small and Mid Cap Growth Fund. On May 1, 2005, the fund's name was changed to Pioneer Small and Mid Cap Growth Fund. Pioneer Investment Management Inc., ("Pioneer") is the fund's investment adviser.


2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectuses present the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

Illiquid Securities


The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer or L. Roy Papp & Associates, LLP ("Papp" or "subadviser") the subadviser. Pioneer or the subadviser determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.


Investments in Initial Public Offerings

To the extent consistent with its investment objective, the fund may invest in initial public offerings ("IPOs") of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

Debt Securities Selection


In selecting debt securities for the fund, Pioneer or the subadviser gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given the outlook of Pioneer or the subadviser for the equity markets and the fund's liquidity requirements. Once Pioneer or the subadviser determines to allocate a portion of the fund's assets to debt securities, Pioneer or the subadviser generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer or the subadviser selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.


Convertible Debt Securities

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Debt Securities Rating Criteria


Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade,, Pioneer or the subadviser will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "C" or better, or comparable unrated securities.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.


Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer or the subadviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.


Short-Term Investments


For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of corporate issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.


U.S. Government Securities

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration,

Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Debt Obligations of Non-U.S. Governments


The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.


Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer or the subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.


Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

Withholding and Other Taxes. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Real Estate Investment Trusts ("REITs") and Associated Risk Factors

REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

Investments in Depositary Receipts

The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Other Investment Companies


The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if, as a result, (i) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (ii) more than 5% of the fund's total assets would be invested in any one investment company, or
(iii) more than 10% of the fund's total assets would be invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").


The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Exchange Traded Funds


Subject to the limitations on investment in other investment companies, the fund may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, Power Shares QQQ (QQQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the

National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.


Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Short Sales Against the Box

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times own an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a

"constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Portfolio Turnover

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.

Foreign Currency Transactions

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.


Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer or the subadviser.


Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

Options on Foreign Currencies

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.


The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.


The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

Options on Securities and Securities Indices

For hedging purposes or to seek to increase total return, the fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Call and Put Options on Securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.

All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

Writing Call and Put Options on Securities Indices. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


The fund may purchase and sell both options that are traded on U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer or the subadviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer or the subadviser to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer or the subadviser, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer or the subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.


On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The fund will engage in futures and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.


The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.


Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

Equity Swaps, Caps, Floors and Collars


The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer or the subadviser is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.


Warrants and Stock Purchase Rights

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred Shares

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

Lending of Portfolio Securities

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and may pay a portion of the income or fee earned thereon to the borrower, lending agent or other intermediary. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

Disclosure of Portfolio Holdings


The Board of Trustees has adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other funds and accounts that have substantially similar investment strategies, these policies and procedures only relate to the disclosure of portfolio information of registered management investment companies.

Generally, Pioneer will make the fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish the fund's full portfolio holdings thirty (30) days after the end of each month. Such information shall be made available on the fund's website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding the fund's top ten holdings (including the percentage of the fund's assets represented by each security), the percentage breakdown of the fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.


Pioneer may provide the fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). As of the date of this statement of additional information, Pioneer had not provided the fund's portfolio holdings information to any entity prior to the date such information was made public. The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the fund.

Compliance with the fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.


The fund's portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the fund's custodian, fund accounting agent, principal underwriter, investment subadviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the fund, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of the fund's portfolio holdings information.


In addition, the fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of the fund's fiscal quarter.

Investment Restrictions

Fundamental Investment Restrictions. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2.    more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that the fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, the fund may: (a) borrow from banks or through reverse repurchase agreements or mortgage dollar rolls that are accounted for as financings in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed); (b) borrow up to an additional 5% of the fund's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; and (d) purchase securities on margin to the extent permitted by applicable laws. In the opinion of the SEC, the fund's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if

      (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of this SAI, the fund relied on MSCI Global Industry Classification Standard (GICS) classifications. The fund's policy does not apply to investments in U.S. government securities.

For purposes of investment restriction (2) above, mortgage dollar rolls accounted for as financings involve the sale by the fund of a mortgage-backed security to a financial institution and an agreement by the fund to repurchase the security at a later date at a price agreed upon at the time of the sale to provide cash for short-term purposes such as to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.

Non-Fundamental Investment Restrictions

The following restrictions have been designated as non-fundamental and may be changed by a vote of the trust's Board of Trustees without approval of shareholders. The fund may not:

(1) Engage in short sales, except short sales against the box;

(2) Purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

(3) Invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G), such as one of the series of Pioneer Asset Allocation Series.

3. TRUSTEES AND OFFICERS


The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 82 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

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                        Position Held With      Term of Office and          Principal Occupation During     Other Directorships
Name, Age and Address   the Fund                Length of Service           Past Five Years                 Held by this Trustee
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Interested Trustees:
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.      Chairman of the         Trustee since 2003.         Deputy Chairman and a           Director of ICI Mutual
(80)*                   Board, Trustee and      Serves until a successor    Director of Pioneer Global      Insurance Company
                        President               trustee is elected or       Asset Management S.p.A.
                                                earlier retirement or       ("PGAM"); Non-Executive
                                                removal.                    Chairman and a Director of
                                                                            Pioneer Investment
                                                                            Management USA Inc.
                                                                            ("PIM-USA"); Chairman and a
                                                                            Director of Pioneer;
                                                                            Chairman and Director of
                                                                            Pioneer Institutional Asset
                                                                            Management, Inc. (since
                                                                            2006); Director of Pioneer
                                                                            Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a Director of
                                                                            Pioneer Alternative
                                                                            Investment Management
                                                                            (Bermuda) Limited and
                                                                            affiliated funds; Director
                                                                            of PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia)
                                                                            (until June 2006); Director
                                                                            of Nano-C, Inc. (since
                                                                            2003); Director of Cole
                                                                            Management Inc. (since
                                                                            2004); Director of Fiduciary
                                                                            Counseling, Inc.; President
                                                                            and Director of Pioneer
                                                                            Funds Distributor, Inc.
                                                                            ("PFD") (until May 2006);
                                                                            President of all of the
                                                                            Pioneer Funds; and Of
                                                                            Counsel, Wilmer Cutler
                                                                            Pickering Hale and Dorr LLP
                                                                            (counsel to PIM-USA and the
                                                                            Pioneer Funds)
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Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (63)      Trustee                 Trustee since 2005.         Executive Vice President and    Director of The
3050 K. Street NW,                              Serves until a successor    Chief Financial Officer,        Enterprise Social
Washington, DC 20007                            trustee is elected or       I-trax, Inc. (publicly          Investment Company
                                                earlier retirement or       traded health care services     (privately-held
                                                removal.                    company) (2004 - present);      affordable housing
                                                                            Partner, Federal City           finance company);
                                                                            Capital Advisors (boutique      and Director of New
                                                                            merchant bank)(1997 to          York Mortgage Trust
                                                                            2004); and Executive Vice       (publicly traded
                                                                            President and Chief             mortgage REIT)
                                                                            Financial Officer, Pedestal
                                                                            Inc. (internet-based
                                                                            mortgage trading company)
                                                                            (2000-2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)       Trustee                 Trustee since 2003.         President, Bush                 Director of Brady
3509 Woodbine                                   Serves until a successor    International, LLC              Corporation
Street, Chevy Chase,                            trustee is elected or       (international financial        (industrial
MD 20815                                        earlier retirement or       advisory firm)                  identification
                                                removal.                                                    and specialty
                                                                                                            coated material
                                                                                                            products manufacturer);
                                                                                                            Director of Briggs &
                                                                                                            Stratton Co. (engine
                                                                                                            manufacturer); Director
                                                                                                            of UAL Corporation
                                                                                                            (airline holding
                                                                                                            company) and Director
                                                                                                            of Mantech International
                                                                                                            Corporation
                                                                                                            (national
                                                                                                            security,
                                                                                                            defense, and
                                                                                                            intelligence
                                                                                                            technology firm)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham    Trustee                 Trustee since 2003.         Founding Director,              None
(59)                                            Serves until a successor    Vice-President and Corporate
1001 Sherbrooke                                 trustee is elected or       Secretary, The Winthrop
Street West,                                    earlier retirement or       Group, Inc. (consulting
Montreal, Quebec,                               removal.                    firm); and Desautels Faculty
Canada                                                                      of Management, McGill
H3A1G5                                                                      University

------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)    Trustee                 Trustee since 2006.         Private investor (2004 -        Director of
89 Robbins Avenue,                              Serves until a successor    present); and Senior            Quadriserv Inc.
Berkeley Heights, NJ                            trustee is elected or       Executive Vice President,       (technology products
07922                                           earlier retirement or       The Bank of New York            for securities
                                                removal.                    (financial and securities       lending industry)
                                                                            services) (1986 - 2004)

------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret     Trustee                 Trustee since 2003.         President and Chief             Director of New
(58)                                            Serves until a              Executive Officer, Newbury,     America High Income
200 State Street,                                                           Piret & Company, Inc.           Fund, Inc.(closed-end
                                                                                                            investment
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
12th Floor, Boston,                             successor trustee is        (investment banking firm)       company)
MA 021098                                       elected or earlier
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)      Trustee                 Trustee since 2003.         President, John Winthrop &      None
One North Adgers                                Serves until a successor    Co., Inc. (private
Wharf, Charleston,                              trustee is elected or       investment firm)
SC 29401                                        earlier retirement or
                                                removal.
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Fund Officers:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Other Directorships
                                                                                                            Held by this Officer

------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury     Executive Vice          Since March 2007. Serves    Director, CEO and President
(48)*                   President               until a successor           of Pioneer Investment
                                                trustee is elected or       Management USA Inc.; Pioneer
                                                earlier retirement or       Investment Management, Inc.
                                                removal.                    and Pioneer Institutional
                                                                            Asset Management, Inc.
                                                                            (since March 2007);
                                                                            Executive Vice President of
                                                                            all of the Pioneer Funds
                                                                            (since March 2007); Director
                                                                            of Pioneer Global Asset
                                                                            Management S.p.A. (since
                                                                            March 2007); Head of New
                                                                            Markets Division, Pioneer
                                                                            Global Asset Management
                                                                            S.p.A. (2000-2007)
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa     Secretary               Since 2003. Serves at       Secretary of PIM-USA; Senior    None
(59)                                            the discretion of the       Vice President- Legal of
                                                Board                       Pioneer; Secretary/Clerk of
                                                                            most of PIM-USA's
                                                                            subsidiaries; and Secretary
                                                                            of all of the Pioneer Funds
                                                                            since September 2003
                                                                            (Assistant Secretary from
                                                                            November 2000 to September
                                                                            2003)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Christopher J.          Assistant Secretary     Since 2003. Serves at       Vice President and Senior        None
Kelley (42)                                     the discretion of the       Counsel of Pioneer since
                                                Board                       July 2002; Vice President
                                                                            and Senior Counsel of BISYS
                                                                            Fund Services, Inc. (April
                                                                            2001 to June 2002); Senior
                                                                            Vice President and Deputy
                                                                            General Counsel of Funds
                                                                            Distributor, Inc. (July 2000
                                                                            to April 2001); and
                                                                            Assistant Secretary of all
                                                                            of the Pioneer Funds since
                                                                            September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P.          Assistant Secretary     Since 2006. Serves at       Partner, Wilmer Cutler           None
Harvey (45)                                     the discretion of the       Pickering Hale and Dorr LLP;
                                                Board                       and Assistant Secretary of
                                                                            all of the Pioneer Funds
                                                                            since July 2006
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)       Treasurer               Since 2003. Serves at       Vice President-Fund              None
                                                the discretion of the       Accounting, Administration
                                                Board                       and Controllership Services
                                                                            of Pioneer; and Treasurer of
                                                                            all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)    Assistant Treasurer     Since 2004. Serves at       Deputy Treasurer of Pioneer      None
                                                the discretion of the       since 2004; Treasurer and
                                                Board                       Senior Vice President, CDC
                                                                            IXIS Asset Management
                                                                            Services from 2002 to 2003;
                                                                            and Assistant Treasurer of
                                                                            all of the Pioneer Funds
                                                                            since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)   Assistant Treasurer     Since 2003. Serves at       Assistant Vice                   None
                                                the discretion of the       President-Fund Accounting,
                                                Board                       Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)      Assistant Treasurer     Since 2003. Serves at       Fund Accounting Manager -        None
                                                the discretion of the       Fund Accounting,
                                                Board                       Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim           Assistant Treasurer     Since 2003. Serves at       Fund Administration Manager      None
Sullivan (33)                                   the discretion of the       - Fund Accounting,
                                                Board                       Administration and
                                                                            Controllership Services
                                                                            since June 2003; Assistant
                                                                            Vice President - Mutual Fund
                                                                            Operations of State Street
                                                                            Corporation from June 2002
                                                                            to June 2003 (formerly
                                                                            Deutsche Bank Asset
                                                                            Management); Pioneer Fund
                                                                            Accounting, Administration
                                                                            and Controllership Services
                                                                            (Fund Accounting Manager
                                                                            from August 1999 to May
                                                                            2002); and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds since
                                                                            September 2003
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm       Chief Compliance        Since January 2007.         Chief Compliance Officer of      None
(47)                    Officer                 Serves at the discretion    Pioneer since December 2006
                                                of the Board                and of all the Pioneer Funds
                                                                            since January 2007; Vice
                                                                            President and Compliance
                                                                            Officer, MFS Investment
                                                                            Management (August 2005 to
                                                                            December 2006); Consultant,
                                                                            Fidelity Investments
                                                                            (February 2005 to July
                                                                            2005): Independent
                                                                            Consultant (July 1997 to
                                                                            February 2005
------------------------------------------------------------------------------------------------------------------------------------


*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees


During the most recent fiscal year, the Board of Trustees held 11 meetings. Each Trustee attended at least 75% of such meetings.


The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit

David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Independent Trustees

David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret and John Winthrop

Nominating

Mary K. Bush, Marguerite A. Piret, and John Winthrop (Chair)

Valuation

David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Policy Administration

Mary K. Bush (Chair), Thomas J. Perna and John Winthrop


During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Valuation, and Policy Administration Committees held 16, 13, 3, 4 and 9 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:


o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;

o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;


o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

o review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

o review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

o receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.


The Agreement and Declaration of Trust provides that the Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or the fund or that such indemnification would relieve any officer or Trustee of any liability to the Trust or the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


Compensation of Officers and Trustees

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."


Sales Loads. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.


Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

      o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

      o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

      o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.


As of December 31, 2006, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):


o     the fund


o     an officer of the fund


o     a related fund

o     an officer of any related fund

o     Pioneer

o     PFD

o     an officer of Pioneer or PFD

o     any affiliate of Pioneer or PFD

o     an officer of any such affiliate


During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $173,353 and $287,452.56 in each of 2005 and 2006.

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:


o     Pioneer

o     PFD

o     UniCredito Italiano

o     any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o     the fund


o     any related fund

o     Pioneer

o     PFD

o     any affiliated person of the fund, Pioneer or PFD

o     UniCredito Italiano

o     any other entity in a control relationship to the fund, Pioneer or PFD

Share Ownership. See "Annual Fee, Expense and Other Information" for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.


Proxy Voting Policies. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's "Proxy Voting Policies and Procedures" are attached as "Appendix B".


4. INVESTMENT ADVISER


The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.


Pioneer has engaged L. Roy Papp & Associates, LLP (as previously defined, "Papp") to act as the fund's subadviser. As the fund's investment adviser, Pioneer oversees the fund's operations and supervises Papp, which is responsible for the day-to-day management of the fund's portfolio (see "Investment Subadviser" below). Except as otherwise provided under "Investment Subadviser" below, Pioneer also maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.


Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors;
(c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or other agent appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the laws or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.


Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.85% of the fund's average daily net assets up to $1 billion and 0.80% on assets over $1 billion. The fee is computed daily and paid monthly.

Prior to the reorganization of Papp Small & Mid-Cap Growth Fund into the fund, the subadviser was the fund's investment adviser. The investment advisory services of Papp were performed under an investment advisory agreement, pursuant to which the fund paid Papp an annual fee equal to 1.00% of the average daily net assets of the fund.


See the table in Annual Fee, Expense and Other Information for management fees paid during recently completed fiscal years.

Investment Subadviser. As described in the prospectuses, Papp serves as the fund's investment subadviser with respect to a portion of the fund's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate Papp as being responsible for the management of all the fund's assets, with the exception of the fund's cash balances, which will be invested by Pioneer. Papp will, among other things, continuously review and analyze the investments in the fund's portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the fund's assets. Papp, an investment adviser to individuals, trusts, retirement plans, endowments and foundations, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), was established in 1978 and had approximately $529 million in assets under management as of December 31, 2006. Papp is an Arizona limited liability partnership owned and controlled by its partners: L. Roy Papp, Harry A. Papp, Rosellen C. Papp, Jeffrey N. Edwards, Victoria S.

Cavallero, Julie A. Hein, Jane E. Couperus, Russell A. Biehl and Timothy K. Hardaway. L. Roy Papp owns a majority interest in the partnership. Papp's principal place of business is located at 2201 E. Camelback Road, Suite 227B, Phoenix, AZ 85016.


Pioneer and Papp have entered into a subadvisory agreement, dated as of February 20, 2004, pursuant to which Papp has agreed, among other things, to:

      o comply with the provisions of the trust's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objective, policies and restrictions of the fund;

      o cause the trust to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;

      o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

      o be responsible for voting proxies and acting on other corporate actions if the Board of Trustees has delegated proxy voting authority to the subadviser;

      o maintain separate books and detailed records of all matters pertaining to the portion of the fund's assets advised by Papp required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the fund;

      o ensure that its "access persons" comply in all respects with Papp's Code of Ethics, as in effect from time to time; and

      o     furnish reports to the Trustees and Pioneer.

Subadvisory Fee. For its services, Papp is entitled to a subadvisory fee from Pioneer at an annual rate of 0.45% of the fund's average daily net assets up to $500 million and 0.35% of the fund's average daily net assets greater than $500 million. The fee will be paid monthly in arrears. The fund does not pay a fee to the subadviser.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the trust's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser.

Continuance of Management Contract and Subadvisory Agreement. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act, as applicable. Pursuant to the management and subadvisory contracts, neither Pioneer nor the subadviser will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer or the subadviser. Pioneer and the subadviser, however, are not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its their duties or by reason of its their reckless disregard of its their obligations and duties under the management or subadvisory contract. The management contract and subadvisory agreement terminate if assigned and may be terminated without penalty upon not more than 60 days' nor less than 30 days' written notice to the other party or by vote of a majority of the fund's outstanding voting securities.


Certain Agreements between Pioneer and Papp. In connection with the reorganization of (i) Papp America Pacific-Rim Fund into Pioneer Papp America-Pacific Rim Fund; (ii) Papp Small & Mid-Cap Growth Fund into Pioneer Papp Small and Mid Cap Growth Fund; and (iii) Papp Stock Fund into Pioneer Papp Stock Fund, Pioneer and Papp entered into an agreement dated as of September 18, 2003 (the "Transfer Agreement"). The Transfer Agreement provides, among other things, that (i) Pioneer shall make a payment in the amount of $3 million to Papp upon the closing of the reorganization, (ii) Papp shall enter into and perform its obligations under a subadvisory agreement to serve as subadviser of the relevant fund, (iii) Pioneer shall pay Papp a fee, if within five years of the closing of the reorganization Pioneer terminates the subadvisory agreement with Papp without cause, equal to the greater of (a) $500,000 for each subadvisory agreement terminated or (b) the immediately preceding twelve months' fees payable under the relevant subadvisory agreement (based on assets as of December 31, 2006, this amount would be $72,958.44 for Pioneer AmPac Growth Fund, $251,146.44 for Pioneer Small and Mid Cap Growth Fundand $171,646.92 for Pioneer Growth Leaders Fund; provided that all such fees shall not exceed $5 million in the aggregate with respect to all three subadvisory agreements, (iv) Pioneer guarantees a minimum aggregate amount of subadvisory fees received from the funds during the initial three year period following the closing of the reorganization, and (v) Papp will be subject to certain non-competition provisions. The termination fee would not be triggered if a subadvisory agreement is terminated by a fund or its shareholders with or without cause. The termination fee may create a potential conflict of interest between a fund and Pioneer. The termination fee could cause Pioneer to recommend that a fund continue to engage Papp as the fund's subadviser to avoid the fee in circumstances under which the appointment of a new subadviser or the direct management of the fund by Pioneer may be in the best interests of the fund. While underperformance of a fund may permit Pioneer to terminate Papp for cause and avoid the termination fee, the fund must substantially underperform relative to its peer group for two and one-half years in order for cause due to underperformance to exist. While these potential conflicts of interest could arise, the board of trustees of a fund does not intend to consider the potential for Pioneer incurring a termination fee in evaluating whether to continue Papp's appointment as subadviser to the fund. The provisions of the termination fee were disclosed to the board of trustees of each fund prior to their approval of the relevant subadvisory agreement. The terms of the subadvisory agreement with Papp are discussed in the section "Investment Subadviser."

Expense Limit. Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through May 1, 2008 for Class A, Class B and Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2008. The fund may terminate the expense limit agreement at any time; provided, however, that the Board of Trustees would not take such action unless it determined termination of the agreement to be in the best interests of the fund and its shareholders.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting, administration and legal services are performed by Pioneer and pursuant to which Pioneer receives a fee at the annual rate of 0.0225% of the fund's average daily net assets. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

Potential Conflicts of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.


Personal Securities Transactions. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.


5. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

Principal Underwriter

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.


The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.


The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Distribution Plans

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Class Y shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan and Class C Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.


Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its
expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See "Annual Fee, Expense and Other Information" for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.


Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.


The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

      o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

                  o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

                  o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

      o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

      o     issued prior to the date of any termination or modification;

      o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

      o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

      o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

      o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B shares of the fund; or

      o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

      o as provided in the fund's prospectus or statement of additional information; or

      o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.

Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.


The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers that enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefore, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.


See "Annual Fee, Expense and Other Information" for fund expenses under the Class A Plan, Class B Plan, Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC. Class Y shares are not subject to a CDSC.


6. SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $26.60 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7. CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.


9. PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers


Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                                                                            Number of
                                                                            Accounts            Assets
                                                                            Managed for         Managed for
                                                                            which               which
                                                                            Advisory Fee        Advisory Fee
Name of                                   Number of                         is                  is
Portfolio           Type of               Accounts           Total Assets   Performance-        Performance-
Manager             Account               Managed            Managed        Based               Based
-----------------------------------------------------------------------------------------------------------------
L. Roy Papp         Other Registered      3                  $68.3M         0                   0
                    Investment
                    Companies

                    Other Pooled          1                  #11.6M         0                   0
                    Investment Vehicles

                    Other Accounts        9                  $30.3M         0                   0

                                                                            Number of
                                                                            Accounts            Assets
                                                                            Managed for         Managed for
                                                                            which               which
                                                                            Advisory Fee        Advisory Fee
Name of                                   Number of                         is                  is
Portfolio           Type of               Accounts           Total Assets   Performance-        Performance-
Manager             Account               Managed            Managed        Based               Based
-----------------------------------------------------------------------------------------------------------------
Rosellen Papp       Other Registered      3                  $ 68.3M        0                   0
                    Investment
                    Companies

                    Other Pooled          1                  $ 11.6M        0                   0
                    Investment
                    Vehicles

                    Other Accounts        5                  $ 6.3M         0                   0

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. The fund's investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise. See "Compensation of Portfolio Managers" below.

      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.


      o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.


      o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. For the current fiscal year of the fund, each portfolio manager receives a monthly fixed salary plus a percentage of L. Roy Papp & Associates, LLP partnership profits.


Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

Name of Portfolio Manager                Beneficial Ownership of the Fund*
--------------------------------------------------------------------------------
L. Roy Papp                              G

Rosellen Papp                            E

*Key to Dollar Ranges

A.    None
B.    $1 - $10,000
C.    $10,001 - $50,000
D.    $50,001 - $100,000
E.    $100,001 - $500,000
F.    $500,001 - $1,000,000
G.    Over $1,000,000


10. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.


The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.


See the table in Annual Fee, Expense and Other Information for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

11. DESCRIPTION OF SHARES


As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The Agreement and Declaration of Trust, dated as of September 2, 2003 (the "Declaration of Trust"), as amended from time to time, permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of seven series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A, Class B, Class C, and Class Y. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the Trust are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Trust vote together as a class on matters that affect all series of the Trust in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.


As a Delaware statutory trust, the Trust's operations are governed by the Declaration of Trust. A copy of the Trust's Certificate of Trust dated September 2, 2003 as amended, is on file with the office of the Secretary of State of Delaware. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust is organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could become subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees,
(ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Trust may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration of Trust provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a Trustee of the Trust or other investment companies for which Pioneer acts as investment adviser.


12. SALES CHARGES


The fund continuously offers the following classes of shares designated as Class A, Class B, Class C, and Class Y as described in the prospectuses. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.


Class A Share Sales Charges

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                           Sales Charge as a % of
                                           ---------------------
                                           Offering   Net Amount   Dealer
Amount of Purchase                         Price      Invested     Reallowance

Less than $50,000                          5.75       6.10         5.00
$50,000 but less than $100,000             4.50       4.71         4.00
$100,000 but less than $250,000            3.50       3.63         3.00
$250,000 but less than $500,000            2.50       2.56         2.00
$500,000 but less than $1,000,000          2.00       2.04         1.75
$1,000,000 or more                         0.00       0.00         see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.


No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

Accounts Other than Employer-Sponsored Retirement Plans
1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

Employer-Sponsored Retirement Plans
0.50%             Up to $50 million
0.25%             Over $50 million


These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $1 million in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 18 months of purchase.


Letter of Intent ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within five years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the five-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                                     CDSC as a % of Dollar
         Year Since Purchase                        Amount Subject to CDSC

         First                                                4.0
         Second                                               4.0
         Third                                                3.0
         Fourth                                               2.0
         Fifth                                                1.0
         Sixth and thereafter                                 0.0

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any CDSC that applied to the shares you originally purchased.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

Class Y Shares


No front-end, deferred or asset based sales charges are applicable to Class Y shares.


Additional Payments to Financial Intermediaries

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation.

Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

Revenue Sharing Payments. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.


The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.


Administrative and Processing Support Payments. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

Other Payments. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.


As of January 1, 2007, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:

A.G. Edwards & Sons Inc.
ADP Clearing & Outsourcing Services
AIG VALIC
Ameriprise Financial Services, Inc.
AmSouth Investment Services, Inc.
AXA Advisors, LLC
Bear, Stearns & Co. Inc.
Charles Schwab & Co., Inc.
Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Citistreet Equities LLC
Commonwealth Financial Network
D.A. Davidson & Co.
Delaware Distributors, L.P.

Edward D. Jones & Co., L.P.
Eisner Retirement Solutions LLC
Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
H&R Block Financial Advisors, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.
Morgan Stanley DW Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Services Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
National Investor Services Corp.
Nationwide Securities, Inc.
OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc
Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Reliance Securities, LLC
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Scottrade, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.
Symetra Investment Services, Inc.
UnionBanc Investment Services LLC
UBS Financial Services Inc.
Wachovia Securities
Wells Fargo Investments, LLC


Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13. REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.


Systematic Withdrawal Plan(s) ("SWP") (Class A, B, and C shares). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.


While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

Reinstatement Privilege (Class A and Class B Shares). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

14. TELEPHONE AND ONLINE TRANSACTIONS


You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for on line transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.


Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

o     For new accounts, complete the online section of the account application


o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.


Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.


FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

      o     net asset value prices for all Pioneer mutual funds;

      o     annualized 30-day yields on Pioneer's fixed income funds;

      o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

      o dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

15. PRICING OF SHARES


The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.


The fund generally values its portfolio securities using closing market prices or readily available market quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's Trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.


The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).


16. TAX STATUS


The fund is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders (provided that the distribution requirements set forth below are satisfied). In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code)(the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year:
(a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships (other than qualified publicly traded partnerships) or trusts) will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.


If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the fund does not qualify as a regulated investment company for any taxable year, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.


Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless shareholders specify otherwise, all distributions from the fund will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code from the fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the fund and the shareholders. Dividends received by the fund from REITS generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.


Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.


Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions, including the portion of such distributions which may qualify for treatment as qualified dividend income, will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Annual Fee, Expense and Other Information for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A shares in the fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to

Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

Dividends received by the fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares unless the acquisition of the fund shares was debt-financed. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. The fund does not expect to be a "U.S. real property holding corporation" as defined in section 897(c)(2) of the Code and, therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If the fund were a U.S. real property holding corporation, certain distributions by the fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

17. INVESTMENT RESULTS

See "Annual Fee, Expense and Other Information" for performance information for each class of fund shares as of the most recently completed fiscal year.

18. FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended December 31, 2006 appearing in the fund's annual report, filed with the SEC on March 1, 2007 (Accession No. 0000276776-07-000021) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

19. ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover

The fund's annual portfolio turnover rate for the fiscal years ended December
31,


2006                               2005
----------------------------------------
13%                                13%

Share Ownership

As of March 31, 2007, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of March 31, 2007:

Record Holder                       Share Class   Number of Shares   % of Class
--------------------------------------------------------------------------------
Schwab Reinvestment of              A             179,517.304        12.31
Distributions
101 Montgomery Street
San Francisco, CA 94104

Nationwide Trust Company FSB        A             108,656.241         7.45
C/O IPO Portfolio Accounting
PO Box 182029
Columbus OH  43218-2029

MLPF&S For the Sole Benefit of      B              17,016.510        10.39
its customers
Mutual Fund Administration
4800 Deer Lake Drive East 2nd Fl.
Jacksonville, FL  32246-6484

MLPF&S For the Sole Benefit of      C              67,909.409        26.46
its customers
Mutual Fund Administration
4800 Deer Lake Drive East 2nd Fl.
Jacksonville, FL 32246-6484

Trustee Ownership of Shares of the Fund and Other Pioneer Funds


The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2006. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2006. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2006. The dollar ranges in this table are in accordance with SEC requirements.

                                                 Aggregate Dollar Range of Equity Securities
                                                 in All Registered Investment Companies
                        Dollar Range of Equity   Overseen by Trustee in the Pioneer Family of
Name of Trustee         Securities in the Fund   Funds
----------------------------------------------------------------------------------------------
Interested Trustees

John F. Cogan, Jr.                        None                                  Over $100,000

Independent Trustees

David R. Bock                             None                                  Over $100,000

Mary K. Bush                              None                                  Over $100,000

Margaret B.W. Graham                      None                                  Over $100,000

Thomas J. Perna*                          None                                  Over $100,000

Marguerite A. Piret                       None                                  Over $100,000

John Winthrop                             None                                  Over $100,000


Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.


                                            Pension or
                                            Retirement Benefits   Total Compensation from
                        Aggregate           Accrued as Part of    the Fund and Other Pioneer
                        Compensation        Fund Expenses         Funds***
Name of Trustee         from Fund**
Interested Trustees:
John F. Cogan, Jr.*             $  500.00                 $0.00                  $ 35,300.00
Independent Trustees:
David R. Bock                   $1,000.00                 $0.00                  $149,500.00
Mary K. Bush                    $1,000.00                 $0.00                  $148,250.00
Margaret B.W. Graham            $1,000.00                 $0.00                  $155,750.00
Thomas J. Perna+                $  916.75                 $0.00                  $126,053.12
Marguerite A. Piret             $1,000.00                 $0.00                  $178,250.00
John Winthrop                   $1,000.00                 $0.00                  $140,500.00
                                ---------                                        -----------
Total                           $6,416.75                 $0.00                  $933,603.12

      * Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.

      **    For the fiscal year ended December 31, 2006.

      *** For the calendar year ended December 31, 2006. There are 82 U.S. registered investment portfolios in the Pioneer Family of Funds.

      +     Mr. Perna became a Trustee on February 7, 2006.


Approximate Management Fees the Fund Paid or Owed Pioneer

The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.

For the Fiscal Years Ended December 31,


                   2006       2005       2004
Gross Fee
Incurred           $560,746   $514,701   $308,701
Net Fee Paid       $315,346   $238,281   $112,855


Fees the Fund Paid to Pioneer under the Administration Agreement

For the Fiscal Years Ended December 31,


2006                          2005       2004

$14,866                       $18,512    $15,417


Carryover of Distribution Expenses

As of December 31, 2006 the carryover of distribution expenses under the Class A Plan was:

$1,775

Underwriting Expenses and Commissions


For the fiscal years ended December 31,

                             2006          2005          2004
------------------------------------------------------------------
Approximate Net              $   10,772    $ 20,008      $ 31,602
Underwriting Expenses
Retained
by PFD

Approximate Commissions      $   58,572    $110,886      $183,829
Reallowed to Dealers
(Class A shares)

Approximate Commissions      $        0    $      0      $      0
Reallowed to Dealers
(Class C shares)

Approximate Brokerage and    $2,163,000    $ 27,411      $ 20,978
Underwriting Commissions
(Portfolio Transactions)


Fund Expenses under the Distribution Plans


For the Fiscal Year Ended December 31, 2006

Class A Plan   Class B Plan    Class C Plan    Class R Plan

$122,378       $55,134         $99,638         $8,297


CDSCs

During the fiscal year ended December 31, 2006, the following CDSCs were paid to
PFD:

$11,922

Capital Loss Carryforwards as of December 31, 2006

At December 31, 2006, the fund had the following net capital loss carryforward:

$0

Fund Performance


The fund acquired the assets and liabilities of Papp Small & Mid-Cap Growth Fund (the predecessor fund) on February 20, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.


In the reorganization, the predecessor fund exchanged its assets for Class A shares of the fund. The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's single class of shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.


As of May 1, 2007, Class Y shares had not yet commenced operations.

Average Annual Total Returns as of December 31, 2006


The table reflects sales charges applicable to the class.


                                                      Average Annual Total Return (%)
                                                                                  Since    Inception
Class of Shares                        One Year    Five Years    Ten Years    Inception         Date
Class A Shares                                                                             12/15/98#
Return before taxes                    0.07        3.21          N/A          8.19
Return after taxes on distributions   -0.01        3.19          N/A          8.06
Return after taxes on distributions
and sale of shares                     0.14        2.75          N/A          7.17
Class B Shares                                                                             12/15/98#
Return before taxes                    1.15        3.57          N/A          8.12
Return after taxes on distributions    1.07        3.55          N/A          8.00
Return after taxes on distributions
and sale of shares                     0.86        3.06          N/A          7.11
Class C Shares                                                                             12/15/98#
Return before taxes                    5.37        3.64          N/A          8.17
Return after taxes on distributions    5.28        3.62          N/A          8.04
Return after taxes on distributions
and sale of shares                     3.60        3.13          N/A          7.15

# Inception date of the predecessor fund's single class of shares. Class A, Class B and Class C shares commenced operations on February 21, 2004. As of May 1, 2007, Class Y shares had not commenced operations.

20. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

Moody's Investors Service, Inc. ("Moody's") Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Moody's Debt Ratings

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

--------
(1)The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

21.                                Appendix B

                     Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator


Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment subadvisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).


Referral Items

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

      o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

      o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

      o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

      o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

      o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

      o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

      o     Retains a record of the vote cast;

      o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

      o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

      o     A record memorializing the basis for each referral vote cast;

      o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

      o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                              Proxy Voting Policies

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

      o     Corporate name change.

      o     A change of corporate headquarters.

      o     Stock exchange listing.

      o     Establishment of time and place of annual meeting.

      o     Adjournment or postponement of annual meeting.

      o     Acceptance/approval of financial statements.

      o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

      o     Approval of minutes and other formalities.

      o Authorization of the transferring of reserves and allocation of income.

      o     Amendments to authorized signatories.

      o     Approval of accounting method changes or change in fiscal year-end.

      o     Acceptance of labor agreements.

      o     Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

      o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

      o     Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

      o     Seek bids from other auditors.

      o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

      o     Indemnify auditors.

      o Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

      o Audit, compensation and nominating committees composed of independent directors exclusively.

      o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

      o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

      o     Election of an honorary director.

We will vote against:

      o     Minimum stock ownership by directors.

      o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

      o Requirements for union or special interest representation on the board.

      o     Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

      o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

      o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

      o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

      o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

      o Directors who appear to lack independence or are associated with very poor corporate performance.

      We will vote on a case-by case basis on these issues:

      o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

      o     Contested election of directors.

      o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

      o     Mandatory retirement policies.

      o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

      o     Cumulative voting.

      o     Increase ability for shareholders to call special meetings.

      o     Increase ability for shareholders to act by written consent.

      o     Restrictions on the ability to make greenmail payments.

      o     Submitting rights plans to shareholder vote.

      o     Rescinding shareholder rights plans ("poison pills").

      o     Opting out of the following state takeover statutes:

      o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

      o Control share cash-out provisions, which require large holders to acquire shares from other holders.

      o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

      o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

      o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

      o     Fair price provisions.

      o     Authorization of shareholder rights plans.

      o     Labor protection provisions.

      o     Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

      o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

      o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

      o     Proposals that allow shareholders to nominate directors.

We will vote against:

      o     Classified boards, except in the case of closed-end mutual funds.

      o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

      o     Classes of shares with unequal voting rights.

      o     Supermajority vote requirements.

      o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

      o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

      o     Extension of advance notice requirements for shareholder proposals.

      o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

      o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

      o     Changes in par value.

      o     Reverse splits, if accompanied by a reduction in number of shares.

      o Share repurchase programs, if all shareholders may participate on equal terms.

      o     Bond issuance.

      o     Increases in "ordinary" preferred stock.

      o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

      o     Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

      o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

      o Increase in authorized common stock. We will make a determination considering, among other factors:

      o     Number of shares currently available for issuance;

      o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

      o     Proposed use of the additional shares; and

      o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

      o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

      o     Proposals to submit private placements to shareholder vote.

      o     Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

      o     401(k) benefit plans.

      o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

      o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

      o     Amendments to performance plans to conform with OBRA;

      o     Caps on annual grants or amendments of administrative features;

      o     Adding performance goals; and

      o     Cash or cash-and-stock bonus plans.

      o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

      o     Require that option repricings be submitted to shareholders.

      o     Require the expensing of stock-option awards.

      o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

      o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

      o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

            o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                  Dilution = (A + B + C) / (A + B + C + D), where
                  A = Shares reserved for plan/amendment,
                  B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

            o     The plan must not:

                  o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

                  o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

      o We are generally in favor of proposals that increase participation beyond executives.

      o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

      o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

      o We generally support proposals asking companies to adopt stock holding periods for their executives.

      o     All other employee stock purchase plans.

      o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

      o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

      o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

      o     Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

      o     Limits on executive and director pay.

      o     Stock in lieu of cash compensation for directors.

Corporate Governance

Pioneer will vote for:

      o     Confidential Voting.

      o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

      o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

      o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

      o Bundled proposals. We will evaluate the overall impact of the proposal.

      o     Adopting or amending the charter, bylaws or articles of association.

      o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

      o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

      o     Limitations on stock ownership or voting rights.

      o     Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

      o     Mergers and acquisitions.

      o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

      o     Debt restructurings.

      o     Conversion of securities.

      o     Issuance of shares to facilitate a merger.

      o     Private placements, warrants, convertible debentures.

      o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

      o     Establishment of new classes or series of shares.

      o     Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

      o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

      o     Approval of new or amended advisory contracts.

      o     Changes from closed-end to open-end format.

      o     Authorization for, or increase in, preferred shares.

      o     Disposition of assets, termination, liquidation, or mergers.

      o Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

      o Conduct studies regarding certain issues of public concern and interest;

      o Study the feasibility of the company taking certain actions with regard to such issues; or

      o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

PIONEER
-------------------------------------------------------------------------------
AMPAC GROWTH FUND


Prospectus

May 1, 2007

Class A, Class B and Class C Shares






Contents
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Basic information about the fund ...........................................  1

Management ................................................................. 11

Buying, exchanging and selling shares ...................................... 13

Dividends, capital gains and taxes ......................................... 45

Financial highlights ....................................................... 46

[LOGO PIONEER            Neither the Securities and Exchange Commission nor
      Investments(R)]    any state securities agency has approved the
                         fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

--------------------------------------------------------------------------------
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Contact your investment professional to discuss how the fund fits into your portfolio.

--------------------------------------------------------------------------------

Basic information about the fund


Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:
o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)
o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.


The fund also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.


The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


In determining which issuers are eligible for inclusion in the fund's portfolio, the subadviser relies largely on published annual geographic data provided by many multinational companies. However, many issuers don't separately report earnings by geographic source. As a result, the fund's subadviser also relies on discussions with officials of companies being considered for inclusion in the fund's portfolio.

The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Pioneer has engaged L. Roy Papp & Associates, LLP to act as the fund's subadviser under Pioneer's supervision. The Fund purchases equity securities that the subadviser believes have favorable prospects for capital appreciation because these securities are trading at prices that, in the subadviser's opinion, do not fully reflect their value relative to the market as a whole. The subadviser evaluates an issuer's prospects for capital appreciation by considering, among other factors, growth over extended periods of time, profitability created through operating efficiency rather than financial leverage, and whether cash flows confirm the sustainability of growth. The subadviser follows a "buy and hold" strategy. Once a security is purchased, the fund ordinarily retains an investment as long as the subadviser continues to

Basic information about the fund


believe that the security's prospects for appreciation continue to be favorable and that the security is not overvalued in the marketplace. The subadviser does not attempt to time the market.


Principal risks of investing in the fund
You could lose money on your investment or not make as much as if you invested elsewhere if:
o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)
o  Growth stocks fall out of favor with investors
o The subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect
o  Securities of non-U.S. issuers fall out of favor with investors


The fund may invest in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.


Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Adverse effect of currency exchange rates or controls on the value of the fund's investments
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political or social developments may adversely affect the securities markets
o  Withholding and other non-U.S. taxes may decrease the fund's return


Investing in the securities of U.S. issuers with substantial activities in the Pacific Rim may also involve many of these risks. The fund's emphasis on issuers with significant earnings, sales or assets in Pacific Rim countries outside the U.S. makes the fund more vulnerable to potential adverse economic or market developments affecting that region than would be the case for a fund investing in companies with broader geographic diversification of their businesses.


Market segment risks
To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Basic information about the fund


The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.



The fund acquired the assets and liabilities of Papp America-Pacific Rim Fund (the predecessor fund) on February 20, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.


In the reorganization, the predecessor fund exchanged its assets for Class A shares of the fund. The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's single class of shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.



The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance
The chart shows the year-by-year performance of the fund's Class A shares. Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

Annual return Class A shares (%)
(Year ended December 31)


[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'98   28.36
'99   24.54
'00    0.65
'01  -14.39
'02  -20.38
'03   27.87
'04    0.95
'05    0.71
'06   11.35



The highest calendar quarterly return was 26.82% (9/30/1998 to 12/31/1998)

The lowest calendar quarterly return was -17.60% (6/30/2002 to 9/30/2002)

Basic information about the fund


Comparison with the Russell 1000 Growth Index
The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Russell 1000 Growth Index. This index measures the performance of large-cap U.S. growth stocks.


Unlike the fund, the index is not managed and does not incur expenses. The table:

o  Reflects sales charges applicable to the class
o  Assumes that you sell your shares at the end of the period
o  Assumes that you reinvest all of your dividends and distributions


Average annual total return (%)

(for periods ended December 31, 2006)



                                                               Since  Inception
                                        1 Year   5 Years   Inception      Date#
--------------------------------------------------------------------------------
Class A                                                                 3/14/97
Return before taxes                       4.95      1.66       6.23
--------------------------------------------------------------------------------
Return after taxes on distributions       4.48      1.56       6.00
--------------------------------------------------------------------------------
Return after taxes on distributions
and sale of shares                        3.84      1.42       5.45
--------------------------------------------------------------------------------
Class B                                                                 3/14/97
Return before taxes                       6.23      2.00       6.02
--------------------------------------------------------------------------------
Class C                                                                 3/14/97
Return before taxes                      10.29      2.01       6.02
--------------------------------------------------------------------------------
Russell 1000 Growth Index
(reflects no deduction for taxes)         9.07      2.69       5.53
--------------------------------------------------------------------------------



# Inception date of the predecessor fund's single class of shares. Class B and Class C shares commenced operations on February 21, 2004.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees
paid directly from your investment                  Class A   Class B  Class C
------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
as a percentage of offering price                     5.75%      None     None
------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a
percentage of offering price or the amount you
receive when you sell shares, whichever is less       None(1)      4%       1%
------------------------------------------------------------------------------


Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets       Class A   Class B    Class C
------------------------------------------------------------------------------
Management Fee                                    0.75%     0.75%        0.75%
------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee              0.25%     1.00%        1.00%
------------------------------------------------------------------------------
Other Expenses                                    0.82%     1.04%        1.02%
------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)           1.82%     2.79%        2.77%
------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation(3)       -0.57%    -0.64%       -0.62%
------------------------------------------------------------------------------
Net Expenses(3)                                   1.25%     2.15%        2.15%
------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                 If you sell your shares           If you do not sell your shares
          ------------------------------------- -------------------------------------
                              Number of years you own your shares
          ---------------------------------------------------------------------------
                1         3         5        10       1         3         5        10
-------------------------------------------------------------------------------------
Class A      $695    $1,062    $1,453    $2,545    $695    $1,062    $1,453    $2,545
-------------------------------------------------------------------------------------
Class B       618     1,105     1,518     2,839     218       805     1,418     2,839
-------------------------------------------------------------------------------------
Class C       318       801     1,409     3,054     218       801     1,409     3,054
-------------------------------------------------------------------------------------

Basic information about the fund


(1) Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."

(2) Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

(3) Net expenses in the table reflect the expense limitations currently in effect, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through May 1, 2008. There can be no assurance that Pioneer will extend the expense limitations beyond such time. See the statement of additional information for details regarding the expense limitation agreement.

Non-principal investment strategies and related risks

As discussed, the fund invests primarily in equity securities of issuers that have substantial sales to, and significant income from, countries within the Pacific Rim.



The following sections describe additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. The fund's secondary, or non-principal, investment policies and strategies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Debt securities

The fund may invest up to 20% of its total assets in debt securities. The debt securities may be issued by U.S. or non-U.S. corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The fund invests in debt securities when the subadviser believes they are consistent with the fund's investment objective of long term capital growth, to diversify the fund's portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a

Basic information about the fund


defensive strategy when the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains. See "Financial highlights" for actual annual turnover rates.


Derivatives

The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:

o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
o  As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The fund will only invest in derivatives to the extent the subadviser believes these investments do not prevent the fund from seeking its investment objective.

Management


Pioneer, the fund's investment adviser,
oversees the fund's operations and supervises the fund's subadviser, which is responsible for the day-to-day management of the fund's portfolio.



Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer.



Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.


Investment subadviser

L. Roy Papp & Associates, LLP ("Papp"), the fund's subadviser, is an investment adviser to individuals, trusts, retirement plans, endowments and foundations. As of December 31, 2006, Papp's assets under management were approximately $529 million. Papp's main office is located at 2201 E. Camelback Road, Suite 227B, Phoenix, AZ 85016.



Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of L. Roy Papp and Rosellen C. Papp, who have managed the fund since its commencement. L. Roy Papp and Rosellen C. Papp have been investment professionals since 1955 and 1981, respectively.

Management


The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.


Management fee

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.75% of the fund's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2006, the fund paid management fees equivalent to 0.75% of the fund's average daily net assets.


Pioneer, and not the fund, pays a portion of the fee it receives from the fund to Papp as compensation for Papp's subadvisory services to the fund.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders, dated December 31, 2006.



Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


Disclosure of portfolio holdings

The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Buying, exchanging and selling shares


Net asset value


The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

The fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Buying, exchanging and selling shares


You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge.
--------------------------------------------------------------------------------

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Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
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Choosing a class of shares
The fund offers three classes of shares through this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o  How long you expect to own the shares
o  The expenses paid by each class
o  Whether you qualify for any reduction or waiver of sales charges


Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.


Distribution plans

The fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.



Additional payments to financial intermediaries
There are two principal ways you compensate the financial intermediary through which you buy shares of the fund - directly, by the payment of sales commissions, if any; and indirectly, as a result of the fund paying Rule 12b-1 fees.

Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment may exceed the intermediary's costs.


The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it

Buying, exchanging and selling shares


receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

Comparing classes of shares


                    Class A                     Class B                     Class C
----------------------------------------------------------------------------------------------------
Why you might       Class A shares may be       You may prefer Class B      You may prefer Class C
prefer each class   your best alternative if    shares if you do not        shares if you do not
                    you prefer to pay an        want to pay an initial      wish to pay an initial
                    initial sales charge and    sales charge, or if         sales charge and you
                    have lower annual           you plan to hold your       would rather pay higher
                    expenses, or if you         investment for at least     annual expenses over
                    qualify for any reduction   five years.                 time.
                    or waiver of the initial
                    sales charge.
----------------------------------------------------------------------------------------------------
Initial sales       Up to 5.75% of the          None                        None
charge              offering price, which is
                    reduced or waived for
                    large purchases and
                    certain types of inves-
                    tors. At the time of your
                    purchase, your invest-
                    ment firm may receive a
                    commission from the
                    distributor of up to 5%,
                    declining as the size
                    of your investment
                    increases.
----------------------------------------------------------------------------------------------------
Contingent          None, except in certain     Up to 4% is charged if      A 1% charge if you sell
deferred sales      circumstances when          you sell your shares.       your shares within one
charges             the initial sales charge    The charge is reduced       year of purchase. Your
                    is waived.                  over time and not           investment firm may
                                                charged after five years.   receive a commission
                                                Your investment firm        from the distributor at
                                                may receive a commis-       the time of your pur-
                                                sion from the distributor   chase of up to 1%.
                                                at the time of your pur-
                                                chase of up to 4%.
----------------------------------------------------------------------------------------------------
Distribution and    Up to 0.25% of average      Up to 1% of average         Up to 1% of average
service fees        daily net assets.           daily net assets.           daily net assets.
----------------------------------------------------------------------------------------------------
Annual expenses     Lower than Class B or       Higher than Class A         Higher than Class A
(including          Class C.                    shares; Class B shares      shares; Class C shares
distribution and                                convert to Class A          do not convert to any
service fees)                                   shares after eight          other class of shares.
                                                years.                      You continue to pay
                                                                            higher annual expenses.
----------------------------------------------------------------------------------------------------
Exchange            Class A shares of other     Class B shares of other     Class C shares of other
privilege           Pioneer mutual funds.       Pioneer mutual funds.       Pioneer mutual funds.
----------------------------------------------------------------------------------------------------
Maximum             None                        $49,999                     $999,999
purchase amount
(per transaction)

Buying, exchanging and selling shares


Sales charges: Class A shares


You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund. You do not pay a contingent deferred sales charge when you sell shares purchased through reinvestment of dividends or capital gain distributions.

--------------------------------------------------------------------------------
Offering price
The net asset value per share plus any initial sales charge.
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Sales charges for Class A shares

                                                        Sales charge as % of
                                                      ------------------------
                                                        Offering    Net amount
Amount of purchase                                         price      invested
------------------------------------------------------------------------------
Less than $50,000                                         5.75          6.10
------------------------------------------------------------------------------
$50,000 but less than $100,000                            4.50          4.71
------------------------------------------------------------------------------
$100,000 but less than $250,000                           3.50          3.63
------------------------------------------------------------------------------
$250,000 but less than $500,000                           2.50          2.56
------------------------------------------------------------------------------
$500,000 but less than $1 million                         2.00          2.04
------------------------------------------------------------------------------
$1 million or more                                         -0-           -0-
------------------------------------------------------------------------------

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.


Reduced sales charges
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares over time if:
o The amount of shares you own plus the amount you are investing now is at least $50,000 (Rights of accumulation)
o You plan to invest at least $50,000 over the next 13 months (Letter of intent)

Rights of accumulation
If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.


Letter of intent
You can use a letter of intent to qualify for reduced sales charges in two situations:
o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months

o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A, Class B or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy


Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.



Qualifying for a reduced Class A sales charge


In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

Buying, exchanging and selling shares


It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.


You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.


Class A purchases at a reduced initial sales charge or net asset value are also available to:

Group plans if the sponsoring organization:
o  recommends purchases of Pioneer mutual funds to,
o  permits solicitation of, or
o  facilitates purchases by its employees, members or participants.


Class A purchases at net asset value
You may purchase Class A shares at net asset value (without a sales charge) as follows.


Investments of $1 million or more and certain retirement plans

You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more, are a participant in an employer-sponsored retirement plan with at least $1 million in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a deferred sales charge if you sell your Class A shares within 18 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.


If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.


Class A purchases at net asset value are available to:
o  Current or former trustees and officers of the fund;

o Partners and employees of legal counsel to the fund (at the time of initial share purchase);

o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);
o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;

o Employees of AmSouth Bank (at the time of initial share purchase) investing through an account held with AmSouth Investment Services, Inc.;
o  Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o  Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Pioneer or any of its affiliates serve as investment adviser or manager;
o In connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
o  Certain unit investment trusts;

o Employer-sponsored retirement plans with at least $1 million in total plan assets;

o Employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
   (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;
o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;

o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;

o Shareholders of record (i.e., not held in the name of your broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a

Buying, exchanging and selling shares


   corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date;
o Shareholders of record (i.e. not held in the name of your broker or an omnibus account) on the date of the reorganization of Papp America-Pacific Rim Fund into the fund and shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner.


In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Reinstatement privilege for Class A and Class B shares
If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
o You must send a written request to the transfer agent no more than 90 days after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.


When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------


Class A shares that are subject to a contingent deferred sales charge

Purchases of Class A shares of $1 million or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 18 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code that has at least $1 million in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).

Buying, exchanging and selling shares


Sales charges: Class B shares


You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.


Contingent deferred sales charge


On shares sold                                                        As a % of
before the                                                dollar amount subject
end of year                                                 to the sales charge
-------------------------------------------------------------------------------
1                                                                             4
-------------------------------------------------------------------------------
2                                                                             4
-------------------------------------------------------------------------------
3                                                                             3
-------------------------------------------------------------------------------
4                                                                             2
-------------------------------------------------------------------------------
5                                                                             1
-------------------------------------------------------------------------------
6+                                                                            0
-------------------------------------------------------------------------------



Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased.



Conversion to Class A shares
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares eight years after the date of purchase except that:
o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account
o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares


Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class B shares so that you pay the lowest possible
CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o  You do not pay a CDSC on reinvested dividends or distributions
o  If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares


Sales charges: Class C shares


You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class C shares so that you pay the lowest possible
CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o  You do not pay a CDSC on reinvested dividends or distributions
o  If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Waiver or reduction of contingent deferred sales charges (CDSC)
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.


Class A, Class B and Class C shares
The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o  You become disabled (within the meaning of Section 72 of the Internal Revenue
   Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
   - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
   - It is a required minimum distribution due to the attainment of age 701/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
   - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
   - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
   - A return of excess employee deferrals or contributions;
   - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;
   - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year; or
   - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or
o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.


Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares


Opening your account


If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.


Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:


Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292


Telephone transaction privileges
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o  For new accounts, complete the online section of the account application

o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com



To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

--------------------------------------------------------------------------------
By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFone(SM) at any time.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares


General rules on buying, exchanging and selling your fund shares

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

--------------------------------------------------------------------------------
Good order means that:
o  You have provided adequate instructions
o  There are no outstanding claims against your account
o  There are no transaction limitations on your account

o  The purchase payment has cleared for shares you are requesting to redeem

o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o  Your request includes a signature guarantee if you:
   - Are selling over $100,000 or exchanging over $500,000 worth of shares
   - Changed your account registration or address within the last 30 days
   - Instruct the transfer agent to mail the check to an address different from the one on your account
   - Want the check paid to someone other than the account owner(s)
   - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

Buying
You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.


Minimum investment amounts

Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.



Maximum purchase amounts
Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.

--------------------------------------------------------------------------------
Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
--------------------------------------------------------------------------------

Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

Buying, exchanging and selling shares


The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.


Exchanging
You may exchange your shares for shares of the same class of another Pioneer mutual fund.


Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Your exchanges are subject to certain limitations. See "Shareowner Account Policies - Exchange Limitation."


Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.


Selling
Your shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as broker-dealers, receives your request in good order.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

--------------------------------------------------------------------------------
You may have to pay income taxes on a sale or an exchange.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Consult your investment professional to learn more about buying, exchanging or selling fund shares.
--------------------------------------------------------------------------------

Buying shares


Through your investment firm
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.


By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o  You established your bank account of record at least 30 days ago
o  Your bank information has not changed for at least 30 days
o  You are not purchasing more than $25,000 worth of shares per account per day
o  You can provide the proper account identification information


When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.



In writing, by mail

You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

Buying, exchanging and selling shares


Exchanging shares


Through your investment firm
Normally, your investment firm will send your exchange request to the fund's transfer agent. Consult your investment professional for more information about exchanging your shares.


By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o  The fund into which you are exchanging offers the same class of shares
o  You are not exchanging more than $500,000 worth of shares per account per day
o  You can provide the proper account identification information


In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o  The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o  The class of shares you are exchanging
o  The dollar amount or number of shares you are exchanging

Selling shares


Through your investment firm
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.


By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record


In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Buying, exchanging and selling shares


How to contact us


By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997


By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Pioneer website

www.pioneerinvestments.com



By fax
Fax your exchange and sale requests to:
1-800-225-4240

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs.
An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o  You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.


The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.


While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

Buying, exchanging and selling shares


In addition to monitoring trades, the policies and procedures provide that:

o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B or Class C shares that may occur in any calendar year. See "Exchange limitation."


The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.



Account options
See the account application form for more details on each of the following options.


Automatic investment plans
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class B or Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.


Pioneer Investomatic Plan
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o  You must select exchanges on a monthly or quarterly basis
o  Both the originating and receiving accounts must have identical registrations
o  The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.


Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.


If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount instead of sending a check. Additional shares will be purchased at the then current net asset value.



Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Buying, exchanging and selling shares


Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o  You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)



These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.


Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.


Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.


Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareowner services


Pioneer website

www.pioneerinvestments.com

The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o  Your current account information
o  Prices, returns and yields of all publicly available Pioneer mutual funds

o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

o  A copy of Pioneer's privacy notice


If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.


FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o  Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o  Request account statements


If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).


Household delivery of fund documents

With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.



Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Buying, exchanging and selling shares


Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.


TDD 1-800-225-1997
If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.


Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.


Shareowner account policies


Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o  Requesting certain types of exchanges or sales of fund shares
o  Redeeming shares for which you hold a share certificate
o  Requesting certain types of changes for your existing account


You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


Exchange limitation
You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.


Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.


Telephone and website access

You may have difficulty contacting the fund by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.



Share certificates
The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.


Other policies
The fund and the distributor reserve the right to:
o  reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

Buying, exchanging and selling shares

o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission


The fund reserves the right to:
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

For U.S. federal income tax purposes, distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains are taxable as ordinary income. Dividends are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.


When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal, state, local and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of qualified dividend income and other U.S. federal income tax considerations that may affect the fund and its shareowners.

--------------------------------------------------------------------------------
Sales and exchanges may be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights


The financial highlights table helps you understand the fund's financial performance for the past five years.



Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class B and Class C shares of the fund (assuming reinvestment of all dividends and distributions).


The information below for the fiscal years ended December 31, 2004 through December 31, 2006 has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.


For the fiscal years ended December 31, 2002 and December 31, 2003, the financial highlights were audited by other auditors whose report dated January 23, 2004 expressed an unqualified opinion on those financial highlights.

Pioneer AmPac Growth Fund


Class A shares



                                        Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                         12/31/06      12/31/05    12/31/04 (b)    12/31/03      12/31/02
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 16.08       $ 15.97       $ 15.87        $ 12.38      $ 15.51
                                         -------       -------       -------        -------      -------
Increase (decrease) from
  investment operations:
  Net investment income (loss)           $  0.05       $  0.02       $  0.06        $ (0.11)     $ (0.08)
  Net realized and unrealized gain
   (loss) on investments                    1.77          0.09          0.10           3.60        (3.05)
                                         -------       -------       -------        -------      -------
   Net increase (decrease) from
     investment operations               $  1.82       $  0.11       $  0.16        $  3.49      $ (3.13)
Distributions to shareowners:
  Net investment income                    (0.01)            -(a)      (0.06)             -            -
  Net realized gain                        (0.52)            -             -              -            -
                                         -------       -------       -------        -------      -------
Net increase (decrease) in net
  asset value                            $  1.29       $  0.11       $  0.10        $  3.49      $ (3.13)
                                         -------       -------       -------        -------      -------
Net asset value, end of period           $ 17.37       $ 16.08       $ 15.97        $ 15.87      $ 12.38
                                         -------       -------       -------        -------      -------
Total return*                              11.35%         0.71%         0.99%**       28.19%      (20.18)%
Ratio of net expenses to average
  net assets+                               1.25%         1.25%         1.25%          1.25%        1.25%
Ratio of net investment income
  (loss) to average net assets+             0.28%         0.08%         0.43%         (0.20)%      (0.38)%
Portfolio turnover rate                       14%           16%           11%            15%           8%
Net assets, end of period
  (in thousands)                         $15,724       $15,780       $19,042        $12,222      $11,108
Ratios with no waiver of
  management fees and
  assumption of expenses by
  Pioneer and no reduction for
  fees paid indirectly:
  Net expenses                              1.82%         2.23%         2.22%          1.56%        1.52%
  Net investment loss                      (0.29)%       (0.90)%       (0.54)%        (0.51)%      (0.65)%
Ratios with waiver of management
  fees and assumption of expenses
  by Pioneer and reduction for fees
  paid indirectly:
  Net expenses                              1.25%         1.25%         1.25%          1.25%        1.25%
  Net investment income (loss)              0.28%         0.08%         0.43%         (0.20)%      (0.38)%
-----------------------------------------------------------------------------------------------------------



(a) Amount rounds to less than $.01 per share.
(b) Effective February 20, 2004 Pioneer Investment Management became the Advisor of the Fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
**  Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

Financial highlights



Pioneer AmPac Growth Fund


Class B shares



                                                    Year Ended   Year Ended    2/21/04 (a) to
                                                     12/31/06     12/31/05        12/31/04
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 15.87      $ 15.93         $ 16.32
                                                     -------      -------         -------
Increase (decrease) from investment operations:
  Net investment loss                                $ (0.10)     $ (0.15)        $ (0.01)
  Net realized and unrealized gain (loss)
   on investments                                       1.72         0.09           (0.38)
                                                     -------      -------         -------
   Net increase (decrease) from investment
     operations                                      $  1.62      $ (0.06)        $ (0.39)
Distributions to shareowners:
  Net realized gain                                    (0.52)           -               -
                                                     -------      -------         -------
Net increase (decrease) in net asset value           $  1.10      $ (0.06)        $ (0.39)
                                                     -------      -------         -------
Net asset value, end of period                       $ 16.97      $ 15.87         $ 15.93
                                                     -------      -------         -------
Total return*                                          10.23%       (0.38)%         (2.39)%(b)
Ratio of net expenses to average net assets+            2.23%        2.32%           2.08%**
Ratio of net investment loss to average
  net assets+                                          (0.69)%      (0.98)%         (0.07)%**
Portfolio turnover rate                                   14%          16%             11%
Net assets, end of period (in thousands)             $ 1,479      $ 1,224         $ 1,177
Ratios with no waiver of management fees and
  assumption of expenses by Pioneer and no
  reduction for fees paid indirectly:
  Net expenses                                          2.79%        3.30%           3.14%**
  Net investment loss                                  (1.25)%      (1.96)%         (1.14)%**
Ratios with waiver of management fees and
  assumption of expenses by Pioneer and
  reduction for fees paid indirectly:
  Net expenses                                          2.22%        2.32%           2.08%**
  Net investment loss                                  (0.68)%      (0.98)%         (0.07)%**
---------------------------------------------------------------------------------------------



(a) Class B shares were first publicly offered on February 21, 2004.
(b) Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratios with no reduction for fees paid indirectly.

Pioneer AmPac Growth Fund


Class C shares



                                                       Year Ended   Year Ended    2/21/04 (a) to
                                                        12/31/06     12/31/05        12/31/04
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 15.87      $ 15.92         $ 16.32
                                                        -------      -------         -------
Increase (decrease) from investment operations:
  Net investment income (loss)                          $ (0.11)     $ (0.15)        $  0.01
  Net realized and unrealized gain (loss)
   on investments                                          1.74         0.10           (0.41)
                                                        -------      -------         -------
   Net increase (decrease) from investment
     operations                                         $  1.63      $ (0.05)        $ (0.40)
Distributions to shareowners:
  Net realized gain                                       (0.52)           -               -
                                                        -------      -------         -------
Net increase (decrease) in net asset value              $  1.11      $ (0.05)        $ (0.40)
                                                        -------      -------         -------
Net asset value, end of period                          $ 16.98      $ 15.87         $ 15.92
                                                        -------      -------         -------
Total return*                                             10.29%       (0.31)%         (2.45)%(b)
Ratio of net expenses to average net assets+               2.20%        2.23%           2.12%**
Ratio of net investment income (loss) to average
  net assets+                                             (0.67)%      (0.90)%          0.14%**
Portfolio turnover rate                                      14%          16%             11%
Net assets, end of period (in thousands)                $ 2,336      $ 2,664         $ 2,905
Ratios with no waiver of management fees and
  assumption of expenses by Pioneer and no
  reduction for fees paid indirectly:
  Net expenses                                             2.77%        3.20%           3.16%**
  Net investment loss                                     (1.24)%      (1.87)%         (0.89)%**
Ratios with waiver of management fees and
  assumption of expenses by Pioneer and
  reduction for fees paid indirectly:
  Net expenses                                             2.20%        2.22%           2.12%**
  Net investment income (loss)                            (0.67)%      (0.89)%          0.14%**
------------------------------------------------------------------------------------------------



(a) Class C shares were first publicly offered on February 21, 2004.
(b) Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

                                     Notes

                                     Notes

                                     Notes

Pioneer
AmPac Growth Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.


The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com.



Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.


Visit our website

www.pioneerinvestments.com


You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-21460)

[LOGO PIONEER
      Investments(R)]

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                  19261-01-0507
www.pioneerinvestments.com              (C)2007 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

PIONEER
--------------------------------------------------------------------------------
AMPAC GROWTH FUND

Prospectus


May 1, 2007

Class Y Shares



Contents

Basic information about the fund ..............  1
Management .................................... 10
Buying, exchanging and selling shares ......... 12
Dividends, capital gains and taxes ............ 30
Financial highlights .......................... 31

[LOGO]PIONEER
      Investments

Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

--------------------------------------------------------------------------------
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contact your investment professional to discuss how the fund fits into your portfolio.
--------------------------------------------------------------------------------

Basic information about the fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:
o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)
o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

The fund also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.


The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


In determining which issuers are eligible for inclusion in the fund's portfolio, the subadviser relies largely on published annual geographic data provided by many multinational companies. However, many issuers don't separately report earnings by geographic source. As a result, the fund's subadviser also relies on discussions with officials of companies being considered for inclusion in the fund's portfolio.

The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Pioneer has engaged L. Roy Papp & Associates, LLP to act as the fund's subadviser under Pioneer's supervision. The Fund purchases equity securities that the subadviser believes have favorable prospects for capital appreciation because these securities are trading at prices that, in the subadviser's opinion, do not fully reflect their value relative to the market as a whole. The subadviser evaluates an issuer's prospects for capital appreciation by considering, among other factors, growth over extended periods of time, profitability created through operating efficiency rather than financial leverage, and whether cash flows confirm the sustainability of growth. The subadviser follows a "buy and hold" strategy. Once a security is purchased, the

Basic information about the fund

fund ordinarily retains an investment as long as the subadviser continues to believe that the security's prospects for appreciation continue to be favorable and that the security is not overvalued in the marketplace. The subadviser does not attempt to time the market.

Principal risks of investing in the fund
You could lose money on your investment or not make as much as if you invested elsewhere if:
o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)
o   Growth stocks fall out of favor with investors
o The subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect o Securities of non-U.S. issuers fall out of favor with investors

The fund may invest in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Adverse effect of currency exchange rates or controls on the value of the fund's investments
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political or social developments may adversely affect the securities markets
o   Withholding and other non-U.S. taxes may decrease the fund's return

Investing in the securities of U.S. issuers with substantial activities in the Pacific Rim may also involve many of these risks. The fund's emphasis on issuers with significant earnings, sales or assets in Pacific Rim countries outside the U.S. makes the fund more vulnerable to potential adverse economic or market developments affecting that region than would be the case for a fund investing in companies with broader geographic diversification of their businesses.

Market segment risks

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Basic information about the fund

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund acquired the assets and liabilities of Papp America-Pacific Rim Fund (the predecessor fund) on February 20, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.

In the reorganization, the predecessor fund exchanged its assets for Class A shares of the fund. The performance of Class A shares of the fund includes the net asset value performance of the predecessor fund's single class of shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.


The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance

The chart shows the year-by-year performance of the fund's Class A shares.

Since Class Y shares had not yet commenced operations as of May 1, 2007 and do not have a performance record, the annual return and average annual total return information is the net asset value performance of the fund's Class A shares, which has not been restated to reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

Class A shares are offered in a separate prospectus. Since assets attributable to Class Y shares will be invested in the same portfolio of securities, the performance of Class Y shares would be substantially similar to that of Class A shares, and would differ only to the extent that the classes have different expenses.

The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return. You do not pay a sales charge on purchases or redemptions of Class Y shares.

Annual return Class A shares (%)
(Year ended December 31)

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


'98               28.36
'99               24.54
'00                0.65
'01              -14.39
'02              -20.38
'03               27.87
'04                0.95
'05                0.71
'06               11.35


The highest calendar quarterly return was 26.82% (9/30/1998 to 12/31/1998)

The lowest calendar quarterly return was -17.60% (6/30/2002 to 9/30/2002)

Basic information about the fund

Comparison with the Russell 1000 Growth Index
The table shows the average annual total returns for Class A shares of the fund over time and compares these returns to the returns of the Russell 1000 Growth Index. This index measures the performance of large-cap U.S. growth stocks.

Unlike the fund, the index is not managed and does not incur expenses. The table:
o   Assumes that you sell your shares at the end of the period

o   Assumes that you reinvest all of your dividends and distributions

Since Class Y shares have not yet commenced operations and do not have a performance record, the annual return and average annual total return information is the net asset value performance of the fund's Class A shares, which has not been restated to reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

Class A shares are offered in a separate prospectus. Since assets attributable to Class Y shares will be invested in the same portfolio of securities, the performance of Class Y shares would be substantially similar to that of Class A shares, and would differ only to the extent that the classes have different expenses.

You do not pay a sales charge on purchases or redemptions of Class Y shares.


Average annual total return (%)

(for periods ended December 31, 2006)



                                                                 Since  Inception
                                          1 Year   5 Years   Inception       Date #
---------------------------------------------------------------------------------
Class A                                                                   3/14/97
Return before taxes                        11.35      2.88        6.88
---------------------------------------------------------------------------------
Return after taxes on distributions        10.85      2.78        6.65
---------------------------------------------------------------------------------
Return after taxes on distributions
and sale of shares                          8.03      2.46        6.04
---------------------------------------------------------------------------------
Russell 1000 Growth Index
(reflects no deduction for taxes)           9.07      2.69        5.53
---------------------------------------------------------------------------------



# Inception date of the predecessor fund's single class of shares. As of May 1, 2007, Class Y shares had not yet commenced operations.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class Y shares will vary from the after-tax returns presented for Class A shares.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareowner fees
paid directly from your investment                           Class Y
--------------------------------------------------------------------
Maximum sales charge (load) when you buy shares                 None
--------------------------------------------------------------------
Maximum deferred sales charge (load) when you sell shares       None
--------------------------------------------------------------------


Annual fund operating expenses


paid from the assets of the fund
as a percentage of average daily net assets                  Class Y
--------------------------------------------------------------------
Management Fee                                                 0.75%
--------------------------------------------------------------------
Distribution and Service (12b-1) Fee                           0.00%
--------------------------------------------------------------------
Other Expenses(1)                                              0.15%
--------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                        0.90%
--------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's total operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                               Number of years you own your shares
                             ---------------------------------------
                                 1          3          5          10
--------------------------------------------------------------------
Class Y                        $92       $287       $498      $1,108
--------------------------------------------------------------------


1   Other expenses are based on estimated amounts for the current fiscal year.


2 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Basic information about the fund

Non-principal investment strategies and related risks As discussed, the fund invests primarily in equity securities of issuers that have substantial sales to, and significant income from, countries within the Pacific Rim.


The following sections describe additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. The fund's secondary, or non-principal, investment policies and strategies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities

The fund may invest up to 20% of its total assets in debt securities. The debt securities may be issued by U.S. or non-U.S. corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The fund invests in debt securities when the subadviser believes they are consistent with the fund's investment objective of long term capital growth, to diversify the fund's portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains. See "Financial highlights" for actual annual turnover rates.

Derivatives

The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:

o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
o   As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The fund will only invest in derivatives to the extent the subadviser believes these investments do not prevent the fund from seeking its investment objective.

Management

Pioneer, the fund's investment adviser,
oversees the fund's operations and supervises the fund's subadviser, which is responsible for the day-to-day management of the fund's portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.

Investment subadviser

L. Roy Papp & Associates, LLP ("Papp"), the fund's subadviser, is an investment adviser to individuals, trusts, retirement plans, endowments and foundations. As of December 31, 2006, Papp's assets under management were approximately $529 million. Papp's main office is located at 2201 E. Camelback Road, Suite 227B, Phoenix, AZ 85016.


Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of L. Roy Papp and Rosellen C. Papp, who have managed the fund since its commencement. L. Roy Papp and Rosellen C. Papp have been investment professionals since 1955 and 1981, respectively.

The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.


Management fee

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.75% of the fund's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2006, the fund paid management fees equivalent to 0.75% of the fund's average daily net assets.


Pioneer, and not the fund, pays a portion of the fee it receives from the fund to Papp as compensation for Papp's subadvisory services to the fund.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders, dated December 31, 2006.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Disclosure of portfolio holdings

The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Buying, exchanging and selling shares

Net asset value

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

The fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

You buy or sell Class Y shares at the share price.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

Distribution of Class Y shares
The distributor incurs the expenses of distributing the fund's Class Y shares, none of which are reimbursed by the fund or the Class Y shareowners. Distribution expenses include fees paid to broker-dealers which have sales agreements with the distributor and other parties, advertising expenses and the cost of printing and mailing prospectuses to potential investors.

Additional payments to financial intermediaries
Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the

Buying, exchanging and selling shares

Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment may exceed the intermediary's costs.


The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.


Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

Opening your account

If you are an individual or other non-institutional investor, open your Class Y share account by completing an account application and sending it to the transfer agent by mail or by fax. If you are any other type of investor, please call the transfer agent to obtain a Class Y share account application and an account number.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.

P.O. Box 55150
Boston, Massachusetts 02205-5150
Telephone 1-800-665-8839


Telephone transaction privileges
If your account is registered in your name, you can exchange or sell Class Y shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller

Buying, exchanging and selling shares

to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

--------------------------------------------------------------------------------
By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-665-8839 between 9:00 a.m. and 5:30 p.m. Eastern time on any weekday that the New York Stock Exchange is open.
--------------------------------------------------------------------------------

General rules on buying, exchanging and selling your fund shares

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

--------------------------------------------------------------------------------
Good order means that:
o   You have provided adequate instructions
o   There are no outstanding claims against your account
o   There are no transaction limitations on your account

o   The purchase payment has cleared for shares you are requesting to redeem

o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o   Your request includes a signature guarantee if you:
    -   Are selling over $100,000 worth of shares and
    - Want the sale proceeds sent to an address other than your bank account of record or
    - Want the sale proceeds to be made payable to someone other than the account's record owners or
    - The account registration, address of record or bank account of record has changed within the last 30 days
    -   Are selling or exchanging over $5 million worth of shares
    - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

Buying
You can buy Class Y shares at net asset value per share. The fund does not impose any initial, contingent deferred or asset based sales charge on Class Y shares. The distributor may reject any order until it has confirmed it in writing and received payment.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the

Buying, exchanging and selling shares

fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

Minimum investment amount

Your initial Class Y share investment must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The fund may waive the initial investment amount.

Waivers of the minimum investment amount

The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c) The account is not represented by a broker/dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of
    Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or


(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or


(f) The investment is made by another Pioneer fund

The fund reserves the right to waive the initial investment minimum in other circumstances.

Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.


Exchanging
You may exchange your Class Y shares for the Class Y shares of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your Class Y shares at net asset value without charging you either an initial or contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling
Your Class Y shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as broker-dealers, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently

Buying, exchanging and selling shares

purchased the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

--------------------------------------------------------------------------------
Other requirements
If you must use a written request to exchange or sell your Class Y shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
You may have to pay income taxes on a sale or an exchange.
--------------------------------------------------------------------------------

Buying shares


In writing, by mail

You can purchase Class Y shares by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

If you are registering an account in the name of a corporation or other fiduciary, you must send your completed account set-up forms to the transfer agent prior to making your initial purchase.

By wire
If you have an existing Class Y account, you may wire funds to purchase Class Y shares. Note, however, that:
o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
o   Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:
Receiving Bank:          State Street Bank
                         and Trust Company
                         225 Franklin Street
                         Boston, MA 02101
                         ABA Routing No. 011000028

For further credit to:   Shareholder Name
                         Existing Pioneer
                         Account No.
                         Pioneer AmPac Growth Fund

Through your investment firm
Consult your investment professional for more information.

Buying, exchanging and selling shares

Exchanging shares

In writing, by mail or by fax
You can exchange Class Y shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $5 million. Include in your letter:
o   The name and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $5 million
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o   The dollar amount or number of Class Y shares you are exchanging

By phone
After you establish your Class Y account, you can exchange fund shares by phone if:
o You are using the exchange to establish a new account, provided the new account has a registration identical to the original account
o   The fund into which you are exchanging offers Class Y shares
o You are not exchanging more than $5 million worth of shares per account per day
o   You can provide the proper account identification information

Through your investment firm
Consult your investment professional for more information about exchanging your shares.

Selling shares

In writing, by mail or by fax
You can sell some or all of your Class Y shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the dollar amount or number of Class Y shares to be sold and any other applicable requirements as described below.
o The transfer agent will send the sale proceeds to your address of record unless you provide other instructions
o   Your request must be signed by all registered owners
o The transfer agent will not process your request until it is received in good order

By fax
o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record


By phone or wire

o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record

You may sell fund shares held in a retirement plan account by phone only if your account is an IRA. You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

Through your investment firm
Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

Buying, exchanging and selling shares

How to contact us

By phone
For information or to request a telephone transaction between 9:00 a.m. and 5:30 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-665-8839

To use FactFone(SM) call
1-800-225-4321

By mail

Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55150
Boston, Massachusetts 02205-5150


Pioneer website

www.pioneerinvestments.com


By fax
Fax your exchange and sale requests to:
1-888-294-4485

Excessive trading Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.


While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or

Buying, exchanging and selling shares

exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Account options

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.


If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount instead of sending a check. Additional shares will be purchased at the then current net asset value.

Shareowner services

Pioneer website
www.pioneerinvestments.com

The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o   Your current account information
o   Prices, returns and yields of all publicly available Pioneer mutual funds

o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

o   A copy of Pioneer's privacy notice

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o   Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o   Request account statements

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information

In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Buying, exchanging and selling shares

Shareowner account policies
Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o   Requesting certain types of exchanges or sales of fund shares
o   Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access

You may have difficulty contacting the fund by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center accordingly. If you are unable to access pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


Share certificates
The fund does not offer share certificates. Shares are electronically recorded.

Other policies
The fund and the distributor reserve the right to:
o   reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o   stop offering Class Y shares
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

For U.S. federal income tax purposes, distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains are taxable as ordinary income. Dividends are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.


When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal, state, local and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of qualified dividend income and other U.S. federal income tax considerations that may affect the fund and its shareowners.

--------------------------------------------------------------------------------
Sales and exchanges may be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand the fund's financial performance for the past five years.

Class A share information is presented because Class Y shares have no operating history. Class Y shares will have different performance and different annual operating expenses.


Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A shares of the fund (assuming reinvestment of all dividends and distributions).

The information below for the fiscal years ended December 31, 2004 through December 31, 2006 has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

For the fiscal years ended December 31, 2002 and December 31, 2003, the financial highlights were audited by other auditors whose report dated January 23, 2004 expressed an unqualified opinion on those financial highlights.

Financial highlights


Pioneer AmPac Growth Fund

Class A shares



                                        Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
                                         12/31/06      12/31/05    12/31/04 (b)    12/31/03     12/31/02
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $ 16.08       $ 15.97       $ 15.87       $ 12.38      $ 15.51
                                         ---------------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (loss)            $  0.05       $  0.02       $  0.06       $ (0.11)     $ (0.08)
  Net realized and unrealized gain
   (loss) on investments                     1.77          0.09          0.10          3.60        (3.05)
                                         ---------------------------------------------------------------
   Net increase (decrease) from
     investment operations                $  1.82       $  0.11       $  0.16       $  3.49      $ (3.13)
Distributions to shareowners:
  Net investment income                     (0.01)            -(a)      (0.06)            -            -
  Net realized gain                         (0.52)            -             -             -            -
                                         ---------------------------------------------------------------
Net increase (decrease) in net
  asset value                             $  1.29       $  0.11       $  0.10       $  3.49      $ (3.13)
                                         ---------------------------------------------------------------
Net asset value, end of period            $ 17.37       $ 16.08       $ 15.97       $ 15.87      $ 12.38
                                         ===============================================================
Total return*                               11.35%         0.71%         0.99%**      28.19%      (20.18)%
Ratio of net expenses to average
  net assets+                                1.25%         1.25%         1.25%         1.25%        1.25%
Ratio of net investment income (loss)
  to average net assets+                     0.28%         0.08%         0.43%        (0.20)%      (0.38)%
Portfolio turnover rate                        14%           16%           11%           15%           8%
Net assets, end of period
  (in thousands)                          $15,724       $15,780       $19,042       $12,222      $11,108
Ratios with no waiver of management
  fees and assumption of expenses
  by Pioneer and no reduction for
  fees paid indirectly:
  Net expenses                               1.82%         2.23%         2.22%         1.56%        1.52%
  Net investment loss                       (0.29)%       (0.90)%       (0.54)%       (0.51)%      (0.65)%
Ratios with waiver of management
  fees and assumption of expenses
  by Pioneer and reduction for fees
  paid indirectly:
  Net expenses                               1.25%         1.25%         1.25%         1.25%        1.25%
  Net investment income (loss)               0.28%         0.08%         0.43%        (0.20)%      (0.38)%
----------------------------------------------------------------------------------------------------------



(a) Amount rounds to less than $.01 per share.
(b) Effective February 20, 2004 Pioneer Investment Management became the Advisor of the Fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
**  Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

                                      Notes

                                      Notes

                                      Notes

                                      Notes

                                      Notes

Pioneer
AmPac Growth Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-665-8839.


The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com.


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website

www.pioneerinvestments.com


You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-21460)

[LOGO]PIONEER
      Investments

Pioneer Funds Distributor, Inc.
60 State Street                                                    20718-00-0507
Boston, MA 02109                         (C)2007 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC
www.pioneerinvestments.com

                            PIONEER AMPAC GROWTH FUND

                            (Pioneer Series Trust II)
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION


                  Class A, Class B, Class C and Class Y Shares

                                   May 1, 2007

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B, and Class C shares prospectus and its Class Y shares prospectus, each dated May 1, 2007, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of each prospectus from our website at: www.pioneerinvestments.com. The fund's financial statements for the fiscal year ended December 31, 2006 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.

                                TABLE OF CONTENTS
                                                                                        Page
                                                                                        ----
1.    Fund History...................................................................      2
2.    Investment Policies, Risks and Restrictions....................................      2
3.    Trustees and Officers..........................................................     24
4.    Investment Adviser.............................................................     33
5.    Principal Underwriter and Distribution Plans...................................     37
6.    Shareholder Servicing/Transfer Agent...........................................     42
7.    Custodian......................................................................     42
8.    Independent Registered Public Accounting Firm..................................     42
9.    Portfolio Management...........................................................     43
10.   Portfolio Transactions.........................................................     46
11.   Description of Shares..........................................................     47
12.   Sales Charges..................................................................     49
13.   Redeeming Shares...............................................................     55
14.   Telephone and Online Transactions..............................................     57
15.   Pricing of Shares..............................................................     58
16.   Tax Status.....................................................................     59
17.   Investment Results.............................................................     66
18.   Financial Statements...........................................................     66
19.   Annual Fee, Expense and Other Information......................................     66
20.   Appendix A - Description of Short-Term Debt, Corporate Bond and
      Preferred Stock Ratings........................................................     72
21.   Appendix B - Proxy Voting Policies and Procedures..............................     77

1. FUND HISTORY


The fund is a diversified series of Pioneer Series Trust II (the "Trust"), an open-end management investment company. The fund originally was established as Papp America-Pacific Rim Fund, Inc., a Maryland corporation, on December 18, 1996. Pursuant to an agreement and plan of reorganization, the fund was reorganized as a series of the Trust, a Delaware statutory trust, on February 20, 2004. From February 20, 2004 to April 30, 2005, the fund's name was Pioneer Papp America-Pacific Rim Fund. On May 1, 2005, the fund's name was changed to Pioneer AmPac Growth Fund. Pioneer Investment Management Inc., ("Pioneer") is the fund's investment adviser.


2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectuses present the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

Illiquid Securities


The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer or L. Roy Papp & Associates, LLP ("Papp" or "subadviser") the subadviser. Pioneer or the subadviser determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.


Investments in Initial Public Offerings

To the extent consistent with its investment objective, the fund may invest in initial public offerings ("IPOs") of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

Debt Securities Selection


In selecting debt securities for the fund, Pioneer or the subadviser gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given the outlook of Pioneer or the subadviser for the equity markets and the fund's liquidity requirements. Once Pioneer or the subadviser determines to allocate a portion of the fund's assets to debt securities, Pioneer or the subadviser generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer or the subadviser selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.


Convertible Debt Securities

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Debt Securities Rating Criteria


Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade,, Pioneer or the subadviser will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "C" or better, or comparable unrated securities.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.


Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer or the subadviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.


Short-Term Investments


For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of corporate issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.


U.S. Government Securities

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration,

Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Debt Obligations of Non-U.S. Governments


The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.


Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer or the subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.


Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

Withholding and Other Taxes. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Special Considerations for Investments in the Pacific Rim. Economies of individual Pacific Rim countries (not including the U.S.) may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Rim.

With respect to the Peoples Republic of China and other markets in which the fund may participate, there is a heightened possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Rim country including the fund's investment in equity securities of issuers of that country or of issues that derive a substantial portion of their revenues from activities in that country.

Pacific Rim companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies or companies of other developed markets such as Western Europe. Consequently, there may be less publicly available information about such companies than about U.S. companies or Western European companies. Moreover, there is generally less government supervision and regulation in the Pacific Rim than in the U.S or in Western European countries.

Real Estate Investment Trusts ("REITs") and Associated Risk Factors

REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

Investments in Depositary Receipts

The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Other Investment Companies


The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if, as a result, (i) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (ii) more than 5% of the fund's total assets would be invested in any one investment company, or
(iii) more than 10% of the fund's total assets would be invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").


The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Exchange Traded Funds

Subject to the limitations on investment in other investment companies, the fund may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, Power Shares QQQ (QQQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Short Sales Against the Box

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times own an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Portfolio Turnover

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.

Foreign Currency Transactions

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.


Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer or the subadviser.


Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

Options on Foreign Currencies

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.


The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

Options on Securities and Securities Indices

For hedging purposes or to seek to increase total return, the fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Call and Put Options on Securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

Writing Call and Put Options on Securities Indices. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


The fund may purchase and sell both options that are traded on U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.


Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer or the subadviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer or the subadviser to predict future price fluctuations and the degree of correlation between the options and securities markets.


The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer or the subadviser, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer or the subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.


On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The fund will engage in futures and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

Equity Swaps, Caps, Floors and Collars

The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer or the subadviser is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.


Warrants and Stock Purchase Rights

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred Shares

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

Lending of Portfolio Securities

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and may pay a portion of the income or fee earned thereon to the borrower, lending agent or other intermediary. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

Disclosure of Portfolio Holdings


The Board of Trustees has adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other funds and accounts that have substantially similar investment strategies, these policies and procedures only relate to the disclosure of portfolio information of registered management investment companies.

Generally, Pioneer will make the fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish the fund's full portfolio holdings thirty (30) days after the end of each month. Such information shall be made available on the fund's website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding the fund's top ten holdings (including the percentage of the fund's assets represented by each security), the percentage breakdown of the fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.


Pioneer may provide the fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). As of the date of this statement of additional information, Pioneer had not provided the fund's portfolio holdings information to any entity prior to the date such information was made public. The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the fund.

Compliance with the fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The fund's portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the fund's custodian, fund accounting agent, principal underwriter, investment subadviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the fund, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of the fund's portfolio holdings information.

In addition, the fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of the fund's fiscal quarter.

Investment Restrictions

Fundamental Investment Restrictions. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2.    more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that the fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, the fund may: (a) borrow from banks or through reverse repurchase agreements or mortgage dollar rolls that are accounted for as financings in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed); (b) borrow up to an additional 5% of the fund's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; and (d) purchase securities on margin to the extent permitted by applicable laws. In the opinion of the SEC, the fund's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if

      (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of this SAI, the fund relied on MSCI Global Industry Classification Standard (GICS) classifications. The fund's policy does not apply to investments in U.S. government securities.

For purposes of investment restriction (2) above, mortgage dollar rolls accounted for as financings involve the sale by the fund of a mortgage-backed security to a financial institution and an agreement by the fund to repurchase the security at a later date at a price agreed upon at the time of the sale to provide cash for short-term purposes such as to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.

Non-Fundamental Investment Restrictions

The following restrictions have been designated as non-fundamental and may be changed by a vote of the trust's Board of Trustees without approval of shareholders. The fund may not:

(1) Engage in short sales, except short sales against the box;

(2) Purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

(3) Invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G), such as one of the series of Pioneer Asset Allocation Series.

3. TRUSTEES AND OFFICERS


The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 82 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

                        Position Held With the  Term of Office and Length   Principal Occupation During     Other Directorships
Name, Age and Address   Fund                    of Service                  Past Five Years                 Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.      Chairman of the Board,  Trustee since 2003. Serves  Deputy Chairman and a           Director of ICI
(80)*                   Trustee and President   until a successor trustee   Director of Pioneer Global      Mutual Insurance
                                                is elected or earlier       Asset Management S.p.A.         Company
                                                retirement or removal.      ("PGAM"); Non-Executive
                                                                            Chairman and a Director of
                                                                            Pioneer Investment Management
                                                                            USA Inc. ("PIM-USA");
                                                                            Chairman and a Director of
                                                                            Pioneer; Chairman and
                                                                            Director of Pioneer
                                                                            Institutional Asset
                                                                            Management, Inc. (since
                                                                            2006); Director of Pioneer
                                                                            Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a Director of
                                                                            Pioneer Alternative
                                                                            Investment Management
                                                                            (Bermuda) Limited and
                                                                            affiliated funds; Director of
                                                                            PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia)
                                                                            (until June 2006); Director
                                                                            of Nano-C, Inc. (since 2003);
                                                                            Director of Cole Management
                                                                            Inc. (since 2004); Director
                                                                            of Fiduciary Counseling,
                                                                            Inc.; President and Director
                                                                            of Pioneer Funds Distributor,
                                                                            Inc. ("PFD") (until May
                                                                            2006); President of all of
                                                                            the Pioneer Funds; and Of
                                                                            Counsel, Wilmer Cutler
                                                                            Pickering Hale and Dorr LLP
                                                                            (counsel to PIM-USA and the
                                                                            Pioneer Funds)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (63)      Trustee                 Trustee since 2005. Serves  Executive Vice President and    Director of The
3050 K. Street NW,                              until a successor trustee   Chief Financial Officer,        Enterprise Social
Washington, DC 20007                            is elected or earlier       I-trax, Inc. (publicly traded   Investment Company
                                                retirement or removal.      health care services company)   (privately-held
                                                                            (2004 - present); Partner,      affordable housing
                                                                            Federal City Capital Advisors   finance company); and
                                                                            (boutique merchant bank)(1997   Director of New York
                                                                            to 2004); and Executive Vice    Mortgage Trust
                                                                            President and Chief Financial   (publicly traded
                                                                            Officer, Pedestal Inc.          mortgage REIT)
                                                                            (internet-based mortgage
                                                                            trading company) (2000-2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)       Trustee                 Trustee since 2003. Serves  President, Bush                 Director of Brady
3509 Woodbine Street,                           until a successor trustee   International, LLC              Corporation (industrial
Chevy Chase, MD 20815                           is elected or earlier       (international financial        identification and
                                                retirement or removal.      advisory firm)                  specialty coated
                                                                                                            material products
                                                                                                            manufacturer);
                                                                                                            Director of Briggs &
                                                                                                            Stratton Co. (engine
                                                                                                            manufacturer);
                                                                                                            Director of UAL
                                                                                                            Corporation (airline
                                                                                                            holding company) and
                                                                                                            Director of Mantech
                                                                                                            International
                                                                                                            Corporation
                                                                                                            (national security,
                                                                                                            defense, and
                                                                                                            intelligence
                                                                                                            technology firm)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham    Trustee                 Trustee since 2003. Serves  Founding Director,              None
(59)                                            until a successor trustee   Vice-President and Corporate
1001 Sherbrooke                                 is elected or earlier       Secretary, The Winthrop
Street West,                                    retirement or removal.      Group, Inc. (consulting
Montreal, Quebec,                                                           firm); and Desautels Faculty
Canada H3A1G5                                                               of Management, McGill
                                                                            University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)    Trustee                 Trustee since 2006. Serves  Private investor (2004 -        Director of Quadriserv
89 Robbins Avenue,                              until a successor trustee   present); and Senior            Inc. (technology
Berkeley Heights, NJ                            is elected or earlier       Executive Vice President, The   products for
07922                                           retirement or removal.      Bank of New York (financial     securities lending
                                                                            and securities services)        industry)
                                                                            (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret     Trustee                 Trustee since 2003. Serves  President and Chief Executive   Director of New
(58)                                            until a                     Officer, Newbury, Piret &       America High Income
200 State Street,                                                           Company, Inc.                   Fund, Inc. (closed-end
                                                                                                            investment
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
12th Floor, Boston, MA                          successor trustee is        (investment banking firm)       company)
021098                                          elected or earlier
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)
One North Adgers        Trustee                 Trustee since 2003. Serves  President, John Winthrop &      None
Wharf, Charleston, SC                           until a successor trustee   Co., Inc. (private investment
29401                                           is elected or earlier       firm)
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Other Directorships
                                                                                                            Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury     Executive Vice          Since March 2007. Serves    Director, CEO and President
(48)*                   President               until a successor trustee   of Pioneer Investment
                                                is elected or earlier       Management USA Inc.; Pioneer
                                                retirement or removal.      Investment Management, Inc.
                                                                            and Pioneer Institutional
                                                                            Asset Management, Inc. (since
                                                                            March 2007); Executive Vice
                                                                            President of all of the
                                                                            Pioneer Funds (since March
                                                                            2007); Director of Pioneer
                                                                            Global Asset Management
                                                                            S.p.A. (since March 2007);
                                                                            Head of New Markets Division,
                                                                            Pioneer Global Asset
                                                                            Management S.p.A. (2000-2007)
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E.  Bourassa    Secretary               Since 2003. Serves at the   Secretary of PIM-USA; Senior    None
(59)                                            discretion of the Board     Vice President- Legal of
                                                                            Pioneer; Secretary/Clerk of
                                                                            most of PIM-USA's
                                                                            subsidiaries; and Secretary
                                                                            of all of the Pioneer Funds
                                                                            since September 2003
                                                                            (Assistant Secretary from
                                                                            November 2000 to September
                                                                            2003)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley   Assistant Secretary     Since 2003. Serves at the   Vice President and Senior       None
(42)                                            discretion of the Board     Counsel of Pioneer since July
                                                                            2002; Vice President and
                                                                            Senior Counsel of BISYS Fund
                                                                            Services, Inc. (April 2001 to
                                                                            June 2002); Senior Vice
                                                                            President and Deputy General
                                                                            Counsel of Funds Distributor,
                                                                            Inc. (July 2000 to April
                                                                            2001); and Assistant
                                                                            Secretary of all of the
                                                                            Pioneer Funds since September
                                                                            2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey   Assistant Secretary     Since 2006. Serves at the   Partner, Wilmer Cutler          None
(45)                                            discretion of the Board     Pickering Hale and Dorr LLP;
                                                                            and Assistant Secretary of
                                                                            all of the Pioneer Funds
                                                                            since July 2006
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)       Treasurer               Since 2003. Serves at the   Vice President-Fund             None
                                                discretion of the Board     Accounting, Administration
                                                                            and Controllership Services
                                                                            of Pioneer; and Treasurer of
                                                                            all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)    Assistant Treasurer     Since 2004. Serves at the   Deputy Treasurer of Pioneer     None
                                                discretion of the Board     since 2004; Treasurer and
                                                                            Senior Vice President, CDC
                                                                            IXIS Asset Management
                                                                            Services from 2002 to 2003;
                                                                            and Assistant Treasurer of
                                                                            all of the Pioneer Funds
                                                                            since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)   Assistant Treasurer     Since 2003. Serves at the   Assistant Vice President-Fund   None
                                                discretion of the Board     Accounting, Administration
                                                                            and Controllership Services
                                                                            of Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)      Assistant Treasurer     Since 2003. Serves at the   Fund Accounting Manager -       None
                                                discretion of the Board     Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan  Assistant Treasurer     Since 2003. Serves at the   Fund Administration Manager -   None
(33)                                            discretion of the Board     Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services since
                                                                            June 2003; Assistant Vice
                                                                            President - Mutual Fund
                                                                            Operations of State Street
                                                                            Corporation from June 2002 to
                                                                            June 2003 (formerly Deutsche
                                                                            Bank Asset Management);
                                                                            Pioneer Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services (Fund
                                                                            Accounting Manager from
                                                                            August 1999 to May 2002); and
                                                                            Assistant Treasurer of all of
                                                                            the Pioneer Funds since
                                                                            September 2003
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (47)  Chief Compliance        Since January 2007. Serves  Chief Compliance Officer of     None
                        Officer                 at the discretion of the    Pioneer since December 2006
                                                Board                       and of all the Pioneer Funds
                                                                            since January 2007; Vice
                                                                            President and Compliance
                                                                            Officer, MFS Investment
                                                                            Management (August 2005 to
                                                                            December 2006); Consultant,
                                                                            Fidelity Investments
                                                                            (February 2005 to July 2005):
                                                                            Independent Consultant (July
                                                                            1997 to February 2005

* Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.


The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees


During the most recent fiscal year, the Board of Trustees held 11 meetings. Each Trustee attended at least 75% of such meetings.


The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit

David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Independent Trustees

David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret and John Winthrop

Nominating

Mary K. Bush, Marguerite A. Piret, and John Winthrop (Chair)

Valuation

David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Policy Administration

Mary K. Bush (Chair), Thomas J. Perna and John Winthrop


During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Valuation, and Policy Administration Committees held 16, 13, 3, 4 and 9 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;


o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;


o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

o review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

o review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

o receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.


The Agreement and Declaration of Trust provides that the Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or the fund or that such indemnification would relieve any officer or Trustee of any liability to the Trust or the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


Compensation of Officers and Trustees

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."


Sales Loads. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.


Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

      o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

      o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

      o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.


As of December 31, 2006, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):


o     the fund


o     an officer of the fund


o     a related fund

o     an officer of any related fund

o     Pioneer

o     PFD

o     an officer of Pioneer or PFD

o     any affiliate of Pioneer or PFD

o     an officer of any such affiliate


During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $173,353 and $287,452.56 in each of 2005 and 2006.

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:


o     Pioneer

o     PFD

o     UniCredito Italiano

o     any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o     the fund


o     any related fund

o     Pioneer

o     PFD

o     any affiliated person of the fund, Pioneer or PFD

o     UniCredito Italiano

o     any other entity in a control relationship to the fund, Pioneer or PFD

Share Ownership. See "Annual Fee, Expense and Other Information" for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.


Proxy Voting Policies. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's "Proxy Voting Policies and Procedures" are attached as "Appendix B".


4. INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

Pioneer has engaged L. Roy Papp & Associates, LLP (as previously defined, "Papp") to act as the fund's subadviser. As the fund's investment adviser, Pioneer oversees the fund's operations and supervises Papp, which is responsible for the day-to-day management of the fund's portfolio (see "Investment Subadviser" below). Except as otherwise provided under "Investment Subadviser" below, Pioneer also maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors;
(c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or other agent appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the laws or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.


Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.75% of the fund's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. The fee is computed daily and paid monthly.

Prior to the reorganization of Papp America-Pacific Rim Fund into the fund, the subadviser was the fund's investment adviser. The investment advisory services of Papp were performed under an investment advisory agreement, pursuant to which the fund paid Papp an annual fee equal to 1.00% of the average daily net assets of the fund.


See the table in Annual Fee, Expense and Other Information for management fees paid during recently completed fiscal years.

Investment Subadviser. As described in the prospectus, Papp serves as the fund's investment subadviser with respect to a portion of the fund's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate Papp as being responsible for the management of all the fund's assets, with the exception of the fund's cash balances, which will be invested by Pioneer. Papp will, among other things, continuously review and analyze the investments in the fund's portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the fund's assets. Papp, an investment adviser to individuals, trusts, retirement plans, endowments and foundations, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), was established in 1978 and had approximately $529 million in assets under management as of December 31, 2006. Papp is an Arizona limited liability partnership owned and controlled by its partners: L. Roy Papp, Harry A. Papp, Rosellen C. Papp, Jeffrey N. Edwards, Victoria S.

Cavallero, Julie A. Hein, Jane E. Couperus, Russell A. Biehl and Timothy K. Hardaway. L. Roy Papp owns a majority interest in the partnership. Papp's principal place of business is located at 2201 E. Camelback Road, Suite 227B Phoenix, AZ 85016.


Pioneer and Papp have entered into a subadvisory agreement, dated as of February 20, 2004, pursuant to which Papp has agreed, among other things, to:

      o comply with the provisions of the trust's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objective, policies and restrictions of the fund;

      o cause the trust to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;

      o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

      o be responsible for voting proxies and acting on other corporate actions if the Board of Trustees has delegated proxy voting authority to the subadviser;

      o maintain separate books and detailed records of all matters pertaining to the portion of the fund's assets advised by Papp required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the fund;

      o ensure that its "access persons" comply in all respects with Papp's Code of Ethics, as in effect from time to time; and

      o     furnish reports to the Trustees and Pioneer.

Subadvisory Fee. For its services, Papp is entitled to a subadvisory fee from Pioneer at an annual rate of 0.40% of the fund's average daily net assets up to $500 million and 0.30% of the fund's average daily net assets greater than $500 million. The fee will be paid monthly in arrears. The fund does not pay a fee to the subadviser.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the trust's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser.

Continuance of Management Contract and Subadvisory Agreement. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act, as applicable. Pursuant to the management and subadvisory contracts, neither Pioneer nor the subadviser will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer or the subadviser. Pioneer and the subadviser, however, are not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its their duties or by reason of its their reckless disregard of its their obligations and duties under the management or subadvisory contract. The management contract and subadvisory agreement terminate if assigned and may be terminated without penalty upon not more than 60 days' nor less than 30 days' written notice to the other party or by vote of a majority of the fund's outstanding voting securities.


Certain Agreements between Pioneer and Papp. In connection with the reorganization of (i) Papp America Pacific-Rim Fund into Pioneer Papp America-Pacific Rim Fund; (ii) Papp Small & Mid Cap Growth Fund into Pioneer Papp Small and Mid Cap Growth Fund; and (iii) Papp Stock Fund into Pioneer Papp Stock Fund, Pioneer and Papp entered into an agreement dated as of September 18, 2003 (the "Transfer Agreement"). The Transfer Agreement provides, among other things, that (i) Pioneer shall make a payment in the amount of $3 million to Papp upon the closing of the reorganization, (ii) Papp shall enter into and perform its obligations under a subadvisory agreement to serve as subadviser of the relevant fund, (iii) Pioneer shall pay Papp a fee, if within five years of the closing of the reorganization Pioneer terminates the subadvisory agreement with Papp without cause, equal to the greater of (a) $500,000 for each subadvisory agreement terminated or (b) the immediately preceding twelve months' fees payable under the relevant subadvisory agreement (based on assets as of December 31, 2006, this amount would be $72,958.44 for Pioneer AmPac Growth Fund, $251,146.44 for Pioneer Small and Mid Cap Growth Fund and $171,646.92 for Pioneer Growth Leaders Fund; provided that all such fees shall not exceed $5 million in the aggregate with respect to all three subadvisory agreements, (iv) Pioneer guarantees a minimum aggregate amount of subadvisory fees received from the funds during the initial three year period following the closing of the reorganization, and (v) Papp will be subject to certain non-competition provisions. The termination fee would not be triggered if a subadvisory agreement is terminated by a fund or its shareholders with or without cause. The termination fee may create a potential conflict of interest between a fund and Pioneer. The termination fee could cause Pioneer to recommend that a fund continue to engage Papp as the fund's subadviser to avoid the fee in circumstances under which the appointment of a new subadviser or the direct management of the fund by Pioneer may be in the best interests of the fund. While underperformance of a fund may permit Pioneer to terminate Papp for cause and avoid the termination fee, the fund must substantially underperform relative to its peer group for two and one-half years in order for cause due to underperformance to exist. While these potential conflicts of interest could arise, the board of trustees of a fund does not intend to consider the potential for Pioneer incurring a termination fee in evaluating whether to continue Papp's appointment as subadviser to the fund. The provisions of the termination fee were disclosed to the board of trustees of each fund prior to their approval of the relevant subadvisory agreement. The terms of the subadvisory agreement with Papp are discussed in the section "Investment Subadviser."

Expense Limit. Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.25%, 2.15%,and 2.15% of the average daily net assets attributable to Class A, Class B, and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through May 1, 2008 for Class A, Class B and Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2008. The fund may terminate the expense limit agreement at any time; provided, however, that the Board of Trustees would not take such action unless it determined termination of the agreement to be in the best interests of the fund and its shareholders.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting, administration and legal services are performed by Pioneer and pursuant to which Pioneer receives a fee at the annual rate of 0.0225% of the fund's average daily net assets. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

Potential Conflicts of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.


Personal Securities Transactions. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.


5. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

Principal Underwriter

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.


The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.


The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Distribution Plans

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Class Y shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan and Class C Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.


Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its
expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See "Annual Fee, Expense and Other Information" for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

      o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

                  o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

                  o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

      o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

      o     issued prior to the date of any termination or modification;

      o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

      o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

      o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

      o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B shares of the fund; or

      o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

      o as provided in the fund's prospectus or statement of additional information; or

      o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.

Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.


The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers that enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefore, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.


See "Annual Fee, Expense and Other Information" for fund expenses under the Class A Plan, Class B Plan, Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC. Class Y shares are not subject to a CDSC.


6. SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $26.60 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7. CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.


9. PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers


Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                                                                      Number of
                                                                      Accounts       Assets
                                                                      Managed for    Managed for
                                                                      which          which
                                                                      Advisory Fee   Advisory Fee
                                          Number of                   is             is
Name of Portfolio   Type of               Accounts     Total Assets   Performance-   Performance-
Manager             Account               Managed      Managed        Based          Based
--------------------------------------------------------------------------------------------------
L. Roy Papp         Other Registered      3            $106.5M        0              0
                    Investment
                    Companies
                    Other Pooled          1            $11.6M         0              0
                    Investment Vehicles
                    Other Accounts        9            $30.3M         0              0


                                                                      Number of
                                                                      Accounts       Assets
                                                                      Managed for    Managed for
                                                                      which          which
                                                                      Advisory Fee   Advisory Fee
                                          Number of                   is             is
Name of Portfolio   Type of               Accounts     Total Assets   Performance-   Performance-
Manager             Account               Managed      Managed        Based          Based
--------------------------------------------------------------------------------------------------
Rosellen Papp       Other Registered      3            $106.5M        0              0
                    Investment
                    Companies
                    Other Pooled          1            $11.6M         0              0
                    Investment Vehicles
                    Other Accounts        5            $6.3M          0              0

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. The fund's investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise. See "Compensation of Portfolio Managers" below.

      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.


      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.


      o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.


      o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. For the current fiscal year of the fund, each portfolio manager receives a monthly fixed salary plus a percentage of L. Roy Papp & Associates, LLP partnership profits.


Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

Name of Portfolio Manager   Beneficial Ownership of the Fund*
--------------------------------------------------------------------------------
L. Roy Papp                 F
Rosellen Papp               E


* Key to Dollar Ranges

A.  None
B.  $1 - $10,000
C.  $10,001 - $50,000
D.  $50,001 - $100,000
E.  $100,001 - $500,000
F.  $500,001 - $1,000,000
G.  Over $1,000,000

10. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Papp, subject to Pioneer's supervision, pursuant to authority contained in the management contract and subadvisory contract. Pioneer and Papp seek to obtain the best execution on portfolio trades on behalf of the fund. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer and Papp consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer or Papp may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer or Papp over which they or their affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer or Papp determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer or Papp maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer or Papp are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer or Papp in rendering investment management services to the fund as well as other investment companies or other accounts managed by them, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer or Papp in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables each of them to avoid the additional expenses which might otherwise be incurred if they were to attempt to develop comparable information through their own staffs.


The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.


See the table in Annual Fee, Expense and Other Information for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's and Papp's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

11. DESCRIPTION OF SHARES


As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The Agreement and Declaration of Trust, dated as of September 2, 2003 (the "Declaration of Trust"), as amended from time to time, permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of seven series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A, Class B, Class C, and Class Y shares. Class Y shares have not commenced operations as of the date of this Statement of Additional Information. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.


The shares of each series of the Trust are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Trust vote together as a class on matters that affect all series of the Trust in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.

As a Delaware statutory trust, the Trust's operations are governed by the Declaration of Trust. A copy of the Trust's Certificate of Trust dated September 2, 2003 as amended, is on file with the office of the Secretary of State of Delaware. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust is organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could become subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees,
(ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Trust may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


The Declaration of Trust provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a Trustee of the Trust or other investment companies for which Pioneer acts as investment adviser.

12. SALES CHARGES


The fund continuously offers the following classes of shares designated as Class A, Class B, Class C, and Class Y as described in the prospectuses. Class Y shares have not commenced operations as of the date of this Statement of Additional Information. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.


Class A Share Sales Charges

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                    Sales Charge as a % of
                                    ----------------------
                                    Offering   Net Amount   Dealer
Amount of Purchase                  Price      Invested     Reallowance

Less than $50,000                   5.75       6.10         5.00
$50,000 but less than $100,000      4.50       4.71         4.00
$100,000 but less than $250,000     3.50       3.63         3.00
$250,000 but less than $500,000     2.50       2.56         2.00
$500,000 but less than $1,000,000   2.00       2.04         1.75

$1,000,000 or more                  0.00       0.00         see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.


No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

Accounts Other than Employer-Sponsored Retirement Plans
1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

Employer-Sponsored Retirement Plans
0.50%             Up to $50 million
0.25%             Over $50 million


These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $1 million in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 18 months of purchase.


Letter of Intent ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within five years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the five-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                                     CDSC as a % of Dollar
         Year Since Purchase                        Amount Subject to CDSC

         First                                                4.0
         Second                                               4.0
         Third                                                3.0
         Fourth                                               2.0
         Fifth                                                1.0
         Sixth and thereafter                                 0.0

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any CDSC that applied to the shares you originally purchased.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

Class Y Shares

No front-end, deferred or asset based sales charges are applicable to Class Y shares.

Additional Payments to Financial Intermediaries

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds.

Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

Revenue Sharing Payments. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.


Administrative and Processing Support Payments. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

Other Payments. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.


As of January 1, 2007, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:

A.G. Edwards & Sons Inc.
ADP Clearing & Outsourcing Services
AIG VALIC
Ameriprise Financial Services, Inc.
AmSouth Investment Services, Inc.
AXA Advisors, LLC
Bear, Stearns & Co. Inc.
Charles Schwab & Co., Inc.

Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Citistreet Equities LLC
Commonwealth Financial Network
D.A. Davidson & Co.
Delaware Distributors, L.P.
Edward D. Jones & Co., L.P.
Eisner Retirement Solutions LLC
Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
H&R Block Financial Advisors, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.
Morgan Stanley DW Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Services Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
National Investor Services Corp.
Nationwide Securities, Inc.
OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc
Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Reliance Securities, LLC
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Scottrade, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.
Symetra Investment Services, Inc.
UnionBanc Investment Services LLC
UBS Financial Services Inc.

Wachovia Securities
Wells Fargo Investments, LLC

Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13. REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.


Systematic Withdrawal Plan(s) ("SWP") (Class A, Class B and Class C shares). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.


While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

Reinstatement Privilege (Class A and Class B Shares). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

14. TELEPHONE AND ONLINE TRANSACTIONS


You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for on line transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.


Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o     For new accounts, complete the online section of the account application

o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.


Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.

FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

      o     net asset value prices for all Pioneer mutual funds;

      o     annualized 30-day yields on Pioneer's fixed income funds;

      o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

      o dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

15. PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The fund generally values its portfolio securities using closing market prices or readily available market quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's Trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.


The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, Class C, and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).


16. TAX STATUS

The fund is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders (provided that the distribution requirements set forth below are satisfied). In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code)(the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year:
(a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships (other than qualified publicly traded partnerships)or trusts) will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the fund does not qualify as a regulated investment company for any taxable year, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless shareholders specify otherwise, all distributions from the fund will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to

"qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code from the fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders.

A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the fund from passive foreign investment companies will not qualify for the maximum 15% U.S. federal income tax rate.
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A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.


Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions, including the portion of such distributions which may qualify for treatment as qualified dividend income, will be reported to shareholders annually.


Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Annual Fee, Expense and Other Information for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A shares in the fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

Dividends received by the fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares unless the acquisition of the fund shares was debt-financed. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. The fund does not expect to be a "U.S. real property holding corporation" as defined in section 897(c)(2) of the Code and, therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If the fund were a U.S. real property holding corporation, certain distributions by the fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.


17. INVESTMENT RESULTS

See "Annual Fee, Expense and Other Information" for performance information for each class of fund shares as of the most recently completed fiscal year.

18. FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended December 31, 2006 appearing in the fund's annual report, filed with the SEC on March 1, 2007 (Accession No. 0000276776-07-000021) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

19. ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover

The fund's annual portfolio turnover rate for the fiscal years ended December
31,


2006                                    2005
--------------------------------------------------------------------------------
14%                                     16%


Share Ownership

As of March 31, 2007, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of March 31, 2007:

Record Holder                                  Share Class   Number of    % of Class
                                                             Shares
------------------------------------------------------------------------------------
Alice J Dickey                                 A             60,196.828   6.50
5730 East Joshua Tree Lane
Paradise Valley AZ  85253-3444
------------------------------------------------------------------------------------

Schwab Reinvestment of Distributions           A             229,129.166  24.76
101 Montgomery Street
San Francisco CA 94104-4151

MLPF&S For the Sole Benefit of its customers   A              51,799.931   5.59
Mutual Fund Administration
4800 Deer Park Drive East 2nd Floor
Jacksonville FL  32246-6484

MLPF&S For the Sole Benefit of its customers   B              18,348.331  19.23
Mutual Fund Administration
4800 Deer Park Drive East 2nd Floor
Jacksonville FL  32246-6484

PIM Cust ORP DTD                               B               5,921.538   6.20
University of Houston ORP
Bill W Mayes
15514 Baybrook Dr
Houston TX 77062-3412

First Clearing, LLC                            C               7,170.325   5.31
Robert M Rockoff IRA
FCC as custodian
5525 Seaside Heights Dr
Rncho Pls Vrd CA 90275-4932

First Clearing, LLC                            C               6,909.307   5.12
McDowell Survivor's Trust
Rex Steffey TTEE
3515 Fernwood Ave
Los Angeles CA 90039-3512

MLPF&S For the Sole Benefit of its customers   C              46,805.300  34.70
Mutual Fund Administration
4800 Deer Park Drive East 2nd Floor
Jacksonville FL  32246-6484

Trustee Ownership of Shares of the Fund and Other Pioneer Funds


The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2006. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2006. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2006. The dollar ranges in this table are in accordance with SEC requirements.

                                              Aggregate Dollar Range of Equity
                       Dollar Range of        Securities in All Registered Investment
                       Equity Securities in   Companies Overseen by Trustee in the
Name of Trustee        the Fund               Pioneer Family of Funds
-------------------------------------------------------------------------------------
Interested Trustees
John F. Cogan, Jr.                     None                             Over $100,000
Independent Trustees
David R. Bock                          None                             Over $100,000
Mary K. Bush                           None                             Over $100,000
Margaret B.W. Graham                   None                             Over $100,000
Thomas J. Perna*                       None                             Over $100,000
Marguerite A. Piret                    None                             Over $100,000
John Winthrop                          None                             Over $100,000

Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.


                                       Pension or
                                       Retirement         Total Compensation
                        Aggregate      Benefits Accrued   from the Fund and
                        Compensation   as Part of Fund    Other Pioneer
Name of Trustee         from Fund**    Expenses           Funds***

Interested Trustees:
John F. Cogan, Jr.*       $   200.00             $ 0.00         $  35,300.00
Independent Trustees:
David R. Bock             $ 1,000.00             $ 0.00         $ 149,500.00
Mary K. Bush              $ 1,000.00             $ 0.00         $ 148,250.00
Margaret B.W. Graham      $ 1,000.00             $ 0.00         $ 155,750.00
Thomas J. Perna+          $   916.75             $ 0.00         $ 126,053.12
Marguerite A. Piret       $ 1,000.00             $ 0.00         $ 178,250.00
John Winthrop             $ 1,000.00             $ 0.00         $ 140,500.00
                          ----------                            ------------
Total                     $ 6,116.75             $ 0.00         $ 933,603.12

* Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.

**    For the fiscal year ended December 31, 2006.

*** For the calendar year ended December 31, 2006. There are 82 U.S. registered investment portfolios in the Pioneer Family of Funds.

+     Mr. Perna became a Trustee on February 7, 2006.


Approximate Management Fees the Fund Paid or Owed Pioneer

The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.

For the Fiscal Years Ended December 31,


               2006       2005       2004
Gross Fee      $138,302   $154,801   $138,488
Incurred
Net Fee Paid   $33,310    $(46,386)   $(36,715)


Fees the Fund Paid to Pioneer under the Administration Agreement
For the Fiscal Years Ended
December 31,


2006                      2005                2004
$ 4,147                   $ 18,512            $ 15,417


Carryover of Distribution Expenses

As of December 31, 2006 the carryover of distribution expenses under the Class A Plan was:

$0


Underwriting Expenses and Commissions


For the fiscal years ended December 31,

                       2006         2005         2004
--------------------------------------------------------
Approximate Net        $    2,037   $    3,664   $ 16,067
Underwriting
Expenses Retained by
PFD

Approximate            $   11,252   $   20,309   $ 90,997
Commissions
Reallowed to Dealers
(Class A shares)

Approximate            $        0   $        0   $      0
Commissions
Reallowed to Dealers
(Class C shares)

Approximate            $2,163,000   $7,944       $ 11,187
Brokerage and
Underwriting
Commissions
(Portfolio
Transactions)


Fund Expenses under the Distribution Plans


For the Fiscal Year Ended December 31, 2006

Class A Plan   Class B Plan   Class C Plan   Class R Plan
$ 36,536       $ 13,226       $ 23,281       $ 48


CDSCs


During the fiscal year ended December 31, 2006, the following CDSCs were paid to
PFD:

$4,412


Capital Loss Carryforwards as of December 31, 2006


At December 31, 2006, the fund had the following net capital loss carryforward:

$0

Fund Performance


The fund acquired the assets and liabilities of Papp America-Pacific Rim Fund (the predecessor fund) on February 20, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.

In the reorganization, the predecessor fund exchanged its assets for Class A shares of the fund. The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's single class of shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

As of May 1, 2007, Class Y shares had not yet commenced operations.

Average Annual Total Returns as of December 31, 2006


The table reflects sales charges applicable to the class.


                                                       Average Annual Total Return (%)
                                                 Five Years     Ten       Since   Inception
                                        One                   Years   Inception        Date
Class of Shares                         Year
Class A Shares                                                                      3/14/97
Return before taxes                       4.95         1.66     N/A        6.23
Return after taxes on                     4.47         1.56     N/A        6.00
distributions
Return after taxes on                     3.82         1.42     N/A        5.45
distributions
and sale of shares
Class B Shares                                                                      3/14/97
Return before taxes                       6.23         2.00     N/A        6.02
Return after taxes on                     5.73         1.91     N/A        5.79
distributions
Return after taxes on                     4.70         1.71     N/A        5.27
distributions
and sale of shares
Class C Shares                                                                      3/14/97
Return before taxes                      10.29         2.01     N/A        6.02
Return after taxes on                     9.79         1.92     N/A        5.80
distributions
Return after taxes on distributions       7.34         1.72     N/A        5.27
and sale of shares

# Inception date of the predecessor fund's single class of shares. Class A, Class B and Class C shares commenced operations on February 21, 2004. As of May 1, 2007, Class Y shares had not commenced operations.

20. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

Moody's Investors Service, Inc. ("Moody's") Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Moody's Debt Ratings

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest

----------
(1)The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

21.                                Appendix B

                     Proxy Voting Policies and Procedures of
                      Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                            Proxy Voting Procedures

Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment subadvisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

      o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

      o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

      o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

      o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

      o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

      o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

      o     Retains a record of the vote cast;

      o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

      o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

      o     A record memorializing the basis for each referral vote cast;

      o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

      o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                              Proxy Voting Policies

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

      o     Corporate name change.

      o     A change of corporate headquarters.

      o     Stock exchange listing.

      o     Establishment of time and place of annual meeting.

      o     Adjournment or postponement of annual meeting.

      o     Acceptance/approval of financial statements.

      o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

      o     Approval of minutes and other formalities.

      o Authorization of the transferring of reserves and allocation of income.

      o     Amendments to authorized signatories.

      o     Approval of accounting method changes or change in fiscal year-end.

      o     Acceptance of labor agreements.

      o     Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

      o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

      o     Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

      o     Seek bids from other auditors.

      o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

      o     Indemnify auditors.

      o Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

      o Audit, compensation and nominating committees composed of independent directors exclusively.

      o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

      o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

      o     Election of an honorary director.

We will vote against:

      o     Minimum stock ownership by directors.

      o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

      o Requirements for union or special interest representation on the board.

      o     Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

      o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

      o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

      o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

      o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

      o Directors who appear to lack independence or are associated with very poor corporate performance.

      We will vote on a case-by case basis on these issues:

      o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

      o     Contested election of directors.

      o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

      o     Mandatory retirement policies.

      o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

      o     Cumulative voting.

      o     Increase ability for shareholders to call special meetings.

      o     Increase ability for shareholders to act by written consent.

      o     Restrictions on the ability to make greenmail payments.

      o     Submitting rights plans to shareholder vote.

      o     Rescinding shareholder rights plans ("poison pills").

      o     Opting out of the following state takeover statutes:

      o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

      o Control share cash-out provisions, which require large holders to acquire shares from other holders.

      o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

      o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

      o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

      o     Fair price provisions.

      o     Authorization of shareholder rights plans.

      o     Labor protection provisions.

      o     Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

      o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

      o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

      o     Proposals that allow shareholders to nominate directors.

We will vote against:

      o     Classified boards, except in the case of closed-end mutual funds.

      o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

      o     Classes of shares with unequal voting rights.

      o     Supermajority vote requirements.

      o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

      o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

      o     Extension of advance notice requirements for shareholder proposals.

      o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

      o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

      o     Changes in par value.

      o     Reverse splits, if accompanied by a reduction in number of shares.

      o Share repurchase programs, if all shareholders may participate on equal terms.

      o     Bond issuance.

      o     Increases in "ordinary" preferred stock.

      o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

      o     Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

      o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

      o Increase in authorized common stock. We will make a determination considering, among other factors:

      o     Number of shares currently available for issuance;

      o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

      o     Proposed use of the additional shares; and

      o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

      o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

      o     Proposals to submit private placements to shareholder vote.

      o     Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

      o     401(k) benefit plans.

      o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

      o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

      o     Amendments to performance plans to conform with OBRA;

      o     Caps on annual grants or amendments of administrative features;

      o     Adding performance goals; and

      o     Cash or cash-and-stock bonus plans.

      o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

      o     Require that option repricings be submitted to shareholders.

      o     Require the expensing of stock-option awards.

      o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

      o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

      o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

            o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                  Dilution = (A + B + C) / (A + B + C + D), where

                  A = Shares reserved for plan/amendment,

                  B = Shares available under continuing plans,

                  C = Shares granted but unexercised and

                  D = Shares outstanding.

            o     The plan must not:

                  o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

                  o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

      o We are generally in favor of proposals that increase participation beyond executives.

      o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

      o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

      o We generally support proposals asking companies to adopt stock holding periods for their executives.

      o     All other employee stock purchase plans.

      o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

      o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

      We will vote against:

      o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

      o     Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

      o     Limits on executive and director pay.

      o     Stock in lieu of cash compensation for directors.

Corporate Governance

Pioneer will vote for:

      o     Confidential Voting.

      o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

      o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

      o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

      o Bundled proposals. We will evaluate the overall impact of the proposal.

      o     Adopting or amending the charter, bylaws or articles of association.

      o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

      o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

      o     Limitations on stock ownership or voting rights.

      o     Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

      o     Mergers and acquisitions.

      o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

      o     Debt restructurings.

      o     Conversion of securities.

      o     Issuance of shares to facilitate a merger.

      o     Private placements, warrants, convertible debentures.

      o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

      o     Establishment of new classes or series of shares.

      o     Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

      o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

      o     Approval of new or amended advisory contracts.

      o     Changes from closed-end to open-end format.

      o     Authorization for, or increase in, preferred shares.

      o     Disposition of assets, termination, liquidation, or mergers.

      o Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

      o Conduct studies regarding certain issues of public concern and interest;

      o Study the feasibility of the company taking certain actions with regard to such issues; or

      o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

PIONEER
GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                              Prospectus


                              May 1, 2007

                              Class A, Class B and Class C Shares



                              Contents
                              --------------------------------------------------
                              Basic information about the fund ..............  1
                              Management .................................... 11
                              Buying, exchanging and selling shares ......... 13
                              Dividends, capital gains and taxes ............ 46
                              Financial highlights .......................... 47

                              Neither the Securities and Exchange Commission nor
                              any state securities agency has approved the
                              fund's shares or determined whether this
[LOGO] PIONEER                prospectus is accurate or complete. Any
       Investments(R)         representation to the contrary is a crime.

--------------------------------------------------------------------------------
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contact your investment professional to discuss how the fund fits into your portfolio.
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Basic information about the fund

Investment objective
Growth of capital.

Principal investment strategies
The fund invests primarily in equity securities of companies that Pioneer Investment Management, Inc., the fund's investment adviser, considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The fund may invest a significant portion of its assets in equity securities of small companies.

The fund uses a "growth at a reasonable price" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Pioneer may also use quantitative analysis. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
o Strength of the company's balance sheet
o Quality of the management team
o Rate at which the company's earnings are projected to grow
o Whether the company's stock may be trading at a discount relative to its industry peers or the overall market

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for growth at a reasonable price or if any of the above factors have deteriorated. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

Investments in non-U.S. securities
The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging markets issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. Investing in Canadian and other non-U.S. issuers, particularly issuers in emerging markets, may involve unique risks compared to investing in the securities of U.S. issuers.

Basic information about the fund

Principal risks of investing in the fund
You could lose money on your investment or not make as much as if you invested elsewhere if:
o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)
o Small company or growth stocks fall out of favor with investors
o The fund's investments do not have the growth potential originally expected


Risks of small companies

The fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:
o Be more sensitive to changes in the economy, earnings results and investor expectations
o Have more limited product lines and capital resources
o Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer thinks appropriate
o Offer greater potential for gain or loss


Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable

o Adverse effect of currency exchange rates or controls on the value of the fund's investments
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect the securities markets

o Withholding and other non-U.S. taxes may decrease the fund's return


Market segment risks

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


Industries in the industrial segment, such as aerospace and defense, building products, construction and engineering, machinery and electrical equipment, transportation and commercial services and supplies, are affected by the supply and demand for their specific product or service and industrial products in general, as well as by government regulation, world events and economic conditions. Transportation stocks are cyclical and have occasional sharp price movements that may result from changes in the economy, fuel prices, and labor and insurance costs.

Basic information about the fund

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund acquired the assets and liabilities of Safeco Growth Opportunities Fund (the predecessor fund) on December 10, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.

The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's Class A, Class B and Class C shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.


The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the year-by-year performance of the fund's Class A shares. Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

Annual return Class A shares (%)
(Year ended December 31)

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

    '97    '98    '99     '00     '01      '02     '03     '04    '05    '06
  49.61   4.47   2.43   -4.52   21.66   -37.05   43.67   22.23   4.56   4.78

The highest calendar quarterly return was 34.38% (3/31/2001 to 6/30/2001)

The lowest calendar quarterly return was -26.86% (6/30/2002 to 9/30/2002)

Basic information about the fund


Comparison with the Russell 2000 Growth Index
The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Russell 2000 Growth Index. This index measures the performance of U.S. small cap growth stocks.

Unlike the fund, the index is not managed and does not incur expenses. The table:

o Reflects sales charges applicable to the class
o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2006)

                                                                            Since  Inception
                                          1 Year   5 Years   10 Years   Inception       Date#
---------------------------------------------------------------------------------------------
Class A                                                                              9/30/96
Return before taxes                        -1.25      2.68       7.84        8.78
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Return after taxes on distributions        -2.99      2.32       7.16        8.06
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Return after taxes on distributions
and sale of shares                          1.46      2.29       6.62        7.46
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Class B                                                                              9/30/96
Return before taxes                         0.12      3.02       7.59        8.51
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Class C                                                                              4/30/00
Return before taxes                         3.93      3.13        N/A        3.91
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Russell 2000 Growth Index
(reflects no deduction for taxes)          13.35      6.93       4.88        4.78*
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# Inception date of the predecessor fund. Class A, Class B and Class C shares commenced operations on December 11, 2004

*  Since the inception of Class A and Class B shares. Class C shares: 0.03%.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees
paid directly from your investment                    Class A   Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
as a percentage of offering price                       5.75%      None     None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a percent-
age of offering price or the amount you receive when
you sell shares, whichever is less                      None(1)      4%       1%
--------------------------------------------------------------------------------


Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets         Class A   Class B    Class C
--------------------------------------------------------------------------------
Management Fee                                        0.65%     0.65%      0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                  0.25%     1.00%      1.00%
--------------------------------------------------------------------------------
Other Expenses                                        0.38%     0.73%      0.61%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                    0.02%     0.02%      0.02%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(3)               1.30%     2.40%      2.28%
--------------------------------------------------------------------------------

Basic information about the fund

Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's total operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                If you sell your shares          If you do not sell your shares
          ------------------------------------ -----------------------------------
                            Number of years you own your shares
          ------------------------------------------------------------------------
                1        3         5        10       1       3         5        10
----------------------------------------------------------------------------------
Class A      $700     $963    $1,247    $2,053    $700    $963    $1,247    $2,053
----------------------------------------------------------------------------------
Class B       643    1,048     1,380     2,463     243     748     1,280     2,463
----------------------------------------------------------------------------------
Class C       331      712     1,220     2,615     231     712     1,220     2,615
----------------------------------------------------------------------------------


1 Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."


2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses.

3 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Non-principal investment strategies and related risks

As discussed, the fund invests primarily in equity securities.


The following sections describe additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. The fund's secondary, or non-principal, investment policies and strategies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Debt securities

The fund may invest up to 20% of its total assets in debt securities of U.S. corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities including below investment grade convertible debt securities. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective of capital growth, to diversify the fund's portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Basic information about the fund

Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains. See "Financial highlights" for actual annual turnover rates.


Derivatives

The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:

o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
o As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The fund will only invest in derivatives to the extent Pioneer believes these investments do not prevent the fund from seeking its investment objective.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of co-managers Diego Franzin and Peter Wiley. Mr. Franzin and Mr. Wiley also may draw upon the research and investment management expertise of the global research team, which provides fundamental and quantitative research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Franzin, a vice president and head of U.S. Quantitative Research & Management and leader of Global Active Quantitative Equity Research, joined Pioneer in 1998 as an active quantitative equity research analyst. Mr. Wiley, a vice president, joined Pioneer in 2006 as a portfolio manager. Prior to joining Pioneer, Mr. Wiley was a director and portfolio manager at Trove Partners, LLC from 2002 to 2006.


The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.

Management

Management fee

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.65% of the fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2006, the fund paid management fees equivalent to 0.65% of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders, dated December 31, 2006.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Disclosure of portfolio holdings

The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Buying, exchanging and selling shares

Net asset value

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

The fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Buying, exchanging and selling shares

You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Contingent deferred sales charge

A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Choosing a class of shares
The fund offers three classes of shares through this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o How long you expect to own the shares
o The expenses paid by each class
o Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

Distribution plans

The fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


Additional payments to financial intermediaries
There are two principal ways you compensate the financial intermediary through which you buy shares of the fund - directly, by the payment of sales commissions, if any; and indirectly, as a result of the fund paying Rule 12b-1 fees.

Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment may exceed the intermediary's costs.


The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Buying, exchanging and selling shares

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

Comparing classes of shares


                    Class A                     Class B                     Class C
---------------------------------------------------------------------------------------------------
Why you might       Class A shares may be       You may prefer Class B      You may prefer Class C
prefer each class   your best alternative if    shares if you do not        shares if you do not
                    you prefer to pay an        want to pay an initial      wish to pay an initial
                    initial sales charge and    sales charge, or if         sales charge and you
                    have lower annual           you plan to hold your       would rather pay higher
                    expenses, or if you         investment for at least     annual expenses over
                    qualify for any reduction   five years.                 time.
                    or waiver of the initial
                    sales charge.
---------------------------------------------------------------------------------------------------
Initial sales       Up to 5.75% of the          None                        None
charge              offering price, which is
                    reduced or waived for
                    large purchases and
                    certain types of inves-
                    tors. At the time of your
                    purchase, your invest-
                    ment firm may receive a
                    commission from the
                    distributor of up to 5%,
                    declining as the size
                    of your investment
                    increases.
---------------------------------------------------------------------------------------------------
Contingent          None, except in certain     Up to 4% is charged if      A 1% charge if you sell
deferred sales      circumstances when          you sell your shares.       your shares within one
charges             the initial sales charge    The charge is reduced       year of purchase. Your
                    is waived.                  over time and not           investment firm may
                                                charged after five years.   receive a commission
                                                Your investment firm        from the distributor at
                                                may receive a commis-       the time of your pur-
                                                sion from the distributor   chase of up to 1%.
                                                at the time of your pur-
                                                chase of up to 4%.
---------------------------------------------------------------------------------------------------
Distribution and    Up to 0.25% of average      Up to 1% of average         Up to 1% of average
service fees        daily net assets.           daily net assets.           daily net assets.
---------------------------------------------------------------------------------------------------
Annual expenses     Lower than Class B or       Higher than Class A         Higher than Class A
(including          Class C.                    shares; Class B shares      shares; Class C shares
distribution and                                convert to Class A          do not convert to any
service fees)                                   shares after eight          other class of shares.
                                                years.                      You continue to pay
                                                                            higher annual expenses.
---------------------------------------------------------------------------------------------------
Exchange            Class A shares of other     Class B shares of other     Class C shares of other
privilege           Pioneer mutual funds.       Pioneer mutual funds.       Pioneer mutual funds.
---------------------------------------------------------------------------------------------------
Maximum             None                        $49,999                     $999,999
purchase amount
(per transaction)
---------------------------------------------------------------------------------------------------

Buying, exchanging and selling shares

Sales charges: Class A shares

You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund. You do not pay a contingent deferred sales charge when you sell shares purchased through reinvestment of dividends or capital gain distributions.

--------------------------------------------------------------------------------
Offering price
The net asset value per share plus any initial sales charge.
--------------------------------------------------------------------------------

Sales charges for Class A shares

                                        Sales charge as % of
                                    ------------------------
                                      Offering    Net amount
Amount of purchase                       price      invested
------------------------------------------------------------
Less than $50,000                       5.75          6.10
------------------------------------------------------------
$50,000 but less than $100,000          4.50          4.71
------------------------------------------------------------
$100,000 but less than $250,000         3.50          3.63
------------------------------------------------------------
$250,000 but less than $500,000         2.50          2.56
------------------------------------------------------------
$500,000 but less than $1 million       2.00          2.04
------------------------------------------------------------
$1 million or more                      -0-           -0-
------------------------------------------------------------

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.

Reduced sales charges
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares over time if:
o The amount of shares you own plus the amount you are investing now is at least $50,000 (Rights of accumulation)
o You plan to invest at least $50,000 over the next 13 months (Letter of intent)

Rights of accumulation
If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Letter of intent
You can use a letter of intent to qualify for reduced sales charges in two situations:
o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months

o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A, Class B or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Buying, exchanging and selling shares

Qualifying for a reduced Class A sales charge

In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.


You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.


Class A purchases at a reduced initial sales charge or net asset value are also available to:

Group plans if the sponsoring organization:
o recommends purchases of Pioneer mutual funds to,
o permits solicitation of, or
o facilitates purchases by its employees, members or participants.

Class A purchases at net asset value
You may purchase Class A shares at net asset value (without a sales charge) as follows.

Investments of $1 million or more and certain retirement plans

You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more, are a participant in an employer-sponsored retirement plan with at least $1 million in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a deferred sales charge if you sell your Class A shares within 18 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.


If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

Class A purchases at net asset value are available to:
o Current or former trustees and officers of the fund;

o Partners and employees of legal counsel to the fund (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);
o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;

o Employees of AmSouth Bank (at the time of initial share purchase) investing through an account held with AmSouth Investment Services, Inc.;
o Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Pioneer or any of its affiliates serve as investment adviser or manager;
o In connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
o Certain unit investment trusts;

o Employer-sponsored retirement plans with at least $1 million in total plan assets;

o Employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;

Buying, exchanging and selling shares

o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
  (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;
o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;

o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;

o Shareholders of record (i.e., not held in the name of your broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Reinstatement privilege for Class A and Class B shares
If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
o You must send a written request to the transfer agent no more than 90 days after selling your shares and

o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Class A shares that are subject to a contingent deferred sales charge

Purchases of Class A shares of $1 million or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 18 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code that has at least $1 million in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).

Buying, exchanging and selling shares

Sales charges: Class B shares

You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.

Contingent deferred sales charge


On shares sold                As a % of
before the        dollar amount subject
end of year         to the sales charge
---------------------------------------
1                                     4
---------------------------------------
2                                     4
---------------------------------------
3                                     3
---------------------------------------
4                                     2
---------------------------------------
5                                     1
---------------------------------------
6+                                    0
---------------------------------------

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased.


Conversion to Class A shares
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares eight years after the date of purchase except that:
o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account
o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class B shares so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Sales charges: Class C shares

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class C shares so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Waiver or reduction of contingent deferred sales charges (CDSC)
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

Class A, Class B and Class C shares
The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue
  Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
  - It is a required minimum distribution due to the attainment of age 701/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
  - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
  - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
  - A return of excess employee deferrals or contributions;
  - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;
  - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year; or
  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or
o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares

Opening your account

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Telephone transaction privileges
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o For new accounts, complete the online section of the account application

o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

--------------------------------------------------------------------------------
By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFone(SM) at any time.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

General rules on buying, exchanging and selling your fund shares

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

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Good order means that:
o You have provided adequate instructions
o There are no outstanding claims against your account
o There are no transaction limitations on your account

o The purchase payment has cleared for shares you are requesting to redeem

o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o Your request includes a signature guarantee if you:
  - Are selling over $100,000 or exchanging over $500,000 worth of shares
  - Changed your account registration or address within the last 30 days
  - Instruct the transfer agent to mail the check to an address different from the one on your account
  - Want the check paid to someone other than the account owner(s)
  - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
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Buying
You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

Minimum investment amounts

Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.


Maximum purchase amounts
Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.

Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Buying, exchanging and selling shares

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Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
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Exchanging
You may exchange your shares for shares of the same class of another Pioneer mutual fund.


Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Your exchanges are subject to certain limitations. See "Shareowner Account Policies - Exchange Limitation."


Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling
Your shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as broker-dealers, receives your request in good order.


If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

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You may have to pay income taxes on a sale or an exchange.
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Consult your investment professional to learn more about buying, exchanging or selling fund shares.
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Buying, exchanging and selling shares

Buying shares

Through your investment firm
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o You established your bank account of record at least 30 days ago
o Your bank information has not changed for at least 30 days
o You are not purchasing more than $25,000 worth of shares per account per day
o You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.


In writing, by mail

You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

Exchanging shares

Through your investment firm
Normally, your investment firm will send your exchange request to the fund's transfer agent. Consult your investment professional for more information about exchanging your shares.

By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o You can provide the proper account identification information

In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The class of shares you are exchanging
o The dollar amount or number of shares you are exchanging

Buying, exchanging and selling shares

Selling shares

Through your investment firm
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

How to contact us

By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website

www.pioneerinvestments.com


By fax
Fax your exchange and sale requests to:
1-800-225-4240

Buying, exchanging and selling shares

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.


While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

In addition to monitoring trades, the policies and procedures provide that:

o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B or Class C shares that may occur in any calendar year. See "Exchange limitation."


The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Account options
See the account application form for more details on each of the following options.

Automatic investment plans
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class B or Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.

Pioneer Investomatic Plan
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Buying, exchanging and selling shares

Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.


If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount instead of sending a check. Additional shares will be purchased at the then current net asset value.


Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)


These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.


Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.

Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Buying, exchanging and selling shares

Shareowner services


Pioneer website
www.pioneerinvestments.com

The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Your current account information
o Prices, returns and yields of all publicly available Pioneer mutual funds

o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

o A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o Request account statements

If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).

Household delivery of fund documents

With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.


Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

TDD 1-800-225-1997
If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.

Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies

Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o Requesting certain types of exchanges or sales of fund shares
o Redeeming shares for which you hold a share certificate
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Exchange limitation
You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less

Buying, exchanging and selling shares

efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access

You may have difficulty contacting the fund by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


Share certificates
The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Other policies
The fund and the distributor reserve the right to:
o reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

For U.S. federal income tax purposes, distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains are taxable as ordinary income. Dividends are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.


When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal, state, local and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of qualified dividend income and other U.S. federal income tax considerations that may affect the fund and its shareowners.

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Sales and exchanges may be taxable transactions to shareowners.
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Financial highlights

The financial highlights table helps you understand the fund's financial performance for the past five years.


Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class B and Class C shares of the fund (assuming reinvestment of all dividends and distributions).


The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Financial highlights

Pioneer Growth Opportunities Fund


Class A shares


                                         Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
                                          12/31/06     12/31/05    12/31/04(a)    12/31/03     12/31/02
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Net asset value, beginning of period       $ 31.16      $ 29.80     $   24.38      $ 16.97     $  26.96
                                           ---------------------------------------------------------------
Net increase (decrease) from
  investment operations:
  Net investment loss                      $ (0.02)     $ (0.12)    $   (0.14)(b)  $ (0.16)    $  (0.24)
  Net realized and unrealized gain
   (loss) on investments                      1.45         1.48          5.56         7.56        (9.77)++
                                           ---------------------------------------------------------------
   Net increase (decrease) from
     investment operations                 $  1.43      $  1.36     $    5.42      $  7.40     $ (10.01)
                                           ---------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                        $ (3.78)     $     -     $       -      $     -     $      -
                                           ---------------------------------------------------------------
Redemption fees                            $     -      $     -     $       -(c)   $  0.01     $   0.02
                                           ---------------------------------------------------------------
Net increase (decrease) in net
  asset value                              $ (2.35)     $  1.36     $    5.42      $  7.41     $  (9.99)
                                           ---------------------------------------------------------------
Net asset value, end of period             $ 28.81      $ 31.16     $   29.80      $ 24.38     $  16.97
                                           ===============================================================
Total return*                                 4.78%        4.56%        22.23%       43.67%      (37.05)%
Ratio of net expenses to average
  net assets+                                 1.28%        1.26%         1.31%        1.33%        1.33%
Ratio of net investment loss to
  average net assets+                        (0.39)%      (0.56)%       (0.55)%      (0.70)%      (1.17)%
Portfolio turnover rate                         99%          83%           17%          46%          37%
Net assets, end of period
  (in thousands)                           $428,128     $53,000     $  23,225      $21,475     $ 19,024
Ratios with no waiver of fees and no
  reduction for fees paid indirectly:
  Net expenses                                1.28%        1.26%         2.29%        2.38%        1.67%
  Net investment loss                        (0.39)%      (0.56)%       (1.53)%      (1.75)%      (1.51)%
Ratios with waiver of fees and
  reduction for fees paid indirectly:
  Net expenses                                1.28%        1.26%         1.31%        1.33%        1.33%
  Net investment loss                        (0.39)%      (0.56)%       (0.55)%      (0.70)%      (1.17)%
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(a) Effective August 2, 2004, Pioneer Investment Management, Inc. became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.
++  Includes $0.10 related to investment reimbursement by affiliate.
(b) Net investment loss per share has been calculated using the average shares method.
(c) Amount rounds to less than $0.01 cent per share.

Pioneer Growth Opportunities Fund


Class B shares


                                        Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                         12/31/06     12/31/05    12/31/04(a)   12/31/03     12/31/02
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 28.94      $ 27.94     $   23.05      $ 16.16     $  25.87
                                         ---------------------------------------------------------------
Net increase (decrease) from
  investment operations:
  Net investment loss                    $ (0.48)     $ (0.16)    $   (0.47)(b)  $ (0.28)    $  (0.39)
  Net realized and unrealized gain
   (loss) on investments                    1.51         1.16          5.36         7.16        (9.34)++
                                         ---------------------------------------------------------------
   Net increase (decrease) from
     investment operations               $  1.03      $  1.00     $    4.89      $  6.88     $  (9.73)
                                         ---------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                      $ (3.78)     $     -     $       -      $     -     $      -
                                         ---------------------------------------------------------------
Redemption fees                          $     -      $     -     $       -(c)   $  0.01     $   0.02
                                         ---------------------------------------------------------------
Net increase (decrease) in net
  asset value                            $ (2.75)     $  1.00     $    4.89      $  6.89     $  (9.71)
                                         ---------------------------------------------------------------
Net asset value, end of period           $ 26.19      $ 28.94     $   27.94      $ 23.05     $  16.16
                                         ===============================================================
Total return*                               3.74%        3.58%        21.21%       42.64%      (37.53)%
Ratio of net expenses to average
  net assets+                               2.40%        2.37%         2.08%        2.08%        2.08%
Ratio of net investment loss to
  average net assets+                      (1.67)%      (1.72)%       (1.37)%      (1.43)%      (1.92)%
Portfolio turnover rate                       99%          83%           17%          46%          37%
Net assets, end of period
  (in thousands)                         $ 3,145      $ 3,503     $      10      $11,126     $  8,734
Ratios with no waiver of fees and no
  reduction for fees paid indirectly:
  Net expenses                              2.40%        2.37%         2.33%        2.45%        2.21%
  Net investment loss                      (1.67)%      (1.72)%       (1.63)%      (1.80)%      (2.05)%
Ratios with waiver of fees and
  reduction for fees paid indirectly:
  Net expenses                              2.38%        2.37%         2.08%        2.08%        2.08%
  Net investment loss                      (1.65)%      (1.71)%       (1.37)%      (1.43)%      (1.92)%
--------------------------------------------------------------------------------------------------------

(a) Effective August 2, 2004, Pioneer Investment Management, Inc. became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.
++  Includes $0.10 related to investment reimbursement by affiliate.
(b) Net investment loss per share has been calculated using the average shares method.
(c) Amount rounds to less than $0.01 cent per share.

Financial highlights

Pioneer Growth Opportunities Fund

Class C shares


                                        Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
                                         12/31/06     12/31/05    12/31/04(a)    12/31/03     12/31/02
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 29.01      $ 27.94     $   23.05      $  16.16     $  25.85
Net increase (decrease) from
  investment operations:
  Net investment loss                    $ (0.36)     $ (0.16)    $   (0.33)(b)  $ (0.29)     $  (0.33)
  Net realized and unrealized gain
   (loss) on investments                    1.45         1.23          5.22         7.17         (9.38)++
                                         ----------------------------------------------------------------
   Net increase (decrease) from
     investment operations               $  1.09      $  1.07     $    4.89      $  6.88      $  (9.71)
                                         ----------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                      $ (3.78)     $     -     $       -      $     -      $      -
                                         ----------------------------------------------------------------
Redemption fees                          $     -      $     -     $       -(c)   $  0.01      $   0.02
                                         ----------------------------------------------------------------
Net increase (decrease) in net
  asset value                            $ (2.69)     $  1.07     $    4.89      $  6.89      $  (9.69)
                                         ----------------------------------------------------------------
Net asset value, end of period           $ 26.32      $ 29.01     $   27.94      $ 23.05      $  16.16
                                         ================================================================
Total return*                               3.93%        3.83%        21.21%       42.64%       (37.49)%
Ratio of net expenses to average
  net assets+                               2.27%        2.02%         2.08%        2.08%         2.08%
Ratio of net investment loss to
  average net assets+                      (1.52)%      (1.36)%       (1.35)%      (1.45)%       (1.93)%
Portfolio turnover rate                       99%          83%           17%          46%           37%
Net assets, end of period
  (in thousands)                         $ 1,381      $   887     $      10      $   198      $    161
Ratios with no waiver of fees and no
  reduction for fees paid indirectly:
  Net expenses                              2.27%        2.02%         2.35%        2.48%         2.33%
  Net investment loss                      (1.52)%      (1.36)%       (1.62)%      (1.85)%       (2.18)%
Ratios with waiver of fees and
  reduction for fees paid indirectly:
  Net expenses                              2.26%        2.02%         2.08%        2.08%         2.08%
  Net investment loss                      (1.51)%      (1.36)%       (1.35)%      (1.45)%       (1.93)%
---------------------------------------------------------------------------------------------------------

(a) Effective August 2, 2004, Pioneer Investment Management, Inc. became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.
++  Includes $0.10 related to investment reimbursement by affiliate.
(b) Net Investment loss per shares have been calculated using the average shares method.
(c) Amount rounds to less than $0.01 cent per share.

                                     Notes

                                     Notes

Pioneer
Growth Opportunities Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.


The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com.


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website

www.pioneerinvestments.com

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-21460)

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19267-01-0507
                                         (C)2007 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

PIONEER
--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND


                              Prospectus

                              May 1, 2007

                              Class Y Shares




                              Contents
                              --------------------------------------------------

                              Basic information about the fund ..............  1

                              Management .................................... 10

                              Buying, exchanging and selling shares ......... 12

                              Dividends, capital gains and taxes ............ 30

                              Financial highlights .......................... 31


Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

[LOGO]PIONEER
      Investments(R)

--------------------------------------------------------------------------------
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Contact your investment professional to discuss how the fund fits into your portfolio.
--------------------------------------------------------------------------------

Basic information about the fund

Investment objective
Growth of capital.

Principal investment strategies
The fund invests primarily in equity securities of companies that Pioneer Investment Management, Inc., the fund's investment adviser, considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The fund may invest a significant portion of its assets in equity securities of small companies.


The fund uses a "growth at a reasonable price" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Pioneer may also use quantitative analysis. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

o Strength of the company's balance sheet
o Quality of the management team
o Rate at which the company's earnings are projected to grow

o Whether the company stock may be trading at a discount relative to its industry peers or the overall market


Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for growth at a reasonable price or if any of the above factors have deteriorated. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

Investments in non-U.S. securities
The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging markets issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. Investing in Canadian and

Basic information about the fund


other non-U.S. issuers, particularly issuers in emerging markets, may involve unique risks compared to investing in the securities of U.S. issuers.

Principal risks of investing in the fund
You could lose money on your investment or not make as much as if you invested elsewhere if:
o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)
o Small company or growth stocks fall out of favor with investors
o The fund's investments do not have the growth potential originally expected


Risks of small companies

The fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:
o Be more sensitive to changes in the economy, earnings results and investor expectations
o Have more limited product lines and capital resources
o Experience sharper
  swings in market values
o Be harder to sell at the times and prices Pioneer thinks appropriate
o Offer greater potential for gain or loss

Risks of non-U.S. investments

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable

o Adverse effect of currency exchange rates or controls on the value of the fund's investments
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

o Economic, political and social developments may adversely affect the securities markets
o Withholding and other non-U.S. taxes may decrease the fund's return

Market segment risks

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the industrial segment, such as aerospace and defense, building products, construction and engineering, machinery and electrical equipment, transportation and commercial services and supplies, are affected by the supply and demand for their specific product or service and industrial products in general, as well as by government regulation, world events and economic conditions. Transportation stocks are cyclical and have occasional sharp price movements that may result from changes in the economy, fuel prices, and labor and insurance costs.

Basic information about the fund


The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund acquired the assets and liabilities of Safeco Growth Opportunities Fund (the predecessor fund) on December 10, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.

The performance of Class Y shares of the fund includes the net asset value performance of the predecessor fund's Class A shares prior to the reorganization, which has not been restated to reflect any differences in expenses. If all the expenses of the Pioneer fund were reflected, the performance would be lower.


The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the year-by-year performance of the fund's Class Y shares. The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.


The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return. You do not pay a sales charge on purchases or redemptions of Class Y shares.

Annual return Class Y shares (%)

(Year ended December 31)

[THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'97                     49.61
'98                      4.47
'99                      2.43
'00                     -4.52
'01                     21.66
'02                    -37.05
'03                     43.67
'04                     22.23
'05                      4.66
'06                      5.46

The highest calendar quarterly return was 34.38% (3/31/2001 to 6/30/2001)

The lowest calendar quarterly return was -26.86% (6/30/2002 to 9/30/2002)

Basic information about the fund



Comparison with the Russell 2000 Growth Index
The table shows the average annual total returns for Class Y shares of the fund over time and compares these returns to the returns of the Russell 2000 Growth Index. This index measures the performance of U.S. small cap growth stocks.

Unlike the fund, the index is not managed and does not incur expenses. The table:
o Assumes that you sell your shares at the end of the period

o Assumes that you reinvest all of your dividends and distributions

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.


You do not pay a sales charge on purchases or redemptions of Class Y shares.


Average annual total return (%)

(for periods ended December 31, 2006)



                                                                       Since  Inception
                                     1 Year   5 Years  10 Years    Inception      Date#
----------------------------------------------------------------------------------------
Class Y                                                                         9/30/96
Return before taxes                    5.46      4.06      8.54        9.46
--------------------------------------------------------------------------------
Return after taxes on
---------------------
distributions                          3.61      3.69      7.85        8.74
--------------------------------------------------------------------------------
Return after taxes on
---------------------
distributions and sale of shares       5.96      3.48      7.25        8.08
--------------------------------------------------------------------------------
Russell 2000 Growth Index
-------------------------
(reflects no deduction for taxes)     13.35      6.93      4.88        4.78
--------------------------------------------------------------------------------



# Inception date of the predecessor fund's Class A shares. Class Y shares commenced operations on September 23, 2005.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees


paid directly from your investment                                      Class Y
--------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares                            None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) when you sell shares                  None
--------------------------------------------------------------------------------


Annual fund operating expenses


paid from the assets of the fund
as a percentage of average daily net assets                             Class Y
--------------------------------------------------------------------------------
Management Fee                                                            0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      0.00%
--------------------------------------------------------------------------------
Other Expenses                                                            0.05%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(1)                                        0.02%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                                   0.72%
--------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's total operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                       Number of years you own your shares
                                 -----------------------------------------------
                                                       1       3       5      10
--------------------------------------------------------------------------------
Class Y                                              $74    $230    $401    $894
--------------------------------------------------------------------------------



1 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses.

2 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Basic information about the fund


Non-principal investment strategies and related risks As discussed, the fund invests primarily in equity securities.


The following sections describe additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. The fund's secondary, or non-principal, investment policies and strategies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Debt securities

The fund may invest up to 20% of its total assets in debt securities of U.S. corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities including below investment grade convertible debt securities. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective of capital growth, to diversify the fund's portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains. See "Financial highlights" for actual annual turnover rates.

Derivatives

The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:

o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
o As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The fund will only invest in derivatives to the extent Pioneer believes these investments do not prevent the fund from seeking its investment objective.

Management


Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of co-managers Diego Franzin and Peter Wiley. Mr. Franzin and Mr. Wiley also may draw upon the research and investment management expertise of the global research team, which provides fundamental and quantitative research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Franzin, a vice president and head of U.S. Quantitative Research & Management and leader of Global Active Quantitative Equity Research, joined Pioneer in 1998 as an active quantitative equity research analyst. Mr. Wiley, a vice president, joined Pioneer in 2006 as a portfolio manager. Prior to joining Pioneer, Mr. Wiley was a director and portfolio manager at Trove Partners, LLC from 2002 to 2006.


The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.

Management fee

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.65% of the fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2006, the fund paid management fees equivalent to 0.65% of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders, dated December 31, 2006.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Disclosure of portfolio holdings

The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Buying, exchanging and selling shares


Net asset value

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

The fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

You buy or sell Class Y shares at the share price.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

Distribution of Class Y shares The distributor incurs the expenses of distributing the fund's Class Y shares, none of which are reimbursed by the fund or the Class Y shareowners. Distribution expenses include fees paid to broker-dealers which have sales agreements with the distributor and other parties, advertising expenses and the cost of printing and mailing prospectuses to potential investors.

Additional payments to financial intermediaries
Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.


Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.


Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the

Buying, exchanging and selling shares



Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment may exceed the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.


Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

Opening your account


If you are an individual or other non-institutional investor, open your Class Y share account by completing an account application and sending it to the transfer agent by mail or by fax. If you are any other type of investor, please call the transfer agent to obtain a Class Y share account application and an account number.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.

P.O. Box 55150
Boston, Massachusetts 02205-5150
Telephone 1-800-665-8839


Telephone transaction privileges
If your account is registered in your name, you can exchange or sell Class Y shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller

Buying, exchanging and selling shares


to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

--------------------------------------------------------------------------------
By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-665-8839 between 9:00 a.m. and 5:30 p.m. Eastern time on any weekday that the New York Stock Exchange is open.
--------------------------------------------------------------------------------

General rules on buying, exchanging and selling your fund shares

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

--------------------------------------------------------------------------------
Good order means that:
o You have provided adequate instructions
o There are no outstanding claims against your account
o There are no transaction limitations on your account

o The purchase payment has cleared for shares you are requesting to redeem

o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o Your request includes a signature guarantee if you:
  - Are selling over $100,000 worth of shares and
  - Want the sale proceeds sent to an address other than your bank account of record or
  - Want the sale proceeds to be made payable to someone other than the account's record owners or
  - The account registration, address of record or bank account of record has changed within the last 30 days
  - Are selling or exchanging over $5 million worth of shares
  - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

Buying
You can buy Class Y shares at net asset value per share. The fund does not impose any initial, contingent deferred or asset based sales charge on Class Y shares. The distributor may reject any order until it has confirmed it in writing and received payment.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the

Buying, exchanging and selling shares


fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

Minimum investment amount

Your initial Class Y share investment must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The fund may waive the initial investment amount.

Waivers of the minimum investment amount

The fund will accept an initial investment of less than $5 million if:


(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or


(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or


(c) The account is not represented by a broker/dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or


(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or


(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or


(f)  The investment is made by another Pioneer fund

The fund reserves the right to waive the initial investment minimum in other circumstances.

Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.


Exchanging
You may exchange your Class Y shares for the Class Y shares of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your Class Y shares at net asset value without charging you either an initial or contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling
Your Class Y shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as broker-dealers, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently

Buying, exchanging and selling shares

purchased the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

--------------------------------------------------------------------------------
Other requirements
If you must use a written request to exchange or sell your Class Y shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
You may have to pay income taxes on a sale or an exchange.
--------------------------------------------------------------------------------

Buying shares



In writing, by mail

You can purchase Class Y shares by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

If you are registering an account in the name of a corporation or other fiduciary, you must send your completed account set-up forms to the transfer agent prior to making your initial purchase.

By wire

If you have an existing Class Y account, you may wire funds to purchase Class Y shares. Note, however, that:
o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank

o Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:
Receiving Bank:          State Street Bank
                         and Trust Company
                         225 Franklin Street
                         Boston, MA 02101
                         ABA Routing No. 011000028

For further credit to:   Shareholder Name
                         Existing Pioneer
                         Account No.
                         Pioneer Growth Opportunities Fund

Through your investment firm
Consult your investment professional for more information.

Buying, exchanging and selling shares

Exchanging shares

In writing, by mail or by fax
You can exchange Class Y shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $5 million. Include in your letter:
o The name and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $5 million
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The dollar amount or number of Class Y shares you are exchanging

By phone
After you establish your Class Y account, you can exchange fund shares by phone if:
o You are using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers Class Y shares
o You are not exchanging more than $5 million worth of shares per account per day
o You can provide the proper account identification information

Through your investment firm
Consult your investment professional for more information about exchanging your shares.

Selling shares


In writing, by mail or by fax

You can sell some or all of your Class Y shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the dollar amount or number of Class Y shares to be sold and any other applicable requirements as described below.

o The transfer agent will send the sale proceeds to your address of record unless you provide other instructions
o Your request must be signed by all registered owners
o The transfer agent will not process your request until it is received in good order

By fax
o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record


By phone or wire

o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record

You may sell fund shares held in a retirement plan account by phone only if your account is an IRA. You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

Through your investment firm
Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

Buying, exchanging and selling shares

How to contact us

By phone
For information or to request a telephone transaction between 9:00 a.m. and 5:30 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-665-8839

To use FactFone(SM) call
1-800-225-4321


By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.

P.O. Box 55150
Boston, Massachusetts 02205-5150


Pioneer website

www.pioneerinvestments.com


By fax
Fax your exchange and sale requests to: 1-888-294-4485

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.


While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or

Buying, exchanging and selling shares


exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Account options

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.


If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount instead of sending a check. Additional shares will be purchased at the then current net asset value.

Shareowner services

Pioneer website
www.pioneerinvestments.com

The website includes a full selection of information on mutual fund investing. You can also use the website to get:

o Your current account information
o Prices, returns and yields of all publicly available Pioneer mutual funds

o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

o A copy of Pioneer's privacy notice

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Request account statements

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies Signature guarantees and other requirements You are required to obtain a signature guarantee when:
o Requesting certain types of exchanges or sales of fund shares
o Requesting certain types of changes for your existing account

Buying, exchanging and selling shares


You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access

You may have difficulty contacting the fund by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center accordingly. If you are unable to access pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


Share certificates
The fund does not offer share certificates. Shares are electronically recorded.

Other policies
The fund and the distributor reserve the right to:
o reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o stop offering Class Y shares
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

Dividends, capital gains and taxes


Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

For U.S. federal income tax purposes, distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains are taxable as ordinary income. Dividends are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.


You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal, state, local and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of qualified dividend income and other U.S. federal income tax considerations that may affect the fund and its shareowners.

--------------------------------------------------------------------------------
Sales and exchanges may be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights


The financial highlights table helps you understand the fund's financial performance since the inception of Class Y shares.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class Y shares of the fund (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Financial highlights

Pioneer Growth Opportunities Fund


Class Y shares


                                                                Year Ended       9/23/05 to
                                                                 12/31/06        12/31/05(a)
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  31.19       $  30.48
                                                                ------------------------
Net increase (decrease) from investment operations:
  Net investment gain (loss)                                    $   0.01       $  (0.01)
  Net realized and unrealized gain on investments                   1.63           0.72
                                                                ------------------------
   Net increase from investment operations                      $   1.64       $   0.71
                                                                ------------------------
Distributions to shareowners:
  Net realized gain                                             $  (3.78)      $      -
                                                                ------------------------
Redemption fees                                                 $      -       $      -
                                                                ------------------------
Net increase (decrease) in net asset value                      $  (2.14)      $   0.71
                                                                ------------------------
Net asset value, end of period                                  $  29.05       $  31.19
                                                                =======================
Total return*                                                       5.46%          4.66%(b)
                                                                ----------      ----------
Ratio of net expenses to average net assets+                        0.72%          0.78%**
                                                                ----------      ----------
Ratio of net investment gain (loss) to average net assets+          0.00%         (0.15)%**
                                                                ----------      ----------
Portfolio turnover rate                                               99%            83%
                                                                ----------      ----------
Net assets, end of period (in thousands)                        $139,415       $215,755
                                                                ----------      ----------
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                      0.70%          0.77%**
                                                                ----------      ----------
  Net investment income (loss)                                      0.02%         (0.14)%**
-------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class Y shares were first offered September 23, 2005.
(b)  Not Annualized.

                                      Notes

                                      Notes

                                      Notes

                                      Notes

                                      Notes

Pioneer
Growth Opportunities Fund


You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-665-8839.

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com.



Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.



Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.


Visit our website

www.pioneerinvestments.com

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-21460)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19268-01-0507
                                         (C)2007 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

                        PIONEER GROWTH OPPORTUNITIES FUND
                            (Pioneer Series Trust II)
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION


                  Class A, Class B, Class C and Class Y Shares

                                   May 1, 2007

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B, and Class C shares prospectus and its Class Y shares prospectus, each dated May 1, 2007 as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of each prospectus on our website at: www.pioneerinvestments.com. The fund's financial statements for the fiscal year ended December 31, 2006 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

1.    Fund History ......................................................      2
2.    Investment Policies, Risks and Restrictions .......................      2
3.    Trustees and Officers .............................................     25
4.    Investment Adviser ................................................     33
5.    Principal Underwriter and Distribution Plans ......................     35
6.    Shareholder Servicing/Transfer Agent ..............................     40
7.    Custodian .........................................................     40
8.    Independent Registered Public Accounting Firm .....................     40
9.    Portfolio Management ..............................................     41
10.   Portfolio Transactions ............................................     44
11.   Description of Shares .............................................     46
12.   Sales Charges .....................................................     48
13.   Redeeming Shares ..................................................     54
14.   Telephone and Online Transactions .................................     55
15.   Pricing of Shares .................................................     57
16.   Tax Status ........................................................     58
17.   Investment Results ................................................     64
18.   Financial Statements ..............................................     64
19.   Annual Fee, Expense and Other Information .........................     65
20.   Appendix A - Description of Short-Term Debt, Corporate Bond and
      Preferred Stock Ratings ...........................................     70
21.   Appendix B - Proxy Voting Policies and Procedures .................     75

1. FUND HISTORY


The fund is a diversified series of Pioneer Series Trust II (the "Trust"), an open-end management investment company. The fund originally was established as Safeco Growth Fund, a series of Safeco Common Stock Trust, a Delaware statutory trust, on May 13, 1993. Pursuant to an agreement and plan of reorganization, Safeco Growth Fund was reorganized as a series of the Trust, a Delaware statutory trust, on December 10, 2004, and renamed "Pioneer Growth Opportunities Fund". Pioneer Investment Management Inc., ("Pioneer") is the fund's investment adviser.


2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectuses present the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

Investments in Equity Securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

Illiquid Securities


The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Investments in Initial Public Offerings

To the extent consistent with its investment objective, the fund may invest in initial public offerings ("IPOs") of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

Debt Securities Selection

In selecting debt securities for the fund, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given the outlook of Pioneer for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Convertible Debt Securities

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Debt Securities Rating Criteria


Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade,, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "C" or better, or comparable unrated securities.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.


For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.


U.S. Government Securities

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs;
(ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Debt Obligations of Non-U.S. Governments


The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.


A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.


Short-term Investments

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of corporate issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.


Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.


Investments in Emerging Markets. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities, including securities of emerging market issuers.


Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

Withholding and Other Taxes. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in Depositary Receipts

The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Real Estate Investment Trusts ("REITs") and Associated Risk Factors

REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

Other Investment Companies


The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if, as a result, (i) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (ii) more than 5% of the fund's total assets would be invested in any one investment company, or
(iii) more than 10% of the fund's total assets would be invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").


The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Exchange Traded Funds


Subject to the limitations on investment in other investment companies, the fund may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, Power Shares QQQ (QQQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.


Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Short Sales Against the Box

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times own an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Portfolio Turnover

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.

Foreign Currency Transactions

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

Options on Foreign Currencies

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.


The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.


The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

Options on Securities and Securities Indices

For hedging purposes or to seek to increase total return, the fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Call and Put Options on Securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

Writing Call and Put Options on Securities Indices. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


The fund may purchase and sell both options that are traded on U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The fund will engage in futures and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.


The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.


Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

Equity Swaps, Caps, Floors and Collars

The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Warrants and Stock Purchase Rights

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred Shares

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

Lending of Portfolio Securities

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and may pay a portion of the income or fee earned thereon to the borrower, lending agent or other intermediary. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

Disclosure of Portfolio Holdings


The Board of Trustees has adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other funds and accounts that have substantially similar investment strategies, these policies and procedures only relate to the disclosure of portfolio information of registered management investment companies.

Generally, Pioneer will make the fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish the fund's full portfolio holdings thirty (30) days after the end of each month. Such information shall be made available on the fund's website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding the fund's top ten holdings (including the percentage of the fund's assets represented by each security), the percentage breakdown of the fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.


Pioneer may provide the fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). As of the date of this statement of additional information, Pioneer had not provided the fund's portfolio holdings information to any entity prior to the date such information was made public. The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the fund.

Compliance with the fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The fund's portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the fund's custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the fund, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of the fund's portfolio holdings information.

In addition, the fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of the fund's fiscal quarter.

Investment Restrictions

Fundamental investment restrictions. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that a fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, a fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed);
(b) borrow up to an additional 5% of the fund's assets for temporary purposes;
(c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the fund's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if

     (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. When identifying industries for purposes of its concentration policy, the fund will rely upon available industry classifications. As of the date of this SAI, the fund relied on MSCI Global Industry Classification Standard (GICS) classifications. The fund's policy does not apply to investments in U.S. government securities.

Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders. The fund may not:

(1) Purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

(2) Engage in short sales, except short sales against the box.

(3) Invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G), such as one of the series of Pioneer Asset Allocation Series.

(4) Invest in companies for the purposes of exercising control or management.

3. TRUSTEES AND OFFICERS


The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 82 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

                                            Term of
                       Position Held        Office and
Name, Age              With the             Length of            Principal Occupation                        Other Directorships
and Address            Fund                 Service              During Past Five Years                      Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan,         Chairman of the      Trustee since 2004.  Deputy Chairman and a Director of Pioneer   Director of ICI Mutual
Jr. (80)*              Board, Trustee and   Serves until a       Global Asset Management S.p.A. ("PGAM");    Insurance Company
                       President            successor trustee    Non-Executive Chairman and a Director of
                                            is elected or        Pioneer Investment Management USA Inc.
                                            earlier retirement   ("PIM-USA"); Chairman and a Director of
                                            or removal.          Pioneer; Chairman and Director of Pioneer
                                                                 Institutional Asset Management, Inc.
                                                                 (since 2006); Director of Pioneer
                                                                 Alternative Investment Management Limited
                                                                 (Dublin); President and a Director of
                                                                 Pioneer Alternative Investment Management
                                                                 (Bermuda) Limited and affiliated funds;
                                                                 Director of PIOGLOBAL Real Estate
                                                                 Investment Fund (Russia) (until June
                                                                 2006); Director of Nano-C, Inc. (since
                                                                 2003); Director of Cole Management Inc.
                                                                 (since 2004); Director of Fiduciary
                                                                 Counseling, Inc.; President and Director
                                                                 of Pioneer Funds Distributor, Inc.
                                                                 ("PFD") (until May 2006); President of
                                                                 all of the Pioneer Funds; and Of Counsel,
                                                                 Wilmer Cutler Pickering Hale and Dorr LLP
                                                                 (counsel to PIM-USA and the Pioneer Funds)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (63)     Trustee              Trustee since 2005.  Executive Vice President and Chief          Director of The
3050 K. Street NW,                          Serves until a       Financial Officer, I-trax, Inc. (publicly   Enterprise Social
Washington, DC 20007                        successor trustee    traded health care services company)        Investment Company
                                            is elected or        (2004 - present); Partner, Federal City     (privately-held
                                            earlier retirement   Capital Advisors (boutique merchant         affordable housing
                                            or removal.          bank)(1997 to 2004); and Executive Vice     finance company); and
                                                                 President and Chief Financial Officer,      Director of New York
                                                                 Pedestal Inc. (internet-based mortgage      Mortgage Trust
                                                                 trading company) (2000-2002)                (publicly traded
                                                                                                             mortgage REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)      Trustee              Trustee since 2004.  President, Bush International, LLC          Director of Brady
3509 Woodbine Street,                       Serves until a       (international financial advisory firm)     Corporation (industrial
Chevy Chase, MD 20815                       successor trustee                                                identification and
                                            is elected or                                                    specialty coated
                                            earlier retirement                                               material products
                                            or removal.                                                      manufacturer); Director
                                                                                                             of Briggs & Stratton
                                                                                                             Co. (engine
                                                                                                             manufacturer); Director
                                                                                                             of UAL Corporation
                                                                                                             (airline holding
                                                                                                             company) and Director
                                                                                                             of Mantech
                                                                                                             International
                                                                                                             Corporation (national
                                                                                                             security, defense, and
                                                                                                             intelligence technology
                                                                                                             firm)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham   Trustee              Trustee since 2004.  Founding Director, Vice-President and       None
(59)                                        Serves until a       Corporate Secretary, The Winthrop Group,
1001 Sherbrooke                             successor trustee    Inc. (consulting firm); and Desautels
Street West,                                is elected or        Faculty of Management, McGill University
Montreal, Quebec,                           earlier retirement
Canada H3A1G5                               or removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)   Trustee              Trustee since 2006.  Private investor (2004 - present); and      Director of Quadriserv
89 Robbins Avenue,                          Serves until a       Senior Executive Vice President, The Bank   Inc. (technology
Berkeley Heights, NJ                        successor trustee    of New York (financial and securities       products for securities
07922                                       is elected or        services) (1986 - 2004)                     lending industry)
                                            earlier retirement
                                            or removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret    Trustee              Trustee since 2004.  President and Chief Executive Officer,      Director of New America
(58)                                        Serves until a       Newbury, Piret & Company, Inc.              High Income Fund, Inc.
200 State Street,                           successor trustee    (investment banking firm)                   (closed-end investment
12th Floor, Boston,                         is elected or                                                    company)
MA 021098                                   earlier retirement
                                            or removal.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)     Trustee              Trustee since 2004.  President, John Winthrop & Co., Inc.        None
One North Adgers                            Serves until a       (private investment firm)
Wharf, Charleston,                          successor trustee
SC 29401                                    is elected or
                                            earlier retirement
                                            or removal.
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Other Directorships
                                                                                                             Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Daniel K.              Executive Vice       Since March 2007.    Director, CEO and President of Pioneer
Kingsbury (48)*        President            Serves until a       Investment Management USA Inc.; Pioneer
                                            successor trustee    Investment Management, Inc. and Pioneer
                                            is elected or        Institutional Asset Management, Inc.
                                            earlier retirement   (since March 2007); Executive Vice
                                            or removal.          President of all of the Pioneer Funds
                                                                 (since March 2007); Director of Pioneer
                                                                 Global Asset Management S.p.A. (since
                                                                 March 2007); Head of New Markets
                                                                 Division, Pioneer Global Asset Management
                                                                 S.p.A. (2000-2007)
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E.             Secretary            Since 2004. Serves   Secretary of PIM-USA; Senior Vice           None
Bourassa (59)                               at the discretion    President- Legal of Pioneer;
                                            of the Board         Secretary/Clerk of most of PIM-USA's
                                                                 subsidiaries; and Secretary of all of the
                                                                 Pioneer Funds since September 2003
                                                                 (Assistant Secretary from November 2000
                                                                 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Christopher J.         Assistant Secretary  Since 2004. Serves   Vice President and Senior Counsel of        None
Kelley (42)                                 at the discretion    Pioneer since July 2002; Vice President
                                            of the Board         and Senior Counsel of BISYS Fund
                                                                 Services, Inc. (April 2001 to June 2002);
                                                                 Senior Vice President and Deputy General
                                                                 Counsel of Funds Distributor, Inc. (July
                                                                 2000 to April 2001); and Assistant
                                                                 Secretary of all of the Pioneer Funds
                                                                 since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P.         Assistant Secretary  Since 2006. Serves   Partner, Wilmer Cutler Pickering Hale and   None
Harvey (45)                                 at the discretion    Dorr LLP; and Assistant Secretary of all
                                            of the Board         of the Pioneer Funds since July 2006
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)      Treasurer            Since 2004. Serves   Vice President-Fund Accounting,             None
                                            at the discretion    Administration and Controllership
                                            of the Board         Services of Pioneer; and Treasurer of all
                                                                 of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley        Assistant Treasurer  Since 2004. Serves   Deputy Treasurer of Pioneer since 2004;     None
(47)                                        at the discretion    Treasurer and Senior Vice President, CDC
                                            of the Board         IXIS Asset Management Services from 2002
                                                                 to 2003; and Assistant Treasurer of all
                                                                 of the Pioneer Funds since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti       Assistant Treasurer  Since 2004. Serves   Assistant Vice President-Fund Accounting,   None
(42)                                        at the discretion    Administration and Controllership
                                            of the Board         Services of Pioneer; and Assistant
                                                                 Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)     Assistant Treasurer  Since 2004. Serves   Fund Accounting Manager - Fund              None
                                            at the discretion    Accounting, Administration and
                                            of the Board         Controllership Services of Pioneer; and
                                                                 Assistant Treasurer of all of the Pioneer
                                                                 Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim          Assistant Treasurer  Since 2004. Serves   Fund Administration Manager - Fund          None
Sullivan (33)                               at the discretion    Accounting, Administration and
                                            of the Board         Controllership Services since June 2003;
                                                                 Assistant Vice President - Mutual Fund
                                                                 Operations of State Street Corporation
                                                                 from June 2002 to June 2003 (formerly
                                                                 Deutsche Bank Asset Management); Pioneer
                                                                 Fund Accounting, Administration and
                                                                 Controllership Services (Fund Accounting
                                                                 Manager from August 1999 to May 2002);
                                                                 and Assistant Treasurer of all of the
                                                                 Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm      Chief Compliance     Since January 2007.  Chief Compliance Officer of Pioneer since   None
(47)                   Officer              Serves at the        December 2006 and of all the Pioneer
                                            discretion of the    Funds since January 2007; Vice President
                                            Board                and Compliance Officer, MFS Investment
                                                                 Management (August 2005 to December
                                                                 2006); Consultant, Fidelity Investments
                                                                 (February 2005 to July 2005): Independent
                                                                 Consultant (July 1997 to February 2005

* Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.


The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees


During the most recent fiscal year, the Board of Trustees held 11 meetings. Each Trustee attended at least 75% of such meetings.


The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee.

Committee members are as follows:

Audit

David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Independent Trustees

David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret and John Winthrop

Nominating

Mary K. Bush, Marguerite A. Piret, and John Winthrop (Chair)

Valuation

David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Policy Administration

Mary K. Bush (Chair), Thomas J. Perna and John Winthrop


During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Valuation, and Policy Administration Committees held 16, 13, 3, 4 and 9 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;


o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;


o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

o review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

o review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

o receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.


The Agreement and Declaration of Trust provides that the Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or the fund or that such indemnification would relieve any officer or Trustee of any liability to the Trust or the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Compensation of Officers and Trustees

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

Sales Loads. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

      o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

      o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

      o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2006, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):

o     the fund

o     an officer of the fund

o     a related fund

o     an officer of any related fund

o     Pioneer

o     PFD

o     an officer of Pioneer or PFD

o     any affiliate of Pioneer or PFD

o     an officer of any such affiliate

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $173,353 and $287,452.56 in each of 2005 and 2006.

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o     Pioneer

o     PFD

o     UniCredito Italiano

o     any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o     the fund

o     any related fund

o     Pioneer

o     PFD

o     any affiliated person of the fund, Pioneer or PFD

o     UniCredito Italiano

o     any other entity in a control relationship to the fund, Pioneer or PFD

Share Ownership. See "Annual Fee, Expense and Other Information" for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

Proxy Voting Policies. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's "Proxy Voting Policies and Procedures" are attached as "Appendix B".


4. INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.


Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or other agent appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the laws or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.


Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.65% of the fund's average daily net assets. This fee is computed and accrued daily and paid monthly.


Prior to August 2, 2004, Safeco Asset Management Company ("SAM") was the fund's investment adviser. The investment advisory services of SAM were performed under an investment advisory agreement, pursuant to which the fund paid SAM an annual fee equal to 0.70% of the fund's average daily net assets up to $250 million, 65% of the next $500 million, 0.60% of the next $500 million and 0.55% of the fund's average daily net assets greater than $1.25 billion..

See the table in Annual Fee, Expense and Other Information for management fees paid to Pioneer during recently completed fiscal years.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting, administration and legal services are performed by Pioneer and pursuant to which Pioneer receives a fee at the annual rate of 0.0225% of the fund's average daily net assets. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.


Potential Conflicts of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

Principal Underwriter

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Distribution Plans


The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Class Y shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan and Class C Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.


Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See "Annual Fee, Expense and Other Information" for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreement with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

      o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

                  o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

                  o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

      o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

      o     issued prior to the date of any termination or modification;

      o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

      o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

      o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

      o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B shares of the fund; or

      o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

      o as provided in the fund's prospectus or statement of additional information; or


      o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.


Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.


The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers that enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefore, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.


See "Annual Fee, Expense and Other Information" for fund expenses under the Class A Plan, Class B Plan, Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC. Class Y shares are not subject to a CDSC.


6. SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $26.60 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7. CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9. PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers


Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

-------------------------------------------------------------------------------------------------------------------
Name of Portfolio   Type of Account       Number of          Total Assets     Number of           Assets Managed
Manager                                   Accounts Managed   Managed          Accounts Managed    for which
                                                                              for which           Advisory Fee is
                                                                              Advisory Fee is     Performance-Based
                                                                              Performance-Based

-------------------------------------------------------------------------------------------------------------------
Diego Franzin       Other Registered      3                  $294,700,000     N/A                 N/A
                    Investment
                    Companies
                    -----------------------------------------------------------------------------------------------
                    Other Pooled          0                  0                N/A                 N/A
                    Investment Vehicles
                    -----------------------------------------------------------------------------------------------
                    Other Accounts        0                  0                N/A                 N/A
---------------------------------------- -----------------  -------------------------------------- ------------------

-------------------------------------------------------------------------------------------------------------------
Name of Portfolio   Type of Account       Number of          -Total Assets    Number of           Assets Managed
Manager                                   Accounts           Managed          Accounts Managed    for which
                                          Managed                             for which           Advisory Fee is
                                                                              Advisory Fee is     Performance-Based
                                                                              Performance-Based
-------------------------------------------------------------------------------------------------------------------
Peter Wiley         Other Registered      3                  -$1,397,722,000  N/A                 N/A
                    Investment
                    Companies
-------------------------------------------------------------------------------------------------------------------
                    Other Pooled          1                  -$149,194,000    N/A                 N/A
                    Investment Vehicles
                    -----------------------------------------------------------------------------------------------
                    Other Accounts        0                  -$0              N/A                 N/A
-------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.


      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

      o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

      o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

      o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Russell 2000 Growth Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.


      o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

      o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.


The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredito Italiano and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

--------------------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
--------------------------------------------------------------------------------
Diego Franzin                            A
--------------------------------------------------------------------------------
Peter Wiley                              A
--------------------------------------------------------------------------------


*Key to Dollar Ranges

A.    None
B.    $1 - $10,000
C.    $10,001 - $50,000
D.    $50,001 - $100,000

E.    $100,001 - $500,000
F.    $500,001 - $1,000,000
G.    Over $1,000,000

10. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus. See the table in Annual Fee, Expense and Other Information for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

11. DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.


The Agreement and Declaration of Trust, dated as of September 2, 2003 (the "Declaration of Trust"), as amended from time to time, permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of seven series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A, Class B, Class C, and Class Y. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the Trust are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Trust vote together as a class on matters that affect all series of the Trust in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.

As a Delaware statutory trust, the Trust's operations are governed by the Declaration of Trust. A copy of the Trust's Certificate of Trust dated September 2, 2003 as amended, is on file with the office of the Secretary of State of Delaware. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust is organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could become subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees,
(ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Trust may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such

Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration of Trust provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a Trustee of the Trust or other investment companies for which Pioneer acts as investment adviser.


12. SALES CHARGES


The fund continuously offers the following classes of shares designated as Class A, Class B, Class C, and Class Y as described in the prospectuses. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.


Class A Share Sales Charges


You may buy Class A shares at the public offering price, including a sales charge, as follows:


                                    Sales Charge as a % of
                                    ----------------------
                                    Offering   Net Amount   Dealer
Amount of Purchase                  Price      Invested     Reallowance

Less than $50,000                   5.75       6.10         5.00
$50,000 but less than $100,000      4.50       4.71         4.00
$100,000 but less than $250,000     3.50       3.63         3.00
$250,000 but less than $500,000     2.50       2.56         2.00
$500,000 but less than $1,000,000   2.00       2.04         1.75
$1,000,000 or more                  0.00       0.00         see below


The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.


No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

Accounts Other than Employer-Sponsored Retirement Plans
1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

Employer-Sponsored Retirement Plans
0.50%             Up to $50 million
0.25%             Over $50 million


These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $1 million in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 18 months of purchase.


Letter of Intent ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within five years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the five-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                                     CDSC as a % of Dollar
         Year Since Purchase                        Amount Subject to CDSC
         First                                                4.0
         Second                                               4.0
         Third                                                3.0
         Fourth                                               2.0
         Fifth                                                1.0
         Sixth and thereafter                                 0.0

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any CDSC that applied to the shares you originally purchased.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.


Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.


Class C Shares

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


Class Y Shares

No front-end, deferred or asset based sales charges are applicable to Class Y shares.

Additional Payments to Financial Intermediaries


The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

Revenue Sharing Payments. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.


The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.


Administrative and Processing Support Payments. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

Other Payments. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.


As of January 1, 2007, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:

A.G. Edwards & Sons Inc.
ADP Clearing & Outsourcing Services
AIG VALIC
Ameriprise Financial Services, Inc.
AmSouth Investment Services, Inc.
AXA Advisors, LLC
Bear, Stearns & Co. Inc.
Charles Schwab & Co., Inc.
Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Citistreet Equities LLC
Commonwealth Financial Network
D.A. Davidson & Co.
Delaware Distributors, L.P.
Edward D. Jones & Co., L.P.
Eisner Retirement Solutions LLC
Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
H&R Block Financial Advisors, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities Corporation

Legend Equities Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.
Morgan Stanley DW Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Services Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
National Investor Services Corp.
Nationwide Securities, Inc.
OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc
Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Reliance Securities, LLC
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Scottrade, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.
Symetra Investment Services, Inc.
UnionBanc Investment Services LLC
UBS Financial Services Inc.
Wachovia Securities
Wells Fargo Investments, LLC


Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13. REDEEMING SHARES


Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.


Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic Withdrawal Plan(s) ("SWP") (Class A, B, and C shares). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

Reinstatement Privilege (Class A and Class B Shares). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

14. TELEPHONE AND ONLINE TRANSACTIONS


You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for on line transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.


Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

o     For new accounts, complete the online section of the account application


o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.


Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.

FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.


FactFone(SM) allows shareholders to hear the following recorded fund information:

      o     net asset value prices for all Pioneer mutual funds;

      o     annualized 30-day yields on Pioneer's fixed income funds;

      o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

      o dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

15. PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The fund generally values its portfolio securities using closing market prices or readily available market quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's Trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

16. TAX STATUS


The fund is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders (provided that the distribution requirements set forth below are satisfied). In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year:
(a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships (other than qualified publicly trade partnerships) or trusts) will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the fund does not qualify as a regulated investment company for any taxable year, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.


Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless shareholders specify otherwise, all distributions from the fund will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code from the fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the fund and the shareholders. Dividends received by the fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.


Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions, including the portion of such distributions which may qualify for treatment as qualified dividend income, will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income.

The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Annual Fee, Expense and Other Information for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A shares in the fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

Dividends received by the fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares unless the acquisition of the fund shares was debt-financed. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. The fund does not expect to be a "U.S. real property holding corporation" as defined in section 897(c)(2) of the Code and, therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If the fund were a U.S. real property holding corporation, certain distributions by the fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

17. INVESTMENT RESULTS

See "Annual Fee, Expense and Other Information" for performance information for each class of fund shares as of the most recently completed fiscal year.

18. FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended December 31, 2006 appearing in the fund's annual report, filed with the SEC on March 1, 2007 (Accession No. 0000276776-07-000021) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.

The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

19. ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover

The fund's annual portfolio turnover rate for the fiscal years ended
December 31,


2006                                                          2005

99%                                                           83%

Share Ownership

As of March 31, 2007, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of March 31, 2007:

Record Holder                                         Share Class   Number of Shares   % of Class
--------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc                               A             2,339,899.517      16.68
exclusive benefit of its customers
Attn: Mutual Fund Dept
101 Montgomery St
San Francisco CA 94104-4122

State Street Bank & Trust Co Ttee                     A             716,190.352        5.10
Lowe's 401(K) Plan
105 Rosemont Rd # 1
Westwood MA 02090-2318

MG Trust Company                                      C             2,950.858          5.85
custodian for the benefit of its customers
700 17th St Ste 300
Denver CO 80202-3531

Citigroup Global Markets Inc.                         C             3,290.914          6.53
Attn: Peter Booth
333 West 34th St. 7th Fl.
New York NY 10001-2402


Trustee Ownership of Shares of the Fund and Other Pioneer Funds


The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2006. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2006. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2006. The dollar ranges in this table are in accordance with SEC requirements.

                                                            Aggregate Dollar Range of Equity
                                     Dollar Range of        Securities in All Registered Investment
                                     Equity Securities in   Companies Overseen by Trustee in
Name of Trustee                      the Fund               the Pioneer Family of Funds
---------------------------------------------------------------------------------------------------------
Interested Trustees
John F. Cogan, Jr.                                   None                             Over $100,000
Independent Trustees
David R. Bock                                        None                             Over $100,000
Mary K. Bush                                         None                             Over $100,000
Margaret B.W. Graham                                 None                             Over $100,000
Thomas J. Perna*                                     None                             Over $100,000
Marguerite A. Piret                                  None                             Over $100,000
John Winthrop                                        None                             Over $100,000


Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.


                                                     Pension or
                                                     Retirement Benefits    Total Compensation
                                     Aggregate       Accrued as Part of     from the Fund and
                                     Compensation    Fund Expenses          Other Pioneer Funds***
Name of Trustee                      from Fund**

Interested Trustees:
John F. Cogan, Jr.*                    $   500.00                  $0.00               $ 35,300.00
Independent Trustees:
David R. Bock                          $ 1,881.18                  $0.00               $149,500.00
Mary K. Bush                           $ 1,864.42                  $0.00               $148,250.00
Margaret B.W. Graham                   $ 1,962.16                  $0.00               $155,750.00
Thomas J. Perna+                       $ 1,553.39                  $0.00               $126,053.12
Marguerite A. Piret                    $ 2,276.07                  $0.00               $178,250.00
John Winthrop                          $ 1,752.77                  $0.00               $140,500.00
                                       ----------                                      -----------
Total                                  $11,789.99                  $0.00               $933,603.12

* Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.

**   For the fiscal year ended December 31, 2006.

*** For the calendar year ended December 31, 2006. There are 82 U.S. registered investment portfolios in the Pioneer Family of Funds.

+    Mr. Perna became a Trustee on February 7, 2006.

Approximate Management Fees the Fund Paid or Owed Pioneer

The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.


For the Fiscal Years Ended December 31,
                   2006              2005             2004
Gross Fee          $ 4,227,612       $ 3,475,846      $ 3,507,995
Incurred
Net Fee Paid       $ 4,227,612       $ 3,475,846      $ 3,242,403


Fees the Fund Paid to Pioneer under the Administration Agreement


For the Fiscal Years Ended December 31,
2006         2005           2004
$133,839     $ 111,677      $ 230,354


Carryover of Distribution Expenses


As of December 31, 2006 the carryover of distribution expenses under the Class A Plan was:

$5,640


Underwriting Expenses and Commissions


For the fiscal years ended December 31,

                                     2006             2005             2004
-------------------------------------------------------------------------------
Approximate Net                         8,388         $ 4,272          $ 0
Underwriting Expenses
Retained by PFD

Approximate Commissions              $ 46,241         $ 23,394         $ 0
Reallowed to Dealers (Class
A shares)

Approximate Commissions              $ 0              $ 0              $ 0
Reallowed to Dealers (Class
C shares)

Approximate Brokerage and            $ 2,163,000      $ 1,252,118      $ 4,824
Underwriting Commissions
(Portfolio Transactions)

Fund Expenses under the Distribution Plans


For the Fiscal Year Ended December 31, 2006
Class A Plan                       Class B Plan              Class C Plan
$187,781                           $34,820                   $12,521


CDSCs


During the fiscal year ended December 31, 2006, the following CDSCs were paid to
PFD:

$13,444

Capital Loss Carryforwards as of December 31, 2006

$0


Fund Performance


The fund acquired the assets and liabilities of Safeco Growth Opportunities Fund (the predecessor fund) on December 10, 2004. In the reorganization, the predecessor fund exchanged its assets for Investor Class shares of the fund. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.


The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's Class A, Class B and Class C shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.


The performance of Class Y shares of the fund includes the net asset value performance of the predecessor fund's Class A shares prior to the reorganization, which has not been restated to reflect any differences in expenses. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Average Annual Total Returns as of December 31, 2006


The table reflects sales charges applicable to the class.

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.


                                                   Average Annual Total Return (%)
                                                                              Since   Inception
Class of Shares                       One Year   Five Years   Ten Years   Inception        Date
Class A Shares                                                                         9/30/96#
Return before taxes                      -1.25         2.68        7.84        8.78
Return after taxes on distributions      -2.99         2.32        7.16        8.06
Return after taxes on distributions       1.46         2.29        6.62        7.46
and sale of shares
Class B Shares                                                                         9/30/96#
Return before taxes                        .12         3.02        7.59        8.51
Return after taxes on distributions      -1.86         2.63        6.88        7.77
Return after taxes on distributions       2.68         2.58        6.39        7.22
and sale of shares
Class C Shares                                                                          4/3/00#
Return before taxes                       3.93         3.13         N/A        3.91
Return after taxes on distributions       1.95         2.73         N/A        3.61
Return after taxes on distributions       5.15         2.67         N/A        3.37
and sale of shares
Class Y Shares                                                                         9/30/96#
Return before taxes                       5.46         4.06        8.54        9.46
Return after taxes on distributions       3.61         3.69        7.85        8.74
Return after taxes on distributions       5.96         3.48        7.25        8.08
and sale of shares

# Inception date of the predecessor fund. Class A, Class B and Class C shares commenced operations on December 11, 2004. Class Y shares commenced operations on September 23, 2005.

20. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS 1

Moody's Investors Service, Inc. ("Moody's") Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Moody's Debt Ratings

----------
1 The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

21. Appendix B

                     Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment subadvisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

      o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

      o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

      o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

      o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

      o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

      o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

      o     Retains a record of the vote cast;

      o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

      o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

      o     A record memorializing the basis for each referral vote cast;

      o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

      o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                              Proxy Voting Policies

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

      o     Corporate name change.

      o     A change of corporate headquarters.

      o     Stock exchange listing.

      o     Establishment of time and place of annual meeting.

      o     Adjournment or postponement of annual meeting.

      o     Acceptance/approval of financial statements.

      o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

      o     Approval of minutes and other formalities.

      o Authorization of the transferring of reserves and allocation of income.

      o     Amendments to authorized signatories.

      o     Approval of accounting method changes or change in fiscal year-end.

      o     Acceptance of labor agreements.

      o     Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

      o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

      o     Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

      o     Seek bids from other auditors.

      o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

      o     Indemnify auditors.

      o Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

      o Audit, compensation and nominating committees composed of independent directors exclusively.

      o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

      o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

      o     Election of an honorary director.

We will vote against:

      o     Minimum stock ownership by directors.

      o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

      o Requirements for union or special interest representation on the board.

      o     Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

      o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

      o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

      o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

      o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

      o Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

      o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

      o     Contested election of directors.

      o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

      o     Mandatory retirement policies.

      o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

      o     Cumulative voting.

      o     Increase ability for shareholders to call special meetings.

      o     Increase ability for shareholders to act by written consent.

      o     Restrictions on the ability to make greenmail payments.

      o     Submitting rights plans to shareholder vote.

      o     Rescinding shareholder rights plans ("poison pills").

      o     Opting out of the following state takeover statutes:

      o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

      o Control share cash-out provisions, which require large holders to acquire shares from other holders.

      o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

      o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

      o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

      o     Fair price provisions.

      o     Authorization of shareholder rights plans.

      o     Labor protection provisions.

      o     Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

      o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

      o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

      o     Proposals that allow shareholders to nominate directors.

We will vote against:

      o     Classified boards, except in the case of closed-end mutual funds.

      o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

      o     Classes of shares with unequal voting rights.

      o     Supermajority vote requirements.

      o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

      o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

      o     Extension of advance notice requirements for shareholder proposals.

      o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

      o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

      o     Changes in par value.

      o     Reverse splits, if accompanied by a reduction in number of shares.

      o Share repurchase programs, if all shareholders may participate on equal terms.

      o     Bond issuance.

      o     Increases in "ordinary" preferred stock.

      o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

      o     Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

      o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

      o Increase in authorized common stock. We will make a determination considering, among other factors:

      o     Number of shares currently available for issuance;

      o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

      o     Proposed use of the additional shares; and

      o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

      o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

      o     Proposals to submit private placements to shareholder vote.

      o     Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

      o     401(k) benefit plans.

      o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

      o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

      o     Amendments to performance plans to conform with OBRA;

      o     Caps on annual grants or amendments of administrative features;

      o     Adding performance goals; and

      o     Cash or cash-and-stock bonus plans.

      o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

      o     Require that option repricings be submitted to shareholders.

      o     Require the expensing of stock-option awards.

      o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

      o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

      o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

            o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                  Dilution = (A + B + C) / (A + B + C + D), where
                  A = Shares reserved for plan/amendment,

                  B = Shares available under continuing plans,

                  C = Shares granted but unexercised and

                  D = Shares outstanding.

            o     The plan must not:

                  o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

                  o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

      o We are generally in favor of proposals that increase participation beyond executives.

      o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

      o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

      o We generally support proposals asking companies to adopt stock holding periods for their executives.

      o     All other employee stock purchase plans.

      o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

      o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

      We will vote against:

      o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

      o     Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

      o     Limits on executive and director pay.

      o     Stock in lieu of cash compensation for directors.

Corporate Governance

Pioneer will vote for:

      o     Confidential Voting.

      o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

      o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

      o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

      o Bundled proposals. We will evaluate the overall impact of the proposal.

      o     Adopting or amending the charter, bylaws or articles of association.

      o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

      o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

      o     Limitations on stock ownership or voting rights.

      o     Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

      o     Mergers and acquisitions.

      o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

      o     Debt restructurings.

      o     Conversion of securities.

      o     Issuance of shares to facilitate a merger.

      o     Private placements, warrants, convertible debentures.

      o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

      o     Establishment of new classes or series of shares.

      o     Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

      o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

      o     Approval of new or amended advisory contracts.

      o     Changes from closed-end to open-end format.

      o     Authorization for, or increase in, preferred shares.

      o     Disposition of assets, termination, liquidation, or mergers.

      o Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

      o Conduct studies regarding certain issues of public concern and interest;

      o Study the feasibility of the company taking certain actions with regard to such issues; or

      o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

PIONEER
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AMT-FREE MUNICIPAL FUND

Prospectus


May 1, 2007

Class A, Class B and Class C Shares


Contents


Basic information about the fund ..............  1
Management .................................... 12
Buying, exchanging and selling shares ......... 14
Dividends, capital gains and taxes ............ 46
Financial highlights .......................... 48


[LOGO]PIONEER
      Investments(R)

Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

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An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

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Contact your investment professional to discuss how the fund fits into your portfolio.
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Basic information about the fund

Investment objective
As high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in investment grade municipal bonds with a maturity of more than one year, the interest on which is exempt from regular federal income tax. The fund will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax.


The fund's investments include bonds, notes and other debt instruments issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies or instrumentalities.

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, inverse floating rate, floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. Instruments that allow for balloon payments or negative amortization payments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.


The fund will limit its investment in municipal securities whose issuers are located in the same state to less than 25% of the fund's total assets.

The fund may invest in municipal securities of any maturity, although under normal circumstances it is anticipated that the fund will generally invest in longer-term investments. Municipal securities with longer maturities are generally more volatile than other fixed income securities with shorter maturities.

Pioneer Investment Management, Inc., the fund's investment adviser, considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity and rating weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating and issuer diversification. Pioneer also employs due

Basic information about the fund

diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality, taking into account financial condition, future capital needs and potential for change in rating. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.


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Investment grade securities

A debt security is considered investment grade if it is:
o   Rated BBB or higher at the time of purchase by Standard & Poor's Ratings
    Group;
o Rated the equivalent rating by a nationally recognized statistical rating organization; or
o   Determined to be of equivalent credit quality by Pioneer

Securities in the lowest category of investment grade are considered to have speculative characteristics.
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Principal risks of investing in the fund
You could lose money on your investment or not make as much as if you invested elsewhere if:

o Interest rates go up, causing the value of the fund's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
o The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This is known as credit risk

o New federal or state legislation adversely affects the tax-exempt status of securities held by the fund or the financial ability of municipalities to repay these obligations
o The issuer of a security owned by the fund may not be able to make timely payments because of a general economic downturn or increased governmental costs
o Pioneer is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

Although distributions of interest income from the fund's tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about state and local taxes on your fund distributions.

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:
o   Inadequate financial information
o   Small, less liquid and more volatile markets
o   Political and economic upheavals


Market segment risks
To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

Basic information about the fund

The fund's past performance

The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund acquired the assets and liabilities of Safeco Municipal Bond Fund (the predecessor fund) on December 10, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.

The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's Class A, Class B and Class C shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.


The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the year-by-year performance of the fund's Class A shares.

Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

Annual return Class A shares (%)

(Year ended December 31)



[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


'97            10.17
'98             5.75
'99            -6.49
'00            13.75
'01             4.91
'02             9.98
'03             5.66
'04             5.45
'05              4.8
'06              5.2


The highest calendar quarterly return was 6.02% (6/30/2002 to 9/30/2002)

The lowest calendar quarterly return was -2.70% (3/31/2004 to 6/30/2004)

Basic information about the fund

Comparison with the Lehman Brothers Municipal Bond Index The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Lehman Brothers Municipal Bond Index. This index is a broad measure of the municipal bond market.


Unlike the fund, the index is not managed and does not incur expenses. The table:

o   Reflects sales charges applicable to the class
o   Assumes that you sell your shares at the end of the period
o   Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2006)



                                                                       Since  Inception
                                     1 Year   5 Years   10 Years   Inception       Date#
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Class A                                                                         9/30/96
Return before taxes                    0.44      5.23       5.20        5.33
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Return after taxes on
distributions                          0.30      3.98       3.56        3.67
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Return after taxes on
distributions and sale of shares       1.93      4.08       3.61        3.71
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Class B                                                                         9/30/96
Return before taxes                    0.37      5.37       5.02        5.12
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Class C                                                                         10/1/03
Return before taxes                    4.52       N/A        N/A        4.38
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Lehman Brothers Municipal
Bond Index (reflects no
deduction for taxes)                   4.84      5.53       5.76        5.87*
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# Inception date of the predecessor fund. Class A, Class B and Class C shares commenced operations on December 11, 2004.

*   Since the inception of Class A and Class B shares. Class C shares: 4.66%.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareowner fees
paid directly from your investment                      Class A   Class B  Class C
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Maximum sales charge (load) when you buy shares
as a percentage of offering price                         4.50%      None     None
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Maximum deferred sales charge (load) as a percent-
age of offering price or the amount you receive when
you sell shares, whichever is less                      None(1)        4%       1%
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Annual fund operating expenses


paid from the assets of the fund
as a percentage of average daily net assets     Class A       Class B      Class C
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Management Fee                                    0.50%         0.50%        0.50%
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Distribution and Service (12b-1) Fee              0.25%         1.00%        1.00%
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Other Expenses                                    0.21%         0.19%        0.15%
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Total Annual Fund Operating Expenses(2)           0.96%         1.69%        1.65%
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Less: Fee Waiver and Expense Limitation(3)       -0.14%         0.00%        0.00%
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Net Expenses(3)                                   0.82%         1.69%        1.65%
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Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                    If you sell your shares                If you do not sell your shares
            ----------------------------------------   ---------------------------------------
                                   Number of years you own your shares
            ----------------------------------------------------------------------------------
                  1         3          5          10         1         3         5          10
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Class A        $530      $729       $944      $1,563      $530      $729      $944      $1,563
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Class B         572       833      1,018       1,804       172       533       918       1,804
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Class C         268       520        897       1,955       168       520       897       1,955
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Basic information about the fund

1 Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."

2 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.


3 Net expenses in the table reflect the expense limitations currently in effect, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.82%, 1.72% and 1.72% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through May 1, 2008. There can be no assurance that Pioneer will extend the expense limitations beyond such time. See the statement of additional information for details regarding the expense limitation agreement.

Non-principal investment strategies and related risks
As discussed, the fund invests primarily in investment grade securities that provide income that is exempt from federal income tax.


The following sections describe additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. The fund's secondary, or non-principal, investment policies and strategies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


More on rating criteria
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Taxable investments

The fund may invest up to 20% of its net assets in taxable investments, including securities of other investment companies, investment grade commercial paper, U.S. government securities, U.S. or foreign bank instruments and repurchase agreements.

Below investment grade securities

The fund may invest up to 10% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. The fund may invest in debt securities rated "D" or better, or comparable unrated securities.


Collateralized debt obligations
The fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality and yield. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. The risks of an investment in a CDO depend largely on the type of

Basic information about the fund


the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the fund invests (e.g., the fund may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the fund as illiquid securities, which may be difficult to sell at an advantageous time or price.

Inverse floating rate obligations

The fund may invest up to 10% of its net assets in inverse floating rate obligations (a type of derivative instrument). Inverse floating rate obligations represent interests in tax-exempt bonds. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same municipality and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains. See "Financial highlights" for actual annual turnover rates.

Derivatives

The fund may, but is not required to, use futures and options on securities, indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:
o As a hedge against adverse changes in the market prices of securities or interest rates
o   As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the fund's exposure to the market prices of securities or interest rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The fund will only invest in derivatives to the extent Pioneer believes these investments do not prevent the fund from seeking its investment objective.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.


Portfolio management

Day-to-day management of the Fund's portfolio is the responsibility of Stephen
C. Bauer. Mr. Bauer is supported by David Eurkus, portfolio manager, and the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Bauer joined Pioneer in November 2004. Prior to joining Pioneer, Mr. Bauer was president and director of Safeco Asset Management Company, and previously served as a portfolio manager of the fund's predecessor fund from that fund's inception until Pioneer assumed management in August 2004. Mr. Eurkus joined Pioneer as a senior vice president in January 2001 and has been an investment professional since 1969.

The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.

Management fee

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.50% of the fund's average daily net assets up to $250 million, 0.45% of the next $500 million and 0.40% on assets over $750 million. The fee is accrued daily and paid monthly.

For the fiscal year ended December 31, 2006, the fund paid management fees equivalent to 0.48% of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders, dated December 31, 2006.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Disclosure of portfolio holdings

The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Buying, exchanging and selling shares

Net asset value

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

The fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

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Share price
The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge.
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Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
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Choosing a class of shares
The fund offers three classes of shares through this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o   How long you expect to own the shares
o   The expenses paid by each class
o   Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

Distribution plans

The fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


Additional payments to financial intermediaries

There are two principal ways you compensate the financial intermediary through which you buy shares of the fund - directly, by the payment of sales commissions, if any; and indirectly, as a result of the fund paying Rule 12b-1 fees.

Buying, exchanging and selling shares


Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment may exceed the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

Buying, exchanging and selling shares

Comparing classes of shares


                    Class A                     Class B                     Class C
-----------------------------------------------------------------------------------------------------
Why you might       Class A shares may be       You may prefer Class B      You may prefer Class C
prefer each class   your best alternative if    shares if you do not        shares if you do not
                    you prefer to pay an        want to pay an initial      wish to pay an initial
                    initial sales charge and    sales charge, or if you     sales charge and you
                    have lower annual           plan to hold your invest-   would rather pay higher
                    expenses, or if you         ment for at least five      annual expenses over
                    qualify for any reduction   years.                      time.
                    or waiver of the initial
                    sales charge.
-----------------------------------------------------------------------------------------------------
Initial sales       Up to 4.50% of the          None                        None
charge              offering price, which is
                    reduced or waived for
                    large purchases and
                    certain types of inves-
                    tors. At the time of your
                    purchase, your invest-
                    ment firm may receive a
                    commission from the
                    distributor of up to 4%,
                    declining as the size of
                    your investment
                    increases.
-----------------------------------------------------------------------------------------------------
Contingent          None, except in certain     Up to 4% is charged if      A 1% charge if you sell
deferred sales      circumstances when          you sell your shares.       your shares within one
charges             the initial sales charge    The charge is reduced       year of purchase. Your
                    is waived.                  over time and not           investment firm may
                                                charged after five years.   receive a commission
                                                Your investment firm        from the distributor at
                                                may receive a commis-       the time of your pur-
                                                sion from the distributor   chase of up to 1%.
                                                at the time of your pur-
                                                chase of up to 4%.
-----------------------------------------------------------------------------------------------------
Distribution and    Up to 0.25% of average      Up to 1% of average         Up to 1% of average
service fees        daily net assets.           daily net assets.           daily net assets.
-----------------------------------------------------------------------------------------------------
Annual expenses     Lower than Class B or       Higher than Class A         Higher than Class A
(including          Class C.                    shares; Class B shares      shares; Class C shares
distribution and                                convert to Class A          do not convert to any
service fees)                                   shares after eight          other class of shares.
                                                years.                      You continue to pay
                                                                            higher annual expenses.
-----------------------------------------------------------------------------------------------------
Exchange            Class A shares of other     Class B shares of other     Class C shares of other
privilege           Pioneer mutual funds.       Pioneer mutual funds.       Pioneer mutual funds.
-----------------------------------------------------------------------------------------------------
Maximum             None                        $49,999                     $999,999
purchase amount
(per transaction)
-----------------------------------------------------------------------------------------------------

Sales charges: Class A shares

You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund. You do not pay a contingent deferred sales charge when you sell shares purchased through reinvestment of dividends or capital gain distributions.

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Offering price
The net asset value per share plus any initial sales charge.
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Sales charges for Class A shares

                                        Sales charge as % of
                                    ------------------------
                                      Offering    Net amount
Amount of purchase                       price      invested
------------------------------------------------------------
Less than $100,000                        4.50          4.71
------------------------------------------------------------
$100,000 but less than $250,000           3.50          3.63
------------------------------------------------------------
$250,000 but less than $500,000           2.50          2.56
------------------------------------------------------------
$500,000 but less than $1 million         2.00          2.04
------------------------------------------------------------
$1 million or more                         -0-           -0-
------------------------------------------------------------

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.

Reduced sales charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares over time if: o The amount of shares you own plus the amount you are investing now is at least $100,000 (Rights of accumulation) o You plan to invest at least $100,000 over the next 13 months (Letter of intent)

Buying, exchanging and selling shares

Rights of accumulation

If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.


Letter of intent
You can use a letter of intent to qualify for reduced sales charges in two situations:
o If you plan to invest at least $100,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months

o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A, Class B or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Qualifying for a reduced Class A sales charge

In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.


You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.


Class A purchases at a reduced initial sales charge or net asset value are also available to:
Group plans if the sponsoring organization:
o   recommends purchases of Pioneer mutual funds to,
o   permits solicitation of, or
o   facilitates purchases by its employees, members or participants.

Buying, exchanging and selling shares

Class A purchases at net asset value
You may purchase Class A shares at net asset value (without a sales charge) as follows.

Investments of $1 million or more and certain retirement plans

You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more, are a participant in an employer-sponsored retirement plan with at least $1 million in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a deferred sales charge if you sell your Class A shares within 18 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.


If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

Class A purchases at net asset value are available to:
o   Current or former trustees and officers of the fund;

o Partners and employees of legal counsel to the fund (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);
o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;

o Employees of AmSouth Bank (at the time of initial share purchase) investing through an account held with AmSouth Investment Services, Inc.;
o   Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o   Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Pioneer or any of its affiliates serve as investment adviser or manager;
o In connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;

o   Certain unit investment trusts;

o Employer-sponsored retirement plans with at least $1 million in total plan assets;

o Employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
    (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;
o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;

o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;

o Shareholders of record (i.e., not held in the name of your broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Buying, exchanging and selling shares

Reinstatement privilege for Class A and Class B shares
If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
o You must send a written request to the transfer agent no more than 90 days after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

Class A shares that are subject to a contingent deferred sales charge

Purchases of Class A shares of $1 million or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 18 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code that has at least $1 million in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).


--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Sales charges: Class B shares

You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.

Contingent deferred sales charge

On shares sold                                                         As a % of
before the                                                 dollar amount subject
end of year                                                  to the sales charge
--------------------------------------------------------------------------------
1                                                                              4
--------------------------------------------------------------------------------
2                                                                              4
--------------------------------------------------------------------------------
3                                                                              3
--------------------------------------------------------------------------------
4                                                                              2
--------------------------------------------------------------------------------
5                                                                              1
--------------------------------------------------------------------------------
6+                                                                             0
--------------------------------------------------------------------------------


Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased.


Conversion to Class A shares
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares eight years after the date of purchase except that:

o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account

o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

Buying, exchanging and selling shares

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class B shares so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o   You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Sales charges: Class C shares

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class C shares so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o   You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Waiver or reduction of contingent deferred sales charges (CDSC) It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

Class A, Class B and Class C shares
The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

Buying, exchanging and selling shares
o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
    - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
    - It is a required minimum distribution due to the attainment of age 701/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
    - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
    - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);

o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
    -   A return of excess employee deferrals or contributions;
    - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;
    - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year; or
    - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or
o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Opening your account

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Telephone transaction privileges

If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.


When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

Buying, exchanging and selling shares

--------------------------------------------------------------------------------
By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFone(SM) at any time.
--------------------------------------------------------------------------------

Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o   For new accounts, complete the online section of the account application

o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

General rules on buying, exchanging and selling your fund shares

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

--------------------------------------------------------------------------------
Good order means that:
o   You have provided adequate instructions
o   There are no outstanding claims against your account
o   There are no transaction limitations on your account

o   The purchase payment has cleared for shares you are requesting to redeem

o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o   Your request includes a signature guarantee if you:
    -   Are selling over $100,000 or exchanging over $500,000 worth of shares
    -   Changed your account registration or address within the last 30 days
    - Instruct the transfer agent to mail the check to an address different from the one on your account
    -   Want the check paid to someone other than the account owner(s)
    - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
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Buying
You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of

Buying, exchanging and selling shares


determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.


Minimum investment amounts

Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.


Maximum purchase amounts
Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.

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Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
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Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Exchanging
You may exchange your shares for shares of the same class of another Pioneer mutual fund.


Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Your exchanges are subject to certain limitations. See "Shareowner Account Policies - Exchange Limitation."


Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling
Your shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as broker-dealers, receives your request in good order.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

--------------------------------------------------------------------------------
You may have to pay income taxes on a sale or an exchange.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Consult your investment professional to learn more about buying, exchanging or selling fund shares.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Buying shares

Through your investment firm
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o   You established your bank account of record at least 30 days ago
o   Your bank information has not changed for at least 30 days
o   You are not purchasing more than $25,000 worth of shares per account per day
o   You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.


In writing, by mail

You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

Exchanging shares

Through your investment firm
Normally, your investment firm will send your exchange request to the fund's transfer agent. Consult your investment professional for more information about exchanging your shares.

By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o   The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o   You can provide the proper account identification information

In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o   The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o   The class of shares you are exchanging
o   The dollar amount or number of shares you are exchanging

Buying, exchanging and selling shares

Selling shares

Through your investment firm
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

How to contact us

By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website

www.pioneerinvestments.com


By fax
Fax your exchange and sale requests to:
1-800-225-4240

Buying, exchanging and selling shares

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.


While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

In addition to monitoring trades, the policies and procedures provide that:

o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B or Class C shares that may occur in any calendar year. See "Exchange limitation."


The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Account options
See the account application form for more details on each of the following options.

Automatic investment plans
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class B or Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.

Pioneer Investomatic Plan
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Buying, exchanging and selling shares

Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o   You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o   The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.


If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount instead of sending a check. Additional shares will be purchased at the then current net asset value.


Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o   You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)


These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.


Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Buying, exchanging and selling shares

Shareowner services


Pioneer website
www.pioneerinvestments.com

The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o   Your current account information
o   Prices, returns and yields of all publicly available Pioneer mutual funds

o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

o   A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o   Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o   Request account statements

If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).

Household delivery of fund documents

With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.


Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

TDD 1-800-225-1997
If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.

Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies

Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o   Requesting certain types of exchanges or sales of fund shares
o   Redeeming shares for which you hold a share certificate
o   Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Exchange limitation
You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less

Buying, exchanging and selling shares

efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access

You may have difficulty contacting the fund by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


Share certificates
The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Other policies
The fund and the distributor reserve the right to:
o   reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
The fund declares a dividend daily. The dividend consists of substantially all of the fund's net income. You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The fund generally pays any distributions of net short- and long-term capital gains in November.

The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

For U.S. federal income tax purposes, distributions from the fund's tax-exempt interest, called "exempt-interest dividends," are exempt from regular federal income tax and, for purposes of the federal alternative minimum tax, are not tax preference items for non-corporate shareholders. Distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains and dividends that are not exempt-interest dividends are taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay "qualified dividend income," taxable dividends from the fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. Any taxable dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.


You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends (other than exempt-interest dividends) and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal and state tax considerations, including possible state and local income taxation of the fund's exempt-interest dividends and other distributions. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.

--------------------------------------------------------------------------------
Sales and exchanges may be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand the fund's financial performance for the past five years.


Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class B and Class C shares of the fund (assuming reinvestment of all dividends and distributions).


The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Pioneer AMT-Free Municipal Fund

Class A shares


                                            Year Ended   Year Ended    Year Ended    Year Ended   Year Ended
                                             12/31/06     12/31/05   12/31/04 (a)     12/31/03     12/31/02
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $14.13     $  14.38       $ 14.45       $ 14.46      $ 13.98
Increase from investment operations:       ----------------------------------------------------------------
 Net investment income                         $ 0.53     $   0.54       $  0.61(b)    $  0.66      $  0.66
 Net realized and unrealized gain             -------      -------       -------       -------      -------
   on investments                                0.18         0.14          0.14          0.13         0.69
                                              -------------------------------------------------------------
   Net increase from investment
    operations                                $  0.71     $   0.68       $  0.75       $  0.79      $  1.35
Distributions to shareowners:                 -------      -------       -------       -------      -------
 Net investment income                          (0.61)       (0.64)        (0.60)        (0.63)       (0.64)
                                              -------      -------       -------       -------      -------
 Net realized gain                              (0.12)       (0.29)        (0.22)        (0.17)       (0.23)
                                             --------     -------        -------       -------      -------
Net increase (decrease) in net
  asset value                                $  (0.02)    $  (0.25)      $ (0.07)      $ (0.01)     $  0.48
                                             --------     --------       -------       -------      -------
Net asset value, end of period               $  14.11     $  14.13       $ 14.38       $ 14.45      $ 14.46
                                             ==============================================================
Total return*                                    5.20%        4.81%         5.40%         5.66%        9.99%
Ratio of net expenses to average              -------      -------       -------       -------      -------
  net assets+                                    0.86%        0.87%         0.91%         0.87%        0.89%
                                              -------      -------       -------       -------      -------
Ratio of net investment income to                4.48%        4.42%         4.25%         4.58%        4.74%
  average net assets+                         -------      -------       -------       -------      -------

Portfolio turnover rate                             8%          12%            7%           20%          19%
                                              -------      -------       -------       -------      -------
Net assets, end of period (in thousands)     $471,084     $ 16,033       $   227       $ 6,538       $3,787
                                             --------     --------       -------       -------      -------
Ratios with no waiver of management
  fees by Pioneer and no reduction for
  fees paid indirectly:
 Net expenses                                    0.96%        1.16%         0.91%         0.87%        0.89%
                                              -------      -------       -------       -------      -------
 Net investment income                           4.38%        4.13%         4.25%         4.58%        4.74%
                                              -------      -------       -------       -------      -------
Ratios with waiver of management fees
  by Pioneer and reduction for fees
  paid indirectly:
 Net expenses                                    0.86%        0.87%         0.91%         0.87%        0.89%
                                              -------      -------       -------       -------      -------
 Net investment income                           4.48%        4.42%         4.25%         4.58%        4.74%
-----------------------------------------------------------------------------------------------------------



(a) Effective August 2, 2004, Pioneer Investment Management, Inc. became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios assuming no reduction for fees paid indirectly.

Financial highlights

Pioneer AMT-Free Municipal Fund

Class B shares


                                            Year Ended   Year Ended    Year Ended    Year Ended   Year Ended
                                             12/31/06     12/31/05    12/31/04 (a)    12/31/03     12/31/02
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 14.07      $ 14.34       $ 14.42       $ 14.42      $ 13.95
                                           ----------------------------------------------------------------
Increase from investment operations:
 Net investment income                        $  0.46      $  0.45       $  0.49(b)    $  0.55      $  0.55
 Net realized and unrealized gain             -------      -------       -------       -------      -------
   on investments                                0.14         0.12          0.14          0.14         0.68
                                           ----------------------------------------------------------------
   Net increase from investment
    operations                                $  0.60      $  0.57       $  0.63       $  0.69      $  1.23
Distributions to shareowners:                 -------      -------       -------       -------      -------
 Net investment income                          (0.52)       (0.55)        (0.49)        (0.52)       (0.53)
                                              -------      -------       -------       -------      -------
 Net realized gain                              (0.12)       (0.29)        (0.22)        (0.17)       (0.23)
                                              -------      -------      -------        -------      -------
Net increase (decrease) in net
  asset value                                 $ (0.04)     $ (0.27)      $ (0.08)      $     -      $  0.47
                                              -------      -------      -------        -------      -------
Net asset value, end of period                $ 14.03      $ 14.07       $ 14.34       $ 14.42      $ 14.42
                                           ================================================================
Total return*                                    4.36%        4.02%         4.52%         4.93%        9.07%
Ratio of net expenses to average              -------      -------       -------       -------      -------
  net assets+                                    1.69%        1.41%         1.70%         1.66%        1.68%
Ratio of net investment income to
  average net assets+                            3.62%        3.90%         3.49%         3.78%        3.86%
                                              -------      -------       -------       -------      -------
Portfolio turnover rate                             8%          12%            7%           20%          19%
                                              -------      -------       -------       -------      -------
Net assets, end of period (in thousands)      $ 6,228      $ 2,369       $   10        $ 3,141      $ 2,494
Ratios with no waiver of management           -------      -------       -------       -------      -------
  fees by Pioneer and no reduction for
  fees paid indirectly:
 Net expenses                                    1.69%        1.68%        1.70%          1.66%        1.68%
                                              -------      -------       -------       -------      -------
 Net investment income                           3.62%        3.63%        3.49%          3.78%        3.86%
                                              -------      -------       -------       -------      -------
Ratios with waiver of management fees
  by Pioneer and reduction for fees
  paid indirectly:
 Net expenses                                    1.69%        1.41%        1.70%          1.66%        1.68%
                                              -------      -------       -------       -------      -------
 Net investment income                           3.62%        3.90%        3.49%          3.78%        3.86%
-----------------------------------------------------------------------------------------------------------



(a) Effective August 2, 2004, Pioneer Investment Management, Inc. became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios assuming no reduction for fees paid indirectly.

Pioneer AMT-Free Municipal Fund

Class C shares


                                            Year Ended   Year Ended    Year Ended      10/01/03 (b)
                                             12/31/06     12/31/05    12/31/04 (a)     to 12/31/03
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  14.04     $  14.34     $   14.42        $  14.45
                                             ---------------------------------------------------
Increase from investment operations:
  Net investment income                      $   0.44     $   0.44     $    0.47(c)     $   0.16
  Net realized and unrealized gain           --------     --------     ---------        --------
   on investments                                0.18         0.09          0.14            0.04
                                             --------     --------     ---------        --------
   Net increase from investment
     operations                              $   0.62     $   0.53     $    0.61         $  0.20
Distributions to shareowners:                --------     --------     ---------        --------
  Net investment income                         (0.52)       (0.54)        (0.47)          (0.13)
                                             --------     --------     ---------        --------
  Net realized gain                             (0.12)       (0.29)        (0.22)          (0.10)
                                             ---------------------------------------------------
Net decrease in net asset value              $  (0.02)    $  (0.30)    $   (0.08)       $   (0.03)
                                             ---------------------------------------------------
Net asset value, end of period                $ 14.02     $  14.04     $   14.34         $ 14.42
                                             ===================================================
Total return*                                    4.52%        3.78%         4.38%           1.40%^
Ratio of net expenses to average             --------     --------     ---------        --------
  net assets+                                    1.65%        1.38%         1.84%           1.87%**
Ratio of net investment income to            --------     --------     ---------        --------
  average net assets+                            3.58%        3.87%         3.35%           4.36%**
                                             --------     --------     ---------        --------
Portfolio turnover rate                             8%          12%            7%             20%
                                             --------     --------     ---------        --------
Net assets, end of period (in thousands)     $  5,891     $  1,183     $      10        $    100
                                             --------     --------     ---------        --------
Ratios assuming no waiver of
  management fees and assumption of
  expenses by Pioneer and no reduction
  for fees paid indirectly:
  Net expenses                                   1.65%        1.63%         1.84%          43.13%**
                                             --------     --------     ---------        --------
  Net investment income                          3.58%        3.62%         3.35%         (36.90)%**
Ratios with waiver of management fees        --------     --------     ---------        --------
  by Pioneer and reduction for fees
  paid indirectly:
  Net expenses                                   1.65%        1.38%         1.84%           1.87%**
                                             --------     --------     ---------        --------
  Net investment income                          3.58%        3.87%         3.35%           4.36%**
-------------------------------------------------------------------------------------------------------



(a) Effective August 2, 2004, Pioneer Investment Management, Inc. became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Initial issue date of Class C Shares.
(c) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
^   Not annualized.
+   Ratios assuming no reduction for fees paid indirectly.

                                      Notes

Pioneer
AMT-Free Municipal Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com.


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website

www.pioneerinvestments.com


You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-21460)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street                                                    19270-01-0507
Boston, MA 02109                         (C)2007 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC
www.pioneerinvestments.com

PIONEER
--------------------------------------------------------------------
AMT-FREE MUNICIPAL FUND

Prospectus


May 1, 2007

Class Y Shares



Contents

Basic information about the fund ..............   1
Management ....................................  11
Buying, exchanging and selling shares .........  13
Dividends, capital gains and taxes ............  31
Financial highlights ..........................  33

[LOGO]PIONEER
      Investments(R)

Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

--------------------------------------------------------------------------------
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

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Contact your investment professional to discuss how the fund fits into your portfolio.
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Basic information about the fund

Investment objective
As high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in investment grade municipal bonds with a maturity of more than one year, the interest on which is exempt from regular federal income tax. The fund will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax.

The fund's investments include bonds, notes and other debt instruments issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies or instrumentalities.


The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, inverse floating rate, floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. Instruments that allow for balloon payments or negative amortization payments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.


The fund will limit its investment in municipal securities whose issuers are located in the same state to less than 25% of the fund's total assets.

The fund may invest in municipal securities of any maturity, although under normal circumstances it is anticipated that the fund will generally invest in longer-term investments. Municipal securities with longer maturities are generally more volatile than other fixed income securities with shorter maturities.

Pioneer Investment Management, Inc., the fund's investment adviser, considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity and rating weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating and issuer diversification. Pioneer also employs due

Basic information about the fund

diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality, taking into account financial condition, future capital needs and potential for change in rating. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

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Investment grade securities
A debt security is considered investment grade if it is:
o   Rated BBB or higher at the time of purchase by Standard & Poor's Ratings
    Group;
o Rated the equivalent rating by a nationally recognized statistical rating organization; or
o   Determined to be of equivalent credit quality by Pioneer

Securities in the lowest category of investment grade are considered to have speculative characteristics.
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Principal risks of investing in the fund
You could lose money on your investment or not make as much as if you invested elsewhere if:

o Interest rates go up, causing the value of the fund's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
o The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This is known as credit risk

o New federal or state legislation adversely affects the tax-exempt status of securities held by the fund or the financial ability of municipalities to repay these obligations
o The issuer of a security owned by the fund may not be able to make timely payments because of a general economic downturn or increased governmental costs
o Pioneer is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

Although distributions of interest income from the fund's tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about state and local taxes on your fund distributions.

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:
o   Inadequate financial information
o   Small, less liquid and more volatile markets
o   Political and economic upheavals


Market segment risks
To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

Basic information about the fund

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund acquired the assets and liabilities of Safeco Municipal Bond Fund (the predecessor fund) on December 10, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.

The performance of Class Y shares of the fund includes the net asset value performance of the predecessor fund's Class A shares prior to the reorganization, which has not been restated to reflect any differences in expenses. If all the expenses of the Pioneer fund were reflected, the performance would be lower.


The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the year-by-year performance of the fund's Class Y shares.

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.


You do not pay a sales charge on purchases or redemptions of Class Y shares.

Annual return Class Y shares (%)

(Year ended December 31)


[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


'97                             10.17
'98                              5.75
'99                             -6.49
'00                             13.75
'01                              4.91
'02                              9.98
'03                              5.66
'04                              5.45
'05                               4.8
'06                              5.24


The highest calendar quarterly return was 6.02% (6/30/2002 to 9/30/2002)

The lowest calendar quarterly return was -2.70% (3/31/2004 to 6/30/2004)

Basic information about the fund


Comparison with the Lehman Brothers Municipal Bond Index


The table shows the average annual total returns for Class Y shares of the fund over time and compares these returns to the returns of the Lehman Brothers Municipal Bond Index. This index is a broad measure of the municipal bond market.

Unlike the fund, the index is not managed and does not incur expenses. The table:
o   Assumes that you sell your shares at the end of the period
o   Assumes that you reinvest all of your dividends and distributions

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.


You do not pay a sales charge on purchases or redemptions of Class Y shares.

Average annual total return (%)
(for periods ended December 31, 2006)



                                                                        Since  Inception
                                      1 Year   5 Years   10 Years   Inception       Date #
----------------------------------------------------------------------------------------
Class Y                                                                          9/30/96
Return before taxes                     5.24      6.21      5.80         5.91
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Return after taxes
on distributions                        5.08      4.95      4.14         4.24
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Return after taxes
on distributions
and sale of shares                      5.18      4.94      4.14         4.23
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Lehman Brothers
Municipal Bond Index
(reflects no deduction for taxes)       4.84      5.53      5.76         5.87
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# Inception date of the predecessor fund's Class A shares. Class Y shares commenced operations on November 10, 2006.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareowner fees
paid directly from your investment                           Class Y
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Maximum sales charge (load) when you buy shares                 None
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Maximum deferred sales charge (load) when you sell shares       None
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Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets                  Class Y
--------------------------------------------------------------------
Management Fee                                                 0.50%
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Distribution and Service (12b-1) Fee                           0.00%
--------------------------------------------------------------------
Other Expenses(1)                                              0.10%
--------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                        0.60%
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Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's total operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                               Number of years you own your shares
                             ---------------------------------------
                                 1          3          5          10
--------------------------------------------------------------------
Class Y                        $61       $192       $335        $750
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1   Other expenses are based on estimated amounts for the current fiscal year.


2 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Basic information about the fund

Non-principal investment strategies and related risks

As discussed, the fund invests primarily in investment grade securities that provide income that is exempt from federal income tax.

The following sections describe additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. The fund's secondary, or non-principal, investment policies and strategies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


More on rating criteria
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Taxable investments

The fund may invest up to 20% of its net assets in taxable investments, including securities of other investment companies, investment grade commercial paper, U.S. government securities, U.S. or foreign bank instruments and repurchase agreements.

Below investment grade securities

The fund may invest up to 10% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. The fund may invest in debt securities rated "D" or better, or comparable unrated securities.


Collateralized debt obligations
The fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality and yield. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the fund invests (e.g., the fund may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the fund as illiquid securities, which may be difficult to sell at an advantageous time or price.

Inverse floating rate obligations

The fund may invest up to 10% of its net assets in inverse floating rate obligations (a type of derivative instrument). Inverse floating rate obligations represent interests in tax-exempt bonds. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same municipality and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains. See "Financial highlights" for actual annual turnover rates.

Derivatives

The fund may, but is not required to, use futures and options on securities, indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the fund does not use derivatives as a primary investment technique and generally limits their use to hedging.

Basic information about the fund

However, the fund may use derivatives for a variety of non-principal purposes, including:
o As a hedge against adverse changes in the market prices of securities or interest rates
o   As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to the market prices of securities or interest rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The fund will only invest in derivatives to the extent Pioneer believes these investments do not prevent the fund from seeking its investment objective.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer.



Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.

Portfolio management
Day-to-day management of the Fund's portfolio is the responsibility of Stephen
C. Bauer. Mr. Bauer is supported by David Eurkus, portfolio manager, and the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Bauer joined Pioneer in November 2004. Prior to joining Pioneer, Mr. Bauer was president and director of Safeco Asset Management Company, and previously served as a portfolio manager of the fund's predecessor fund from that fund's inception until Pioneer assumed management in August 2004. Mr. Eurkus joined Pioneer as a senior vice president in January 2001 and has been an investment professional since 1969.

The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.

Management

Management fee

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.50% of the fund's average daily net assets up to $250 million, 0.45% of the next $500 million and 0.40% on assets over $750 million. The fee is accrued daily and paid monthly.

For the fiscal year ended December 31, 2006, the fund paid management fees equivalent to 0.48% of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders, dated December 31, 2006.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Disclosure of portfolio holdings

The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Buying, exchanging and selling shares

Net asset value

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

The fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Buying, exchanging and selling shares

You buy or sell Class Y shares at the share price.

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Share price
The net asset value per share calculated on the day of your transaction.
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Distribution of Class Y shares
The distributor incurs the expenses of distributing the fund's Class Y shares, none of which are reimbursed by the fund or the Class Y shareowners. Distribution expenses include fees paid to broker-dealers which have sales agreements with the distributor and other parties, advertising expenses and the cost of printing and mailing prospectuses to potential investors.

Additional payments to financial intermediaries
Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment may exceed the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

Buying, exchanging and selling shares

Opening your account

If you are an individual or other non-institutional investor, open your Class Y share account by completing an account application and sending it to the transfer agent by mail or by fax. If you are any other type of investor, please call the transfer agent to obtain a Class Y share account application and an account number.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55150
Boston, Massachusetts 02205-5150
Telephone 1-800-665-8839

Telephone transaction privileges
If your account is registered in your name, you can exchange or sell Class Y shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

--------------------------------------------------------------------------------
By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-665-8839 between 9:00 a.m. and 5:30 p.m. Eastern time on any weekday that the New York Stock Exchange is open.
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Buying, exchanging and selling shares

General rules on buying, exchanging and selling your fund shares

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

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Good order means that:
o   You have provided adequate instructions
o   There are no outstanding claims against your account
o   There are no transaction limitations on your account

o   The purchase payment has cleared for shares you are requesting to redeem


o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o   Your request includes a signature guarantee if you:

    -   Are selling over $100,000 worth of shares and
    - Want the sale proceeds sent to an address other than your bank account of record or
    - Want the sale proceeds to be made payable to someone other than the account's record owners or
    - The account registration, address of record or bank account of record has changed within the last 30 days
    -   Are selling or exchanging over $5 million worth of shares
    - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

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Buying
You can buy Class Y shares at net asset value per share. The fund does not impose any initial, contingent deferred or asset based sales charge on Class Y shares. The distributor may reject any order until it has confirmed it in writing and received payment.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

Minimum investment amount

Your initial Class Y share investment must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The fund may waive the initial investment amount.

Waivers of the minimum investment amount

The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c) The account is not represented by a broker/dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of
    Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or


(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The

Buying, exchanging and selling shares

    intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or


(f) The investment is made by another Pioneer fund

The fund reserves the right to waive the initial investment minimum in other circumstances.

Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.


Exchanging
You may exchange your Class Y shares for the Class Y shares of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your Class Y shares at net asset value without charging you either an initial or contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling

Your Class Y shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as broker-dealers, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.


The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently purchased the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

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Other requirements
If you must use a written request to exchange or sell your Class Y shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.
--------------------------------------------------------------------------------

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You may have to pay income taxes on a sale or an exchange.
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Buying, exchanging and selling shares

Buying shares


In writing, by mail

You can purchase Class Y shares by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

If you are registering an account in the name of a corporation or other fiduciary, you must send your completed account set-up forms to the transfer agent prior to making your initial purchase.

By wire
If you have an existing Class Y account, you may wire funds to purchase Class Y shares. Note, however, that:

o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
o   Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:
Receiving Bank:          State Street Bank
                           and Trust Company
                         225 Franklin Street
                         Boston, MA 02101
                         ABA Routing No. 011000028

For further credit to:   Shareholder Name
                         Existing Pioneer
                         Account No.
                         Pioneer AMT-Free Municipal Fund

Through your investment firm
Consult your investment professional for more information.

Exchanging shares

In writing, by mail or by fax
You can exchange Class Y shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $5 million. Include in your letter:
o   The name and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $5 million
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o   The dollar amount or number of Class Y shares you are exchanging

By phone
After you establish your Class Y account, you can exchange fund shares by phone if:
o You are using the exchange to establish a new account, provided the new account has a registration identical to the original account
o   The fund into which you are exchanging offers Class Y shares
o You are not exchanging more than $5 million worth of shares per account per day
o   You can provide the proper account identification information

Through your investment firm
Consult your investment professional for more information about exchanging your shares.

Buying, exchanging and selling shares

Selling shares

In writing, by mail or by fax

You can sell some or all of your Class Y shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the dollar amount or number of Class Y shares to be sold and any other applicable requirements as described below.
o The transfer agent will send the sale proceeds to your address of record unless you provide other instructions
o   Your request must be signed by all registered owners
o The transfer agent will not process your request until it is received in good order

By fax
o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record


By phone or wire

o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record

You may sell fund shares held in a retirement plan account by phone only if your account is an IRA. You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

Through your investment firm
Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

How to contact us

By phone
For information or to request a telephone transaction between 9:00 a.m. and 5:30 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-665-8839

To use FactFone(SM) call
1-800-225-4321

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55150
Boston, Massachusetts 02205-5150

Pioneer website

www.pioneerinvestments.com


By fax
Fax your exchange and sale requests to:
1-888-294-4485

Buying, exchanging and selling shares

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.


While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Account options

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.


If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount instead of sending a check. Additional shares will be purchased at the then current net asset value.

Buying, exchanging and selling shares

Shareowner services

Pioneer website
www.pioneerinvestments.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o   Your current account information
o   Prices, returns and yields of all publicly available Pioneer mutual funds

o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

o   A copy of Pioneer's privacy notice

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o   Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o   Request account statements

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies

Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o   Requesting certain types of exchanges or sales of fund shares
o   Requesting certain types of changes for your existing account


You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.


The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access
You may have difficulty contacting the fund by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center accordingly. If you are unable to access pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.

Share certificates
The fund does not offer share certificates. Shares are electronically recorded.

Buying, exchanging and selling shares

Other policies
The fund and the distributor reserve the right to:
o   reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o   stop offering Class Y shares
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
The fund declares a dividend daily. The dividend consists of substantially all of the fund's net income. You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The fund generally pays any distributions of net short- and long-term capital gains in November.

The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

For U.S. federal income tax purposes, distributions from the fund's tax-exempt interest, called "exempt-interest dividends," are exempt from regular federal income tax and, for purposes of the federal alternative minimum tax, are not tax preference items for non-corporate shareholders. Distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains and dividends that are not exempt-interest dividends are taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay "qualified dividend income," taxable dividends from the fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. Any taxable dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.


When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends (other than exempt-interest dividends) and distributions, sale proceeds and any other payments to you.

Dividends, capital gains and taxes


You should ask your tax adviser about any federal and state tax considerations, including possible state and local income taxation of the fund's exempt-interest dividends and other distributions. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.


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Sales and exchanges may be taxable transactions to shareowners.
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Financial highlights

The financial highlights table helps you understand

the fund's financial performance since the inception of Class Y shares.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class Y shares of the fund (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Financial highlights


Pioneer AMT-Free Municipal Fund

Class Y shares



                                                                         11/10/06 to
                                                                        12/31/06 (a)
--------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $ 14.17
                                                                            -------
Increase (decrease) from investment operations:
  Net investment income                                                     $  0.09
                                                                            -------
  Net realized and unrealized loss on investments                             (0.06)
                                                                            -------
    Net increase from investment operations                                 $  0.03
                                                                            -------
Distributions to shareowners:
  Net investment income                                                       (0.11)
                                                                            -------
Net decrease in net asset value                                             $ (0.08)
                                                                            -------
Net asset value, end of period                                              $ 14.09
                                                                            =======
Total return*                                                                  0.21%(b)
                                                                            ----------
Ratio of net expenses to average net assets+                                   0.60%**
                                                                            ----------
Ratio of net investment income to average net assets+                          4.49%**
                                                                            ----------
Portfolio turnover rate                                                           8%**
                                                                            ----------
Net assets, end of period (in thousands)                                    $28,693
                                                                            -------
Ratios assuming no waiver of management fees and assumption of expenses by Pioneer and no reduction for fees paid indirectly:
  Net expenses                                                                 0.60%**
                                                                            ----------
  Net investment income                                                        4.49%**
                                                                            ----------
Ratios with waiver of management fees by Pioneer and reduction for fees paid indirectly:
  Net expenses                                                                 0.60%**
                                                                            ----------
  Net investment income                                                        4.49%**
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(a) Class Y Shares were first publicly offered November 10, 2006.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.
(b) Not annualized.

                                      Notes

                                      Notes

                                      Notes

Pioneer
AMT-Free Municipal Fund


You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-665-8839.


The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com.

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website
www.pioneerinvestments.com

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-21460)


[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street                                                    20076-01-0507
Boston, MA 02109                         (C)2007 Pioneer Funds Distributor, Inc.

www.pioneerinvestments.com                                           Member SIPC

                         PIONEER AMT-FREE MUNICIPAL FUND
                            (Pioneer Series Trust II)
                                 60 State Street

                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION


                  Class A, Class B, Class C and Class Y Shares

                                   May 1, 2007

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B, and Class C shares prospectus and the Class Y shares prospectus, each dated May 1, 2007, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of each prospectus from our website at: www.pioneerinvestments.com. The fund's financial statements for the fiscal year ended December 31, 2006 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


1.   Fund History.........................................................     2
2.   Investment Policies, Risks and Restrictions..........................     2
3.   Trustees and Officers................................................    16
4.   Investment Adviser...................................................    25
5.   Principal Underwriter and Distribution Plans.........................    28
6.   Shareholder Servicing/Transfer Agent.................................    32
7.   Custodian............................................................    33
8.   Independent Registered Public Accounting Firm........................    33
9.   Portfolio Management.................................................    33
10.  Portfolio Transactions...............................................    37
11.  Description of Shares................................................    38
12.  Sales Charges........................................................    40
13.  Redeeming Shares.....................................................    47
14.  Telephone and Online Transactions....................................    48
15.  Pricing of Shares....................................................    49
16.  Tax Status...........................................................    50
17.  Investment Results...................................................    56
18.  Financial Statements.................................................    56
19.  Annual Fee, Expense and Other Information............................    57
20.  Appendix A - Description of Short-Term Debt, Corporate Bond and
        Preferred Stock Ratings...........................................    63
21.  Appendix B - Proxy Voting Policies and Procedures....................    68

1. FUND HISTORY


The fund is a diversified series of Pioneer Series Trust II (the "Trust"), an open-end management investment company. The fund originally was established as Safeco Municipal Bond Fund, a series of Safeco Tax-Exempt Bond Trust, a Delaware statutory trust, on May 13, 1993. Pursuant to an agreement and plan of reorganization, the fund was reorganized as a series of the Trust, a Delaware statutory trust, on December 10, 2004, and renamed the Pioneer Municipal Bond Fund. Effective January 20, 2006, the fund changed its name from Pioneer Municipal Bond Fund to Pioneer AMT-Free Municipal Fund. Pioneer Investment Management Inc., ("Pioneer") is the fund's investment adviser.


2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectuses present the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

Debt Securities Rating Criteria

While ratings at the time of purchase will determine which securities may be acquired, a subsequent reduction in rating will not require the fund to dispose of the securities. Investment in lower-quality securities may provide higher yields than higher-rated securities; however, the added risk of investing in lower quality securities might not be consistent with preservation of capital. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of the bonds issued by or on behalf of states, counties and municipalities of the U.S. and their authorities and political subdivisions ("Tax-Exempt Bonds") which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Bonds with the same maturity, coupon and rating may have different yields while bonds of the same maturity and coupon with different ratings may have the same yield. There is no assurance the fund will attain its investment objective. See Appendix A for a description of rating categories.


Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade,, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "D" or better, or comparable unrated securities.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The fund may invest up to 10% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Below investment grade debt securities are those rated "BB" and below by Standard & Poor's Ratings Group or the equivalent rating of other nationally recognized statistical rating organizations. See Appendix A for a description of rating categories.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

At December 31, 2006, 14.96% of the fund's total assets were rated BBB (or were of equivalent quality), 4.87% of the fund's total assets were rated BB (or were of equivalent quality), 0.00% of the fund's total assets were rated B (or were of equivalent quality), and 0.00% of the fund's total assets were rated CCC and lower (or were of equivalent quality), 1.58% of the fund's long-term holdings were not rated and cash or cash equivalents represented 1.38% of the fund's long-term holdings.


Municipal Obligations


The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues.


The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The yields on Tax-Exempt Bonds are dependent on a variety of factors, including general money market conditions, general conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The value of outstanding Tax-Exempt Bonds will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of Tax-Exempt Bonds. Should such interest rates rise, the values of outstanding bonds, including those held in the fund's portfolio, will decline and (if purchased at principal amount) would sell at a discount, and, if such interest rates fall, the values of outstanding bonds will increase and (if purchased at principal amount) would sell at a premium. Changes in the value of the Tax-Exempt Bonds held in the fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the fund.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on Tax-Exempt Bonds. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Bonds for investment by the fund and the value of the fund's portfolio would be affected. Additionally, the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund.

Municipal Lease Obligations

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with other Tax-Exempt Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The fund will seek to minimize these risks.

In determining the liquidity of municipal lease obligations, Pioneer, under guidelines established by the fund's Board of Trustees, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.

If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:

(1) any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.

(2) any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

Illiquid Securities


The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Zero Coupon and Deferred Interest Bonds

Tax-Exempt Bonds in which the fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to service its debt, but generally require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in value than debt obligations which make regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. Since no cash is received at the time of accrual, the fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.

Residual Interests in Municipal Securities

Certain municipal securities are divided into short-term and long-term components. The short-term component has a long-term maturity, but pays interest at a short-term rate that is reset by means of a "dutch auction" or similar method at specified intervals (typically 35 days). The long-term component or "residual interest" pays interest at a rate that is determined by subtracting the interest paid on the short-term component from the coupon rate on the municipal securities themselves. Consequently, the interest rate paid on residual interests will increase when short-term interest rates are declining and will decrease when short-term interest rates are increasing. This interest rate adjustment formula results in the market value of residual interests being significantly more volatile than that of ordinary municipal securities. In a declining interest rate environment, residual interests can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders. However, because of the market volatility associated with residual interests, the fund will not invest more than 10% of its total assets in residual interests in municipal securities.

U.S. Government Securities

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Other Investment Companies


The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if, as a result, (i) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (ii) more than 5% of the fund's total assets would be invested in any one investment company, or (iii) more than 10% of the fund's total assets would be invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").


The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Exchange Traded Funds


Subject to the limitations on investment in other investment companies, the fund may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, Power Shares QQQ (QQQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.


Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.


Short-term Investments

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of corporate issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.


Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Portfolio Turnover

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Other Considerations. The fund will engage in futures and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.


The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.


Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

Inverse Floating Rate Securities.

The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Lending of Portfolio Securities

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and may pay a portion of the income or fee earned thereon to the borrower, lending agent or other intermediary. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

Money Market Instruments

The fund may invest in short-term money market instruments including commercial bank obligations and commercial paper. These instruments may be denominated in both U.S. and, to a limited extent, foreign currency. The fund's investment in commercial bank obligations include certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances. Obligations of non-U.S. branches of U.S. banks and of non-U.S. banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of non-U.S. branches of U.S. banks and of non-U.S. banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

The fund's investments in commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent the fund invests in master demand notes, these investments will be included in the fund's limitation on illiquid securities.

Disclosure of Portfolio Holdings


The Board of Trustees has adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other funds and accounts that have substantially similar investment strategies, these policies and procedures only relate to the disclosure of portfolio information of registered management investment companies.

Generally, Pioneer will make the fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish the fund's full portfolio holdings thirty (30) days after the end of each month. Such information shall be made available on the fund's website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding the fund's top ten holdings (including the percentage of the fund's assets represented by each security), the percentage breakdown of the fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.


Pioneer may provide the fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). As of the date of this statement of additional information, Pioneer had not provided the fund's portfolio holdings information to any entity prior to the date such information was made public. The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the fund.

Compliance with the fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The fund's portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the fund's custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the fund, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of the fund's portfolio holdings information.

In addition, the fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of the fund's fiscal quarter.

Investment Restrictions

Fundamental investment restrictions. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that a fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, a fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed);
(b) borrow up to an additional 5% of the fund's assets for temporary purposes;
(c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the fund's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if

      (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(8) Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal securities other than those municipal securities backed only by assets and revenues of non-governmental issuers. For purposes of applying the limitation set forth in this restriction, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. In addition, for the purpose of applying the limitation set forth this restriction, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the fund's assets that may be invested in municipal bonds insured by any given insurer. Governmental issuers of municipal securities are not considered part of any "industry."

In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. When identifying industries for purposes of its concentration policy, the fund will rely upon available industry classifications. The fund's policy does not apply to investments in U.S. government securities.

(9) Normally, the fund will invest at least 80% of its net assets in investments the income from which will be exempt from regular federal income tax and will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax.

Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

(1) The fund will not purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

(2) The fund may not engage in short sales, except short sales against the box.

(3) Invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment

Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G), such as one of the series of Pioneer Asset Allocation Series.

(4) The fund does not invest in companies for the purposes of exercising control or management.

3. TRUSTEES AND OFFICERS


The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 82 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

-------------------------------------------------------------------------------------------------------------------------
                                       Term of Office
Name, Age and       Position Held      and Length of      Principal Occupation During Past    Other Directorships Held by
Address             With the Fund      Service            Five Years                          this Trustee
-------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
-------------------------------------------------------------------------------------------------------------------------
John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director      Director of ICI Mutual
Jr. (80)*           Board, Trustee     2004. Serves       of Pioneer Global Asset             Insurance Company
                    and President      until a            Management S.p.A. ("PGAM");
                                       successor          Non-Executive Chairman and a
                                       trustee is         Director of Pioneer Investment
                                       elected or         Management USA Inc. ("PIM-USA");
                                       earlier            Chairman and a Director of
                                       retirement or      Pioneer; Chairman and Director
                                       removal.           of Pioneer Institutional Asset
                                                          Management, Inc. (since 2006);
                                                          Director of Pioneer Alternative
                                                          Investment Management Limited
                                                          (Dublin); President and a
                                                          Director of Pioneer Alternative
                                                          Investment Management (Bermuda)
                                                          Limited and affiliated funds;
                                                          Director of PIOGLOBAL Real
                                                          Estate Investment Fund (Russia)
                                                          (until June 2006); Director of
                                                          Nano-C, Inc. (since 2003);
                                                          Director of Cole Management Inc.
                                                          (since 2004); Director of
                                                          Fiduciary Counseling, Inc.;
                                                          President and Director of
                                                          Pioneer Funds Distributor, Inc.
                                                          ("PFD") (until May 2006);
                                                          President of all of the Pioneer
                                                          Funds; and Of Counsel, Wilmer
                                                          Cutler Pickering Hale and Dorr
                                                          LLP (counsel to PIM-USA and the
                                                          Pioneer Funds)
-------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
David R. Bock (63)       Trustee       Trustee since      Executive Vice President and        Director of The Enterprise
3050 K. Street NW,                     2005. Serves       Chief Financial Officer, I-trax,    Social Investment Company
Washington, DC 20007                   until a            Inc. (publicly traded health        (privately-held affordable
                                       successor          care services company) (2004 -      housing finance company);
                                       trustee is         present); Partner, Federal City     and Director of New York
                                       elected or         Capital Advisors (boutique          Mortgage Trust (publicly
                                       earlier            merchant bank)(1997 to 2004);       traded mortgage REIT)
                                       retirement or      and Executive Vice President and
                                       removal.           Chief Financial Officer,
                                                          Pedestal Inc. (internet-based
                                                          mortgage trading company)
                                                          (2000-2002)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)        Trustee       Trustee since      President, Bush International,      Director of Brady
3509 Woodbine Street,                  2004. Serves       LLC (international financial        Corporation (industrial
Chevy Chase, MD 20815                  until a            advisory firm)                      identification and
                                       successor                                              specialty coated material
                                       trustee is                                             products manufacturer);
                                       elected or                                             Director of Briggs &
                                       earlier                                                Stratton Co. (engine
                                       retirement or                                          manufacturer); Director of
                                       removal.                                               UAL Corporation (airline
                                                                                              holding company) and
                                                                                              Director of Mantech
                                                                                              International Corporation
                                                                                              (national security,
                                                                                              defense, and intelligence
                                                                                              technology firm)
-------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee       Trustee since      Founding Director,                  None
(59)                                   2004. Serves       Vice-President and Corporate
1001 Sherbrooke Street                 until a            Secretary, The Winthrop Group,
West, Montreal,                        successor          Inc. (consulting firm); and
Quebec, Canada                         trustee is         Desautels Faculty of Management,
H3A1G5                                 elected or         McGill University
                                       earlier
                                       retirement or
                                       removal.
-------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)     Trustee       Trustee since      Private investor (2004 -            Director of Quadriserv Inc.
89 Robbins Avenue,                     2006. Serves       present); and Senior Executive      (technology products for
Berkeley Heights, NJ                   until a            Vice President, The Bank of New     securities lending
07922                                  successor          York (financial and securities      industry)
                                       trustee is         services) (1986 - 2004)
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
-------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive       Director of New America
(58)                                   2004. Serves       Officer, Newbury, Piret &           High Income Fund, Inc.
200 State Street, 12th                 until a            Company, Inc. (investment           (closed-end investment
Floor, Boston, MA                      successor          banking firm)                       company)
021098                                 trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)       Trustee       Trustee since      President, John Winthrop & Co.,     None
One North Adgers                       2004. Serves       Inc. (private investment firm)
Wharf, Charleston, SC                  until a
29401                                  successor
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
-------------------------------------------------------------------------------------------------------------------------
Fund Officers:
-------------------------------------------------------------------------------------------------------------------------
                                                                                              Other Directorships Held by
                                                                                              this Officer
-------------------------------------------------------------------------------------------------------------------------
Daniel K.           Executive Vice     Since March        Director, CEO and President of
Kingsbury (48)*     President          2007. Serves       Pioneer Investment Management
                                       until a            USA Inc.; Pioneer Investment
                                       successor          Management, Inc. and Pioneer
                                       trustee is         Institutional Asset Management,
                                       elected or         Inc. (since March 2007);
                                       earlier            Executive Vice President of all
                                       retirement or      of the Pioneer Funds (since
                                       removal.           March 2007); Director of Pioneer
                                                          Global Asset Management S.p.A.
                                                          (since March 2007); Head of New
                                                          Markets Division, Pioneer Global
                                                          Asset Management S.p.A.
                                                          (2000-2007)
-------------------------------------------------------------------------------------------------------------------------
Dorothy E.          Secretary          Since 2004.        Secretary of PIM-USA; Senior        None
Bourassa (59)                          Serves at the      Vice President- Legal of
                                       discretion of      Pioneer; Secretary/Clerk of
                                       the Board          most of PIM-USA's
                                                          subsidiaries; and Secretary
                                                          of all of the Pioneer Funds
                                                          since September 2003
                                                          (Assistant Secretary from
                                                          November 2000 to September
                                                          2003)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant          Since 2004.        Vice President and Senior           None
Kelley (42)         Secretary          Serves at the      Counsel of Pioneer since
                                       discretion of      July 2002; Vice President
                                       the Board          and Senior Counsel of BISYS
                                                          Fund Services, Inc. (April
                                                          2001 to June 2002); Senior
                                                          Vice President and Deputy
                                                          General Counsel of Funds
                                                          Distributor, Inc. (July 2000
                                                          to April 2001); and
                                                          Assistant Secretary of all
                                                          of the Pioneer Funds since
                                                          September 2003
-------------------------------------------------------------------------------------------------------------------------
Christopher P.      Assistant          Since 2006.        Partner, Wilmer Cutler Pickering    None
Harvey (45)         Secretary          Serves at the      Hale and Dorr LLP; and Assistant
                                       discretion of      Secretary of all of the Pioneer
                                       the Board          Funds since July 2006
-------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)   Treasurer          Since 2004.        Vice President-Fund Accounting,     None
                                       Serves at the      Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Treasurer of all of
                                                          the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley     Assistant          Since 2004.        Deputy Treasurer of Pioneer         None
(47)                Treasurer          Serves at the      since 2004; Treasurer and Senior
                                       discretion of      Vice President, CDC IXIS Asset
                                       the Board          Management Services from 2002 to
                                                          2003; and Assistant Treasurer of
                                                          all of the Pioneer Funds since
                                                          November 2004
-------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant          Since 2004.        Assistant Vice President-Fund       None
(42)                Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)  Assistant          Since 2004.        Fund Accounting Manager - Fund      None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds
                                                          since May 2002
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Katherine Kim       Assistant          Since 2004.        Fund Administration Manager         None
Sullivan (33)       Treasurer          Serves at the      - Fund Accounting,
                                       discretion of      Administration and
                                       the Board          Controllership Services
                                                          since June 2003; Assistant
                                                          Vice President - Mutual Fund
                                                          Operations of State Street
                                                          Corporation from June 2002
                                                          to June 2003 (formerly
                                                          Deutsche Bank Asset
                                                          Management); Pioneer Fund
                                                          Accounting, Administration
                                                          and Controllership Services
                                                          (Fund Accounting Manager
                                                          from August 1999 to May
                                                          2002); and Assistant
                                                          Treasurer of all of the
                                                          Pioneer Funds since
                                                          September 2003
-------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm   Chief Compliance   Since January      Chief Compliance Officer of         None
(47)                Officer            2007. Serves at    Pioneer since December 2006 and
                                       the discretion     of all the Pioneer Funds since
                                       of the Board       January 2007; Vice President and
                                                          Compliance Officer, MFS
                                                          Investment Management (August
                                                          2005 to December 2006);
                                                          Consultant, Fidelity Investments
                                                          (February 2005 to July 2005):
                                                          Independent Consultant (July
                                                          1997 to February 2005

*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.


The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees


During the most recent fiscal year, the Board of Trustees held 11 meetings. Each Trustee attended at least 75% of such meetings.


The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit

David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Independent Trustees

David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret and John Winthrop

Nominating

Mary K. Bush, Marguerite A. Piret, and John Winthrop (Chair)

Valuation

David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Policy Administration

Mary K. Bush (Chair), Thomas J. Perna and John Winthrop


During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Valuation, and Policy Administration Committees held 16, 13, 3, 4 and 9 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;


o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund`s financial reporting;


o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

o review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

o review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

o receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.


The Agreement and Declaration of Trust provides that the Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or the fund or that such indemnification would relieve any officer or Trustee of any liability to the Trust or the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


Compensation of Officers and Trustees

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

Sales Loads. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.


As of December 31, 2006, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):


o     the fund

o     an officer of the fund

o     a related fund

o     an officer of any related fund

o     Pioneer

o     PFD

o     an officer of Pioneer or PFD

o     any affiliate of Pioneer or PFD

o     an officer of any such affiliate


During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $173,353 and $287,452.56 in each of 2005 and 2006.

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:


o     Pioneer

o     PFD

o     UniCredito Italiano

o     any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:


o     the fund

o     any related fund

o     Pioneer

o     PFD

o     any affiliated person of the fund, Pioneer or PFD

o     UniCredito Italiano

o     any other entity in a control relationship to the fund, Pioneer or PFD

Share Ownership. See "Annual Fee, Expense and Other Information" for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.


Proxy Voting Policies. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's "Proxy Voting Policies and Procedures" are attached as "Appendix B".


4. INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or other agent appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the laws or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.


The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.50% of the fund's average daily net assets up to $250 million, 0.45% of the next $500 million and 0.40% on assets over $750 million. This fee is computed and accrued daily and paid monthly.


Prior to August 2, 2004, Safeco Asset Management Company ("SAM") was the fund's investment adviser. The investment advisory services of SAM were performed under an investment advisory agreement, pursuant to which the fund paid SAM an annual fee equal to 0.50% of the fund's average daily net assets up to $250 million, 45% of the next $500 million and 0.40% of the fund's average daily net assets greater than $750 million.

See the table in Annual Fee, Expense and Other Information for management fees paid to Pioneer during recently completed fiscal years.

Expense Limit. Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.82%, 1.72% and 1.72 of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through May 1, 2008. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2008. The fund may terminate the expense limit agreement at any time; provided, however, that the Board of Trustees would not take such action unless it determined termination of the agreement to be in the best interests of the fund and its shareholders.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting, administration and legal services are performed by Pioneer and pursuant to which Pioneer receives a fee at the annual rate of 0.0225% of the fund's average daily net assets. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.


Potential Conflicts of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

Principal Underwriter

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Distribution Plans


The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Class Y shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan and Class C Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.


Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See "Annual Fee, Expense and Other Information" for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

      o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

                  o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

                  o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

      o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

      o     issued prior to the date of any termination or modification;

      o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

      o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

      o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

      o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B shares of the fund; or

      o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

      o as provided in the fund's prospectus or statement of additional information; or

      o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.

Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.


The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers that enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefore, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.


See "Annual Fee, Expense and Other Information" for fund expenses under the Class A Plan, Class B Plan, Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC. Class Y shares are not subject to a CDSC.


6. SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $33.00 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7. CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.


9. PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers


Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                                                                         Number of Accounts         Assets
                                            Number of                     Managed for which   Managed for which
Name of Portfolio                           Accounts     Total Assets      Advisory Fee is    Advisory Fee is
Manager             Type of Account         Managed         Managed       Performance-Based   Performance-Based
---------------------------------------------------------------------------------------------------------------
Stephen C. Bauer    Other Registered        1           $98,201,000      N/A                  N/A
                    Investment Companies

                    Other Pooled            0           $0               N/A                  N/A
                    Investment Vehicles

                    Other Accounts          0           $0               N/A                  N/A

                                                                         Number of Accounts         Assets
                                            Number of                     Managed for which   Managed for which
Name of Portfolio                           Accounts     Total Assets      Advisory Fee is    Advisory Fee is
Manager             Type of Account         Managed         Managed       Performance-Based   Performance-Based
---------------------------------------------------------------------------------------------------------------
David Eurkus        Other Registered        5           $2,356,558,000   N/A                  N/A
                    Investment Companies

                    Other Pooled            0           $0               N/A                  N/A
                    Investment Vehicles

                    Other Accounts          0           $0               N/A                  N/A

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.


      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

      o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

      o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

      o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Lehman Brothers Municipal Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

      o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

      o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.


The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredito Italiano and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

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Name of Portfolio Manager   Beneficial Ownership of the Fund*
------------------------------------------------------- -------
Stephen C. Bauer            A
---------------------------------------------------------------
David Eurkus                A
---------------------------------------------------------------


* Key to Dollar Ranges

A.    None

B.    $1 - $10,000

C.    $10,001 - $50,000

D.    $50,001 - $100,000

E.    $100,001 - $500,000

F.    $500,001 - $1,000,000

G.    Over $1,000,000

10.   PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

11.   DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.


The Agreement and Declaration of Trust, dated as of September 2, 2003 (the "Declaration of Trust"), as amended from time to time, permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of seven series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the

Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A, Class B, Class C, and Class Y. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.


The shares of each series of the Trust are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Trust vote together as a class on matters that affect all series of the Trust in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.

As a Delaware statutory trust, the Trust's operations are governed by the Declaration of Trust. A copy of the Trust's Certificate of Trust dated September 2, 2003 as amended, is on file with the office of the Secretary of State of Delaware. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust is organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could become subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Trust may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration of Trust provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a Trustee of the Trust or other investment companies for which Pioneer acts as investment adviser.


12.   SALES CHARGES


The fund continuously offers the following classes of shares designated as Class A, Class B, Class C, and Class Y as described in the prospectuses. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.


Class A Share Sales Charges

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                    Sales Charge as a % of
                                    ----------------------
                                    Offering    Net Amount   Dealer
Amount of Purchase                  Price       Invested     Reallowance

Less than $100,000                  4.50        4.71         4.00
$100,000 but less than $250,000     3.50        3.63         3.00
$250,000 but less than $500,000     2.50        2.56         2.00
$500,000 but less than $1,000,000   2.00        2.04         1.75
$1,000,000 or more                  0.00        0.00         see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

Accounts Other than Employer-Sponsored Retirement Plans
1.00%          Up to $4 million
0.50%          Next $46 million
0.25%          Over $50 million

Employer-Sponsored Retirement Plans
0.50%          Up to $50 million
0.25%          Over $50 million


These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $1 million in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 18 months of purchase.


Letter of Intent ("LOI"). Reduced sales charges are available for purchases of $100,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within five years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the five-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                               CDSC as a % of Dollar
      Year Since Purchase     Amount Subject to CDSC

      First                            4.0
      Second                           4.0
      Third                            3.0
      Fourth                           2.0
      Fifth                            1.0
      Sixth and thereafter             0.0

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any CDSC that applied to the shares you originally purchased.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


Class Y Shares

No front-end, deferred or asset based sales charges are applicable to Class Y shares.


Additional Payments to Financial Intermediaries

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds.

Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

Revenue Sharing Payments. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.


Administrative and Processing Support Payments. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

Other Payments. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.


As of January 1, 2007, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:

A.G. Edwards & Sons Inc.
ADP Clearing & Outsourcing Services
AIG VALIC
Ameriprise Financial Services, Inc.
AmSouth Investment Services, Inc.
AXA Advisors, LLC
Bear, Stearns & Co. Inc.
Charles Schwab & Co., Inc.

Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Citistreet Equities LLC
Commonwealth Financial Network
D.A. Davidson & Co.
Delaware Distributors, L.P.
Edward D. Jones & Co., L.P.
Eisner Retirement Solutions LLC
Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
H&R Block Financial Advisors, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC Jefferson
National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.
Morgan Stanley DW Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Services Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
National Investor Services Corp.
Nationwide Securities, Inc.
OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc
Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Reliance Securities, LLC
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Scottrade, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.
Symetra Investment Services, Inc.
UnionBanc Investment Services LLC
UBS Financial Services Inc.
Wachovia Securities
Wells Fargo Investments, LLC

Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13.   REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.


Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.


Systematic Withdrawal Plan(s) ("SWP") (Class A, B, and C shares). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

Reinstatement Privilege (Class A and Class B Shares). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

14. TELEPHONE AND ONLINE TRANSACTIONS


You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for on line transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.


Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

o     For new accounts, complete the online section of the account application


o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.


Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.

FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.


FactFone(SM) allows shareholders to hear the following recorded fund information:

      o     net asset value prices for all Pioneer mutual funds;

      o     annualized 30-day yields on Pioneer's fixed income funds;

      o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

      o dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

15. PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the trustees may use a pricing matrix.


The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, Class C, and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC.


16. TAX STATUS


The fund is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders (provided that the distribution requirements set forth below are satisfied). In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or other income (including gains from options and futures contracts) derived with respect to its business of investing in such securities and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships (other than qualified publicly traded partnerships) or trusts) will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the fund does not qualify as a regulated investment company for any taxable year, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.


Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from any net investment income each business day. The fund generally pays dividends from any net investment income on the last business day of the month or shortly thereafter. The fund distributes any net short- and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

In accordance with its investment objective, the fund invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. The fund may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income which is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The fund's distributions from such gains or income will not be "exempt-interest dividends", as described below, and accordingly will be taxable.


The Code permits tax-exempt interest received by the fund to flow through as tax-exempt "exempt-interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of the fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The fund will not invest in certain "private activity bonds" that generate interest that constitute items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax. However, all exempt-interest dividends may result in or increase a corporate shareholder's liability for the federal alternative minimum tax. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by the fund during any particular month. That portion of the fund's dividends and distributions not designated as tax-exempt will be taxable as described below.


Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. The fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the fund.

Unless shareholders specify otherwise, all distributions from the fund will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends from the fund, other than exempt-interest dividends, are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay qualified dividend income, taxable dividends from the fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.


Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The fund may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Annual Fee, Expense and Other Information for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A shares in the fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.


Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


Options written or purchased and futures contracts entered into by the fund on certain securities or indices may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Additionally, the fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund's dividends and distributions will generally not qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. In addition, no portion of the fund's distributions from net capital gain will qualify for this deduction.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest and capital gain (if any), with respect to its investments in those countries which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing though to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own returns.


The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the fund makes no commitment to seek to satisfy. However, the fund will report annually to its shareholders the percentage of interest income received by the fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.


A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.


Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.


The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends), unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.


17. INVESTMENT RESULTS

See "Annual Fee, Expense and Other Information" for performance information for each class of fund shares as of the most recently completed fiscal year.

18. FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended December 31, 2006 appearing in the fund's annual report, filed with the SEC on March 1, 2007 (Accession No. 0000276776-07-000021) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

19. ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover

--------------------------------------------------------------------------------
The fund's annual portfolio turnover rate for the fiscal years ended December
31,


2006                                    2005
--------------------------------------------------------------------------------
8%                                      12%

Share Ownership

--------------------------------------------------------------------------------
As of March 31, 2007, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of March 31, 2007:

--------------------------------------------------------------------------------
Record Holder                        Share Class   Number of Shares   % of Class
--------------------------------------------------------------------------------
Charles Schwab & Co Inc              A             1,760,364.650      5.31
exclusive benefit of its customers
Attn: Mutual Fund Dept
101 Montgomery St
San Francisco CA  94104-4151

MLPF&S for the sole benefit of       B             85,905.417         18.25
its customers
Mutual Fund Administration
4800 Deer Lake Dr. E FL 2
Jacksonville FL 32246-6484

Citigroup Global Markets Inc         B             28,121.487         5.97
Attn: Peter Booth
for its customer
333 West 34th St 7th floor
New York NY 10001-2402

G. John Runia TTEE                   C             29,815.006         5.33
Estate of George W. Bernall
111 E. Broadway Ste 250
Salt Lake City UT 84111-5241

NFS LLC FBO                          C             28,469.751         5.09
Peter Koutros
47 Farview Road
Tenafly NJ 07670-2322

MLPF&S for the Sole Benefit of       C             197,558.125        35.32
its customers
Mutual Fund Administration
4800 Deer Lake Dr. E FL 2
Jacksonville FL 32246-6484

Trustee Ownership of Shares of the Fund and Other Pioneer Funds


The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2006. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2006. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2006. The dollar ranges in this table are in accordance with SEC requirements.

                                              Aggregate Dollar Range of Equity
                       Dollar Range of        Securities in All Registered Investment
                       Equity Securities in   Companies Overseen by Trustee in the
Name of Trustee        the Fund               Pioneer Family of Funds
-------------------------------------------------------------------------------------
Interested Trustees
John F. Cogan, Jr.                     None                             Over $100,000
Independent Trustees
David R. Bock                          None                             Over $100,000
Mary K. Bush                           None                             Over $100,000
Margaret B.W. Graham                   None                             Over $100,000
Thomas J. Perna*                       None                             Over $100,000
Marguerite A. Piret                    None                             Over $100,000
John Winthrop                          None                             Over $100,000


Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.


                                       Pension or
                                       Retirement         Total Compensation
                        Aggregate      Benefits Accrued   from the Fund and
                        Compensation   as Part of Fund    Other Pioneer
Name of Trustee         from Fund**    Expenses           Funds***
Interested Trustees:
John F. Cogan, Jr.*        $  500.00              $0.00          $ 35,300.00
Independent Trustees:
David R. Bock              $1,494.03              $0.00          $149,500.00
Mary K. Bush               $1,483.45              $0.00          $148,250.00
Margaret B.W. Graham       $1,543.00              $0.00          $155,750.00
Thomas J. Perna+           $1,281.34              $0.00          $126,053.12
Marguerite A. Piret        $1,720.38              $0.00          $178,250.00
John Winthrop              $1,422.08              $0.00          $140,500.00
Total                      $9,444.28              $0.00          $933,603.12

      * Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.

      **    For the fiscal year ended December 31, 2006.

      *** For the calendar year ended December 31, 2006. There are 82 U.S. registered investment portfolios in the Pioneer Family of Funds.

      +     Mr. Perna became a Trustee on February 7, 2006.


Approximate Management Fees the Fund Paid or Owed Pioneer

The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.


For the Fiscal Years Ended December 31,
               2006         2005         2004
Gross Fee      $2,305,134   $2,339,272   $2,620,172
Incurred
Net Fee Paid   $2,259,307   $2,315,848   $2,620,159


Fees the Fund Paid to Pioneer under the Administration Agreement


For the Fiscal Years Ended
December 31,
2006                                2005                               2004
$95,017                             $98,065                            $242,364


Carryover of Distribution Expenses


As of December 31, 2006 the carryover of distribution expenses under the Class A Plan was:

$50,340


Underwriting Expenses and Commissions

For the fiscal years ended December 31,


--------------------------------------------------------------------------------
                          2006          2005      2004
--------------------------------------------------------------------------------
Approximate Net        $   31,024    $  15,105     $0
Underwriting
Expenses Retained by
PFD
--------------------------------------------------------------------------------
Approximate            $  165,864    $  86,527     $0

Commissions
Reallowed to Dealers
(Class A shares)
--------------------------------------------------------------------------------
Approximate            $        0    $       0     $0
Commissions
Reallowed to Dealers
(Class C shares)
--------------------------------------------------------------------------------
Approximate            $2,163,000    $       0     $0
Brokerage and
Underwriting
Commissions
(Portfolio
Transactions)
--------------------------------------------------------------------------------


Fund Expenses under the Distribution Plans


For the Fiscal Year Ended December 31, 2006

Class A Plan          Class B Plan          Class C Plan
--------------------------------------------------------------------------------
$127,312              $39,620               $30,481


CDSCs


--------------------------------------------------------------------------------
During the fiscal year ended December 31, 2006, the following CDSCs were paid to
PFD:

--------------------------------------------------------------------------------
$8,813

Capital Loss Carryforwards as of December 31, 2006

--------------------------------------------------------------------------------
At December 31, 2006, the fund had the following net capital loss carryforward:
--------------------------------------------------------------------------------
$24,071


Fund Performance


The fund acquired the assets and liabilities of Safeco Municipal Bond Fund (the predecessor fund) on December 10, 2004. In the reorganization, the predecessor fund exchanged its assets for Investor Class shares of the fund. As a result of the reorganization, the fund is the accounting successor of the predecessor fund. The fund's Investor Class shares are not offered through this prospectus.


The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's Class A, Class B and Class C shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.


The performance of Class Y shares of the fund includes the net asset value performance of the predecessor fund's Class A shares prior to the reorganization, which has not been restated to reflect any differences in expenses. If all the expenses of the Pioneer fund were reflected, the performance would be lower.


Average Annual Total Returns as of December 31, 2006

The table reflects sales charges applicable to the class.


The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

                                                   Average Annual Total Return (%)
                                                                              Since   Inception
Class of Shares                       One Year   Five Years   Ten Years   Inception        Date
Class A Shares                                                                         9/30/96#
Return before taxes                       0.44         5.23        5.20        5.33
Return after taxes on distributions       0.31         3.99        3.56        3.67
Return after taxes on distributions
and sale of shares                        1.94         4.09        3.61        3.71
Class B Shares                                                                         9/30/96#
Return before taxes                       0.37         5.37        5.02        5.12
Return after taxes on distributions       0.23         4.30        3.60        3.69
Return after taxes on distributions
and sale of shares                        1.73         4.29        3.60        3.68
Class C Shares                                                                         10/1/03#
Return before taxes                       4.52          N/A         N/A        4.38
Return after taxes on distributions       4.39          N/A         N/A        3.65
Return after taxes on distributions
and sale of shares                        4.43          N/A         N/A        3.78
Class Y Shares                                                                         9/30/96#
Return before taxes                       5.24         6.21        5.80        5.91
Return after taxes on distributions       5.10         4.96        4.15        4.24
Return after taxes on distributions
and sale of shares                        5.20         4.95        4.14        4.23

# Inception date of the predecessor fund. Class A, Class B and Class C shares commenced operations on December 11, 2004. Class Y shares commenced operations on November 10, 2006.

Standardized 30-Day Yield (December 31, 2006)

Class of Shares              Yield (%)
--------------------------------------------------------------------------------
Class A Shares               3.09
Class B Shares               1.72
Class C Shares               1.99
Class Y Shares               3.46

Standardized 30-Day Yield December 31, 2006) (absent expense limitation)

Class of Shares              Yield (%)
--------------------------------------------------------------------------------
Class A Shares               3.03
Class B Shares               1.72
Class C Shares               1.99
Class Y Shares               [TBD]

Taxable equivalent yield (35% federal income tax bracket) (December 31, 2006)

Class of Shares              Yield (%)
--------------------------------------------------------------------------------
Class A Shares               4.75
Class B Shares               2.65
Class C Shares               3.06
Class Y Shares               5.32

Taxable equivalent yield (35% federal income tax bracket) (December 31, 2006) (absent expense limitation)

Class of Shares              Yield (%)
--------------------------------------------------------------------------------
Class A Shares
Class B Shares
Class C Shares
Class Y Shares

20. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

Moody's Investors Service, Inc. ("Moody's") Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Moody's Debt Ratings

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest

----------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

21.                                Appendix B

                     Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or
(3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

      o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

      o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

      o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

      o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

      o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

      o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

      o     Retains a record of the vote cast;

      o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

      o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

      o     A record memorializing the basis for each referral vote cast;

      o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

      o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                              Proxy Voting Policies

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

      o     Corporate name change.

      o     A change of corporate headquarters.

      o     Stock exchange listing.

      o     Establishment of time and place of annual meeting.

      o     Adjournment or postponement of annual meeting.

      o     Acceptance/approval of financial statements.

      o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

      o     Approval of minutes and other formalities.

      o Authorization of the transferring of reserves and allocation of income.

      o     Amendments to authorized signatories.

      o     Approval of accounting method changes or change in fiscal year-end.

      o     Acceptance of labor agreements.

      o     Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

      o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

      o     Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

      o     Seek bids from other auditors.

      o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

      o     Indemnify auditors.

      o Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

      o Audit, compensation and nominating committees composed of independent directors exclusively.

      o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

      o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

      o     Election of an honorary director.

We will vote against:

      o     Minimum stock ownership by directors.

      o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

      o Requirements for union or special interest representation on the board.

      o     Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

      o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

      o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

      o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

      o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

      o Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

      o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

      o     Contested election of directors.

      o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

      o     Mandatory retirement policies.

      o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

      o     Cumulative voting.

      o     Increase ability for shareholders to call special meetings.

      o     Increase ability for shareholders to act by written consent.

      o     Restrictions on the ability to make greenmail payments.

      o     Submitting rights plans to shareholder vote.

      o     Rescinding shareholder rights plans ("poison pills").

      o     Opting out of the following state takeover statutes:

      o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

      o Control share cash-out provisions, which require large holders to acquire shares from other holders.

      o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

      o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

      o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

      o     Fair price provisions.

      o     Authorization of shareholder rights plans.

      o     Labor protection provisions.

      o     Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

      o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

      o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

      o     Proposals that allow shareholders to nominate directors.

We will vote against:

      o     Classified boards, except in the case of closed-end mutual funds.

      o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

      o     Classes of shares with unequal voting rights.

      o     Supermajority vote requirements.

      o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

      o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

      o     Extension of advance notice requirements for shareholder proposals.

      o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

      o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

      o     Changes in par value.

      o     Reverse splits, if accompanied by a reduction in number of shares.

      o Share repurchase programs, if all shareholders may participate on equal terms.

      o     Bond issuance.

      o     Increases in "ordinary" preferred stock.

      o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

      o     Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

      o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

      o Increase in authorized common stock. We will make a determination considering, among other factors:

      o     Number of shares currently available for issuance;

      o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

      o     Proposed use of the additional shares; and

      o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

      o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

      o     Proposals to submit private placements to shareholder vote.

      o     Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

      o     401(k) benefit plans.

      o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

      o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

      o     Amendments to performance plans to conform with OBRA;

      o     Caps on annual grants or amendments of administrative features;

      o     Adding performance goals; and

      o     Cash or cash-and-stock bonus plans.

      o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

      o     Require that option repricings be submitted to shareholders.

      o     Require the expensing of stock-option awards.

      o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

      o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

      o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

            o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                  Dilution = (A + B + C) / (A + B + C + D), where

                  A = Shares reserved for plan/amendment,

                  B = Shares available under continuing plans,

                  C = Shares granted but unexercised and

                  D = Shares outstanding.

            o     The plan must not:

                  o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

                  o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

      o We are generally in favor of proposals that increase participation beyond executives.

      o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

      o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

      o We generally support proposals asking companies to adopt stock holding periods for their executives.

      o     All other employee stock purchase plans.

      o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

      o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

      o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

      o     Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

      o     Limits on executive and director pay.

      o     Stock in lieu of cash compensation for directors.

Corporate Governance

Pioneer will vote for:

      o     Confidential Voting.

      o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

      o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

      o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

      o Bundled proposals. We will evaluate the overall impact of the proposal.

      o     Adopting or amending the charter, bylaws or articles of association.

      o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

      o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

      o     Limitations on stock ownership or voting rights.

      o     Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

      o     Mergers and acquisitions.

      o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

      o     Debt restructurings.

      o     Conversion of securities.

      o     Issuance of shares to facilitate a merger.

      o     Private placements, warrants, convertible debentures.

      o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

      o     Establishment of new classes or series of shares.

      o     Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

      o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

      o     Approval of new or amended advisory contracts.

      o     Changes from closed-end to open-end format.

      o     Authorization for, or increase in, preferred shares.

      o     Disposition of assets, termination, liquidation, or mergers.

      o Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

      o Conduct studies regarding certain issues of public concern and interest;

      o Study the feasibility of the company taking certain actions with regard to such issues; or

      o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                           PART C - OTHER INFORMATION

PIONEER
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AMT-FREE CA MUNICIPAL FUND


Prospectus


May 1, 2007


Class A, Class B and Class C Shares


Contents

Basic information about the fund ..............  1
Management .................................... 12
Buying, exchanging and selling shares ......... 14
Dividends, capital gains and taxes ............ 46
Financial highlights .......................... 48

Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

[LOGO] PIONEER
       Investments(R)

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An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Contact your investment professional to discuss how the fund fits into your portfolio.
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Basic information about the fund

Investment objective
As high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital.

Principal investment strategies
Normally, the fund invests:
o at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities the interest on which is exempt from regular federal income tax and California personal income tax; the fund will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax;
o at least 65% of its net assets in investment-grade municipal securities with a maturity of more than one year.


The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. Instruments that allow for balloon payments or negative amortization payments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.


The fund may invest in tax-exempt securities of issuers located outside the state of California.

The fund may invest in municipal securities of any maturity, although under normal circumstances it is anticipated that the fund will generally invest in longer-term investments. Municipal securities with longer maturities are generally more volatile than other fixed income securities with shorter maturities.

Pioneer Investment Management, Inc., the fund's investment adviser, considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity and rating weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating and issuer diversification. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its

Basic information about the fund

financial statements and operations, to assess an issuer's credit quality, taking into account financial condition, future capital needs and potential for change in rating. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

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Investment grade securities
A debt security is considered investment grade if it is:
o    Rated BBB or higher at the time of purchase by Standard & Poor's Ratings
     Group;
o Rated the equivalent rating by a nationally recognized statistical rating organization; or
o    Determined to be of equivalent credit quality by Pioneer

Securities in the lowest category of investment grade are considered to have speculative characteristics.
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Principal risks of investing in the fund
You could lose money on your investment or not make as much as if you invested elsewhere if:

o Interest rates go up, causing the value of the fund's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
o The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This is known as credit risk

o New federal or state legislation adversely affects the tax-exempt status of securities held by the fund or the financial ability of municipalities to repay these obligations
o The issuer of a security owned by the fund may not be able to make timely payments because of a general economic downturn or increased governmental costs
o Because the fund concentrates its investments in a single state, there may be more fluctuation in the value of its securities than is the case for mutual funds whose portfolios are more geographically diverse. Because the fund invests primarily in securities issued by California and its municipalities, it is more vulnerable to unfavorable developments in California than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may adversely affect the overall California municipal market
o Pioneer is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

Although distributions of interest income from the fund's tax-exempt securities are generally exempt from regular federal income tax and California State personal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about state and local taxes on your fund distributions.



Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:
o    Inadequate financial information
o    Small, less liquid and more volatile markets
o    Political and economic upheavals



Market segment risks
To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

Basic information about the fund

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.



The fund acquired the assets and liabilities of Safeco California Tax-Free Income Fund (the predecessor fund) on December 10, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.

The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's Class A, Class B and Class C shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.


The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance
The chart shows the year-by-year performance of the fund's Class A shares. Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

Annual return Class A shares (%)
(Year ended December 31)

[The following data was represented as a bar chart in the printed material]

'97                11.29
'98                 5.73
'99                -9.42
'00                18.40
'01                 3.83
'02                 8.30
'03                 4.79
'04                 5.27
'05                 6.94
'06                 5.23


The highest calendar quarterly return was 7.07% (06/30/2002 to 09/30/2002)

The lowest calendar quarterly return was -3.71% (03/31/1999 to 06/30/1999)

Basic information about the fund

Comparison with the Lehman Brothers Municipal Bond Index
The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Lehman Brothers Municipal Bond Index. This index is a broad measure of the municipal bond market.


Unlike the fund, the index is not managed and does not incur expenses. The table:

o    Reflects sales charges applicable to the class
o    Assumes that you sell your shares at the end of the period
o    Assumes that you reinvest all of your dividends and distributions


Average annual total return (%)

(for periods ended December 31, 2006)

                                                               Since  Inception
                             1 Year   5 Years   10 Years   Inception     Date #
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Class A                                                                 9/30/96
Return before taxes            0.47      5.13       5.23        5.38
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Return after taxes
on distributions               0.28      4.93       5.05        5.20
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Return after taxes
on distributions
and sale of shares             1.91      4.94       5.04        5.18
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Class B                                                                 9/30/96
Return before taxes            0.36      5.16       4.98        5.11
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Class C                                                                 10/1/03
Return before taxes            4.39       N/A        N/A        5.05
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Lehman Brothers Municipal
Bond Index (reflects no
deduction for taxes)           4.84      5.53       5.76        5.87*
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# Inception date of the predecessor fund. Class A, Class B and Class C shares commenced operations on December 11, 2004.

*    Since the inception of Class A and Class B shares. Class C shares: 4.66%.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareowner fees
paid directly from your investment                  Class A   Class B   Class C
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Maximum sales charge (load) when you buy shares
as a percentage of offering price                     4.50%      None      None
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Maximum deferred sales charge (load) as a
percentage of offering price or the amount you
receive when you sell shares, whichever is less     None(1)        4%        1%
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Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets         Class A   Class B   Class C
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Management Fee                                        0.50%     0.50%     0.50%
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Distribution and Service (12b-1) Fee                  0.25%     1.00%     1.00%
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Other Expenses                                        0.28%     0.44%     0.26%
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Total Annual Fund Operating Expenses(2)               1.03%     1.94%     1.76%
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Less: Fee Waiver and Expense Limitation(3)           -0.17%    -0.18%     0.00%
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Net Expenses(3)                                       0.86%     1.76%     1.76%
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Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                    If you sell your shares                 If you do not sell your shares
            ----------------------------------------   ----------------------------------------
                                    Number of years you own your shares
            -----------------------------------------------------------------------------------
                  1         3          5          10         1         3          5          10
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Class A        $534      $747       $977      $1,638      $534      $747       $977      $1,638
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Class B         579       892      1,130       2,013       179       592      1,030       2,013
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Class C         279       554        954       2,073       179       554        954       2,073
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1 Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be

Basic information about the fund

     subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."

2 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.


3 Net expenses in the table reflect the expense limitations currently in effect, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.86%, 1.76% and 1.76% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through May 1, 2008. There can be no assurance that Pioneer will extend the expense limitations beyond such time. See the statement of additional information for details regarding the expense limitation agreement.

Non-principal investment strategies and related risks
As discussed, the fund invests primarily in investment grade securities that provide income that is exempt from federal income tax and California state personal income tax.



The following sections describe additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. The fund's secondary, or non-principal, investment policies and strategies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).



More on rating criteria
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.


Taxable investments

The fund may invest up to 20% of its net assets in taxable investments, including securities of other investment companies, investment grade commercial paper, U.S. government securities, U.S. or foreign bank instruments and repurchase agreements.


Below investment grade securities

The fund may invest up to 10% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. The fund may invest in debt securities rated "D" or better, or comparable unrated securities.



Collateralized debt obligations
The fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality and yield. Lower tranches pay higher interest rates but represent lower

Basic information about the fund


degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the fund invests (e.g., the fund may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the fund as illiquid securities, which may be difficult to sell at an advantageous time or price.


Inverse floating rate obligations

The fund may invest up to 10% of its net assets in inverse floating rate obligations (a type of derivative instrument). Inverse floating rate obligations represent interests in tax-exempt bonds. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same municipality and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains. See "Financial highlights" for actual annual turnover rates.

Derivatives

The fund may, but is not required to, use futures and options on securities, indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:

o As a hedge against adverse changes in the market prices of securities or interest rates
o    As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the fund's exposure to the market prices of securities or interest rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The fund will only invest in derivatives to the extent Pioneer believes these investments do not prevent the fund from seeking its investment objective.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.



Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer.



Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.


Portfolio management

Day-to-day management of the Fund's portfolio is the responsibility of Stephen
C. Bauer. Mr. Bauer is supported by David Eurkus, portfolio manager, and the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Bauer joined Pioneer in November 2004. Prior to joining Pioneer, Mr. Bauer was president and director of Safeco Asset Management Company, and previously served as a portfolio manager of the fund's predecessor fund from that fund's inception until Pioneer assumed management in August 2004. Mr. Eurkus joined Pioneer as a senior vice president in January 2001 and has been an investment professional since 1969.

The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.

Management fee

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.50% of the fund's average daily net assets up to $250 million, 0.45% of the next $500 million and 0.40% on assets over $750 million. The fee is accrued daily and paid monthly.

For the fiscal year ended December 31, 2006, the fund paid management fees equivalent to 0.50% of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders, dated December 31, 2006.



Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


Disclosure of portfolio holdings

The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Buying, exchanging and selling shares

Net asset value


The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

The fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Choosing a class of shares
The fund offers three classes of shares through this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o    How long you expect to own the shares
o    The expenses paid by each class
o    Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.


Distribution plans

The fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.



Additional payments to financial intermediaries
There are two principal ways you compensate the financial intermediary through which you buy shares of the fund - directly, by the payment of sales commissions, if any; and indirectly, as a result of the fund paying Rule 12b-1 fees.

Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary

Buying, exchanging and selling shares

with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment may exceed the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

Buying, exchanging and selling shares

Comparing classes of shares


                    Class A                     Class B                     Class C
----------------------------------------------------------------------------------------------------
Why you might       Class A shares may be       You may prefer Class B      You may prefer Class C
prefer each class   your best alternative if    shares if you do not        shares if you do not
                    you prefer to pay an        want to pay an initial      wish to pay an initial
                    initial sales charge and    sales charge, or if you     sales charge and you
                    have lower annual           plan to hold your invest-   would rather pay higher
                    expenses, or if you         ment for at least five      annual expenses over
                    qualify for any reduction   years.                      time.
                    or waiver of the initial
                    sales charge.
----------------------------------------------------------------------------------------------------
Initial sales       Up to 4.50% of the          None                        None
charge              offering price, which is
                    reduced or waived for
                    large purchases and
                    certain types of inves-
                    tors. At the time of your
                    purchase, your invest-
                    ment firm may receive a
                    commission from the
                    distributor of up to 4%,
                    declining as the size of
                    your investment
                    increases.
----------------------------------------------------------------------------------------------------
Contingent          None, except in certain     Up to 4% is charged if      A 1% charge if you sell
deferred sales      circumstances when          you sell your shares.       your shares within one
charges             the initial sales charge    The charge is reduced       year of purchase. Your
                    is waived.                  over time and not           investment firm may
                                                charged after five years.   receive a commission
                                                Your investment firm        from the distributor at
                                                may receive a commis-       the time of your pur-
                                                sion from the distributor   chase of up to 1%.
                                                at the time of your pur-
                                                chase of up to 4%.
----------------------------------------------------------------------------------------------------
Distribution and    Up to 0.25% of average      Up to 1% of average         Up to 1% of average
service fees        daily net assets.           daily net assets.           daily net assets.
----------------------------------------------------------------------------------------------------
Annual expenses     Lower than Class B or       Higher than Class A         Higher than Class A
(including          Class C.                    shares; Class B shares      shares; Class C shares
distribution and                                convert to Class A          do not convert to any
service fees)                                   shares after eight          other class of shares.
                                                years.                      You continue to pay
                                                                            higher annual expenses.
----------------------------------------------------------------------------------------------------
Exchange            Class A shares of other     Class B shares of other     Class C shares of other
privilege           Pioneer mutual funds.       Pioneer mutual funds.       Pioneer mutual funds.
----------------------------------------------------------------------------------------------------
Maximum             None                        $49,999                     $999,999
purchase amount
(per transaction)
----------------------------------------------------------------------------------------------------

Sales charges: Class A shares


You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund. You do not pay a contingent deferred sales charge when you sell shares purchased through reinvestment of dividends or capital gain distributions.

--------------------------------------------------------------------------------
Offering price
The net asset value per share plus any initial sales charge.
--------------------------------------------------------------------------------

Sales charges for Class A shares

                                                            Sales charge as % of
                                                        ------------------------
                                                          Offering    Net amount
Amount of purchase                                           price      invested
--------------------------------------------------------------------------------
Less than $100,000                                            4.50          4.71
--------------------------------------------------------------------------------
$100,000 but less than $250,000                               3.50          3.63
--------------------------------------------------------------------------------
$250,000 but less than $500,000                               2.50          2.56
--------------------------------------------------------------------------------
$500,000 but less than $1 million                             2.00          2.04
--------------------------------------------------------------------------------
$1 million or more                                            -0-           -0-
--------------------------------------------------------------------------------

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.


Reduced sales charges
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares over time if:
o The amount of shares you own plus the amount you are investing now is at least $100,000 (Rights of accumulation)
o You plan to invest at least $100,000 over the next 13 months (Letter of intent)

Buying, exchanging and selling shares

Rights of accumulation
If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.


Letter of intent
You can use a letter of intent to qualify for reduced sales charges in two situations:
o If you plan to invest at least $100,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months

o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A, Class B or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Qualifying for a reduced Class A sales charge


In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.


You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.



Class A purchases at a reduced initial sales charge or net asset value are also available to:
Group plans if the sponsoring organization:
o    recommends purchases of Pioneer mutual funds to,
o    permits solicitation of, or
o    facilitates purchases by its employees, members or participants.

Buying, exchanging and selling shares

Class A purchases at net asset value
You may purchase Class A shares at net asset value (without a sales charge) as follows.


Investments of $1 million or more and certain retirement plans

You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more, are a participant in an employer-sponsored retirement plan with at least $1 million in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a deferred sales charge if you sell your Class A shares within 18 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.


If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.


Class A purchases at net asset value are available to:
o    Current or former trustees and officers of the fund;

o Partners and employees of legal counsel to the fund (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);
o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;

o Employees of AmSouth Bank (at the time of initial share purchase) investing through an account held with AmSouth Investment Services, Inc.;
o    Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o    Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Pioneer or any of its affiliates serve as investment adviser or manager;
o In connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;

o    Certain unit investment trusts;

o Employer-sponsored retirement plans with at least $1 million in total plan assets;

o Employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
     (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;
o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;

o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;

o Shareholders of record (i.e., not held in the name of your broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Buying, exchanging and selling shares

Reinstatement privilege for Class A and Class B shares
If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
o You must send a written request to the transfer agent no more than 90 days after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.


Class A shares that are subject to a contingent deferred sales charge

Purchases of Class A shares of $1 million or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 18 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code that has at least $1 million in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).


--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Sales charges: Class B shares


You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.


Contingent deferred sales charge

On shares sold                                                         As a % of
before the                                                 dollar amount subject
end of year                                                  to the sales charge
--------------------------------------------------------------------------------
1                                                                              4
--------------------------------------------------------------------------------
2                                                                              4
--------------------------------------------------------------------------------
3                                                                              3
--------------------------------------------------------------------------------
4                                                                              2
--------------------------------------------------------------------------------
5                                                                              1
--------------------------------------------------------------------------------
6+                                                                             0
--------------------------------------------------------------------------------


Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased.



Conversion to Class A shares
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares eight years after the date of purchase except that:
o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account
o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

Buying, exchanging and selling shares

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class B shares so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Sales charges: Class C shares


You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class C shares so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o    You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Waiver or reduction of contingent deferred sales charges (CDSC)
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.


Class A, Class B and Class C shares
The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

Buying, exchanging and selling shares

o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
     - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
     -    It is a required minimum distribution due to the attainment of age
          70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
     - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
     - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
     -    A return of excess employee deferrals or contributions;
     - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;
     - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year; or
     - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or
o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Opening your account


If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.


Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292


Telephone transaction privileges
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

Buying, exchanging and selling shares

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By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFone(SM) at any time.
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Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o    For new accounts, complete the online section of the account application

o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

General rules on buying, exchanging and selling your fund shares

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

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Good order means that:
o    You have provided adequate instructions
o    There are no outstanding claims against your account
o    There are no transaction limitations on your account

o    The purchase payment has cleared for shares you are requesting to redeem

o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o    Your request includes a signature guarantee if you:
     -    Are selling over $100,000 or exchanging over $500,000 worth of shares
     -    Changed your account registration or address within the last 30 days
     - Instruct the transfer agent to mail the check to an address different from the one on your account
     -    Want the check paid to someone other than the account owner(s)
     - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
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Buying
You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of

Buying, exchanging and selling shares

determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.



Minimum investment amounts
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.



Maximum purchase amounts
Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.

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Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
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Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.


Exchanging
You may exchange your shares for shares of the same class of another Pioneer mutual fund.


Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Your exchanges are subject to certain limitations. See "Shareowner Account Policies - Exchange Limitation."


Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.


Selling
Your shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as broker-dealers, receives your request in good order.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

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You may have to pay income taxes on a sale or an exchange.
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Consult your investment professional to learn more about buying, exchanging or selling fund shares.
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Buying, exchanging and selling shares

Buying shares


Through your investment firm
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.


By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o    You established your bank account of record at least 30 days ago
o    Your bank information has not changed for at least 30 days
o You are not purchasing more than $25,000 worth of shares per account per day
o    You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.



In writing, by mail

You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

Exchanging shares


Through your investment firm
Normally, your investment firm will send your exchange request to the fund's transfer agent. Consult your investment professional for more information about exchanging your shares.


By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o    The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o    You can provide the proper account identification information


In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o    The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o    The class of shares you are exchanging
o    The dollar amount or number of shares you are exchanging

Buying, exchanging and selling shares

Selling shares

Through your investment firm
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.


By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record


In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

How to contact us


By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website

www.pioneerinvestments.com


By fax
Fax your exchange and sale requests to:
1-800-225-4240

Buying, exchanging and selling shares

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.


While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

In addition to monitoring trades, the policies and procedures provide that:

o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B or Class C shares that may occur in any calendar year. See "Exchange limitation."


The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.


Account options
See the account application form for more details on each of the following options.


Automatic investment plans
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class B or Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.


Pioneer Investomatic Plan
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Buying, exchanging and selling shares

Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o    You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o    The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.


Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.


If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount instead of sending a check. Additional shares will be purchased at the then current net asset value.



Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.


Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o    You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)


These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.



Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.


Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Buying, exchanging and selling shares

Shareowner services



Pioneer website
www.pioneerinvestments.com

The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o    Your current account information
o    Prices, returns and yields of all publicly available Pioneer mutual funds

o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

o    A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.


FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o    Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o    Request account statements

If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).


Household delivery of fund documents

With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.



Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.


TDD 1-800-225-1997
If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.


Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.


Shareowner account policies

Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o    Requesting certain types of exchanges or sales of fund shares
o    Redeeming shares for which you hold a share certificate
o    Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


Exchange limitation
You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached,

Buying, exchanging and selling shares

Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.


Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.


Telephone and website access

You may have difficulty contacting the fund by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.



Share certificates
The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.


Other policies
The fund and the distributor reserve the right to:
o    reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
The fund declares a dividend daily. The dividend consists of substantially all of the fund's net income. You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The fund generally pays any distributions of net short- and long-term capital gains in November.

The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.


Taxes

For U.S. federal income tax purposes, distributions from the fund's tax-exempt interest, called "exempt-interest dividends," are exempt from regular federal income tax and, for purposes of the federal alternative minimum tax, are not tax preference items for non-corporate shareholders. Distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains and dividends that are not exempt-interest dividends are taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay "qualified dividend income," taxable dividends from the fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. Any taxable dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

A majority of the income dividends you receive from the fund are expected to be exempt from California state personal income taxes. However, certain situations may result in taxable income. While income dividends from interest earned on municipal securities from a state or its political subdivisions are generally exempt from that state's income taxes, almost all states tax interest earned on municipal securities of other states.

When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.


You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends (other than exempt-interest dividends) and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal and state tax considerations, including possible state and local income taxation of the fund's exempt-interest dividends and other distributions. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.

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Sales and exchanges may be taxable transactions to shareowners.
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Financial highlights

The financial highlights table helps you understand the fund's financial performance for the past five years.



Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class B and Class C shares of the fund (assuming reinvestment of all dividends and distributions).



The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Pioneer AMT-Free CA Municipal Fund

Class A shares


                                        Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                         12/31/06       12/31/05      12/31/04(a)    12/31/03       12/31/02
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period    $    12.86     $    12.65     $   12.69     $    12.67     $    12.40
                                        ---------------------------------------------------------------------
Increase from investment operations:
  Net investment income                 $     0.42     $     0.45     $    0.53(b)  $     0.56     $     0.57
  Net realized and unrealized gain
   on investments                             0.23           0.42          0.12           0.03           0.43
                                        ---------------------------------------------------------------------
   Net increase from investment
     operations                         $     0.65     $     0.87     $    0.65     $     0.59     $     1.00
Distributions to shareowners:
  Net investment income                      (0.52)         (0.53)        (0.53)         (0.53)         (0.51)
  Distributions in excess of net
   investment income                             -              -             -              -          (0.04)
  Net realized gain                          (0.15)         (0.13)        (0.16)         (0.04)         (0.18)
                                        ---------------------------------------------------------------------
Net increase (decrease) in net
  asset value                           $    (0.02)    $     0.21     $   (0.04)    $     0.02     $     0.27
                                        ---------------------------------------------------------------------
Net asset value, end of period          $    12.84     $    12.86     $   12.65     $    12.69     $    12.67
                                        =====================================================================
Total return*                                 5.23%          6.94%         5.22%          4.79%          8.31%
Ratio of net expenses to average
  net assets+                                 0.86%          0.86%         0.86%          0.86%          1.06%
Ratio of net investment income to
  average net assets+                         4.19%          4.23%         4.21%          4.49%          4.25%
Portfolio turnover rate                         13%             7%           22%            19%            25%
Net assets, end of period
  (in thousands)                        $   86,345     $   10,186     $      87     $      741     $      636
Ratios with no waivers of
  management fees and assumption
  of expenses by Pioneer and no
  reduction for fees paid indirectly:
  Net expenses                                1.03%          1.06%         1.04%          1.06%          1.06%
  Net investment income                       4.02%          4.03%         4.03%          4.29%          4.25%
Ratios with waiver of management
  fees and assumption of expenses
  by Pioneer and reduction for fees
  paid indirectly:
  Net expenses                                0.86%          0.86%         1.04%          1.06%          1.06%
  Net investment income                       4.19%          4.23%         4.03%          4.29%          4.25%
-------------------------------------------------------------------------------------------------------------

(a) Effective August 2, 2004, Pioneer Investment Management, Inc. became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.

Financial highlights

Pioneer AMT-Free CA Municipal Fund

Class B shares


                                        Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                         12/31/06       12/31/05      12/31/04(a)    12/31/03       12/31/02
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $    12.79     $    12.64     $   12.66     $    12.65     $    12.39
                                        ---------------------------------------------------------------------
Increase from investment operations:
  Net investment income                 $     0.37     $     0.32     $    0.43(b)  $     0.47     $     0.48
  Net realized and unrealized gain
   on investments                             0.17           0.36          0.14           0.02           0.42
                                        ---------------------------------------------------------------------
   Net increase from investment
     operations                         $     0.54     $     0.68     $    0.57     $     0.49     $     0.90
Distributions to shareowners:
  Net investment income                      (0.41)         (0.40)        (0.43)         (0.44)         (0.42)
  Distributions in excess of net
   investment income                             -              -             -              -          (0.04)
  Net realized gain                          (0.15)         (0.13)        (0.16)         (0.04)         (0.18)
                                        ---------------------------------------------------------------------
Net increase (decrease) in
  net asset value                       $    (0.02)    $     0.15     $   (0.02)    $     0.01     $     0.26
                                        ---------------------------------------------------------------------
Net asset value, end of period          $    12.77     $    12.79     $   12.64     $    12.66     $    12.65
                                        =====================================================================
Total return*                                 4.36%          5.39%         4.62%          3.96%          7.47%
Ratio of net expenses to average
  net assets+                                 1.76%          1.78%         1.68%          1.61%          1.77%
Ratio of net investment income to
  average net assets+                         3.35%          3.40%         3.61%          3.74%          3.54%
Portfolio turnover rate                         13%             7%           22%            19%            25%
Net assets, end of period
  (in thousands)                        $      769     $      411     $      10     $    1,021     $    1,111
Ratios with no waivers of
  management fees and assumption
  of expenses by Pioneer and no
  reduction for fees paid indirectly:
  Net expenses                                1.94%          1.95%         1.88%          1.76%          1.77%
  Net investment income                       3.17%          3.23%         3.41%          3.59%          3.54%
Ratios with waiver of management
  fees and assumption of expenses
  by Pioneer and reduction for fees
  paid indirectly:
  Net expenses                                1.76%          1.78%         1.88%          1.76%          1.77%
  Net investment income                       3.35%          3.40%         3.41%          3.59%          3.54%
-------------------------------------------------------------------------------------------------------------

(a) Effective August 2, 2004, Pioneer Investment Management, Inc. became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.

Pioneer AMT-Free CA Municipal Fund

Class C shares


                                         Year Ended    Year Ended     Year Ended   10/01/03(c)
                                          12/31/06      12/31/05      12/31/04(a)  to 12/31/03
---------------------------------------------------------------------------------------------
Net asset value, beginning of period      $   12.76     $   12.63     $   12.66     $   12.55
                                          ---------------------------------------------------
Increase from investment operations:
  Net investment income                   $    0.34     $    0.35     $    0.43(b)  $    0.14
  Net realized and unrealized gain
   on investments                              0.21          0.34          0.13          0.09
                                          ---------------------------------------------------
   Net increase from investment
     operations                           $    0.55     $    0.69     $    0.56     $    0.23
Distributions to shareowners:
  Net investment income                       (0.43)        (0.43)        (0.43)        (0.11)
  Distributions in excess of net
   investment income                              -             -             -         (0.01)
  Net realized gain                           (0.15)        (0.13)        (0.16)            -
                                          ---------------------------------------------------
Net increase (decrease) in
  net asset value                         $   (0.03)    $    0.13     $   (0.03)    $    0.11
                                          ---------------------------------------------------
Net asset value, end of period            $   12.73     $   12.76     $   12.63     $   12.66
                                          ===================================================
Total return*                                  4.39%         5.49%         4.54%         1.91%^
Ratio of net expenses to average
  net assets+                                  1.76%         1.56%         1.61%         1.61%**
Ratio of net investment income to
  average net assets+                          3.31%         3.50%         3.47%         4.60%**
Portfolio turnover rate                          13%            7%           22%           19%
Net assets, end of period
  (in thousands)                          $   6,935     $   1,561     $      10     $     101
Ratios with no waivers of
  management fees and assumption
  of expenses by Pioneer and no
  reduction for fees paid indirectly:
  Net expenses                                 1.76%         1.72%         2.06%         4.09%**
  Net investment income                        3.31%         3.34%         3.02%         2.12%**
Ratios with waiver of management
  fees and assumption of expenses
  by Pioneer and reduction for fees
  paid indirectly:
  Net expenses                                 1.76%         1.56%         1.61%         1.61%**
  Net investment income                        3.31%         3.50%         3.47%         4.60%**
---------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
^    Not annualized.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.
(a) Effective August 2, 2004, Pioneer Investment Management, Inc. became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
(c)  Class C shares were first publicly offered on October 1, 2003.

                                      Notes

Pioneer
AMT-Free CA Municipal Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com.



Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.


Visit our website

www.pioneerinvestments.com

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-21460)


[LOGO] PIONEER
       Investments(R)
Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19272-01-0507
                                         (C)2007 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                          Member SIPC

                       PIONEER AMT FREE CA MUNICIPAL FUND
                            (Pioneer Series Trust II)
                                 60 State Street
                           Boston, Massachusetts 02109


                       STATEMENT OF ADDITIONAL INFORMATION


                       Class A, Class B and Class C Shares

                                   May 1, 2007

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B, and Class C shares prospectus dated May 1, 2007, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of each prospectus from our website at: www.pioneerinvestment.com. The fund's financial statements for the fiscal year ended December 31, 2006 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

1.    Fund History......................................................       2
2.    Investment Policies, Risks and Restrictions.......................       2
3.    Trustees and Officers.............................................      26
4.    Investment Adviser................................................      35
5.    Principal Underwriter and Distribution Plans......................      37
6.    Shareholder Servicing/Transfer Agent..............................      42
7.    Custodian.........................................................      42
8.    Independent Registered Public Accounting Firm.....................      43
9.    Portfolio Management..............................................      43
10.   Portfolio Transactions............................................      47
11.   Description of Shares.............................................      48
12.   Sales Charges.....................................................      50
13.   Redeeming Shares..................................................      57
14.   Telephone and Online Transactions.................................      58
15.   Pricing of Shares.................................................      59
16.   Tax Status........................................................      60
17.   Investment Results................................................      67
18.   Financial Statements..............................................      67
19.   Annual Fee, Expense and Other Information.........................      67
20.   Appendix A - Description of Short-Term Debt, Corporate Bond and
      Preferred Stock Ratings...........................................      74
21.   Appendix B - Proxy Voting Policies and Procedures.................      79

1. FUND HISTORY


The fund is a diversified series of Pioneer Series Trust II (the "Trust"), an open-end management investment company. The fund originally was established as Safeco California Tax-Free Income Fund, a series of Safeco Tax-Exempt Bond Trust, a Delaware statutory trust, on May 13, 1993. Pursuant to an agreement and plan of reorganization, the fund was reorganized as a series of the Trust, a Delaware statutory trust, on December 10, 2004, and the fund's name was changed to Pioneer California Tax Free Income Fund. Effective January 20, 2006, the fund changed its name from Pioneer California Tax Free Income Fund to Pioneer AMT-Free CA Municipal Fund. Pioneer Investment Management Inc., ("Pioneer") is the fund's investment adviser.


2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS


The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.


Debt Securities Rating Criteria


While ratings at the time of purchase will determine which securities may be acquired, a subsequent reduction in rating will not require the fund to dispose of the securities. Investment in lower-quality securities may provide higher yields than higher-rated securities; however, the added risk of investing in lower quality securities might not be consistent with preservation of capital. The ratings of Moody's Investors Service, Inc. ("Moody's") and by Standard & Poor'sPoor's Ratings Group ("S&P") represent their opinions as to the quality of the bonds issued by or on behalf of states, counties and municipalities of the U.S. and their authorities and political subdivisions ("Tax-Exempt Bonds") which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Bonds with the same maturity, coupon and rating may have different yields while bonds of the same maturity and coupon with different ratings may have the same yield. There is no assurance the fund will attain its investment objective. See Appendix A for a description of rating categories.

Investment grade debt securities are those rated "BBB" or higher by S&P or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade,, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "D" or better, or comparable unrated securities.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The fund may invest up to 10% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Below investment grade debt securities are those rated "BB" and below by Standard & Poor's Ratings Group or the equivalent rating of other nationally recognized statistical rating organizations. See Appendix A for a description of rating categories.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

At December 31, 2006, 18.29% of the fund's total assets were rated BBB (or were of equivalent quality), 5.32% of the fund's total assets were rated BB (or were of equivalent quality), 0.00% of the fund's total assets were rated B (or were of equivalent quality), and 0.00% of the fund's total assets were rated CCC and lower (or were of equivalent quality), 0.00% of the fund's long-term holdings were not rated and cash or cash equivalents represented 0.42% of the fund's long-term holdings.


Municipal Obligations


The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues


The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The yields on Tax-Exempt Bonds are dependent on a variety of factors, including general money market conditions, general conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The value of outstanding Tax-Exempt Bonds will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of Tax-Exempt Bonds. Should such interest rates rise, the values of outstanding bonds, including those held in the fund's portfolio, will decline and (if purchased at principal amount) would sell at a discount, and, if such interest rates fall, the values of outstanding bonds will increase and (if purchased at principal amount) would sell at a premium. Changes in the value of the Tax-Exempt Bonds held in the fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the fund.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on Tax-Exempt Bonds. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Bonds for investment by the fund and the value of the fund's portfolio would be affected. Additionally, the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund.

Municipal Lease Obligations

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with other Tax-Exempt Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The fund will seek to minimize these risks.

In determining the liquidity of municipal lease obligations, Pioneer, under guidelines established by the fund's Board of Trustees, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.

If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:

(1) any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.

(2) any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

Investments in Securities Issued by California and Its Municipalities


The following is a condensed and general description of conditions affecting the taxing ability and fiscal condition of the State of California (hereinafter "State" or "California") and its various political subdivisions and their ability to meet their debt service obligations. Since during normal market conditions the California AMT-Free CA Municipal Fund plans to invest primarily in bonds issued by California and its political subdivisions, the investment risk of such concentration should be carefully considered. The description below summarizes discussions contained in official statements relating to various types of bonds issued by California and its political subdivisions and other related materials. A more detailed description can be found in such official statements and other materials. The California AMT-Free Municipal Fund has not independently verified any of the information presented in this section.

General Economic Conditions. California's economy is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's population of approximately 37.4 million represents over 12 percent of the total United States population.

Following a severe recession in the early 1990's, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped in half from the recession to under 5%, its lowest level in three decades. But in 2001 the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade also slowed in 2001. The terrorist attacks on September 11, 2001 further weakened the economy, particularly in tourism-based areas. The severe financial challenges which faced the State since early 2001 continued for several years. The California economy has undergone a sluggish recovery since 2002 and continued to strengthen in 2006, although the economy was stronger in the first half of 2006 than the second.. California personal income--income received by California residents from all sources--was up 6.6% from a year earlier and wages and salaries were up 7.6% in the first three quarters of 2006. For both measures, growth was faster in 2006 than in 2005, however, for both measures, the 2006 gains were strongest in the first quarter and then shrank as the year proceeded. Statewide taxable sales were more than 7% above their year-ago level in the first half of 2006, consistent with the strong gain in personal income in that period.

California enjoyed better job gains in 2006 than in prior years. California non-farm payroll employment was 1.9%, slightly higher than the 1.8% gain in 2005. Bigger job gains in professional and business services, government, leisure and hospitality, and private educational and health services and smaller losses in manufacturing and information offset smaller increases in construction, trade, transportation, and utilities, and financial activities. The state's unemployment rate dropped from an average of 5.4% in 2005 to 4.9% in 2006, as the number of unemployed persons fell below 900,000 for the first time in five years.

2005 Budget Act

For both the state and the nation, a downturn in the housing sector was primarily behind the slowing of the economy in the second half of 2006. The slowdown in housing was greater in the State, where the number of new housing permits issued fell by 22% in 2006, as compared to 14% in the nation. Sales of existing single-family detached homes declined by 25% in California in 2006, and new home sales by 15%. Price gains moderated considerably, and some counties, including six of the nine Bay Area counties, experienced year-over-year price declines. The number of mortgage default notices filed against California homeowners in the fourth quarter of 2006 was more than double the year-earlier level.

In the 2007-08 Governor's Budget (as defined below), the Department of Finance projected that the California economy will decelerate in calendar year 2007 before rebounding in calendar year 2008. According to the Department of Finance's projections, economic growth will likely be modest in the first half of 2007, and unemployment could increase slightly, the second half of the year should bring better growth as the state housing sector begins to pull out of its downturn.

Adverse fiscal and economic factors may result in a serious erosion of the State's General Fund tax revenue. In recent years, the State has derived a significant portion of its revenue from personal income and sales taxes. Because the amount collected from theses taxes is particularly sensitive to economic conditions, the State's revenues may continue to be volatile.

The Budget Act for the 2005-06 Fiscal Year (the "2005 Budget Act") was adopted by the California Legislature on July 7, 2005 and signed by Governor Schwarzenegger on July 11, 2005. Governor Schwarzenegger vetoed $190 million in appropriations (including $115 million in General Fund appropriations).

Under the 2005 Budget Act, General Fund revenues and transfers were projected to increase 5.7% to $84.5 billion in fiscal year 2005-06 as compared to General Fund revenues and transfers for 2004-05. The revenue projections assumed continued but moderating growth in California's economy. The 2005 Budget Act contained General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 was funded by using a part of the $7.5 billion fund balance at June 30, 2005.

The June 30, 2006 reserve was projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve was to be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005. The 2005 Budget Act also included special fund expenditures of $23.3 billion and bond fund expenditures of $4.0 billion. The state issued $3.0 billion of Revenue Anticipation Notes (RANs) to meet the state's short-term cash flow needs for fiscal year 2005-06.

Estimates relating to the 2005-06 fiscal year released in the 2007-08 budget proposed in January, 2007 by Governor Schwarzenegger (the "2007-08 Governor's Budget"), show that the state experienced substantially more favorable results than were projected at the time the 2005 Budget Act was enacted. As a result of revised estimates for years prior to 2005-06 and improved economic results which generated major increases in tax revenues, the State estimates nearly $9.0 billion increase in total prior year resources, plus revenues and transfers for 2005-06 to about $93.4 billion. Expenditures in the 2005-06 fiscal year increased by about $1.6 billion primarily for expenditures required by Proposition 98 (assistance to local schools and community college districts).

2006 Budget Act

The Budget Act for the 2006-2007 Fiscal Year (the "2006 Budget Act") was adopted by the California Legislature on June 27, 2006 and signed by Governor Schwarzenegger on June 30, 2006. Governor Schwarzenegger vetoed $112 million in appropriations (including $62 million in General Fund appropriations).

Under the 2006 Budget Act, General Fund revenues and transfers were projected to increase 1.2%, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005- 06. This included more than $4.9 billion, or 4.7% of total General Fund resources available, to address the state's debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 was funded by using a large part of the 2006-07 beginning fund balance.

The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion. The 2006 Budget Act also contained Special Fund expenditures of $26.6 billion and Bond Fund, expenditures of $3.6 billion. Special Fund revenues were estimated at $27.8 billion. Pursuant to the cash flow projections for the 2006 Budget Act, the state issued $1.5 billion of revenue anticipation notes to assist in its cash management program for the fiscal year.

Estimates in the 2007-08 Governor's Budget revised various revenue and expenditure projections relating to the 2006-07 fiscal year. The 2007-08 Governor's Budget projects that the state will end fiscal year 2006-07 with a total reserve of $2.925 billion, (including $472 million in the Budget Stabilization Account) up $823 million from estimates made at the time of the 2006 Budget Act. The prior year's resources balance reflects a net gain of $1.286 billion for 2006-07 at 2007-08 Governor's Budget since the 2006 Budget Act. As of the 2007-08 Governor's Budget, General Fund revenues and transfers for fiscal year 2006- 07 are projected at $94.5 billion, an increase of $637 million compared with 2006 Budget Act estimates. This increase is primarily due to higher major tax revenues of $512 million. As of the 2007-08 Governor's Budget, General Fund expenditures for fiscal year 2006-07 are projected at $102.1 billion, an increase of $876 million compared with 2006 Budget Act estimates.

Proposed Fiscal Year 2007-08 Budget

The 2007-08 Governor's Budget, released on January 10, 2007, proposes to limit General Fund spending to the amount of revenues the state will collect, with the exception that it proposes to use $840 million of funds available from previous years to prepay debt.

The 2007-08 Governor's Budget projects to end fiscal year 2007-08 with a $2.1 billion total reserve, including $1.5 billion in the Budget Stabilization Account. General Fund revenues and transfers for fiscal year 2007-08 are projected at $101.3 billion, an increase of $6.8 billion compared with revised estimates for fiscal year 2006-07. The 2007-08 Governor's Budget, among other assumptions, reflects an increase in 2007-08 major revenues of $5.8 billion, or 6.2%, due to continued economic growth and, to a lesser extent, certain revenue proposals described above in the 2007-08 Governor's Budget. The 2007-08 Governor's Budget also reflects $506 million in revenues from Indian Gaming compacts that are pending legislative approval.

General Fund expenditures for fiscal year 2007-08 are projected at $103.1 billion, an increase of $1 billion, or 1%, compared with the revised estimates for 2006-07. This increase reflects, among other things, $2.559 billion in policy decisions to reduce expenditures, including $1.111 billion by expanding the use of revenue sources for public transportation costs.

Key programic features of the 2007-08 Governor's Budget include: (1) Repayments and prepayments of prior obligations; (2) Elimination of the 2007-08 net operating deficit while setting aside a budgetary reserve of $2.1 billion; (3) Proposition 98 funding for 2007-08 is proposed at $56.8 billion, a 3.3% increase over the revised estimate for 2006-07; (4) $66.3 billion ($40.5 billion General Fund and $25.8 billion other funds) for K-12 education programs; (5) $19.8 billion, including $14.1 billion General Fund and Proposition 98 sources for all major segments of Higher Education, which reflects an increase of $1.1 billion ($846.4 million General Fund and Proposition 98 sources) above the revised 2006 Budget Act; (6) $29.9 billion General Fund for Health and Human Services programs, which is an increase of $100 million from the revised 2006-07 estimate. Total funding from all state funds for Health and Human Services programs is $38.1 billion, which is an increase of $1.4 billion, or 3.7%, from the revised 2006-07 estimate. (7) $1.48 billion to fully fund Proposition 42 in 2007-08. Proposition 1A was passed in November 2006 and provides for the repayment of any remaining Prop 42 debt by the year 2015-16. Pursuant to Proposition 1A, the Governor's Budget proposes to repay $83 million from the 2004-05 Proposition 42 suspension. Because the issuance of tribal gaming bonds continues to be delayed, the Governor's Budget also proposes to use the $100 million in tribal gaming compact revenues that will be received in 2006-07, 2007-08, and any future years until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account. Proposition 1B was also passed in November 2006, providing $19.925 billion in bonding authority for a total of 15 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The Governor's Budget proposes a total of $2.7 billion, with expenditures to be spread out over three years according to specified annual amounts; (8) fully fund the transfer of $2.046 billion to the Budget Stabilization Account (BSA), pursuant to Proposition 58. Half of this amount, or $1.023 billion, will remain in the BSA as a rainy-day reserve. The other half will be transferred for the purpose of early retirement of Economic Recovery Bonds.

The Legislative Analyst's Office (the "LAO") released on November 15, 2006, January 12, 2007 and February 21, 2007 several reports which include the LAO's assessment of the 2006 Budget Act and 2007-08 Governor's Budget. The LAO forecasts that enacting the 2007-08 Governor's Budget would leave the State at the close of the 2007-2008 fiscal year with its reserves exhausted and a deficit of $726 million, while the Governor's administration forecasts a $2.1 billion reserve over the same time period. The LAO sites to its lower estimates of revenues and higher estimates of expenditures for the prior and current budget years as the reason for the difference between its forecasted deficit and the administration's forecasted reserve.

Bond Ratings. S&P, Moody's, and Fitch made rating reductions on the State's long-term bonds and cash flow notes in from 2002 to 2004. Yet as of April, 2007, S&P and Fitch had increased California's general obligation bond ratings to A+, and Moody's had increased its ratings to A1. These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.


Constitutional and Statutory Limitations on Taxing and Spending. The taxing powers of California public agencies are limited by Article XIII A of the State Constitution, added by an initiative amendment approved by voters on June 6, 1978, and commonly known as "Proposition 13."

Article XIII A limits the maximum ad valorem tax on real property to one percent of "full cash value," which is defined as "the county assessor's valuation of real property as shown on the 1975-76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed two percent per year, or reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction, or other factors.

The tax rate limitation referred to above does not apply to ad valorem taxes to pay the interest and redemption charges on any indebtedness approved by the voters before July 1, 1978 or any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition.

Article XIII A also requires a two-thirds vote of the electors prior to the imposition of any special taxes and totally precludes the imposition of any new ad valorem taxes on real property or sales or transaction taxes on the sales of real property.

Legislation adopted in 1979 exempts business inventories from taxation. However, the same legislation provides a formula for reimbursement by California to cities and counties, special districts and school districts for the amount of tax revenues lost by reason of such exemption or adjusted for changes in the population and the cost of living. Legislation adopted in 1980 provides for state reimbursements to redevelopment agencies to replace revenues lost due to the exemption of business inventories from taxation. Such legislation provides for restoration of business inventory tax revenues through the annual addition of artificial assessed value, not actually existing in a project area, to the tax rolls of redevelopment projects. These reimbursements are adjusted for changes in the population and the cost of living. All such reimbursements are subject to change or repeal by the Legislature, and they have been changed since 1980. Furthermore, current law generally prohibits the pledging of such reimbursement revenues to secure redevelopment agency bonds.

Redevelopment agencies in California have no power to levy and collect taxes; hence, any decrease in property taxes or limitations in the amounts by which property taxes may increase adversely affects such agencies, which lack the inherent power to correct for such decreases or limitations.


State and local government agencies in California and the State itself are subject to annual "appropriation limits" imposed by Article XIII B, an initiative constitutional amendment approved by the voters on November 6, 1979, which prohibits government agencies and the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, certain State subventions and certain other funds, including proceeds from regulatory licenses, user revenues, certain State subventions and certain other funds to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product, or service." No limit is imposed on appropriation of funds that are not "proceeds of taxes" on debt service or indebtedness existing or authorized January 1, 1979, or subsequently authorized by the voters, or appropriations required to comply with mandates of courts or the federal government, or user charges or fees that do not exceed the cost of the service provided, nor on certain other non-tax funds.


By statute (which has been upheld by the California Court of Appeals), tax revenues allocated to redevelopment agencies are not "proceeds of taxes" within the meaning of Article XIII B, and the expenditure of such revenues is therefore not subject to the limitations under Article XIII B.

The imposition of taxes by local agencies other than charter cities is further limited by the provisions of an initiative statute ("Proposition 62") approved by the voters on November 4, 1986. Proposition 62, as enacted in the California Government Code, among other things, generally (1) requires that any tax for general governmental purposes imposed by these local government entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, and (2) requires that any special tax (defined as a tax levied for other than general governmental purposes) imposed by any of these local governmental entities be approved by a two-thirds vote of the voters within that jurisdiction.


Following its adoption by the voters, various provisions of Proposition 62 were declared unconstitutional at the appellate court level and, in reliance on such decisions, many local governments imposed taxes without compliance with the specified voter approval requirements of Proposition 62. Yet on September 28, 1995, the California Supreme Court, in Santa Clara County Local Transportation Authority v. Guardino, upheld the constitutionality of the portion of Proposition 62 requiring voter approval as a condition precedent to the imposition of taxes by a local government.

On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court disapproved a December 15, 1997 holding in McBreaty v. City of Brawley in which the State Court of Appeals concluded that the three-year statute of limitations applicable to taxes subject to Proposition 62 requirements ran from the date of the Guardino decision. The Supreme Court held that a local governmental entity's continued imposition and collection of a tax without voter approval was an ongoing or continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again.

As a result of this ruling, absent the application of a different statute of limitations, a tax originally imposed in violation of Proposition 62 requirements is potentially subject to court challenge within three years of its collection. Various California local governments may be subject to challenge under the City of La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the Guardino and City of La Habra decisions.


An initiative constitutional amendment known as Proposition 218 and also called the "Right to Vote on Taxes Act" was approved by the voters on November 5, 1996. This measure added Articles XIII C and XIII D to the State Constitution. The measure requires that general tax increases by all local government entities be approved by not less than a majority vote and that taxes for special purposes be approved by a two-thirds vote; provides that existing language in the California Constitution shall not be construed to limit the initiative power with respect to reducing or repealing any local tax, assessment, fee or charge; prescribes procedures applicable to assessments on real property and requires that such assessments be approved by property owners; prohibits property related fees and charges from exceeding costs of the service being provided; imposes procedural requirements, including notice and public hearing, prior to imposition of new or increased fees or charges on property; and requires that, except for fees for sewer, water and refuse collection, fees be approved by a majority vote of the electorate.

Given the turbulent history of California electoral, judicial and legal proceedings affecting taxation since 1978, it is impossible to predict what proceedings might occur in the future that would affect the ability of California and its political subdivisions to service their outstanding indebtedness.

Tobacco Litigation. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the monies will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

State law allowed the issuance of revenue bonds to generate $5.0 billion for the General Fund during Fiscal Year 2002-03 secured by revenues received by the State under the settlement agreement beginning in Fiscal Year 2003-04. An initial sale producing $2.5 billion in revenue was completed in January 2003. A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in revenue, was completed in September 2003

In August, 2005, the Series 2003A Bonds were refinanced ("Series 2005A"), retaining substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco settlement revenues fall short. In return for providing this covenant, the state was paid a credit enhancement fee of $525 million as part of the refinancing. On March 14, 2007, the state completed a refinancing of all of the Series 2003A Bonds. This refinancing generated additional proceeds of approximately $1.258 billion which are intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects.


The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies' payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The "second annual" payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages.

Pending Litigation. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.


Local Governments. The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately ten million (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.


In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-14 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.


A program to offset a portion of the vehicle license fees (the "VLFs") paid by vehicle owners was established in 1998. The legislation that established the VLF offset program also provided that if there were insufficient General Fund monies to fully backfill the VLF offset, the percentage offset would be reduced proportionately to assure that local governments were not disadvantaged. In June 2003, it was determined that insufficient General Fund monies were available to continue to fund any portion of the VLF offsets. Accordingly, the VLFs paid by taxpayers returned to the pre-1999 level and the State is not being obligated to make any offset payments in Fiscal Year 2003-04. The 2003 Budget Act required the State to repay the $1.2 million VLF "gap" loss to local governments no later than August 15, 2006. The 2003 Budget Act also increased the portion of VLF revenues that are dedicated to State-local realignment programs in 2003-04 so that those programs are held harmless from the VLF "gap" loss. Beginning in fiscal year 2004-05, the state-local agreement permanently reduced the VLF rate to 0.65 %, and eliminated the General Fund offset program. The State Constitution, amended by the voter approval of Proposition 1A (as described below) in the November 2004 election, codifies the obligation of the state to provide replacement revenues to local governments for revenues lost as a result of the decrease in VLF rate below the current level of 0.65 % of the market value of the vehicle.

As part of the state-local agreement, Proposition 1A ("Proposition 1A") was approved by the voters at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the legislature's authority over local government revenue sources by placing restrictions on the state's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the state will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe state fiscal hardship, two-thirds of both houses of the legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The state also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the state cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the state from mandating activities on cities, counties, or special districts without providing the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the state does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties, or special districts to abide by the mandate is suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass state action that transfers to cities, counties, and special districts financial responsibility for a required program for which the state previously had partial or complete responsibility. The state mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.


The entire statewide welfare system was changed in response to the change in federal welfare law in 1996. The federal block grant formula established in 1996 was operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties were also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to Work outcomes. Under

Ca1WORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.


Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. The state's trial court system will receive approximately $2.6 billion and $2.7 billion in state resources in fiscal years 2006-07 and 2007-08, respectively, and $475 million in resources from the counties in each fiscal year.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County, Orange County and San Diego County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State and there is no obligation on the part of the State to make payment on such local obligation in the event of default.


Obligations of Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

Assessment Bonds. California Municipal Obligations, which are assessment bonds, may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases, the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time that challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 that reconfirmed the legality of these financing methods.

Other Considerations. The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIII A and XIII B, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity that increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that would modify existing taxes or other revenue-raising measures or that either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Illiquid Securities

The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities

Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.


Zero Coupon and Deferred Interest Bonds

Tax-Exempt Bonds in which the fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to service its debt, but generally require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in value than debt obligations which make regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. Since no cash is received at the time of accrual, the fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.

Residual Interests in Municipal Securities

Certain municipal securities are divided into short-term and long-term components. The short-term component has a long-term maturity, but pays interest at a short-term rate that is reset by means of a "dutch auction" or similar method at specified intervals (typically 35 days). The long-term component or "residual interest" pays interest at a rate that is determined by subtracting the interest paid on the short-term component from the coupon rate on the municipal securities themselves. Consequently, the interest rate paid on residual interests will increase when short-term interest rates are declining and will decrease when short-term interest rates are increasing. This interest rate adjustment formula results in the market value of residual interests being significantly more volatile than that of ordinary municipal securities. In a declining interest rate environment, residual interests can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders. However, because of the market volatility associated with residual interests, the fund will not invest more than 10% of its total assets in residual interests in municipal securities.

U.S. Government Securities

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration,

Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Other Investment Companies


The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if, as a result, (i) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (ii) more than 5% of the fund's total assets would be invested in any one investment company, or
(iii) more than 10% of the fund's total assets would be invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").


The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Exchange Traded Funds


Subject to the limitations on investment in other investment companies, the fund may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, Power Shares QQQ (QQQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.


Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.


Short-Term Investments

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of corporate issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.


Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Portfolio Turnover

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Other Considerations. The fund will engage in futures and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.


The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.


Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

Inverse Floating Rate Securities.

The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Lending of Portfolio Securities

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and may pay a portion of the income or fee earned thereon to the borrower, lending agent or other intermediary. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

Money Market Instruments

The fund may invest in short-term money market instruments including commercial bank obligations and commercial paper. These instruments may be denominated in both U.S. and, to a limited extent, foreign currency. The fund's investment in commercial bank obligations include certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances. Obligations of non-U.S. branches of U.S. banks and of non-U.S. banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of non-U.S. branches of U.S. banks and of non-U.S. banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

The fund's investments in commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent the fund invests in master demand notes, these investments will be included in the fund's limitation on illiquid securities.

Disclosure of Portfolio Holdings


The Board of Trustees has adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other funds and accounts that have substantially similar investment strategies, these policies and procedures only relate to the disclosure of portfolio information of registered management investment companies.

Generally, Pioneer will make the fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish the fund's full portfolio holdings thirty (30) days after the end of each month. Such information shall be made available on the fund's website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding the fund's top ten holdings (including the percentage of the fund's assets represented by each security), the percentage breakdown of the fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.


Pioneer may provide the fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). As of the date of this statement of additional information, Pioneer had not provided the fund's portfolio holdings information to any entity prior to the date such information was made public. The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the fund.

Compliance with the fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The fund's portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the fund's custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the fund, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of the fund's portfolio holdings information.

In addition, the fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of the fund's fiscal quarter.

Investment Restrictions

Fundamental investment restrictions. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that a fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, a fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed);
(b) borrow up to an additional 5% of the fund's assets for temporary purposes;
(c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the fund's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if

      (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(8) Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal securities other than those municipal securities backed only by assets and revenues of non-governmental issuers. For purposes of applying the limitation set forth in this restriction, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. In addition, for the purpose of applying the limitation set forth this restriction, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the fund's assets that may be invested in municipal bonds insured by any given insurer. Governmental issuers of municipal securities are not considered part of any "industry." In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. When identifying industries for purposes of its concentration policy, the fund will rely upon available industry classifications. The fund's policy does not apply to investments in U.S. government securities.

(9) Normally, the fund will invest at least 80% of its net assets in investments the income from which will be exempt from regular federal income tax and California state personal income tax and will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax.

Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

(1) The fund will not purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

(2) The fund may not engage in short sales, except short sales against the box.

(3) Invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G), such as one of the series of Pioneer Asset Allocation Series.

(4) The fund does not invest in companies for the purposes of exercising control or management.

3. TRUSTEES AND OFFICERS


The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 82 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------------------------------------------------
                                          Term of Office
Name, Age and          Position Held      and Length of     Principal Occupation During Past   Other Directorships
Address                With the Fund      Service           Five Years                         Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
--------------------------------------------------------------------------------------------------------------------------
John F. Cogan,         Chairman of the    Trustee since     Deputy Chairman and a Director     Director of ICI Mutual
Jr. (80)*              Board, Trustee     2004. Serves      of Pioneer Global Asset            Insurance Company
                       and President      until a           Management S.p.A. ("PGAM");
                                          successor         Non-Executive Chairman and a
                                          trustee is        Director of Pioneer Investment
                                          elected or        Management USA Inc. ("PIM-USA");
                                          earlier           Chairman and a Director of
                                          retirement or     Pioneer; Chairman and Director
                                          removal.          of Pioneer Institutional Asset
                                                            Management, Inc. (since 2006);
                                                            Director of Pioneer Alternative
                                                            Investment Management Limited
                                                            (Dublin); President and a
                                                            Director of Pioneer Alternative
                                                            Investment Management (Bermuda)
                                                            Limited and affiliated funds;
                                                            Director of PIOGLOBAL Real
                                                            Estate Investment Fund (Russia)
                                                            (until June 2006); Director of
                                                            Nano-C, Inc. (since 2003);
                                                            Director of Cole Management Inc.
                                                            (since 2004); Director of
                                                            Fiduciary Counseling, Inc.;
                                                            President and Director of
                                                            Pioneer Funds Distributor, Inc.
                                                            ("PFD") (until May 2006);
                                                            President of all of the Pioneer
                                                            Funds; and Of Counsel, Wilmer
                                                            Cutler Pickering Hale and Dorr
                                                            LLP (counsel to PIM-USA and the
                                                            Pioneer Funds)
--------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
David R. Bock (63)     Trustee            Trustee since     Executive Vice President and       Director of The Enterprise
3050 K. Street NW,                        2005. Serves      Chief Financial Officer, I-trax,   Social Investment Company
Washington, DC                            until a           Inc. (publicly traded health       (privately-held affordable
20007                                     successor         care services company) (2004 -     housing finance company);
                                          trustee is        present); Partner, Federal City    and Director of New York
                                          elected or        Capital Advisors (boutique         Mortgage Trust (publicly
                                          earlier           merchant bank)(1997 to 2004);      traded mortgage REIT)
                                          retirement or     and Executive Vice President and
                                          removal.          Chief Financial Officer,
                                                            Pedestal Inc. (internet-based
                                                            mortgage trading company)
                                                            (2000-2002)
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)      Trustee            Trustee since     President, Bush International,     Director of Brady
3509 Woodbine Street,                     2004. Serves      LLC (international financial       Corporation (industrial
Chevy Chase, MD 20815                     until a           advisory firm)                     identification and
                                          successor                                            specialty coated material
                                          trustee is                                           products manufacturer);
                                          elected or                                           Director of Briggs &
                                          earlier                                              Stratton Co. (engine
                                          retirement or                                        manufacturer); Director of
                                          removal.                                             UAL Corporation (airline
                                                                                               holding company) and
                                                                                               Director of Mantech
                                                                                               International Corporation
                                                                                               (national security,
                                                                                               defense, and intelligence
                                                                                               technology firm)
--------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham   Trustee            Trustee since     Founding Director,                 None
(59)                                      2004. Serves      Vice-President and Corporate
1001 Sherbrooke                           until a           Secretary, The Winthrop Group,
Street West, Montreal,                    successor         Inc. (consulting firm); and
Quebec, Canada                            trustee is        Desautels Faculty of Management,
H3A1G5                                    elected or        McGill University
                                          earlier
                                          retirement or
                                          removal.
--------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)   Trustee            Trustee since     Private investor (2004 -           Director of Quadriserv Inc.
89 Robbins Avenue,                        2006. Serves      present); and Senior Executive     (technology products for
Berkeley Heights, NJ                      until a           Vice President, The Bank of New    securities lending
07922                                     successor         York (financial and securities     industry)
                                          trustee is        services) (1986 - 2004)
                                          elected or
                                          earlier
                                          retirement or
                                          removal.
--------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret    Trustee            Trustee since     President and Chief Executive      Director of New America
(58)                                      2004. Serves      Officer, Newbury, Piret &          High Income Fund, Inc.
200 State Street,                         until a           Company, Inc.                      (closed-end investment
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
12th Floor, Boston,                       successor         (investment banking firm)          company)
MA 021098                                 trustee is
                                          elected or
                                          earlier
                                          retirement or
                                          removal.
--------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)     Trustee            Trustee since     President, John Winthrop & Co.,    None
One North Adgers                          2004. Serves      Inc. (private investment firm)
Wharf, Charleston,                        until a
SC 29401                                  successor
                                          trustee is
                                          elected or
                                          earlier
                                          retirement or
                                          removal.
--------------------------------------------------------------------------------------------------------------------------
Fund Officers:
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships Held by
                                                                                               this Officer
--------------------------------------------------------------------------------------------------------------------------
Daniel K.              Executive Vice     Since March       Director, CEO and President of
Kingsbury (48)*        President          2007. Serves      Pioneer Investment Management
                                          until a           USA Inc.; Pioneer Investment
                                          successor         Management, Inc. and Pioneer
                                          trustee is        Institutional Asset Management,
                                          elected or        Inc. (since March 2007);
                                          earlier           Executive Vice President of all
                                          retirement or     of the Pioneer Funds (since
                                          removal.          March 2007); Director of Pioneer
                                                            Global Asset Management S.p.A.
                                                            (since March 2007); Head of New
                                                            Markets Division, Pioneer Global
                                                            Asset Management S.p.A.
                                                            (2000-2007)
--------------------------------------------------------------------------------------------------------------------------
Dorothy E.             Secretary          Since 2004.       Secretary of PIM-USA; Senior       None
Bourassa (59)                             Serves at the     Vice President- Legal of
                                          discretion of     Pioneer; Secretary/Clerk of most
                                          the Board         of PIM-USA's subsidiaries; and
                                                            Secretary of all of the Pioneer
                                                            Funds since September 2003
                                                            (Assistant Secretary from
                                                            November 2000 to September 2003)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Christopher J.         Assistant          Since 2004.       Vice President and Senior          None
Kelley (42)            Secretary          Serves at the     Counsel of Pioneer since July
                                          discretion of     2002; Vice President and Senior
                                          the Board         Counsel of BISYS Fund Services,
                                                            Inc. (April 2001 to June 2002);
                                                            Senior Vice President and Deputy
                                                            General Counsel of Funds
                                                            Distributor, Inc. (July 2000 to
                                                            April 2001); and Assistant
                                                            Secretary of all of the Pioneer
                                                            Funds since September 2003
--------------------------------------------------------------------------------------------------------------------------
Christopher P.         Assistant          Since 2006.       Partner, Wilmer Cutler Pickering   None
Harvey (45)            Secretary          Serves at the     Hale and Dorr LLP; and Assistant
                                          discretion of     Secretary of all of the Pioneer
                                          the Board         Funds since July 2006

--------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)      Treasurer          Since 2004.       Vice President-Fund Accounting,    None
                                          Serves at the     Administration and
                                          discretion of     Controllership Services of
                                          the Board         Pioneer; and Treasurer of all of
                                                            the Pioneer Funds

--------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley        Assistant          Since 2004.       Deputy Treasurer of Pioneer        None
(47)                   Treasurer          Serves at the     since 2004; Treasurer and Senior
                                          discretion of     Vice President, CDC IXIS Asset
                                          the Board         Management Services from 2002 to
                                                            2003; and Assistant Treasurer of
                                                            all of the Pioneer Funds since
                                                            November 2004
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti       Assistant          Since 2004.       Assistant Vice President-Fund      None
(42)                   Treasurer          Serves at the     Accounting, Administration and
                                          discretion of     Controllership Services of
                                          the Board         Pioneer; and Assistant Treasurer
                                                            of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)     Assistant          Since 2004.       Fund Accounting Manager - Fund     None
                       Treasurer          Serves at the     Accounting, Administration and
                                          discretion of     Controllership Services of
                                          the Board         Pioneer; and Assistant Treasurer
                                                            of all of the Pioneer Funds
                                                            since May 2002
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Katherine Kim          Assistant          Since 2004.       Fund Administration Manager -      None
Sullivan (33)          Treasurer          Serves at the     Fund Accounting, Administration
                                          discretion of     and Controllership Services
                                          the Board         since June 2003; Assistant Vice
                                                            President - Mutual Fund
                                                            Operations of State Street
                                                            Corporation from June 2002 to
                                                            June 2003 (formerly Deutsche
                                                            Bank Asset Management); Pioneer
                                                            Fund Accounting, Administration
                                                            and Controllership Services
                                                            (Fund Accounting Manager from
                                                            August 1999 to May 2002); and
                                                            Assistant Treasurer of all of
                                                            the Pioneer Funds since
                                                            September 2003
--------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm      Chief Compliance   Since January     Chief Compliance Officer of        None
(47)                   Officer            2007. Serves at   Pioneer since December 2006 and
                                          the discretion    of all the Pioneer Funds since
                                          of the Board      January 2007; Vice President and
                                                            Compliance Officer, MFS
                                                            Investment Management (August
                                                            2005 to December 2006);
                                                            Consultant, Fidelity Investments
                                                            (February 2005 to July 2005):
                                                            Independent Consultant (July
                                                            1997 to February 2005

* Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.


The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees


During the most recent fiscal year, the Board of Trustees held 11 meetings. Each Trustee attended at least 75% of such meetings.


The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit

David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Independent Trustees

David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret and John Winthrop

Nominating

Mary K. Bush, Marguerite A. Piret, and John Winthrop (Chair)

Valuation

David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Policy Administration

Mary K. Bush (Chair), Thomas J. Perna and John Winthrop


During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Valuation, and Policy Administration Committees held 16, 13, 3, 4 and 9 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;


o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;


o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

o review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

o review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

o receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.


The Agreement and Declaration of Trust provides that the Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or the fund or that such indemnification would relieve any officer or Trustee of any liability to the Trust or the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


Compensation of Officers and Trustees

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

Sales Loads. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

      o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

      o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

      o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.


As of December 31, 2006, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):


o     the fund

o     an officer of the fund

o     a related fund

o     an officer of any related fund

o     Pioneer

o     PFD

o     an officer of Pioneer or PFD

o     any affiliate of Pioneer or PFD

o     an officer of any such affiliate


During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $173,353 and $287,452.56 in each of 2005 and 2006.

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:


o     Pioneer

o     PFD

o     UniCredito Italiano

o     any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:


o     the fund

o     any related fund

o     Pioneer

o     PFD

o     any affiliated person of the fund, Pioneer or PFD

o     UniCredito Italiano

o     any other entity in a control relationship to the fund, Pioneer or PFD

Share Ownership. See "Annual Fee, Expense and Other Information" for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.


Proxy Voting Policies. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's "Proxy Voting Policies and Procedures" are attached as "Appendix B".


4.    INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors;
(c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or other agent appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the laws or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.50% of the fund's average daily net assets up to $250 million, 45% of the next $250 million and 0.40% of the fund's average daily net assets greater than $500 million.

Prior to August 2, 2004, Safeco Asset Management Company ("SAM") was the fund's investment adviser. The investment advisory services of SAM were performed under an investment advisory agreement, pursuant to which the fund paid SAM an annual fee equal to 0.45% of the average daily net assets of the fund.

See the table in Annual Fee, Expense and Other Information for management fees paid to Pioneer during recently completed fiscal years.

Expense Limit. Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.86%, 1.76% and 1.76% of average daily net assets attributable to the fund's Class A, Class B and Class C shares, respectively. These expense limitations are in effect through May 1, 2008. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2008. The fund may terminate the expense limit agreement at any time; provided, however, that the Board of Trustees would not take such action unless it determined termination of the agreement to be in the best interests of the fund and its shareholders.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting, administration and legal services are performed by Pioneer and pursuant to which Pioneer receives a fee at the annual rate of 0.0225% of the fund's average daily net assets. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.


Potential Conflicts of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5.    PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

Principal Underwriter

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Distribution Plans

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan and Class C Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.

Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See "Annual Fee, Expense and Other Information" for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreement with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

      o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

                  o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

                  o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

      o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

      o     issued prior to the date of any termination or modification;

      o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

      o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

      o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

      o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B shares of the fund; or

      o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

      o as provided in the fund's prospectus or statement of additional information; or

      o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.

Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.


The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers that enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefore, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.


See "Annual Fee, Expense and Other Information" for fund expenses under the Class A Plan, Class B Plan, Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC.


6.    SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $33.00 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7.    CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8.    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.


9.    PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers


Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                                                                  Number of
                                                                  Accounts Managed   Assets Managed
Name of                               Number of                   for which          for which
Portfolio                             Accounts    Total Assets    Advisory Fee is    Advisory Fee is
Manager             Type of Account   Managed     Managed         Performance-Based  Performance-Based
------------------------------------------------------------------------------------------------------
David Eurkus        Other             5           $2,773,885,000  N/A                N/A
                    Registered
                    Investment
                    Companies

                    Other Pooled      0           $0              N/A                N/A
                    Investment
                    Vehicles

                    Other Accounts    0           $0              N/A                N/A

                                                                  Number of
                                                                  Accounts Managed   Assets Managed
Name of                               Number of                   for which          for which
Portfolio                             Accounts    Total Assets    Advisory Fee is    Advisory Fee is
Manager             Type of Account   Managed     Managed         Performance-Based  Performance-Based
------------------------------------------------------------------------------------------------------
Stephen Bauer       Other Registered  1           $515,528,000    N/A                N/A
                    Investment
                    Companies

                    Other Pooled      0           $0              N/A                N/A
                    Investment
                    Vehicles

                    Other Accounts    0           $0              N/A                N/A

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.


      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

      o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

      o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

            Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Lehman Brothers Municipal Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

      o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

      o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredito Italiano and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

Share Ownership by Portfolio Managers. The following table indicates as of August 31, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

Name of Portfolio Manager    Beneficial Ownership of the Fund*
--------------------------------------------------------------
Stephen Bauer                A

David Eurkus                 A

*Key to Dollar Ranges

A.    None

B.    $1 - $10,000

C.    $10,001 - $50,000

D.    $50,001 - $100,000

E.    $100,001 - $500,000

F.    $500,001 - $1,000,000

G.    Over $1,000,000


*Key to Dollar Ranges

A.    None

B.    $1 - $10,000

C.    $10,001 - $50,000

D.    $50,001 - $100,000

E.    $100,001 - $500,000

F.    $500,001 - $1,000,000

G.    Over $1,000,000

10.   PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

11.   DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.


The Agreement and Declaration of Trust, dated as of September 2, 2003 (the "Declaration of Trust"), as amended from time to time, permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of seven series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A, Class B, and Class C. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.


The shares of each series of the Trust are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Trust vote together as a class on matters that affect all series of the Trust in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.

As a Delaware statutory trust, the Trust's operations are governed by the Declaration of Trust. A copy of the Trust's Certificate of Trust dated September 2, 2003 as amended, is on file with the office of the Secretary of State of Delaware. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust is organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could become subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees,
(ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Trust may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration of Trust provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a Trustee of the Trust or other investment companies for which Pioneer acts as investment adviser.


12.   SALES CHARGES

The fund continuously offers the following classes of shares designated as Class A, Class B and Class C as described in the prospectus. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.

Class A Share Sales Charges

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                    Sales Charge as a % of
                                    -----------------------------------
                                    Offering   Net Amount   Dealer
Amount of Purchase                  Price      Invested     Reallowance

Less than $100,000                  4.50       4.71         4.00
$100,000 but less than $250,000     3.50       3.63         3.00
$250,000 but less than $500,000     2.50       2.56         2.00
$500,000 but less than $1,000,000   2.00       2.04         1.75
$1,000,000 or more                  0.00       0.00         see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

Accounts Other than Employer-Sponsored Retirement Plans

1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

Employer-Sponsored Retirement Plans

0.50%             Up to $50 million
0.25%             Over $50 million

These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $1 million in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 18 months of purchase.

Letter of Intent ("LOI"). Reduced sales charges are available for purchases of $100,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within five years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the five-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                             CDSC as a % of Dollar
         Year Since Purchase                Amount Subject to CDSC

         First                                        4.0
         Second                                       4.0
         Third                                        3.0
         Fourth                                       2.0
         Fifth                                        1.0
         Sixth and thereafter                         0.0

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any CDSC that applied to the shares you originally purchased.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

Additional Payments to Financial Intermediaries

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation.

Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

Revenue Sharing Payments. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.


The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.


Administrative and Processing Support Payments. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

Other Payments. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.


As of January 1, 2007, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:

A.G. Edwards & Sons Inc.
ADP Clearing & Outsourcing Services
AIG VALIC
Ameriprise Financial Services, Inc.
AmSouth Investment Services, Inc.
AXA Advisors, LLC
Bear, Stearns & Co. Inc.
Charles Schwab & Co., Inc.
Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Citistreet Equities LLC
Commonwealth Financial Network
D.A. Davidson & Co.
Delaware Distributors, L.P.

Edward D. Jones & Co., L.P.
Eisner Retirement Solutions LLC
Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
H&R Block Financial Advisors, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.
Morgan Stanley DW Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Services Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
National Investor Services Corp.
Nationwide Securities, Inc.
OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc
Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Reliance Securities, LLC
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Scottrade, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.
Symetra Investment Services, Inc.
UnionBanc Investment Services LLC
UBS Financial Services Inc.
Wachovia Securities
Wells Fargo Investments, LLC


Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13. REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.


Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.


Systematic Withdrawal Plan(s) ("SWP") (Class A, B, and C shares). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

Reinstatement Privilege (Class A and Class B Shares). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

14. TELEPHONE AND ONLINE TRANSACTIONS


You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.


Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

o     For new accounts, complete the online section of the account application


o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.


Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.


FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.


FactFone(SM) allows shareholders to hear the following recorded fund information:

      o     net asset value prices for all Pioneer mutual funds;

      o     annualized 30-day yields on Pioneer's fixed income funds;

      o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

      o dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

15. PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.


Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the trustees may use a pricing matrix.


The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC.


16. TAX STATUS


The fund is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders (provided that the distribution requirements set forth below are satisfied). In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, (i) among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or other income (including gains from options and futures contracts) derived with respect to its business of investing in such securities and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships-other than qualified publicly trade partnerships-or trusts) will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.


If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the fund does not qualify as a regulated investment company for any taxable year, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.


Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from any net investment income each business day. The fund generally pays dividends from any net investment income on the last business day of the month or shortly thereafter. The fund distributes any net short- and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

In accordance with its investment objective, the fund invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. The fund may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income which is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The fund's distributions from such gains or income will not be "exempt-interest dividends", as described below, and accordingly will be taxable.

The Code permits tax-exempt interest received by the fund to flow through as tax-exempt "exempt-interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of the fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The fund will not invest in certain "private activity bonds" that generate interest that constitute items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax. However, all exempt-interest dividends may result in or increase a corporate shareholder's liability for the federal alternative minimum tax. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by the fund during any particular month. That portion of the fund's dividends and distributions not designated as tax-exempt will be taxable as described below.


Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. The fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the fund.

Unless shareholders specify otherwise, all distributions from the fund will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends from the fund, other than exempt-interest dividends, are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay qualified dividend income, taxable dividends from the fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.


Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.


Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The fund may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Annual Fee, Expense and Other Information for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A shares in the fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.


Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


Options written or purchased and futures contracts entered into by the fund on certain securities or indices may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Additionally, the fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund's dividends and distributions will generally not qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. In addition, no portion of the fund's distributions from net capital gain will qualify for this deduction.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest and capital gain (if any), with respect to its investments in those countries which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing though to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own returns.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.


Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

CALIFORNIA STATE AND LOCAL TAX MATTERS

If the fund maintains at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax, individual shareholders of the fund who are subject to California personal income tax will not be required to include in their California gross income that portion of their dividends which the fund clearly and accurately identifies as directly attributable to interest earned on obligations, the interest on which is exempt from California personal income tax. Distributions to such individual shareholders derived from interest on municipal obligations issued by governmental authorities in states other than California, net short-term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. Distributions to individual shareholders who are subject to California personal income tax that derive from interest, dividends, net short-term capital gains and other ordinary income by a fund that does not maintain at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax will be taxed in their entirety as dividends for purposes of California personal income taxation. The fund's distributions of net capital gain for federal income tax purposes will be taxed as long-term capital gains to individual shareholders of the fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the exchange or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the fund generally will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal alternative minimum tax. However, the California alternative minimum tax does not include interest from private activity bonds as an item of tax preference.

Generally corporate shareholders of the fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt-interest, capital gains and other taxable income, if any, as income subject to such tax.

The fund will not be subject to California franchise or corporate income tax on interest income or net capital gain it distributes to its shareholders.

Shares of the fund will be exempt from local property taxes in California.

The foregoing is a general, abbreviated summary of certain provisions of the California Revenue and Taxation Code presently in effect as it directly governs the taxation of shareholders of the fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their tax advisors for more detailed information concerning California tax matters.

17. INVESTMENT RESULTS

See "Annual Fee, Expense and Other Information" for performance information for each class of fund shares as of the most recently completed fiscal year.

18. FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended December 31, 2006 appearing in the fund's annual report, filed with the SEC on March 1, 2007 (Accession No. 0000276776-07-000021) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

19. ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover

The fund's annual portfolio turnover rate for the fiscal years ended December
31,


2006                                  2005
--------------------------------------------------------------------------------
13%                                   7%

Share Ownership

As of March 31, 2007, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of March 31, 2007:

Record Holder                        Share Class   Number of Shares   % of Class
--------------------------------------------------------------------------------
Charles Schwab & Co Inc.             A             1,135,492.607      15.84
exclusive benefit of its customers
Attn: Mutual Fund Dept.
101 Montgomery St
San Francisco CA 94104-4151

MLPF&S for the sole benefit of       A             482,391.684         6.73
its customers
Mutual Fund Administration
4800 Deer Lake Dr E FL 2
Jacksonville FL 32246-6484

First Clearing, LLC                  B               3,461.001         5.38
Stanaway Marital Trust
1200 Millbrae Ave
Millbrae CA 94030-2908

First Clearing, LLC                  B               4,459.297         6.93
Stein Family Trust
3 Pursuit
Aliso Viejo CA 92121-4213

LPL Financial Services               B               3,876.761         6.03
for its customer
9785 Towne Centre Drive
San Diego CA 92121-1968

Wedbush Morgan Securities            B               9,434.915        14.68
for its customer
1000 Wilshire Blvd
Los Angeles CA 90017-2457

First Clearing, LLC                  B               4,752.563         7.39
The Richman Tr
Douglas Richman
9551 La Jolla Farms Rd
La Jolla CA 92037-1130

MLPF&S for the sole benefit of       B              23,466.183        36.51
its customers
Mutual Fund Administration
4800 Deer Lake Dr E FL 2
Jacksonville FL 32246-6484

MLPF&S for the sole benefit of       C             420,777.188        65.16
its customers
Mutual Fund Administration
4800 Deer Lake Dr E FL 2
Jacksonville FL 32246-6484


Trustee Ownership of Shares of the Fund and Other Pioneer Funds


The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2006. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2006. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2006. The dollar ranges in this table are in accordance with SEC requirements.

                                                Aggregate Dollar Range of Equity
                        Dollar Range of         Securities in All Registered Investment
                        Equity Securities in    Companies Overseen by Trustee in the
Name of Trustee         the Fund                Pioneer Family of Funds
---------------------------------------------------------------------------------------
Interested Trustees
John F. Cogan, Jr.                      None                              Over $100,000
Independent Trustees
David R. Bock                           None                              Over $100,000
Mary K. Bush                            None                              Over $100,000
Margaret B.W. Graham                    None                              Over $100,000
Thomas J. Perna*                        None                              Over $100,000
Marguerite A. Piret                     None                              Over $100,000
John Winthrop                           None                              Over $100,000


Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.


                                         Pension or
                                         Retirement           Total Compensation
                        Aggregate        Benefits Accrued     from the Fund and
                        Compensation     as Part of Fund      Other Pioneer
Name of Trustee         from Fund**      Expenses             Funds***
Interested Trustees:
John F. Cogan, Jr.*        $   500.00               $ 0.00          $  35,300.00
Independent Trustees:
David R. Bock              $ 1,000.00               $ 0.00          $ 149,500.00
Mary K. Bush               $ 1,000.00               $ 0.00          $ 148,250.00
Margaret B.W. Graham       $ 1,000.00               $ 0.00          $ 155,750.00
Thomas J. Perna+           $   916.75               $ 0.00          $ 126,053.12
Marguerite A. Piret        $ 1,000.00               $ 0.00          $ 178,250.00
John Winthrop              $ 1,000.00               $ 0.00          $ 140,500.00
                           ----------                               ------------
Total                      $ 6,416.75               $ 0.00          $ 933,603.12

            * Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.

            **    For the fiscal year ended December 31, 2006.

            *** For the calendar year ended December 31, 2006. There are 82 U.S. registered investment portfolios in the Pioneer Family of Funds.

            +     Mr. Perna became a Trustee on February 7, 2006.

Approximate Management Fees the Fund Paid or Owed Pioneer

The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.

For the Fiscal Years Ended December 31,


                              2006                2005                2004
Gross Fee                     $445,612            $425,739            $445,485
Incurred
Net Fee Paid                  $345,887            $358,438            $341,790


Fees the Fund Paid to Pioneer under the Administration Agreement


For the Fiscal Years Ended
December 31,
2006                                       2005                       2004
$ 21,416                                   $ 18,512                   $ 76,807



Carryover of Distribution Expenses

--------------------------------------------------------------------------------
As of December 31, 2006 the carryover of distribution expenses under the Class A Plan was:

$24,623


Underwriting Expenses and Commissions


For the fiscal years ended December 31,

                                  2006               2005              2004
--------------------------------------------------------------------------------
Approximate Net                   $13,754            $ 7,951           $ 0
Underwriting Expenses
Retained by PFD

Approximate Commissions           $73,995            $35,355           $ 0
Reallowed to Dealers (Class
A shares)

Approximate Commissions           $     0            $     0           $ 0
Reallowed to Dealers

(Class C shares)

Approximate Brokerage and         $2,163,000         $     0           $ 0
Underwriting Commissions
(Portfolio Transactions)


Fund Expenses under the Distribution Plans


For the Fiscal Year Ended December 31, 2006

Class A Plan                          Class B Plan                  Class C Plan
--------------------------------------------------------------------------------
$40,416                               $6,163                        $38,486

CDSCs

--------------------------------------------------------------------------------
During the fiscal year ended December 31, 2006, the following CDSCs were paid to
PFD:

$9,435

Capital Loss Carryforwards as of December 31, 2006

--------------------------------------------------------------------------------
At December 31, 2006, the fund had the following net capital loss carryforward:

$0

Fund Performance


The fund acquired the assets and liabilities of Safeco California Tax-Free Income Fund (the predecessor fund) on December 10, 2004. In the reorganization, the predecessor fund exchanged its assets for Investor Class shares of the fund. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.


The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's Class A, Class B and Class C shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.


Average Annual Total Returns as of December 31, 2006


The table reflects sales charges applicable to the class.


                                                      Average Annual Total Return (%)
                                                                                  Since   Inception
Class of Shares                           One Year   Five Years   Ten Years   Inception        Date
Class A Shares                                                                             9/30/96#
Return before taxes                            .47         5.13        5.23        5.38
Return after taxes on distributions            .29         4.93        5.05         5.2
Return after taxes on distributions
and sale of shares                            1.93         4.95        5.04        5.18
Class B Shares                                                                            9/30/96#
Return before taxes                            .36         5.16        4.98        5.11
Return after taxes on distributions            .18         4.96         4.8        4.93
Return after taxes on distributions
and sale of shares                            1.63         4.87        4.74        4.86
Class C Shares                                                                            10/1/03#
Return before taxes                           4.39          N/A        N/A         5.05
Return after taxes on distributions            4.2          N/A        N/A         4.88
Return after taxes on distributions
and sale of shares                            4.29          N/A        N/A         4.82

# Inception date of the predecessor fund. Class A, Class B and Class C shares commenced operations on December 11, 2004

Standardized 30-Day Yield (December 31, 2006)

Class of Shares                        Yield (%)
------------------------------------------------
Class A Shares                         3.58
Class B Shares                         3.51
Class C Shares                         3.33

Standardized 30-Day Yield (December 31, 2006) (absent expense limitation)

Class of Shares                        Yield (%)
------------------------------------------------
Class A Shares                         3.32
Class B Shares                         3.12
Class C Shares                         3.28

Taxable equivalent yield (35% federal income tax bracket) (December 31, 2006)

Class of Shares                        Yield (%)
-------------------------------------------------
Class A Shares                         5.51
Class B Shares                         5.40
Class C Shares                         5.12

Taxable equivalent yield (35% federal income tax bracket) (December 31, 2006) (absent expense limitation)

Class of Shares                        Yield (%)
-------------------------------------------------
Class A Shares                         5.25
Class B Shares                         5.01
Class C Shares                         5.07

20. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

Moody's Investors Service, Inc. ("Moody's") Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Moody's Debt Ratings

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest

----------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

21. Appendix B

                     Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview


Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.


The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

      o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

      o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

      o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

      o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

      o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

      o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

      o     Retains a record of the vote cast;

      o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

      o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

      o     A record memorializing the basis for each referral vote cast;

      o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

      o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                              Proxy Voting Policies

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

      o     Corporate name change.

      o     A change of corporate headquarters.

      o     Stock exchange listing.

      o     Establishment of time and place of annual meeting.

      o     Adjournment or postponement of annual meeting.

      o     Acceptance/approval of financial statements.

      o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

      o     Approval of minutes and other formalities.

      o Authorization of the transferring of reserves and allocation of income.

      o     Amendments to authorized signatories.

      o     Approval of accounting method changes or change in fiscal year-end.

      o     Acceptance of labor agreements.

      o     Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

      o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

      o     Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

      o     Seek bids from other auditors.

      o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

      o     Indemnify auditors.

      o Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

      o Audit, compensation and nominating committees composed of independent directors exclusively.

      o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

      o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

      o     Election of an honorary director.

We will vote against:

      o     Minimum stock ownership by directors.

      o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

      o Requirements for union or special interest representation on the board.

      o     Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

      o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

      o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

      o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

      o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

      o Directors who appear to lack independence or are associated with very poor corporate performance.

      We will vote on a case-by case basis on these issues:

      o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

      o     Contested election of directors.

      o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

      o     Mandatory retirement policies.

      o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

      o     Cumulative voting.

      o     Increase ability for shareholders to call special meetings.

      o     Increase ability for shareholders to act by written consent.

      o     Restrictions on the ability to make greenmail payments.

      o     Submitting rights plans to shareholder vote.

      o     Rescinding shareholder rights plans ("poison pills").

      o     Opting out of the following state takeover statutes:

      o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

      o Control share cash-out provisions, which require large holders to acquire shares from other holders.

      o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

      o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

      o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

      o     Fair price provisions.

      o     Authorization of shareholder rights plans.

      o     Labor protection provisions.

      o     Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

      o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

      o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

      o     Proposals that allow shareholders to nominate directors.

We will vote against:

      o     Classified boards, except in the case of closed-end mutual funds.

      o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

      o     Classes of shares with unequal voting rights.

      o     Supermajority vote requirements.

      o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

      o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

      o     Extension of advance notice requirements for shareholder proposals.

      o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

      o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

      o     Changes in par value.

      o     Reverse splits, if accompanied by a reduction in number of shares.

      o Share repurchase programs, if all shareholders may participate on equal terms.

      o     Bond issuance.

      o     Increases in "ordinary" preferred stock.

      o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

      o     Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

      o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

      o Increase in authorized common stock. We will make a determination considering, among other factors:

      o     Number of shares currently available for issuance;

      o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

      o     Proposed use of the additional shares; and

      o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

      o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

      o     Proposals to submit private placements to shareholder vote.

      o     Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

      o     401(k) benefit plans.

      o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

      o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

      o     Amendments to performance plans to conform with OBRA;

      o     Caps on annual grants or amendments of administrative features;

      o     Adding performance goals; and

      o     Cash or cash-and-stock bonus plans.

      o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

      o     Require that option repricings be submitted to shareholders.

      o     Require the expensing of stock-option awards.

      o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

      o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

      o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

            o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                  Dilution = (A + B + C) / (A + B + C + D), where
                  A = Shares reserved for plan/amendment,
                  B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

            o     The plan must not:

                  o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

                  o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

      o We are generally in favor of proposals that increase participation beyond executives.

      o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

      o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

      o We generally support proposals asking companies to adopt stock holding periods for their executives.

      o     All other employee stock purchase plans.

      o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

      o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

      We will vote against:

      o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

      o     Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

      o     Limits on executive and director pay.

      o     Stock in lieu of cash compensation for directors.

Corporate Governance

Pioneer will vote for:

      o     Confidential Voting.

      o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

      o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

      o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

      o Bundled proposals. We will evaluate the overall impact of the proposal.

      o     Adopting or amending the charter, bylaws or articles of association.

      o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

      o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

      o     Limitations on stock ownership or voting rights.

      o     Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

      o     Mergers and acquisitions.

      o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

      o     Debt restructurings.

      o     Conversion of securities.

      o     Issuance of shares to facilitate a merger.

      o     Private placements, warrants, convertible debentures.

      o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

      o     Establishment of new classes or series of shares.

      o     Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

      o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

      o     Approval of new or amended advisory contracts.

      o     Changes from closed-end to open-end format.

      o     Authorization for, or increase in, preferred shares.

      o     Disposition of assets, termination, liquidation, or mergers.

      o Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

      o Conduct studies regarding certain issues of public concern and interest;

      o Study the feasibility of the company taking certain actions with regard to such issues; or

      o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

PIONEER
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TAX FREE MONEY MARKET FUND

Prospectus


May 1, 2007

Class A, Class B and Class C Shares



Contents


Basic information about the fund ..............  1
Management ....................................  7
Buying, exchanging and selling shares .........  9
Dividends, capital gains and taxes ............ 34
Financial highlights .......................... 35

Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

[LOGO] PIONEER
       Investments(R)

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An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
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Contact your investment professional to discuss how the fund fits into your portfolio.
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Basic information about the fund

Investment objective
As high a level of current income exempt from federal income tax as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and preservation of capital.

Principal investment strategies
The fund seeks to maintain a constant net asset value of $1.00 per share by investing, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in high-quality, money market securities that pay interest that is exempt from regular federal income tax. These investments include bonds, notes and other debt instruments issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies or instrumentalities. The fund will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax for non-corporate taxpayers.


The fund invests exclusively in U.S. dollar denominated securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund's investments may have fixed, floating or variable interest rates.


The fund may only invest in money market instruments that are permissible investments for a money market fund under the rules of the Securities and Exchange Commission.

The fund may invest up to 20% of its net assets in U.S. dollar denominated securities issued by non-U.S. entities, such as non-U.S. banks and corporate issuers.

The fund's investment in municipal securities whose issuers are located in the same state will not exceed 25% of the fund's total assets.

The fund invests in money market securities rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by Pioneer. If rating organizations differ in the rating assigned to a security, the fund will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will promptly reassess whether the downgraded security presents minimal credit risk to the fund.

In selecting the fund's portfolio, Pioneer complies with the rating, maturity and diversification requirements applicable to money market funds. Within those limits, Pioneer's assessment of broad economic factors that are expected to affect

Basic information about the fund

economic activity and interest rates influence its securities selection. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality and to determine that it presents minimal credit risks.


Principal risks of investing in the fund
You could lose money on your investment or the fund could fail to generate high current income if:

o Interest rates go up, causing the value of the fund's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
o The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This is known as credit risk

o New federal or state legislation adversely affects the tax-exempt status of securities held by the fund or the financial ability of municipalities to repay these obligations
o The issuer of a security owned by the fund may not be able to make timely payments because of a general economic downturn or increased governmental costs
o Pioneer's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect


Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:
o    Inadequate financial information
o    Smaller, less liquid and more volatile markets
o    Political and economic upheavals


Market segment risks

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund acquired the assets and liabilities of Safeco Tax-Free Money Market Fund (the predecessor fund) on December 10, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.

The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's Investor Class prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not Rule 12b-1 fees or other differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.


The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance

The chart shows the year-by-year performance of the fund's Class A shares.


Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

Basic information about the fund

Annual return Class A shares (%)
(Year ended December 31)

[The following data was represented as a bar chart in the printed material]

'97                3.12
'98                3.07
'99                2.74
'00                3.53
'01                2.34
'02                0.97
'03                0.51
'04                0.59
'05                1.28
'06                2.8


The highest calendar quarterly return was 0.93% (3/31/2000 to 6/30/2000)

The lowest calendar quarterly return was 0.09% (12/31/2003 to 3/31/2004)


Comparison with the Lipper Tax Exempt Money Market Average

The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Lipper Tax Exempt Money Market Average. The fund's 7-day yield for the period ended December 31, 2006 was:
 Class A: 3.23
 Class B: N/A
 Class C: N/A


Please contact Pioneer at 1-800-225-6292 to obtain the fund's current 7-day yield.


Unlike the fund, the index is not managed and does not incur expenses. The table:

o    Reflects sales charges applicable to the class
o    Assumes that you sell your shares at the end of the period
o    Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2006)

                                                                                 Since      Inception
                                            1 Year     5 Years    10 Years   Inception           Date
-------------------------------------------------------------------------------------------------------
Class A                                                                                       9/18/84
Return before taxes                           2.80        1.23        2.09        3.15
-------------------------------------------------------------------------------------------------------
Class B                                                                                       9/18/84
Return before taxes                            N/A         N/A         N/A         N/A
-------------------------------------------------------------------------------------------------------
Class C                                                                                       9/18/84
Return before taxes                            N/A         N/A         N/A         N/A
-------------------------------------------------------------------------------------------------------
Lipper Tax Exempt
Money Market Average
(reflects no deduction for taxes)             2.93        1.41        2.21        3.22
-------------------------------------------------------------------------------------------------------

# Inception date of the predecessor fund's Investor Class shares. Class A shares commenced operations on December 11, 2004.

As of May 1, 2007, Class B and Class C shares had not yet commenced operations.

Basic information about the fund

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareowner fees
paid directly from your investment                      Class A       Class B      Class C
------------------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
as a percentage of offering price                          None          None         None
------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a percent-
age of offering price or the amount you receive when
you sell shares, whichever is less                         None             4%          1%
------------------------------------------------------------------------------------------


Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets             Class A       Class B      Class C
------------------------------------------------------------------------------------------
Management Fee                                             0.40%         0.40%       0.40%
------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                       0.15%         1.00%       1.00%
------------------------------------------------------------------------------------------
Other Expenses(1)                                          0.20%         0.20%       0.20%
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                    0.75%         1.60%       1.60%
------------------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's total operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                   If you sell your shares             If you do not sell your shares
              ----------------------------------       ------------------------------
                             Number of years you own your shares
              ----------------------------------------------------------------------
                 1         3         5        10       1       3         5        10
------------------------------------------------------------------------------------
Class A        $77      $240      $417      $930     $77    $240      $417      $930
------------------------------------------------------------------------------------
Class B        563       805       971     1,672     163     505       871     1,672
------------------------------------------------------------------------------------
Class C        263       505       871     1,900     163     505       871     1,900
------------------------------------------------------------------------------------

1 Other expenses for Class B and Class C shares are based on estimated amounts for the current fiscal year.

2 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer.



Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.


Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of Seth Roman. Mr. Roman is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Roman joined Pioneer as a portfolio manager in March 2006 and has been an investment professional for over 10 years. Prior to joining Pioneer, Mr. Roman was a fixed income trader for Fidelity Management and Research Company.

The fund's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the fund.

Management

Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.40% of the fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. The fee is accrued daily and paid monthly.


For the fiscal year ended December 31, 2006, the fund paid management fees equivalent to 0.40% of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders, dated December 31, 2006.



Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


Disclosure of portfolio holdings

The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Buying, exchanging and selling shares

Net asset value


The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares twice daily, every day the New York Stock Exchange is open, at 12:00 p.m. Eastern time and when regular trading closes (normally 4:00 p.m. Eastern time).


The fund generally values its portfolio securities using the amortized cost method. This valuation method assumes a steady rate of amortization of any premium or discount from the date of purchase until the maturity of each security.

You buy or sell shares at the share price. When you buy Class A, Class B or Class C shares, you do not pay an initial sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

--------------------------------------------------------------------------------
Share price

The net asset value per share next calculated after your transaction, adjusted for any applicable sales charge.

--------------------------------------------------------------------------------

Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Choosing a class of shares
The fund offers three classes of shares through this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o    How long you expect to own the shares
o    The expenses paid by each class
o    Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.


Distribution plans

The fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, the fund pays distribution and service fees to the

Buying, exchanging and selling shares

distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


Additional payments to financial intermediaries
There are two principal ways you compensate the financial intermediary through which you buy shares of the fund - directly, by the payment of sales commissions, if any; and indirectly, as a result of the fund paying Rule 12b-1 fees.

Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment may exceed the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

Buying, exchanging and selling shares

Comparing classes of shares


                    Class A                     Class B                     Class C
----------------------------------------------------------------------------------------------------
Why you might       You may prefer Class A      You may prefer Class B      You may prefer Class C
prefer each class   shares if you do not        shares if you do not        shares if you do not
                    want to pay an initial or   want to pay an initial      wish to pay an initial
                    contingent deferred         sales charge, or if you     sales charge and you
                    sales charge when you       plan to hold your invest-   would rather pay higher
                    buy your fund shares.       ment for at least five      annual expenses over
                                                years.                      time.
----------------------------------------------------------------------------------------------------
Initial sales       None, but you may pay       None                        None.
charge              a sales charge if you
                    exchange your shares
                    for Class A shares of
                    another Pioneer mutual
                    fund.
----------------------------------------------------------------------------------------------------
Contingent          None                        Up to 4% is charged if      A 1% charge if you sell
deferred sales                                  you sell your shares.       your shares within one
charges                                         The charge is reduced       year of purchase. Your
                                                over time and not           investment firm may
                                                charged after five years.   receive a commission
                                                Your investment firm        from the distributor at
                                                may receive a commis-       the time of your pur-
                                                sion from the distributor   chase of up to 1%.
                                                at the time of your pur-
                                                chase of up to 4%.
----------------------------------------------------------------------------------------------------
Distribution and    Up to 0.15% of average      Up to 1% of average         Up to 1% of average
service fees        daily net assets.           daily net assets.           daily net assets.
----------------------------------------------------------------------------------------------------
Annual expenses     Lower than Class B or       Higher than Class A         Higher than Class A
(including          Class C.                    shares; Class B shares      shares; Class C shares
distribution and                                convert to Class A          do not convert to any
service fees)                                   shares after eight          other class of shares.
                                                years.                      You continue to pay
                                                                            higher annual expenses.
----------------------------------------------------------------------------------------------------
Exchange            Class A shares of other     Class B shares of other     Class C shares of other
privilege           Pioneer mutual funds.       Pioneer mutual funds.       Pioneer mutual funds.
----------------------------------------------------------------------------------------------------
Maximum             None                        $49,999                     $999,999
purchase amount
(per transaction)
----------------------------------------------------------------------------------------------------

Sales charges: Class B shares

You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.


Contingent deferred sales charge

Contingent deferred sales charge
--------------------------------------------------------------------------------
On shares sold                                                         As a % of
before the                                                 dollar amount subject
end of year                                                  to the sales charge
--------------------------------------------------------------------------------
1                                                                              4
--------------------------------------------------------------------------------
2                                                                              4
--------------------------------------------------------------------------------
3                                                                              3
--------------------------------------------------------------------------------
4                                                                              2
--------------------------------------------------------------------------------
5                                                                              1
--------------------------------------------------------------------------------
6+                                                                             0
--------------------------------------------------------------------------------


Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased.



Conversion to Class A shares
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares eight years after the date of purchase except that:
o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account
o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

Buying, exchanging and selling shares

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class B shares so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o    You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Sales charges: Class C shares

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class C shares so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o    You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Waiver or reduction of contingent deferred sales charges (CDSC)
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.


Class B and Class C shares
The distributor may waive or reduce the CDSC for Class B or Class C shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

Buying, exchanging and selling shares

o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
     - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
     - It is a required minimum distribution due to the attainment of age 701/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
     - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
     - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
     -    A return of excess employee deferrals or contributions;
     - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;
     - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year; or
     - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or
o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Opening your account

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.


Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292


Telephone transaction privileges
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

Buying, exchanging and selling shares

--------------------------------------------------------------------------------
By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFone(SM) at any time.
--------------------------------------------------------------------------------


Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o    For new accounts, complete the online section of the account application

o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

General rules on buying, exchanging and selling your fund shares

Share price

If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) (except for orders received by 12:00 p.m. meeting the requirements referenced below), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

On any day that the money markets in which the fund invest close early, such as days in advance of holidays or in the event of an emergency, the fund reserves the right to advance the time when the fund's share price is determined (and by which transaction orders must be received) to the closing time of the markets.

You begin earning dividends on the first business day after the fund is credited with same day funds for your purchase. However, if your purchase order is received by the fund by 12 p.m. with payment through same-day wire meeting the requirements referenced below, you also will receive dividends declared that day.

There are special requirements if you wish to purchase fund shares by wire, have your order executed at 12 p.m. and receive dividends for that day. You or your investment firm must contact the fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc. at 1-800-225-6292, to be pre-approved.


Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank.

Buying, exchanging and selling shares

--------------------------------------------------------------------------------
Good order means that:
o    You have provided adequate instructions
o    There are no outstanding claims against your account
o    There are no transaction limitations on your account

o    The purchase payment has cleared for shares you are requesting to redeem

o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o    Your request includes a signature guarantee if you:
     -    Are selling over $100,000 or exchanging over $500,000 worth of shares
     -    Changed your account registration or address within the last 30 days
     - Instruct the transfer agent to mail the check to an address different from the one on your account
     -    Want the check paid to someone other than the account owner(s)
     - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------


Buying
You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.


You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.



Minimum investment amounts
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.



Maximum purchase amounts
Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.

--------------------------------------------------------------------------------
Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
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Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.


Exchanging
You may exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your shares (except Class A shares purchased directly) at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. When you exchange Class A fund shares you acquired by investing directly in the fund, these shares will be subject to any applicable initial or contingent deferred sales charge of the fund into which you are exchanging.

Buying, exchanging and selling shares


Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Your exchanges are subject to certain limitations. See "Shareowner Account Policies - Exchange Limitation."


Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.


Selling
Your shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as broker-dealers, receives your request in good order.


There are special requirements if you wish to have your order executed at 12:00 p.m. and receive your redemption proceeds by wire that same day. You or your investment firm must contact the fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc. at 1-800-225-6292, to be pre-approved. You will not receive that day's dividend.


If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.


--------------------------------------------------------------------------------
You may have to pay income taxes on a sale or an exchange.
--------------------------------------------------------------------------------

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Consult your investment professional to learn more about buying, exchanging or selling fund shares.
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Buying shares


Through your investment firm
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.


By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o    You established your bank account of record at least 30 days ago
o    Your bank information has not changed for at least 30 days
o You are not purchasing more than $25,000 worth of shares per account per day
o    You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.



In writing, by mail

You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

Buying, exchanging and selling shares

Exchanging shares


Through your investment firm
Normally, your investment firm will send your exchange request to the fund's transfer agent. Consult your investment professional for more information about exchanging your shares.


By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o    The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o    You can provide the proper account identification information


In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o    The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o    The class of shares you are exchanging
o    The dollar amount or number of shares you are exchanging

Selling shares


Through your investment firm
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.


By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record


In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Buying, exchanging and selling shares

How to contact us


By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292


To request a transaction using FactFone(SM) call
1-800-225-4321


Telecommunications Device for the Deaf (TDD)
1-800-225-1997


By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Pioneer website

www.pioneerinvestments.com



By fax
Fax your exchange and sale requests to:
1-800-225-4240

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.


While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

Buying, exchanging and selling shares


The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.



Account options
See the account application form for more details on each of the following options.


Automatic investment plans
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class B or Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.


Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o    You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o    The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options
The fund offers two distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in a monthly check.

You may also direct that the dividend checks be paid to another person or to an address other than your address of record. You must provide a signature guarantee if you make this election after you open your account.


If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount instead of sending a check. Additional shares will be purchased at the then current net asset value.



Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.


Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o    You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)

Buying, exchanging and selling shares


These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay contingent deferred sales charges. While you are making systematic withdrawals from your account, you may pay contingent deferred sales charges.



Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.


Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.


Shareowner services


Pioneer website
www.pioneerinvestments.com

The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o    Your current account information
o    Prices, returns and yields of all publicly available Pioneer mutual funds

o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

o    A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.


FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o    Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o    Request account statements

If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).


Household delivery of fund documents

With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.



Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.


Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.


TDD 1-800-225-1997
If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.


Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.


Shareowner account policies

Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o    Requesting certain types of exchanges or sales of fund shares
o    Redeeming shares for which you hold a share certificate
o    Requesting certain types of changes for your existing account

Buying, exchanging and selling shares

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.


Telephone and website access

You may have difficulty contacting the fund by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.



Share certificates
The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Other policies
The fund and the distributor reserve the right to:
o    reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
Each day the fund declares substantially all of its net investment income as a dividend to shareowners. Dividends are accrued each day and paid on the last business day of the month. The fund generally pays any distributions of net short-term capital gains in November. The fund does not anticipate making any distributions of net long-term capital gains. The fund may also pay dividends and distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax.

Taxes

For U.S. federal income tax purposes, distributions from the fund's tax-exempt interest, called "exempt-interest dividends," are exempt from regular federal income tax and, for purposes of the federal alternative minimum tax, are not tax preference items for non-corporate shareholders. Distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains and dividends that are not exempt-interest dividends are taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay "qualified dividend income," taxable dividends from the fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. Any taxable dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.


When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends (other than exempt-interest dividends) and distributions, sale proceeds and any other payments to you.


You should ask your tax adviser about any federal and state tax considerations, including possible state and local income taxation of the fund's exempt-interest dividends and other distributions. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.


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Sales and exchanges may be taxable transactions to shareowners.
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Financial highlights

The financial highlights table helps you understand

the fund's financial performance since the inception of Class A shares.


Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A shares of the fund (assuming reinvestment of all dividends and distributions).


As of May 1, 2007, Class B and Class C shares had not yet commenced operations.


The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Financial highlights

Pioneer Tax Free Money Market Fund



Class A shares

                                                                         12/11/04 (a)
                                              Year Ended    Year Ended       to
                                               12/31/06      12/31/05     12/31/04
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Net asset value, beginning of period          $  1.0000     $  1.0000     $  1.0000
                                           -------------------------------------------
Increase from investment operations:
  Net investment income                       $  0.0270     $  0.0126     $  0.0004
                                           -------------------------------------------
Distributions to shareowners:
  Net investment income                       $ (0.0270)    $ (0.0126)    $ (0.0004)
                                           -------------------------------------------
Net asset value, end of period                $  1.0000     $  1.0000     $  1.0000
                                           ===========================================
Total return*                                      2.76%         1.28%         0.04%(b)
Ratio of net expenses to average
  net assets+                                      0.75%         0.78%         0.94%**
Ratio of net investment income to average
  net assets+                                      2.82%         1.75%         1.38%**
Net assets, end of period (in thousands)      $  72,854     $  31,232     $     317
Ratios with no waiver of management fees
  and assumptions of expense by Pioneer and
  no reductions for fees paid indirectly:
  Net expenses                                     0.75%         0.81%         1.17%**
  Net investment income                            2.82%         1.72%         1.15%**
Ratios with waiver of management fees and
  assumptions of expense by Pioneer and no
  reductions for fees paid indirectly:
  Net expenses                                     0.75%         0.78%            -**
  Net investment income                            2.82%         1.75%            -**
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(a)  Class A shares commenced operations on December 11, 2004.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

Pioneer
Tax Free Money Market Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.


The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com.



Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.


Visit our website

www.pioneerinvestments.com

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-21460)

[LOGO] PIONEER
       Investments(R)
Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19274-01-0507
                                         (C)2007 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                          Member SIPC

PIONEER
--------------------------------------------------------------------------------
TAX FREE MONEY MARKET FUND

Prospectus

Class Y Shares


May 1, 2007



Contents


Basic information about the fund ..............  1
Management ....................................  7
Buying, exchanging and selling shares .........  9
Dividends, capital gains and taxes ............ 27
Financial highlights .......................... 29


[LOGO]PIONEER
      Investments(R)

Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

--------------------------------------------------------------------------------
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
--------------------------------------------------------------------------------

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Contact your investment professional to discuss how the fund fits into your portfolio.
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Basic information about the fund

Investment objective
As high a level of current income exempt from federal income tax as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and preservation of capital.

Principal investment strategies
The fund seeks to maintain a constant net asset value of $1.00 per share by investing, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in high-quality, money market securities that pay interest that is exempt from regular federal income tax. These investments include bonds, notes and other debt instruments issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies or instrumentalities. The fund will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax for non-corporate taxpayers.

The fund invests exclusively in U.S. dollar denominated securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund's investments may have fixed, floating or variable interest rates.

The fund may only invest in money market instruments that are permissible investments for a money market fund under the rules of the Securities and Exchange Commission.

The fund may invest up to 20% of its net assets in U.S. dollar denominated securities issued by non-U.S. entities, such as non-U.S. banks and corporate issuers.

The fund's investment in municipal securities whose issuers are located in the same state will not exceed 25% of the fund's total assets.

The fund invests in money market securities rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by Pioneer. If rating organizations differ in the rating assigned to a security, the fund will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will promptly reassess whether the downgraded security presents minimal credit risk to the fund.

Basic information about the fund

In selecting the fund's portfolio, Pioneer complies with the rating, maturity and diversification requirements applicable to money market funds. Within those limits, Pioneer's assessment of broad economic factors that are expected to affect economic activity and interest rates influence its securities selection. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality and to determine that it presents minimal credit risks.

Principal risks of investing in the fund
You could lose money on your investment or the fund could fail to generate high current income if:

o Interest rates go up, causing the value of the fund's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
o The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This is known as credit risk

o New federal or state legislation adversely affects the tax-exempt status of securities held by the fund or the financial ability of municipalities to repay these obligations
o The issuer of a security owned by the fund may not be able to make timely payments because of a general economic downturn or increased governmental costs
o Pioneer's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

Risks of non-U.S. investments

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:
o   Inadequate financial information
o   Smaller, less liquid and more volatile markets
o   Political and economic upheavals

Market segment risks

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

The fund's past performance

The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund acquired the assets and liabilities of Safeco Tax-Free Money Market Fund (the predecessor fund) on December 10, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.

The performance of Class Y shares of the fund includes the net asset value performance of the predecessor fund's Investor Class prior to the reorganization, which has not been restated to reflect any differences in expenses. If all the expenses of the Pioneer fund were reflected, the performance would be lower.


The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the year-by-year performance of the fund's Class Y shares.

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.


The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return. You do not pay a sales charge on purchases or redemptions of Class Y shares.

Basic information about the fund

Annual return Class Y shares (%)

(Year ended December 31)


[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


'97                    3.12
'98                    3.07
'99                    2.74
'00                    3.53
'01                    2.34
'02                    0.97
'03                    0.51
'04                    0.59
'05                    1.32
'06                    2.99

The highest calendar quarterly return was 0.93% (3/31/2000 to 6/30/2000)

The lowest calendar quarterly return was 0.09% (12/31/2003 to 3/31/2004)

Comparison with the Lipper Tax Exempt Money Market Average
The table shows the average annual total returns for Class Y shares of the fund over time and compares these returns to the returns of the Lipper Tax Exempt Money Market Average. The fund's 7-day yield for the period ended December 31, 2006 was:

Class Y: 3.51


Please contact Pioneer at 1-800-225-6292 to obtain the fund's current 7-day yield.


Unlike the fund, the index is not managed and does not incur expenses. The table:

o   Assumes that you sell your shares at the end of the period
o   Assumes that you reinvest all of your dividends and distributions

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.


You do not pay a sales charge on purchases or redemptions of Class Y shares.


Average annual total return (%)

(for periods ended December 31, 2006)



                                                                  Since  Inception
                                1 Year   5 Years   10 Years   Inception      Date#
----------------------------------------------------------------------------------
Class Y                                                                 9/18/84
Return before taxes              2.99      1.27      2.11        3.17
----------------------------------------------------------------------------------
Lipper Tax Exempt Money
Market Average (reflects no
deduction for taxes)             2.93      1.41      2.21        3.22
----------------------------------------------------------------------------------


# Inception date of the predecessor fund's Investor Class shares. Class Y shares commenced operations on September 23, 2005.

Basic information about the fund

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareowner fees
paid directly from your investment                           Class Y
--------------------------------------------------------------------
Maximum sales charge (load) when you buy shares                 None
--------------------------------------------------------------------
Maximum deferred sales charge (load) when you sell shares       None
--------------------------------------------------------------------



Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets                  Class Y
--------------------------------------------------------------------
Management Fee                                                 0.40%
--------------------------------------------------------------------
Distribution and Service (12b-1) Fee                           0.00%
--------------------------------------------------------------------
Other Expenses                                                 0.17%
--------------------------------------------------------------------
Total Annual Fund Operating Expenses1                          0.57%
--------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's total operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                               Number of years you own your shares
                             ---------------------------------------
Class Y                          1          3          5          10
--------------------------------------------------------------------
                               $58       $183       $318        $714
--------------------------------------------------------------------


1 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.

Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of Seth Roman. Mr. Roman is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Roman joined Pioneer as a portfolio manager in March 2006 and has been an investment professional for over 10 years. Prior to joining Pioneer, Mr. Roman was a fixed income trader for Fidelity Management and Research Company.

The fund's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the fund.

Management

Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.40% of the fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. The fee is accrued daily and paid monthly.


For the fiscal year ended December 31, 2006, the fund paid management fees equivalent to 0.40% of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders, dated December 31, 2006.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Disclosure of portfolio holdings

The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Buying, exchanging and selling shares

Net asset value


The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares twice daily, every day the New York Stock Exchange is open, at 12:00 p.m. Eastern time and when regular trading closes (normally 4:00 p.m. Eastern time).


The fund generally values its portfolio securities using the amortized cost method. This valuation method assumes a steady rate of amortization of any premium or discount from the date of purchase until the maturity of each security.

You buy or sell Class Y shares at the share price.

--------------------------------------------------------------------------------
Share price
The net asset value per share next calculated after your transaction.
--------------------------------------------------------------------------------

Distribution of Class Y shares
The distributor incurs the expenses of distributing the fund's Class Y shares, none of which are reimbursed by the fund or the Class Y shareowners. Distribution expenses include fees paid to broker-dealers which have sales agreements with the distributor and other parties, advertising expenses and the cost of printing and mailing prospectuses to potential investors.

Additional payments to financial intermediaries
Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are

Buying, exchanging and selling shares

willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment may exceed the intermediary's costs.


The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.


Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

Opening your account

If you are an individual or other non-institutional investor, open your Class Y share account by completing an account application and sending it to the transfer agent by mail or by fax. If you are any other type of investor, please call the transfer agent to obtain a Class Y share account application and an account number.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.

P.O. Box 55150
Boston, Massachusetts 02205-5150
Telephone 1-800-665-8839


Telephone transaction privileges
If your account is registered in your name, you can exchange or sell Class Y shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

Buying, exchanging and selling shares

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

--------------------------------------------------------------------------------
By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-665-8839 between 9:00 a.m. and 5:30 p.m. Eastern time on any weekday that the New York Stock Exchange is open.
--------------------------------------------------------------------------------

General rules on buying, exchanging and selling your fund shares

Share price

If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) (except for orders received by 12:00 p.m. meeting the requirements referenced below), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

On any day that the money markets in which the fund invest close early, such as days in advance of holidays or in the event of an emergency, the fund reserves the right to advance the time when the fund's share price is determined (and by which transaction orders must be received) to the closing time of the markets.

You begin earning dividends on the first business day after the fund is credited with same day funds for your purchase. However, if your purchase order is received by the fund by 12 p.m. with payment through same-day wire meeting the requirements referenced below, you also will receive dividends declared that day.

There are special requirements if you wish to purchase fund shares by wire, have your order executed at 12 p.m. and receive dividends for that day. You or your investment firm must contact the fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc. at 1-800-225-6292, to be pre-approved.


Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank.

Buying, exchanging and selling shares

--------------------------------------------------------------------------------
Good order means that:

o   You have provided adequate instructions
o   There are no outstanding claims against your account
o   There are no transaction limitations on your account

o   The purchase payment has cleared for shares you are requesting to redeem

o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o   Your request includes a signature guarantee if you:
    -   Are selling over $100,000 worth of shares and
    - Want the sale proceeds sent to an address other than your bank account of record or
    - Want the sale proceeds to be made payable to someone other than the account's record owners or
    - The account registration, address of record or bank account of record has changed within the last 30 days
    -   Are selling or exchanging over $5 million worth of shares

    - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

--------------------------------------------------------------------------------

Buying
You can buy Class Y shares at net asset value per share. The fund does not impose any initial, contingent deferred or asset based sales charge on Class Y shares. The distributor may reject any order until it has confirmed it in writing and received payment.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

Minimum investment amount

Your initial Class Y share investment must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The fund may waive the initial investment amount.

Waivers of the minimum investment amount

The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c) The account is not represented by a broker/dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of
    Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or


(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f) The investment is made by another Pioneer fund

The fund reserves the right to waive the initial investment minimum in other circumstances.

Buying, exchanging and selling shares


Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.


Exchanging
You may exchange your Class Y shares for the Class Y shares of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your Class Y shares at net asset value without charging you either an initial or contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling
Your Class Y shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as broker-dealers, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.


There are special requirements if you wish to have your order executed at 12:00 p.m. and receive your redemption proceeds by wire that same day. You or your investment firm must contact the fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc. at 1-800-225-6292, to be pre-approved. You will not receive that day's dividend.


The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently purchased the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

--------------------------------------------------------------------------------
Other requirements
If you must use a written request to exchange or sell your Class Y shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
You may have to pay income taxes on a sale or an exchange.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Buying shares


In writing, by mail

You can purchase Class Y shares by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

If you are registering an account in the name of a corporation or other fiduciary, you must send your completed account set-up forms to the transfer agent prior to making your initial purchase.

By wire
If you have an existing Class Y account, you may wire funds to purchase Class Y shares. Note, however, that:

o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
o   Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:
Receiving Bank:         State Street Bank
                          and Trust Company
                        225 Franklin Street
                        Boston, MA 02101
                        ABA Routing No. 011000028

For further credit to:  Shareholder Name
                        Existing Pioneer
                        Account No.
                        Pioneer Tax Free Money Market Fund

Through your investment firm
Consult your investment professional for more information.

Exchanging shares

In writing, by mail or by fax

You can exchange Class Y shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $5 million. Include in your letter:
o   The name and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $5 million
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o   The dollar amount or number of Class Y shares you are exchanging

By phone
After you establish your Class Y account, you can exchange fund shares by phone if:
o You are using the exchange to establish a new account, provided the new account has a registration identical to the original account
o   The fund into which you are exchanging offers Class Y shares
o You are not exchanging more than $5 million worth of shares per account per day
o   You can provide the proper account identification information

Through your investment firm
Consult your investment professional for more information about exchanging your shares.

Buying, exchanging and selling shares

Selling shares

In writing, by mail or by fax
You can sell some or all of your Class Y shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the dollar amount or number of Class Y shares to be sold and any other applicable requirements as described below.
o The transfer agent will send the sale proceeds to your address of record unless you provide other instructions
o   Your request must be signed by all registered owners
o The transfer agent will not process your request until it is received in good order

By fax
o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record


By phone or wire

o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record

You may sell fund shares held in a retirement plan account by phone only if your account is an IRA. You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

Through your investment firm
Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

How to contact us

By phone
For information or to request a telephone transaction between 9:00 a.m. and 5:30 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-665-8839

To use FactFone(SM) call
1-800-225-4321

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.

P.O. Box 55150
Boston, Massachusetts 02205-5150


Pioneer website

www.pioneerinvestments.com


By fax
Fax your exchange and sale requests to:
1-888-294-4485

Buying, exchanging and selling shares

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.


While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Buying, exchanging and selling shares

Account options

Distribution options
The fund offers two distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in a monthly check.

You may also direct that the dividend checks be paid to another person or to an address other than your address of record. You must provide a signature guarantee if you make this election after you open your account.


If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount instead of sending a check. Additional shares will be purchased at the then current net asset value.


Shareowner services


Pioneer website
www.pioneerinvestments.com

The website includes a full selection of information on mutual fund investing. You can also use the website to get:

o   Your current account information

o   Prices, returns and yields of all publicly available Pioneer mutual funds

o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

o   A copy of Pioneer's privacy notice

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o   Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o   Request account statements

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies

Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o   Requesting certain types of exchanges or sales of fund shares
o   Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from

Buying, exchanging and selling shares

the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access

You may have difficulty contacting the fund by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center accordingly. If you are unable to access pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


Share certificates
The fund does not offer share certificates. Shares are electronically recorded.

Other policies
The fund and the distributor reserve the right to:
o   reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o   stop offering Class Y shares
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
Each day the fund declares substantially all of its net investment income as a dividend to shareowners. Dividends are accrued each day and paid on the last business day of the month. The fund generally pays any distributions of net short-term capital gains in November. The fund does not anticipate making any distributions of net long-term capital gains. The fund may also pay dividends and distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax.

Taxes

For U.S. federal income tax purposes, distributions from the fund's tax-exempt interest, called "exempt-interest dividends," are exempt from regular federal income tax and, for purposes of the federal alternative minimum tax, are not tax preference items for non-corporate shareholders. Distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains and dividends that are not exempt-interest dividends are taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay "qualified dividend income," taxable dividends from the fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. Any taxable dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.


When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends (other than exempt-interest dividends) and distributions, sale proceeds and any other payments to you.

Dividends, capital gains and taxes


You should ask your tax adviser about any federal and state tax considerations, including possible state and local income taxation of the fund's exempt-interest dividends and other distributions. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.

--------------------------------------------------------------------------------
Sales and exchanges may be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand

the fund's financial performance since the inception of Class Y shares.


Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class Y shares of the fund (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Financial highlights

Pioneer Tax Free Money Market Fund

Class Y shares


                                                                                9/23/05 (a)
                                                            Year Ended              to
                                                             12/31/06            12/31/05
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  1.0000           $  1.0000
                                                            -----------------------------
Increase from investment operations:
  Net investment income                                     $  0.0284           $  0.0054
                                                            -----------------------------
Distributions to shareowners:
  Net investment income                                     $ (0.0284)          $ (0.0054)
                                                            -----------------------------
Net asset value, end of period                              $  1.0000           $  1.0000
                                                            =============================
Total return*                                                    2.95%               0.54%(b)
Ratio of net expenses to average net assets+                     0.57%               0.56%**
Ratio of net investment income to average net assets+            2.99%               1.96%**
Net assets, end of period (in thousands)                    $ 121,046           $  91,177
Ratios with no waiver of management fees and
  assumptions of expense by Pioneer and no
  reductions for fees paid indirectly:
  Net expenses                                                   0.57%               0.56%**
  Net investment income                                          2.99%               1.96%**
Ratios with waiver of management fees and
  assumptions of expense by Pioneer and no
  reductions for fees paid indirectly:
  Net expenses                                                   0.57%               0.56%**
  Net investment income                                          2.99%               1.96%**
-------------------------------------------------------------------------------------------


(a) Class Y shares were first publicly offered on September 23, 2005.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio with no reduction for fees paid indirectly.

                                      Notes

                                      Notes

                                      Notes

                                      Notes

                                      Notes

                                      Notes

                                      Notes

Pioneer
Tax Free Money Market Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-665-8839.


The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com.


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website

www.pioneerinvestments.com


You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-21460)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street                                                    19275-00-0507
Boston, MA 02109                         (C)2007 Pioneer Funds Distributor, Inc.

www.pioneerinvestments.com                                           Member SIPC

                       PIONEER TAX FREE MONEY MARKET FUND
                            (Pioneer Series Trust II)

                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION


                  Class A, Class B, Class C and Class Y Shares

                                   May 1, 2007

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B, and Class C shares prospectus and Class Y shares prospectus, each dated May 1, 2007, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of each prospectus from our website at: www.pioneerinvestments.com. The fund's financial statements for the fiscal year ended December 31, 2006 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.


                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----
1.    Fund History.........................................................   2
2.    Investment Policies, Risks and Restrictions..........................   2
3.    Trustees and Officers................................................  17
4.    Investment Adviser...................................................  26
5.    Principal Underwriter and Distribution Plans.........................  28
6.    Shareholder Servicing/Transfer Agent.................................  33
7.    Custodian............................................................  33
8.    Independent Registered Public Accounting Firm........................  34
9.    Portfolio Management.................................................  34
10.   Portfolio Transactions...............................................  37
11.   Description of Shares................................................  39
12.   Sales Charges........................................................  41
13.   Redeeming Shares.....................................................  45
14.   Telephone and Online Transactions....................................  46
15.   Pricing of Shares....................................................  48
16.   Tax Status...........................................................  49
17.   Investment Results...................................................  53
18.   Financial Statements.................................................  54
19.   Annual Fee, Expense and Other Information............................  54
20.   Appendix A - Description of Short-Term Debt, Corporate Bond and
      Preferred Stock Ratings..............................................  60
21.   Appendix B - Proxy Voting Policies and Procedures....................  65

1. FUND HISTORY


The fund is a diversified series of Pioneer Series Trust II (the "Trust"), an open-end management investment company. The fund originally was established as Safeco Tax-Free Money Market Fund, as series of Safeco Money Market Trust, a Delaware statutory trust, on May 13, 1993. Pursuant to an agreement and plan of reorganization, the fund was reorganized as a series of the Trust, a Delaware statutory trust, on December 10, 2004, and the fund's name was changed to Pioneer Tax Free Money Market Fund.. Pioneer Investment Management Inc., ("Pioneer") is the fund's investment adviser.


2.    INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectuses present the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

High Quality Securities


High quality securities are divided into "first tier" and "second tier" securities. The fund primarily invests in first tier securities. These include U.S. government securities, a security that has received the highest short-term rating (e.g., Standard & Poor's A-1 rating) by at least two rating agencies (or if rated by only one rating agency, by that rating agency) or, a security that is unrated but is determined to be of equivalent credit quality by Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser. However, the fund may invest up to 5% of its total assets in second tier securities, which are eligible securities that received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the higher rating in order for Pioneer to determine eligibility on the basis of that higher rating. Based on procedures adopted by the fund's Board of Trustees, Pioneer may determine that an unrated security is of equivalent quality to a rated first tier or second tier security.

The fund may not invest more than 5% of its total assets in securities issued by or subject to demand features from any one issuer (except U.S. government securities and securities subject to a guarantee by a person that does not control the issuer of the security or the sponsor of an asset backed security); provided that the fund may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to three business days.


As a tax-exempt money market fund, the fund must limit investment in second tier "conduit securities" (as defined in Rule 2a-7) to 5% of its total assets and, with respect to second tier conduit securities issued by a single issuer, the greater of $1 million or 1% of the fund's total assets. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

U.S. Government Securities

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Debt Obligations of Non-U.S. Governments


The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.


A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Other Investment Companies


The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if, as a result, (i) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (ii) more than 5% of the fund's total assets would be invested in any one investment company, or
(iii) more than 10% of the fund's total assets would be invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Bank Obligations

The fund may invest in certificates of deposit, time deposits and bankers acceptances of domestic banks and savings and loan associations with total assets in excess of $10 billion and non-U.S. banks, including foreign branches of such domestic banks. Although Pioneer recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Bankers' Acceptances are obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

Certificates of Deposit represent a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Investments in Non-U.S. bank obligations

Investment in obligations of foreign branches of domestic banks and of non-U.S. banks involves investment risks that are different in some respects from those associated with investment in obligations issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank or a non-U.S. bank.

Commercial Paper and other Short Term Debt Securities

The fund's invests in short-term debt securities, including commercial paper, which is a short-term unsecured promissory note issued by a U.S. or foreign corporation in order to finance its current operations. The fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent the fund invests in master demand notes, these investments will be included in the fund's limitation on illiquid securities.

Tax-Exempt Commercial Paper

These are short-term securities issued by states, municipalities and their agencies. Tax-exempt commercial paper may be structured similarly to put bonds with credit enhancements, long nominal maturities, and mandatory put dates, which are agreed upon by the buyer and the seller at the time of purchase. The put date acts as a maturity date for the security, and generally will be shorter than the maturities of Project Notes, BANs, RANs or TANs. There is a limited secondary market for issues of tax-exempt commercial paper.

Mortgage-Backed Securities

The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the fund's portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations ("CMOs"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Risk Factors Associated with Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Asset-Backed Securities

The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities.

Loan Participations

The fund may invest a portion of its assets in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the fund having a contractual relationship only with the lender not the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Municipal Obligations

The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Municipal Lease Obligations

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with other Tax-Exempt Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The fund will seek to minimize these risks.

In determining the liquidity of municipal lease obligations, Pioneer, under guidelines established by the fund's Board of Trustees, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.

If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:

(1) any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.

(2) any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

Bond Anticipation Notes (BANs)

These notes are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet the obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs)

These notes are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs)

These notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of project revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Term Put Bonds

Term put bonds are variable rate obligations which have a maturity in excess of one year with the option to put back (sell back) the bonds on a specified put date. On the put date, the interest rate of the bond is reset according to current market conditions and accrues at the reset rate until the next put date. The fund may also hold mandatory put bonds. Mandatory put bonds require the holder to take certain action to retain the bonds. Put bonds are generally credit-enhanced by collateral, guaranteed investment contracts, surety bonds, a letter of credit or insurance which guarantees the payment of principal and interest.

Tender Option Bonds

Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the fund may buy tender option bonds if the agreement gives the fund the right to tender the bond to its sponsor no less frequently than once every 397 days. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Municipal Insurance

A municipal obligation may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance). Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. Consequently, upon sale prior to maturity, the fund may incur a loss on a municipal bond subject to a guarantee. In addition, a municipal bond insurance policy will not cover losses arising from: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

For purposes of the diversification limits under Rule 2a-7, the fund may treat the insurer of a municipal security as the issuer if the fund is relying upon the insurance to conclude that the security presents minimal credit risks. Consequently, the portion of the fund that may rely upon the credit of an individual insurer may be limited. Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Illiquid Securities


The fund will not invest more than 10% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.


Variable Rate and Floating Rate Demand Instruments

The fund may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit the fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that the fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the fund instructs otherwise.

The fund may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide the fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Disclosure of Portfolio Holdings


The Board of Trustees has adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other funds and accounts that have substantially similar investment strategies, these policies and procedures only relate to the disclosure of portfolio information of registered management investment companies.

Generally, Pioneer will make the fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish the fund's full portfolio holdings thirty (30) days after the end of each month. Such information shall be made available on the fund's website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding the fund's top ten holdings (including the percentage of the fund's assets represented by each security), the percentage breakdown of the fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.


Pioneer may provide the fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). As of the date of this statement of additional information, Pioneer had not provided the fund's portfolio holdings information to any entity prior to the date such information was made public. The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the fund.

Compliance with the fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The fund's portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the fund's custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the fund, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of the fund's portfolio holdings information.

In addition, the fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of the fund's fiscal quarter.

Investment Restrictions

Fundamental investment restrictions. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that a fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, a fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed);
(b) borrow up to an additional 5% of the fund's assets for temporary purposes;
(c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the fund's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if

      (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(8) Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal securities other than those municipal securities backed only by assets and revenues of non-governmental issuers. For purposes of applying the limitation set forth in this restriction, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. In addition, for the purpose of applying the limitation set forth this restriction, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the fund's assets that may be invested in municipal bonds insured by any given insurer. Governmental issuers of municipal securities are not considered part of any "industry." In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. When identifying industries for purposes of its concentration policy, the fund will rely upon available industry classifications. The fund's policy does not apply to investments in U.S. government securities.


(9) Normally, the fund will invest at least 80% of its net assets in high quality, money market securities that pay interest that is exempt from federal income tax and will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax. For purposes of applying the limitations set forth in this restriction, "securities that pay interest that is exempt from federal income tax" include securities the income from which is exempt from such tax and "securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax" include securities the income from which is a tax preference item for purposes of such tax.

Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders. The fund may not:

(1) Purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

(2) Engage in short sales, except short sales against the box.

(3) Invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G), such as one of the series of Pioneer Asset Allocation Series.

(4) Invest in companies for the purposes of exercising control or management.

3.    TRUSTEES AND OFFICERS


The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 82 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

                                       Term of Office
Name, Age and       Position Held      and Length of      Principal Occupation During Past   Other Directorships Held by
Address             With the Fund      Service            Five Years                         this Trustee
------------------------------------------------------------------------------------------------------------------------
Interested Trustees:

John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director     Director of ICI Mutual
Jr. (80)*           Board, Trustee     2004. Serves       of Pioneer Global Asset            Insurance Company
                    and President      until a            Management S.p.A. ("PGAM");
                                       successor          Non-Executive Chairman and a
                                       trustee is         Director of Pioneer Investment
                                       elected or         Management USA Inc. ("PIM-USA");
                                       earlier            Chairman and a Director of
                                       retirement or      Pioneer; Chairman and Director
                                       removal.           of Pioneer Institutional Asset
                                                          Management, Inc. (since 2006);
                                                          Director of Pioneer Alternative
                                                          Investment Management Limited
                                                          (Dublin); President and a
                                                          Director of Pioneer Alternative
                                                          Investment Management (Bermuda)
                                                          Limited and affiliated funds;
                                                          Director of PIOGLOBAL Real
                                                          Estate Investment Fund (Russia)
                                                          (until June 2006); Director of
                                                          Nano-C, Inc. (since 2003);
                                                          Director of Cole Management Inc.
                                                          (since 2004); Director of
                                                          Fiduciary Counseling, Inc.;
                                                          President and Director of
                                                          Pioneer Funds Distributor, Inc.
                                                          ("PFD") (until May 2006);
                                                          President of all of the Pioneer
                                                          Funds; and Of Counsel, Wilmer
                                                          Cutler Pickering Hale and Dorr
                                                          LLP (counsel to PIM-USA and the
                                                          Pioneer Funds)

Independent Trustees:

David R. Bock (63)       Trustee       Trustee since      Executive Vice President and       Director of The Enterprise
3050 K. Street NW,                     2005. Serves       Chief Financial Officer, I-trax,   Social Investment Company
Washington, DC 20007                   until a            Inc. (publicly traded health       (privately-held affordable
                                       successor          care services company) (2004 -     housing finance company);
                                       trustee is         present); Partner, Federal City    and Director of New York
                                       elected or         Capital Advisors (boutique         Mortgage Trust (publicly
                                       earlier            merchant bank)(1997 to 2004);      traded mortgage REIT)
                                       retirement or      and Executive Vice President and
                                       removal.           Chief Financial Officer,
                                                          Pedestal Inc. (internet-based
                                                          mortgage trading company)
                                                          (2000-2002)

Mary K. Bush (59)        Trustee       Trustee since      President, Bush International,     Director of Brady
3509 Woodbine Street,                  2004. Serves       LLC (international financial       Corporation (industrial
Chevy Chase, MD 20815                  until a            advisory firm)                     identification and
                                       successor                                             specialty coated material
                                       trustee is                                            products manufacturer);
                                       elected or                                            Director of Briggs &
                                       earlier                                               Stratton Co. (engine
                                       retirement or                                         manufacturer); Director of
                                       removal.                                              UAL Corporation (airline
                                                                                             holding company) and
                                                                                             Director of Mantech
                                                                                             International Corporation
                                                                                             (national security,
                                                                                             defense, and intelligence
                                                                                             technology firm)

Margaret B.W.            Trustee       Trustee since      Founding Director,                 None
Graham (59)                            2004. Serves       Vice-President and Corporate
1001 Sherbrooke Street                 until a            Secretary, The Winthrop Group,
West, Montreal,                        successor          Inc. (consulting firm); and
Quebec, Canada                         trustee is         Desautels Faculty of Management,
H3A1G5                                 elected or         McGill University
                                       earlier
                                       retirement or
                                       removal.

Thomas J. Perna (56)     Trustee       Trustee since      Private investor (2004 -           Director of Quadriserv Inc.
89 Robbins Avenue,                     2006. Serves       present); and Senior Executive     (technology products for
Berkeley Heights, NJ                   until a            Vice President, The Bank of New    securities lending
07922                                  successor          York (financial and securities     industry)
                                       trustee is         services) (1986 - 2004)
                                       elected or
                                       earlier
                                       retirement or
                                       removal.

Marguerite A.            Trustee       Trustee since      President and Chief Executive      Director of New America
Piret (58)                             2004. Serves       Officer, Newbury, Piret &          High Income Fund, Inc.
200 State Street,                      until a            Company, Inc. (investment          (closed-end investment

12th Floor, Boston, MA                 successor          banking firm)                      company)
021098                                 trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.

John Winthrop (70)       Trustee       Trustee since      President, John Winthrop & Co.,    None
One North Adgers                       2004. Serves       Inc. (private investment firm)
Wharf, Charleston, SC                  until a
29401                                  successor
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.

Fund Officers:

                                                                                             Other Directorships Held by
                                                                                             this Officer

Daniel K.                Executive     Since March        Director, CEO and President of
Kingsbury (48)*          Vice          2007. Serves       Pioneer Investment Management
                         President     until a            USA Inc.; Pioneer Investment
                                       successor          Management, Inc. and Pioneer
                                       trustee is         Institutional Asset Management,
                                       elected or         Inc. (since March 2007);
                                       earlier            Executive Vice President of all
                                       retirement or      of the Pioneer Funds (since
                                       removal.           March 2007); Director of Pioneer
                                                          Global Asset Management S.p.A.
                                                          (since March 2007); Head of New
                                                          Markets Division, Pioneer Global
                                                          Asset Management S.p.A.
                                                          (2000-2007)

Dorothy E.               Secretary     Since 2004.        Secretary of PIM-USA; Senior       None
Bourassa (59)                          Serves at the      Vice President- Legal of
                                       discretion of      Pioneer; Secretary/Clerk of most
                                       the Board          of PIM-USA's subsidiaries; and
                                                          Secretary of all of the Pioneer
                                                          Funds since September 2003
                                                          (Assistant Secretary from
                                                          November 2000 to September 2003)

Christopher J.      Assistant          Since 2004.        Vice President and Senior          None
Kelley (42)         Secretary          Serves at the      Counsel of Pioneer since July
                                       discretion of      2002; Vice President and Senior
                                       the Board          Counsel of BISYS Fund Services,
                                                          Inc. (April 2001 to June 2002);
                                                          Senior Vice President and Deputy
                                                          General Counsel of Funds
                                                          Distributor, Inc. (July 2000 to
                                                          April 2001); and Assistant
                                                          Secretary of all of the Pioneer
                                                          Funds since September 2003

Christopher P.      Assistant          Since 2006.        Partner, Wilmer Cutler Pickering   None
Harvey (45)         Secretary          Serves at the      Hale and Dorr LLP; and Assistant
                                       discretion of      Secretary of all of the Pioneer
                                       the Board          Funds since July 2006

Vincent Nave (61)   Treasurer          Since 2004.        Vice President-Fund Accounting,    None
                                       Serves at the      Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Treasurer of all of
                                                          the Pioneer Funds

Mark E. Bradley     Assistant          Since 2004.        Deputy Treasurer of Pioneer        None
(47)                Treasurer          Serves at the      since 2004; Treasurer and Senior
                                       discretion of      Vice President, CDC IXIS Asset
                                       the Board          Management Services from 2002 to
                                                          2003; and Assistant Treasurer of
                                                          all of the Pioneer Funds since
                                                          November 2004

Luis I. Presutti    Assistant          Since 2004.        Assistant Vice President-Fund      None
(42)                Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds

Gary Sullivan (49)  Assistant          Since 2004.        Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds
                                                          since May 2002

Katherine Kim       Assistant          Since 2004.        Fund Administration Manager -      None
Sullivan (33)       Treasurer          Serves at the      Fund Accounting, Administration
                                       discretion of      and Controllership Services
                                       the Board          since June 2003; Assistant Vice
                                                          President - Mutual Fund
                                                          Operations of State Street
                                                          Corporation from June 2002 to
                                                          June 2003 (formerly Deutsche
                                                          Bank Asset Management); Pioneer
                                                          Fund Accounting, Administration
                                                          and Controllership Services
                                                          (Fund Accounting Manager from
                                                          August 1999 to May 2002); and
                                                          Assistant Treasurer of all of
                                                          the Pioneer Funds since
                                                          September 2003

Teri W. Anderholm   Chief Compliance   Since January      Chief Compliance Officer of        None
(47)                Officer            2007. Serves at    Pioneer since December 2006 and
                                       the discretion     of all the Pioneer Funds since
                                       of the Board       January 2007; Vice President and
                                                          Compliance Officer, MFS
                                                          Investment Management (August
                                                          2005 to December 2006);
                                                          Consultant, Fidelity Investments
                                                          (February 2005 to July 2005):
                                                          Independent Consultant (July
                                                          1997 to February 2005

*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.


The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees


During the most recent fiscal year, the Board of Trustees held 11 meetings. Each Trustee attended at least 75% of such meetings.


The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee.
Committee members are as follows:

Audit

David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Independent

Trustees David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret and John Winthrop

Nominating

Mary K. Bush, Marguerite A. Piret, and John Winthrop (Chair)

Valuation

David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Policy Administration

Mary K. Bush (Chair), Thomas J. Perna and John Winthrop


During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Valuation, and Policy Administration Committees held 16, 13, 3, 4 and 9 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;


o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;


o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

o review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

o review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

o receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.


The Agreement and Declaration of Trust provides that the Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or the fund or that such indemnification would relieve any officer or Trustee of any liability to the Trust or the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


Compensation of Officers and Trustees

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

Sales Loads. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

      o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

      o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

      o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.


As of December 31, 2006, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):


o     the fund

o     an officer of the fund

o     a related fund

o     an officer of any related fund

o     Pioneer

o     PFD

o     an officer of Pioneer or PFD

o     any affiliate of Pioneer or PFD

o     an officer of any such affiliate


During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $173,353 and $287,452.56 in each of 2005 and 2006.

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:


o     Pioneer

o     PFD

o     UniCredito Italiano

o     any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:


o     the fund

o     any related fund

o     Pioneer

o     PFD

o     any affiliated person of the fund, Pioneer or PFD

o     UniCredito Italiano

o     any other entity in a control relationship to the fund, Pioneer or PFD

Share Ownership. See "Annual Fee, Expense and Other Information" for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.


Proxy Voting Policies. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's "Proxy Voting Policies and Procedures" are attached as "Appendix B".


4.    INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.


Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or other agent appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the laws or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.


The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.


Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.40% of the fund's average daily net assets up to $1 billion and 0.35% of the fund's average daily net assets greater than $1 billion.. This fee is computed and accrued daily and paid monthly.

Prior to August 2, 2004, Safeco Asset Management Company ("SAM") was the fund's investment adviser. The investment advisory services of SAM were performed under an investment advisory agreement, pursuant to which the fund paid SAM an annual fee equal to 0.50% of the fund's average daily net assets up to $250 million, 45% of the next $500 million, 0.40% of the next $500 million and 0.35% of the fund's average daily net assets greater than $1.25 billion.


See the table in "Annual Fee, Expense and Other Information" for the management fee paid to Pioneer during the recently completed fiscal years.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting, administration and legal services are performed by Pioneer and pursuant to which Pioneer receives a fee at the annual rate of 0.0225% of the fund's average daily net assets. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.


Potential Conflicts of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5.    PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

Principal Underwriter

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Distribution Plans

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Investor Class or Class Y shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan and Class C Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.

Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.15% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its
expenditures for broker-dealer commissions; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.15% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.15% of the fund's average daily net assets attributable to Class A shares during such period. See Annual Fee, Expense and Other Information" for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreement with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

      o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

            o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

            o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

      o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

      o     issued prior to the date of any termination or modification;

      o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

      o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

      o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

      o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B shares of the fund; or

      o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

      o as provided in the fund's prospectus or statement of additional information; or

      o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.

Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers that enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See "Annual Fee, Expense and Other Information" for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC. Investor Class and Class Y shares are not subject to a CDSC.

6. SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $28.00 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7. CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.


9. PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers


Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                                                                                      Number of
                                                                                      Accounts Managed    Assets Managed
                                                                                      for which           for which
Name of Portfolio                           Number of                                 Advisory Fee is     Advisory Fee is
Manager              Type of Account        Accounts Managed   Total Assets Managed   Performance-Based   Performance-Based
------------------   --------------------   ----------------   --------------------   ------------------ -------------------
Seth Roman           Other Registered
                     Investment
                     Companies              3                  $1,060,868,000         N/A                 N/A

                     Other Pooled
                     Investment Vehicles    1                  $        3,000         N/A                 N/A

                     Other Accounts         1                  $  672,084,000         N/A                 N/A

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

      o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

      o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

      o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Lipper Tax Exempt Money Market Average. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

            Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

      o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredito Italiano and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

Share Ownership by Portfolio Managers. The following table indicates as of August 31, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

Name of Portfolio Manager           Beneficial Ownership of the Fund*
----------------------------        -------------------------------------
Seth Roman                          A

* Key to Dollar Ranges

A.  None
B.  $1 - $10,000
C.  $10,001 - $50,000
D.  $50,001 - $100,000
E.  $100,001 - $500,000
F.  $500,001 - $1,000,000
G.  Over $1,000,000


10. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

11. DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.


The Agreement and Declaration of Trust, dated as of September 2, 2003 (the "Declaration of Trust"), as amended from time to time, permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of seven series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A, Class B, Class C, and Class Y. Class B and Class C shares have not been issued as of the date of this statement of additional information. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.


The shares of each series of the Trust are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Trust vote together as a class on matters that affect all series of the Trust in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the

Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.

As a Delaware statutory trust, the Trust's operations are governed by the Declaration of Trust. A copy of the Trust's Certificate of Trust dated September 2, 2003 as amended, is on file with the office of the Secretary of State of Delaware. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust is organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could become subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees,
(ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Trust may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration of Trust provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a Trustee of the Trust or other investment companies for which Pioneer acts as investment adviser.


12. SALES CHARGES


The fund continuously offers the following classes of shares designated as Class A, Class B, Class C, and Class Y as described in the prospectuses. Class B and Class C shares have not been issued as of the date of this statement of additional information. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.


Class A Share Sales Charges

You may buy Class A shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge.

Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within five years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the five-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                                     CDSC as a % of Dollar
         Year Since Purchase                        Amount Subject to CDSC

         First                                                4.0
         Second                                               4.0
         Third                                                3.0
         Fourth                                               2.0
         Fifth                                                1.0
         Sixth and thereafter                                 0.0

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any CDSC that applied to the shares you originally purchased.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


Class Y Shares

No front-end, deferred or asset based sales charges are applicable to Class Y shares.


Additional Payments to Financial Intermediaries

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

Revenue Sharing Payments. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.


The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-

Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.


Administrative and Processing Support Payments. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

Other Payments. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.


As of January 1, 2007, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:

A.G. Edwards & Sons Inc.
ADP Clearing & Outsourcing Services
AIG VALIC
Ameriprise Financial Services, Inc.
AmSouth Investment Services, Inc.
AXA Advisors, LLC
Bear, Stearns & Co. Inc.
Charles Schwab & Co., Inc.
Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Citistreet Equities LLC
Commonwealth Financial Network
D.A. Davidson & Co.
Delaware Distributors, L.P.
Edward D. Jones & Co., L.P.
Eisner Retirement Solutions LLC

Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
H&R Block Financial Advisors, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.
Morgan Stanley DW Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Services Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
National Investor Services Corp.
Nationwide Securities, Inc.
OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc
Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Reliance Securities, LLC
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Scottrade, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.
Symetra Investment Services, Inc.
UnionBanc Investment Services LLC
UBS Financial Services Inc.
Wachovia Securities
Wells Fargo Investments, LLC


Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13. REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.


Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic Withdrawal Plan(s) ("SWP") (Class A, B, and C shares). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

14. TELEPHONE AND ONLINE TRANSACTIONS


You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for on line transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.


Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

o     For new accounts, complete the online section of the account application


o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.


Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.

FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.


FactFone(SM) allows shareholders to hear the following recorded fund information:

      o     net asset value prices for all Pioneer mutual funds;

      o     annualized 30-day yields on Pioneer's fixed income funds;

      o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

      o dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

15. PRICING OF SHARES


The net asset value per share of each class of the fund is determined twice daily on each day the exchange is open for trading at 12:00 p.m. Eastern time and when regular trading closes (normally 4:00 p.m. Eastern time). As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.


The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. Each class of shares is offered at net asset value without the imposition of an initial sales charge (Class B and Class C may be subject to a CDSC).

Except as set forth in the following paragraph, the fund's portfolio investments are valued on each business day on the basis of amortized cost, if the Board of Trustees determines in good faith that such method approximates fair value. This technique involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the investment. During periods of declining interest rates, the yield on shares of the fund computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by the fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

Standby commitments will be valued at zero in determining net asset value. "When-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

The valuation of the fund's portfolio investments based upon their amortized cost and the concomitant expectation to maintain the fund's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act pursuant to which the fund must adhere to certain conditions. The fund must maintain a dollar-weighted average portfolio maturity of 90 days or less. The maturities of variable rate demand instruments held in the fund's portfolio will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of the fund for the purpose of maintaining sales and redemptions at a single value. It is the intention of the fund to maintain each class' per share net asset value of $1.00 but there can be no assurance of this. Such procedures will include review of the fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the fund's net asset value per class calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (i) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (ii) withholding dividends; (iii) redeeming shares in kind; or (iv) establishing a net asset value per share by using available market quotations.

16. TAX STATUS


The fund is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders (provided that the distribution requirements set forth below are satisfied). In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, (i) among other things, derive at least 90% of its gross income for each taxable year from interest, gains from the sale or other disposition of securities and certain other income and, net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test"), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the fund does not qualify as a regulated investment company for any taxable year, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.


Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from net investment income each business day. Dividends are normally paid on the last business day of the month or shortly thereafter. The fund distributes any net short-term capital gains in November. The fund does not anticipate making any distributions of net long-term capital gains.

In accordance with its investment objective, the fund invests its assets in a manner which will provide as high a level of current income exempt from federal income tax as is consistent with preservation of capital, maintenance of liquidity and stability of principal. The fund may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income which is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The fund's distributions from such gains or income will not be "exempt-interest dividends", as described below, and accordingly will be taxable.


The Code permits tax-exempt interest received by the fund to flow through as tax-exempt "exempt-interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of the fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The fund will not invest in certain "private activity bonds" that generate interest that constitute items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax. However, all exempt-interest dividends may result in or increase a corporate shareholder's liability for the federal alternative minimum tax. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by the fund during any particular month. That portion of the fund's dividends and distributions not designated as tax-exempt will be taxable as described below.


Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. The fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the fund.

Unless shareholders specify otherwise, all distributions from the fund will be automatically reinvested in additional shares of the fund. For U.S. federal income tax purposes, all dividends from the fund, other than exempt-interest dividends, are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the fund.

In general, assuming the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay qualified dividend income, taxable dividends from the fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable to the fund's shareholders as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. The fund does not anticipate that it will earn or distribute any net capital gain. Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following

January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the fund invests in zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See "Annual Fee, Expense and Other Information" for the fund's available capital loss carryforwards, if any.

Redemptions and exchanges of shares generally are taxable events for shareholders that are subject to tax but generally will not result in taxable gain or loss if the fund successfully maintains a constant net asset value per share. A loss may occur to the extent that a CDSC is imposed in connection with a redemption. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference, if any, between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. Shareholders should consult their tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as this discussion assumes, and the tax treatment of any gains or loses recognized in such transactions.

The fund's dividends and distributions will not qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest and capital gain (if any), with respect to its investments in those countries which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.


The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the fund makes no commitment to seek to satisfy. However, the fund will report annually to its shareholders the percentage of interest income received by the fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.


A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.


Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions, if any, and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income


The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund for taxable years of the fund commencing after

December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

17. INVESTMENT RESULTS

See "Annual Fee, Expense and Other Information" for performance information for each class of fund shares as of the most recently completed fiscal year.

18. FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended December 31, 2006 appearing in the fund's annual report, filed with the SEC on March 1, 2007 (Accession No. 0000276776-07-000021) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

19. ANNUAL FEE, EXPENSE AND OTHER INFORMATION

--------------------------------------------------------------------------------
Portfolio Turnover

--------------------------------------------------------------------------------
The fund's annual portfolio turnover rate for the fiscal years ended December
31,


--------------------------------------------------------------------------------
2006                                     2005


--------------------------------------------------------------------------------
N/A                                      N/A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Share Ownership

--------------------------------------------------------------------------------
As of March 31, 2007, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of March 31, 2007:

--------------------------------------------------------------------------------
Record Holder                    Share Class   Number of Shares       % of Class
--------------------------------------------------------------------------------
AMSouth Bank                     A             17,000,000.000         20.78
Attn: Robbie Hassell
PO Box 11301
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Birmingham AL 35202-1301
--------------------------------------------------------------------------------
Morgan Keegan Co Inc.            A             29,219,542.390         35.72
50 N Front St
Memphis TN 38103-2126
--------------------------------------------------------------------------------
Kenneburt & Company              Y             112,561,534.420        100.0
Fee'd
Attn: Mutual Fund Operations
PO Box 12365
Birmingham AL 35202
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Trustee Ownership of Shares of the Fund and Other Pioneer Funds


--------------------------------------------------------------------------------
The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2006. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2006. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2006. The dollar ranges in this table are in accordance with SEC requirements.

                                                     Aggregate Dollar Range of Equity
                             Dollar Range of         Securities in All Registered Investment
                             Equity Securities in    Companies Overseen by Trustee in the
Name of Trustee              the Fund                Pioneer Family of Funds
--------------------------------------------------------------------------------------------
Interested Trustees
John F. Cogan, Jr.                           None                             Over $100,000
Independent Trustees
David R. Bock                                None                             Over $100,000
Mary K. Bush                                 None                             Over $100,000
Margaret B.W. Graham                         None                             Over $100,000
Thomas J. Perna*                             None                             Over $100,000
Marguerite A. Piret                          None                             Over $100,000
John Winthrop                                None                             Over $100,000


Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

                                        Pension or
                                        Retirement          Total Compensation
                         Aggregate      Benefits Accrued    from the Fund and
                         Compensation   as Part of Fund     Other Pioneer
Name of Trustee          from Fund**    Expenses            Funds***
Interested Trustees:
John F. Cogan, Jr.*         $  500.00              $0.00           $ 35,300.00
Independent Trustees:
David R. Bock               $1,000.00              $0.00           $149,500.00
Mary K. Bush                $1,000.00              $0.00           $148,250.00
Margaret B.W. Graham        $1,000.00              $0.00           $155,750.00
Thomas J. Perna+            $  916.75              $0.00           $126,053.12
Marguerite A. Piret         $1,000.00              $0.00           $178,250.00
John Winthrop               $1,000.00              $0.00           $140,500.00
                            ---------                              -----------
Total                       $6,416.75              $0.00           $933,603.12

* Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.

**    For the fiscal year ended December 31, 2006.

*** For the calendar year ended December 31, 2006. There are 82 U.S. registered investment portfolios in the Pioneer Family of Funds.

+     Mr. Perna became a Trustee of the fund on February 7, 2006.

Approximate Management Fees the Fund Paid or Owed Pioneer


The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.


For the Fiscal Years Ended December 31,
                   2006           2005            2004
Gross Fee          $638,559       $281,763        $287,194
Incurred
Net Fee Paid       $633,140       $190,779        $209,682


Fees the Fund Paid to Pioneer under the Administration Agreement

For the Fiscal Years Ended December 31,


2006                   2005              2004
$33,118                $21,893           $50,943

--------------------------------------------------------------------------------
Carryover of Distribution Expenses

--------------------------------------------------------------------------------
As of December 31, 2006 the carryover of distribution expenses under the Class A Plan was:

--------------------------------------------------------------------------------
$0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Underwriting Expenses and Commissions

--------------------------------------------------------------------------------
For the fiscal years ended December 31,


--------------------------------------------------------------------------------
                               2006                2005                  2004
--------------------------------------------------------------------------------
Approximate Net                $        0          $        0            $     0
Underwriting Expenses
Retained by PFD
--------------------------------------------------------------------------------
Approximate Commissions        $      708          $        0            $     0
Reallowed to Dealers (Class
A shares)
--------------------------------------------------------------------------------
Approximate Commissions        $        0          $        0            $     0
Reallowed to Dealers (Class
C shares)
--------------------------------------------------------------------------------
Approximate Brokerage and      $2,163,000          $1,300,000            $64,000
Underwriting Commissions
(Portfolio Transactions)
--------------------------------------------------------------------------------


Fund Expenses under the Distribution Plans


--------------------------------------------------------------------------------
For the Fiscal Year Ended December 31, 2006
--------------------------------------------------------------------------------
Class A Plan                          Class B Plan                  Class C Plan
--------------------------------------------------------------------------------
$54,242                               $0                            $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CDSCs

--------------------------------------------------------------------------------
During the fiscal year ended December 31, 2006, the following CDSCs were paid to
PFD:

--------------------------------------------------------------------------------
$299
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Capital Loss Carryforwards as of December 31, 2006

--------------------------------------------------------------------------------
At December 31, 2006, the fund had the following net capital loss carryforward:
--------------------------------------------------------------------------------
$101,132
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Of this, the following amounts will expire as indicated below, if not utilized:
--------------------------------------------------------------------------------


---------------------------------
2006                  $74,898
---------------------------------
2008                  $14,681
---------------------------------
2010                  $    56
---------------------------------
2011                  $ 6,547
---------------------------------
2012                  $ 4,950
---------------------------------


Fund Performance


The fund acquired the assets and liabilities of Safeco Tax-Free Money Market Fund (the predecessor fund) on December 10, 2004. In the reorganization, the predecessor fund exchanged its assets for Investor Class shares of the fund. As a result of the reorganization, the fund is the accounting successor of the predecessor fund


The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's Investor Class prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not Rule 12b-1 fees or other differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.

The performance of Class Y shares of the fund includes the performance of the predecessor fund's Investor Class prior to the reorganization, which has not been restated to reflect any differences in expenses. If all the expenses of the Pioneer fund were reflected, the performance would be lower.


Average Annual Total Returns as of December 31, 2006


The table reflects sales charges applicable to the class.


The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

--------------------------------------------------------------------------------
                                     Average Annual Total Return (%)
--------------------------------------------------------------------------------
                                                            Since      Inception
Class of Shares         One Year   Five Years   Ten Years   Inception  Date
--------------------------------------------------------------------------------
Class A Shares          2.80       1.23         2.09        3.15       9/18/84#
--------------------------------------------------------------------------------
Class B Shares          N/A        N/A          N/A         N/A        9/18/84#
--------------------------------------------------------------------------------
Class C Shares          N/A        N/A          N/A         N/A        9/18/84#
--------------------------------------------------------------------------------
Class Y Shares          2.99       1.27         2.11        3.17       9/18/84#

# Inception date of the predecessor fund. Class A shares commenced operations on December 11, 2004. Class Y shares commenced operations on September 23, 2005. As of May 1, 2007, Class B and Class C shares had not commenced operations.


--------------------------------------------------------------------------------
Yield and Effective Yield


--------------------------------------------------------------------------------
The yield and effective yield of the fund for the seven day period ended December 31, 2006 is as follows:
--------------------------------------------------------------------------------
Class of Shares                Yield (%)                 Effective Yield (%)
--------------------------------------------------------------------------------
Class A Shares                 3.23                      3.28
--------------------------------------------------------------------------------
Class B Shares                 N/A                       N/A
--------------------------------------------------------------------------------
Class C Shares                 N/A                       N/A
--------------------------------------------------------------------------------
Class Y Shares                 3.51                      3.57

--------------------------------------------------------------------------------
Taxable equivalent yield (35% federal income tax bracket) (December 31, 2006)

--------------------------------------------------------------------------------
Class of Shares                              Yield (%)

--------------------------------------------------------------------------------
Class A Shares                               N/A
--------------------------------------------------------------------------------
Class B Shares                               N/A
--------------------------------------------------------------------------------
Class C Shares                               N/A
--------------------------------------------------------------------------------
Class Y Shares                               N/A
--------------------------------------------------------------------------------

20. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

Moody's Investors Service, Inc. ("Moody's") Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.
High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Moody's Debt Ratings

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest

----------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

21.                                Appendix B

                     Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

      o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

      o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

      o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

      o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

      o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

      o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

      o     Retains a record of the vote cast;

      o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

      o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

      o     A record memorializing the basis for each referral vote cast;

      o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

      o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                              Proxy Voting Policies

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

      o     Corporate name change.

      o     A change of corporate headquarters.

      o     Stock exchange listing.

      o     Establishment of time and place of annual meeting.

      o     Adjournment or postponement of annual meeting.

      o     Acceptance/approval of financial statements.

      o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

      o     Approval of minutes and other formalities.

      o Authorization of the transferring of reserves and allocation of income.

      o     Amendments to authorized signatories.

      o     Approval of accounting method changes or change in fiscal year-end.

      o     Acceptance of labor agreements.

      o     Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

      o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

      o     Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

      o     Seek bids from other auditors.

      o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

      o     Indemnify auditors.

      o Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

      o Audit, compensation and nominating committees composed of independent directors exclusively.

      o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

      o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

      o     Election of an honorary director.

We will vote against:

      o     Minimum stock ownership by directors.

      o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

      o Requirements for union or special interest representation on the board.

      o     Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

      o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

      o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

      o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

      o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

      o Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

      o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

      o     Contested election of directors.

      o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

      o     Mandatory retirement policies.

      o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

      o     Cumulative voting.

      o     Increase ability for shareholders to call special meetings.

      o     Increase ability for shareholders to act by written consent.

      o     Restrictions on the ability to make greenmail payments.

      o     Submitting rights plans to shareholder vote.

      o     Rescinding shareholder rights plans ("poison pills").

      o     Opting out of the following state takeover statutes:

      o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

      o Control share cash-out provisions, which require large holders to acquire shares from other holders.

      o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

      o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

      o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

      o     Fair price provisions.

      o     Authorization of shareholder rights plans.

      o     Labor protection provisions.

      o     Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

      o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

      o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

      o     Proposals that allow shareholders to nominate directors.

We will vote against:

      o     Classified boards, except in the case of closed-end mutual funds.

      o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

      o     Classes of shares with unequal voting rights.

      o     Supermajority vote requirements.

      o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

      o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

      o     Extension of advance notice requirements for shareholder proposals.

      o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

      o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

      o     Changes in par value.

      o     Reverse splits, if accompanied by a reduction in number of shares.

      o Share repurchase programs, if all shareholders may participate on equal terms.

      o     Bond issuance.

      o     Increases in "ordinary" preferred stock.

      o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

      o     Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

      o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

      o Increase in authorized common stock. We will make a determination considering, among other factors:

      o     Number of shares currently available for issuance;

      o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

      o     Proposed use of the additional shares; and

      o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

      o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

      o     Proposals to submit private placements to shareholder vote.

      o     Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

      o     401(k) benefit plans.

      o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

      o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

      o     Amendments to performance plans to conform with OBRA;

      o     Caps on annual grants or amendments of administrative features;

      o     Adding performance goals; and

      o     Cash or cash-and-stock bonus plans.

      o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

      o     Require that option repricings be submitted to shareholders.

      o     Require the expensing of stock-option awards.

      o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

      o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

      o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

            o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                  Dilution = (A + B + C) / (A + B + C + D), where
                  A = Shares reserved for plan/amendment,
                  B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

            o     The plan must not:

                  o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

                  o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

      o We are generally in favor of proposals that increase participation beyond executives.

      o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

      o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

      o We generally support proposals asking companies to adopt stock holding periods for their executives.

      o     All other employee stock purchase plans.

      o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

      o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

      o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

      o     Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

      o     Limits on executive and director pay.

      o     Stock in lieu of cash compensation for directors.

Corporate Governance

Pioneer will vote for:

      o     Confidential Voting.

      o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

      o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

      o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

      o Bundled proposals. We will evaluate the overall impact of the proposal.

      o     Adopting or amending the charter, bylaws or articles of association.

      o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

      o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

      o     Limitations on stock ownership or voting rights.

      o     Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

      o     Mergers and acquisitions.

      o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

      o     Debt restructurings.

      o     Conversion of securities.

      o     Issuance of shares to facilitate a merger.

      o     Private placements, warrants, convertible debentures.

      o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

      o     Establishment of new classes or series of shares.

      o     Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

      o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

      o     Approval of new or amended advisory contracts.

      o     Changes from closed-end to open-end format.

      o     Authorization for, or increase in, preferred shares.

      o     Disposition of assets, termination, liquidation, or mergers.

      o Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

      o Conduct studies regarding certain issues of public concern and interest;

      o Study the feasibility of the company taking certain actions with regard to such issues; or

      o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 23.  Exhibits

       (a)(1) Agreement and Declaration of Trust.(1)
       (a)(2) Amendment to Agreement and Declaration of Trust.(4)
       (a)(3) Certificate of Trust.(1)
       (b)    Amended and Restated By-Laws.(12)
       (c)    None.
       (d)(1) Management Contract for Pioneer Growth Leaders Fund (formerly
              Pioneer Papp Stock Fund).(3)
       (d)(2) Management Contract for Pioneer Small and Mid Cap Growth Fund
              (formerly Pioneer Papp Small and Mid Cap Growth Fund). (3)
       (d)(3) Management Contract for Pioneer AmPac Growth Fund (formerly
              Pioneer Papp America-Pacific Rim Fund). (3)
       (d)(4) Subadvisory Agreement between Pioneer Investment
              Management, Inc. and L. Roy Papp & Associates, LLP for
              Pioneer Growth Leaders Fund (formerly Pioneer Papp Stock Fund).(3)
       (d)(5) Subadvisory Agreement between Pioneer Investment
              Management, Inc. and L. Roy Papp & Associates, LLP for
              Pioneer Small and Mid Cap Growth Fund (formerly Pioneer Papp
              Small and Mid Cap Growth Fund).(3)
       (d)(6) Subadvisory Agreement between Pioneer Investment
              Management, Inc. and L. Roy Papp & Associates, LLP for
              Pioneer AmPac Growth Fund (formerly Pioneer Papp America-Pacific
              Rim Fund).(3)
       (d)(7) Management Contract for Pioneer Growth Opportunities
              Fund. (6)
       (d)(8) Management Contract for Pioneer AMT-Free Municipal Fund (formerly
              Pioneer Municipal Bond Fund). (6)
       (d)(9) Management Contract for Pioneer AMT-Free CA Municipal Fund
              (formerly California Tax Free Income Fund). (6)
       (d)(10)Management Contract for Pioneer Tax Free Money Market
              Fund. (10)
       (e)(1) Underwriting Agreement for Pioneer Growth Leaders Fund (formerly
              Pioneer Papp Stock Fund, Pioneer Small and Mid Cap
              Growth Fund (formerly Pioneer Papp Small and Mid Cap Growth Fund and Pioneer AmPac Growth Fund (formerly Pioneer Papp
              America-Pacific Rim Fund).(3)
       (e)(2) Underwriting Agreement for Pioneer Growth Opportunities Fund,
              Pioneer AMT-Free Municipal Fund (formerly Pioneer Municipal Bond
              Fund), Pioneer AMT-Free CA Municipal Fund (formerly California Tax
              Free Income Fund) and Pioneer Tax Free Money Market Fund.(7)
       (e)(3) Dealer Sales Agreement.(12)
       (f)    None.
       (g)(1) Custodian Agreement with Brown Brothers Harriman & Co.(10)
       (g)(2) Amended Appendix A to Custodian Agreeement (12)
       (h)(1) Investment Company Service Agreement.(10)
       (h)(2) Amended Exhibit A to Investment Company Service
              Agreement (12)
       (h)(3) Administration Agreement.(12)
       (h)(4) Amended Exhibit No. 1 to Administration Agreement(12)
       (h)(5) Master Expense Limitation Agreement.(12)
       (h)(6) Class R Service Plan for Pioneer Growth Opportunities Fund.(7)
       (h)(7) Class R Service Plan for Pioneer AMT-Free Municipal Fund (formerly
              Municipal Bond Fund). (7)
       (h)(8) Class R Service Plan for Pioneer AMT-Free CA Municipal Fund
              (formerly Pioneer California Tax Free Income Fund. (7)
       (h)(9) Class R Service Plan for Pioneer Tax Free Money Market Fund.(7)
       (h)(10)Agreement and Plan of Reorganization for Pioneer Growth Leaders
              Fund (formerly Pioneer Papp Stock Fund).(3)
       (h)(11)Agreement and Plan of Reorganization for Pioneer Small and Mid
              Cap Growth Fund (formerly Pioneer Papp Small and Mid Cap Growth
              Fund). (3)
       (h)(12) Agreement and Plan of Reorganization for Pioneer AmPac Growth
              Fund (formerly Pioneer Papp America-Pacific Rim Fund). (3)
       (h)(13)Agreement and Plan of Reorganization for Pioneer Growth
              Opportunities Fund. (7)
       (h)(14)Agreement and Plan of Reorganization for Pioneer AMT-Free
              Municipal Fund (formerly Pioneer Municipal Bond Fund).(7)
       (h)(15)Agreement and Plan of Reorganization for Pioneer AMT-Free CA
              Municipal Fund (formerly Pioneer California Tax Free Income
              Fund). (7)
       (h)(16)Agreement and Plan of Reorganization for Pioneer Tax
              Free Money Market Fund. (7)
       (h)(17)Agreement and Plan of Reorganization with Regard to
              Reorganization of AmSouth Small Cap Fund into Pioneer Growth
              Opportunities Fund (9)
       (h)(18)Agreement and Plan of Reorganization with Regard to
              Reorganization of AmSouth Tax-Exempt Money Market Fund into
              Pioneer Tax Free Money Market Fund (9)
       (h)(19)Agreement and Plan of Reorganization with Regard to
              Reorganization of Pioneer Strategic Growth Fund into
              Pioneer Growth Leaders Fund (12)
       (h)(20)Agreement and Plan of Reorganization with Regard to
              Reorganization of Pioneer Florida Tax Free Income Fund into
              Pioneer AMT-Free Municipal Fund (12)
       (i)(1) Opinion of Counsel with Regard to Papp Reorganization. (2)
       (i)(2) Opinion of Counsel with Regard to Safeco Reorganization. (5)
       (i)(3) Opinion as to Tax Matters and Consent with Regard to the
              Reorganization of Papp Stock Fund into Pioneer Growth Leaders
              Fund (formerly Pioneer Papp Stock Fund).(12)
       (i)(4) Opinion as to Tax Matters and Consent with Regard to the
              Reorganization of Papp Small & Mid Cap Growth Fund into Pioneer
              Small and Mid Cap Growth Fund (formerly Pioneer Papp Small and
              Mid Cap Growth Fund).(12)
       (i)(5) Opinion as to Tax Matters and Consent with Regard to the
              Reorganization of Papp America-Pacific Rim Fund into Pioneer
              AmPac Growth Fund (formerly Pioneer Papp America-Pacific Rim
              Fund.(12)
       (i)(6) Opinion as to Tax Matters and Consent for Pioneer Growth
              Opportunities Fund. (7)
       (i)(7) Opinion as to Tax Matters and Consent for Pioneer AMT-Free
              Municipal Fund (formerly Pioneer Municipal Bond Fund). (7)
       (i)(8) Opinion as to Tax Matters and Consent for Pioneer AMT-Free CA
              Municipal Fund (formerly Pioneer California Tax Free Income
              Fund). (7)
       (i)(9) Opinion as to Tax Matters and Consent for Pioneer Tax Free Money
              Market Fund. (7)
       (i)(10)Opinion as to Tax Matters and Consent with Regard to
              Reorganization of AmSouth Small Cap Fund into Pioneer Growth
              Opportunities Fund. (9)
       (i)(11)Opinion as to Tax Matters and Consent with Regard to
              Reorganization of AmSouth Tax Free Money Market Fund into Pioneer
              Tax-Exempt Money Market Fund. (9)
       (i)(12)Opinion as to Tax Matters and Consent with Regard to
              Reorganization of Pioneer Strategic Growth Fund into Pioneer
              Growth Leaders Fund. (12)
       (i)(13)Opinion as to Tax Matters and Consent with Regard to
              Reorganization of Pioneer Florida Tax Free Income Fund into
              Pioneer AMT-Free Municipal Fund. (12)
       (j)    Consent of Independent Registered Public Accounting Firm.(12)
       (k)    None.
       (l)    None.
       (m)(1) Class A Distribution Plan for Pioneer Growth Leaders Fund
              (formerly Pioneer Papp Stock Fund).(3)
       (m)(2) Class A Distribution Plan for Pioneer Small and Mid Cap Growth
              Fund (formerly Pioneer Papp Small and Mid Cap Growth Fund).(3)
       (m)(3) Class A Distribution Plan for Pioneer AmPac Growth Fund (formerly
              Pioneer Papp America-Pacific Rim Fund).(3)
       (m)(4) Class B Distribution Plan for Pioneer Growth Leaders Fund
              (formerly Pioneer Papp Stock Fund).(3)
       (m)(5) Class B Distribution Plan for Pioneer Small and Mid Cap Growth
              Fund (formerly Pioneer Papp Small and Mid Cap Growth Fund).(3)
       (m)(6) Class B Distribution Plan for Pioneer AmPac Growth Fund (formerly
              Pioneer Papp America-Pacific Rim Fund).(3)
       (m)(7) Class C Distribution Plan for Pioneer Growth Leaders Fund
              (formerly Pioneer Papp Stock Fund).(3)
       (m)(8) Class C Distribution Plan for Pioneer Small and Mid Cap Growth
              Fund (formerly Pioneer Papp Small and Mid Cap Growth Fund).(3)
       (m)(9) Class C Distribution Plan for Pioneer AmPac Growth Fund
              (formerly Pioneer Papp America-Pacific Rim Fund).(3)
       (m)(10)Class R Distribution Plan for Pioneer Growth Opportunities
              Fund.(7)
       (m)(11)Class R Distribution Plan for Pioneer AMT-Free Municipal Fund
              (formerly Pionner Municipal Bond Fund.(7)
       (m)(12)Class R Distribution Plan for Pioneer AMT-Free CA Municipal Fund
              (formerly Pioneer California Tax Free Income Fund.(7)
       (m)(13)Class R Distribution Plan for Pioneer Tax Free Money Market
              Fund.(7)
       (m)(14)Class A Distribution Plan for Pioneer Growth Opportunities
              Fund.(7)
       (m)(15)Class A Distribution Plan for Pioneer Municipal Bond
              Fund.(7)
       (m)(16)Class A Distribution Plan for Pioneer California Tax Free
              Income Fund.(7)
       (m)(17)Class A Distribution Plan for Pioneer Tax Free Money
              Market Fund.(11)
       (m)(18)Class B Distribution Plan for Pioneer Growth Opportunities
              Fund.(7)
       (m)(19)Class B Distribution Plan for Pioneer AMT-Free Municipal Fund
              (formerly Pioneer Municipal Bond Fund).(7)
       (m)(20)Class B Distribution Plan for Pioneer AMT-Free CA Municipal Fund
              (formerly Pioneer California Tax Free Income Fund).(7)
       (m)(21)Class B Distribution Plan for Pioneer Tax Free Money
              Market Fund.(7)
       (m)(22)Class C Distribution Plan for Pioneer Growth Opportunities
              Fund.(7)
       (m)(23)Class C Distribution Plan for Pioneer AMT-Free Municipal Fund
              (formerly Pioneer Municipal Bond Fund).(7)
       (m)(24)Class C Distribution Plan for Pioneer AMT-Free CA Municipal Fund
              (formerly California Tax Free Income Fund).(7)
       (m)(25)Class C Distribution Plan for Pioneer Tax Free Money
              Market Fund.(7)
       (n)(1) Multiclass Plan Pursuant to Rule 18f-3 for Pioneer Growth Leaders
              Fund (formerly Pioneer Papp Stock Fund).(3)
       (n)(2) Multiclass Plan Pursuant to Rule 18f-3 for Pioneer Small and Mid
              Cap Growth Fund (formerly Pioneer Papp Small and Mid Cap Growth
              Fund).(3)
       (n)(3) Multiclass Plan Pursuant to Rule 18f-3 for Pioneer AmPac Growth
              Fund (formerly Pioneer Papp America-Pacific Rim Fund).(3)
       (n)(4) Multiclass Plan Pursuant to Rule 18f-3 for Pioneer Growth
              Opportunities Fund.(7)
       (n)(5) Multiclass Plan Pursuant to Rule 18f-3 for Pioneer AMT-Free
              Municipal Fund (formerly Pioneer Municipal Bond Fund).(7)
       (n)(6) Multiclass Plan Pursuant to Rule 18f-3 for Pioneer AMT-Free CA
              Municipal Fund (formerly Pioneer California Tax Free Income
              Fund.(7)
       (n)(7) Multiclass Plan Pursuant to Rule 18f-3 for Pioneer Tax
              Free Money Market Fund.(7)
       (p)(1) Code of Ethics - Pioneer Investment Management, Inc.(11)
       (p)(2) Code of Ethics - Pioneer Funds (11)
       (p)(3) Code of Ethics - Pioneer Funds Distributor, Inc. (11)
       (p)(4) Papp Code of Ethics (7)
       N/A    Powers of Attorney.(12)

------------------

(1) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Registration Statement on Form N-1A (File No. 333-110037) as filed with the Securities and Exchange Commission (the "SEC") on October 28, 2003 (Accession No. 0001265389-03-000007).

(2) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Registration Statement on Form N-14 (File No. 333-110171) as filed with the SEC on October 31, 2003 (Accession No. 0001265389-03-000010).

(3) Previously filed. Incorporated herein by reference from the exhibits filed in Post-effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-110037) as filed with the SEC on June 8, 2004 (Accession No. 0001016964-04-000245).

(4) Previously filed. Incorporated herein by reference from the exhibits filed in the registrant's Registration Statement on Form N-14 (File No. 333-118444) as filed with the SEC on August 20, 2004 (Accession No. 0001145443-04-001274 ).

(5) Previously filed. Incorporated herein by reference from the exhibits filed in Pre-effective Amendment No. 1 to the registrant's Registration Statement on Form N-14 (File No. 333-118444) as filed with the SEC on October 26, 2004 (Accession No. 0001145443-04-001626 ).

(6) Previously filed. Incorporated herein by reference from the exhibits filed in Post-effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A(File No. 333-110037) as filed with the SEC on December 13 , 2004 (Accession No. 0001016964-04-000499).

(7) Previously filed. Incorporated herein by reference from the exhibits filed in Post-effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A(File No. 333-110037) as filed with the SEC on April 22, 2005 (Accession No. 0001016964-05-000146).

(8) Previously filed. Incorporated herein by reference from the exhibits filed in Post-effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A(File No. 333-110037) as filed with the SEC on July 22, 2005 (Accession No. 0000831120-05-000014).

(9) Previously filed. Incorporated herein by reference from the exhibits filed in Pre-effective Amendment No. 3 to the Registrant's Registration Statement on Form N-14 (File No. 333-126374) as filed with the SEC on September 27, 2005 (Accession No. 0001145443-05-002277).

(10) Previously filed. Incorporated herein by reference from the exhibits filed in Post-effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File No. 333-110037) as filed with the SEC on April 28, 2006 (Accession No. 0001265389-06-000020).

(11) Previously filed. Incorporated herein by reference from the exhibits filed in Post-effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A(File No. 333-110037) as filed with the SEC on November 6, 2006 (Accession No. 0001265389-06-000020).

(12) Filed herewith.

Item 24.  Persons Controlled by or Under Common Control with the Fund

     None.

Item 25.  Indemnification

     Except for the Agreement and Declaration of Trust, dated September 2, 2003, as amended from time to time (the "Declaration"), establishing the Fund as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Fund is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Fund shall be indemnified by the Fund or the appropriate Fund series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

     Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amendeded, and is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"). Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

     To the knowledge of the Fund, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredito subsidiaries.

                              OTHER BUSINESS, PROFESSION, VOCATION OR
                              EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN LAST TWO
NAME OF DIRECTOR/OFFICER      FISCAL YEARS

John F. Cogan, Jr.            Of Counsel, Wilmer Cutler Pickering Hale and Dorr
                              LLP, 60 State Street, Boston, Massachusetts 02109

     With respect to the information pertaining to L. Roy Papp & Associates, LLP, investment subadviser for Pioneer AmPac Growth Fund, Pioneer Small and Mid Cap Growth Fund and Pioneer Growth Leaders Fund, reference is hereby made to "Management - Investment subadviser" in the prospectuses. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of L. Roy Papp & Associates, LLP, reference is made to the current Form ADV of L. Roy Papp & Associates, LLP filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference (File No. 801-35594).


Item 27.  Principal Underwriters

      (a) Pioneer Funds Distributor, Inc. acts as principal underwriter for the following investment companies:

Pioneer Bond Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund
Pioneer Europe Select Equity Fund
Pioneer Fund
Pioneer Fundamental Growth Fund
Pioneer Global High Yield Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Ibbotson Asset Allocation Series
Pioneer Independence Fund
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust
Pioneer Protected Principal Trust
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Select Equity Fund
Pioneer Select Value Fund
Pioneer Series Trust I
Pioneer Series Trust II
Pioneer Series Trust III
Pioneer Series Trust IV
Pioneer Series Trust V
Pioneer Series Trust VI
Pioneer Short Term Income Fund
Pioneer Small Cap Value Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust


      (b)   Directors and executive officers of Pioneer Funds Distributor, Inc.:

                       POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
       NAME            UNDERWRITER                  FUND

Kevin A. Rowell        President and Director       None

Steven M. Graziano     Director and Executive
                       Vice President               None

Mark D. Goodwin        Executive Vice President     None

Julia Hoik             Senior Vice President        None

Natale Algiere         Senior Vice President        None

Michael B. Glenn       Senior Vice President        None

Richard L. Sardelli    Senior Vice President        None

John P. Davy           Senior Vice President        None

Alexander Sarafianos   Senior Vice President        None

Anthony J. Koenig      Treasurer                    None

Dorothy E. Bourassa    Senior Vice President
                       and Clerk                    Secretary

The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.

Item 28.  Location of Accounts and Records

         The accounts and records are maintained at the Fund's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.

Item 29.  Management Services

     Not applicable.

Item 30.  Undertakings

The Registrant undertakes that it will supplement the applicable prospectus in the event that more than 25% of the value of the Pioneer Tax Free Money Market Fund or Pioneer AMT-Free Municipal Fund's total assets are invested in municipal securities of issuers located in a single state, which prospectus supplement will identify the state and include risk disclosure as to such state that the Registrant determines to be appropriate.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 27th day of April, 2007.

                                             PIONEER SERIES TRUST II



                                        By:  /s/ Daniel K. Kingsbury
                                             Daniel K. Kingsbury
                                             Executive Vice President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title

John F. Cogan, Jr.*            Chairman of the Board              )
John F. Cogan, Jr.             and President                      )
                               (Principal Executive               )
                               Officer)                           )
                                                                  )
                                                                  )
Vincent Nave*                  Chief Financial Officer            )
Vincent Nave                   and Treasurer (Principal           )
                               Financial and Accounting           )
                               Officer)                           )
                                                                  )
                                                                  )
Trustees:                                                         )
                                                                  )
                                                                  )
David R. Bock*                                                    )
David R. Bock                                                     )
                                                                  )
                                                                  )
Mary K. Bush*                                                     )
Mary K. Bush                                                      )
                                                                  )
                                                                  )
John F. Cogan, Jr.*                                               )
John F. Cogan, Jr.                                                )
                                                                  )
                                                                  )
Margaret B. W. Graham*                                            )
Margaret B. W. Graham                                             )
                                                                  )
                                                                  )
Thomas J. Perna*                                                  )
Thomas J. Perna                                                   )
                                                                  )
Marguerite A. Piret*                                              )
Marguerite A. Piret                                               )
                                                                  )
                                                                  )
John Winthrop*                                                    )
John Winthrop                                                     )
                                                                  )
                                                                  )
*By:     /s/ Daniel K. Kingsbury             Dated: April 27, 2007)
         Daniel K. Kingsbury
         Attorney-in-fact

                                  EXHIBIT INDEX


     Exhibit
     Number       Document Title


       (b)     Amended and Restated By-Laws
       (e)(3)  Dealer Sales Agreement
       (g)(2)  Amended Appendix A to Custodian Agreeement
       (h)(2)  Amended Exhibit A to Investment Company Service
               Agreement
       (h)(3)  Administration Agreement
       (h)(4)  Amended Exhibit No. 1 to Administration Agreement
       (h)(5)  Expense Limitation Agreement
       (h)(19) Agreement and Plan of Reorganization with Regard to
               Reorganization of Pioneer Strategic Growth Fund into
               Pioneer Growth Leaders Fund
       (h)(20) Agreement and Plan of Reorganization with Regard to
               Reorganization of Pioneer Florida Tax Free Income Fund into
               Pioneer AMT-Free Municipal Fund
        (i)(3) Opinion as to Tax Matters and Consent with Regard to the
               Reorganization of Papp Stock Fund into Pioneer Growth Leaders
               Fund (formerly Pioneer Papp Stock Fund)
        (i)(4) Opinion as to Tax Matters and Consent with Regard to the
               Reorganization of Papp Small & Mid Cap Growth Fund into Pioneer
               Small and Mid Cap Growth Fund (formerly Pioneer Papp Small and
               Mid Cap Growth Fund)
        (i)(5) Opinion as to Tax Matters and Consent with Regard to the
               Reorganization of Papp America-Pacific Rim Fund into Pioneer
               AmPac Growth Fund (formerly Pioneer Papp America-Pacific Rim
               Fund
        (i)(12)Opinion as to Tax Matters and Consent with Regard to
               Reorganization of Pioneer Strategic Growth Fund into Pioneer
               Growth Leaders Fund
        (i)(13)Opinion as to Tax Matters and Consent with Regard to
               Reorganization of Pioneer Florida Tax Free Income Fund into
               Pioneer AMT-Free Municipal Fund
       (j)     Consent of Independent Registered Public Accounting Firm
        N/A    Powers of Attorney